UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number              811-06719

                                        Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Ave., Suite 100

                                    Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

3605 Glenwood Ave., Suite 100

                                    Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 228-1872

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING
CAPITAL FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2018

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

●	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in your account(s);

●	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

●	Online, your name and e-mail address if you provide them; and

●	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

●	in connection with legal proceedings, such as responding to a subpoena;

●

to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

●	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

●	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

●	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

1 For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2017, and September 30, 2018.

U.S. equity markets delivered strong returns during the period under review amid business-friendly tax reform, robust corporate earnings and rising consumer spending. Geopolitical turmoil, climbing interest rates and rapidly-changing trade policy created uncertainty in an overall positive economic environment, however, causing periods of high volatility for U.S. stocks and mixed results for international equities. Fixed income markets lost ground during the period as the U.S. Federal Reserve raised the benchmark interest rate four times during the 12-month period, for a total increase of 100 basis points. Rising interest rates drove bond prices lower, while the expectation of additional rate hikes, along with a flattening yield curve, also weighed on fixed income markets.

A Positive Economic Environment

U.S. economic growth picked up significantly during the period, driven by strong consumer spending and rising business investment. The economic environment was summed up in September by the president of the Federal Reserve Bank of Chicago with his remark that “the U.S. economy is firing from all cylinders.” Gross domestic product (GDP) grew at a modest pace of 2.3% during the fourth quarter of 2017 and 2.2% in the first quarter of 2018, but then picked up significantly. In the second quarter of 2018 the economy expanded at a rate of 4.2%, and preliminary estimates suggest that third quarter growth will be in a similar range.

Economic indicators in the U.S. reflected the positive economic climate. Industrial production surged, and labor productivity grew significantly during the 12-month period. The unemployment rate dipped to 3.7% late in the period, reaching its lowest level since 1969. The tighter job market helped generate positive consumer-related data showing rising personal income, wages and consumer confidence. Consumer spending rose steadily during the period and the housing market appeared healthy, although rising mortgage interest rates began to drag on home sales.

The U.S. trade deficit continued to expand even as U.S. exports increased. Inflation picked up moderately overall, but oil prices rose more sharply amid increasing geopolitical tensions in the Middle East.

U.S. Equities Make Strong Gains

The S&P 500® Index1 (S&P 500) climbed 17.91% during the 12 months under review. Large-cap stocks outperformed smaller company shares. The Russell 2000® Index2 (Russell 2000) of small-cap stocks delivered a total return of 15.24%, compared to a 17.77% return for the Russell 1000® Index3 (Russell 1000), which measures large-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index fell 1.22%. The Federal Reserve’s increases to short-term interest rates, along with declines in long-term rates, created a flatter yield curve.

Stocks rose steadily in the first months of the period under review amid broad global economic expansion, rising corporate profits and expectations that the major tax legislation signed into law in December would provide a boost to U.S. economic growth. Equities entered a more volatile period beginning in February as investors grew increasingly concerned about protectionist trade policies and increases in inflation and interest rates. Despite these headwinds, stocks continued to trend upwards through the remainder of the period. During the final quarter of the period stocks made particularly impressive gains as the positive impact of the recent tax legislation on corporate profits became more tangible with the release of strong earnings reports. Stocks in the information technology and consumer discretionary sectors contributed most to gains during the period, while stocks in the consumer staples and materials sectors dragged considerably.

Gains in Foreign Stocks

International stocks in developed markets edged up slightly during the period. The MSCI EAFE Net Index of developed markets rose 2.74%. The prospect of a growing trade war between the U.S. and its trading partners was a major factor dragging on international equities, along with sluggish economic growth in Asia, the U.K.’s protracted “Brexit” process and Turkey’s currency crisis. Concerns about rising inflation and the prospect of less accommodative monetary policy also weighed on returns.

Emerging markets suffered most in this climate, pushing the MSCI Emerging Markets Index down 0.81%. The Chinese economy continued to experience slowing rates of growth, with weakening industrial production especially apparent throughout the period. Growing trade barriers with the U.S. also dealt a blow to the Chinese economy, while renewed diplomacy between the United States and North Korea created uncertainty in the region.

Our Perspective

The current economy is growing at a rate we’ve not experienced in nearly a decade and our view is that this pace is not sustainable. It appears likely, in our view, that consumer demand will flatten and synchronized global growth will weaken in the near future as European growth levels off and Chinese expansion begins to slow due to trade concerns. However, we think a recession in the near-term is unlikely. The U.S. economy continued to benefit from strong economic momentum fueled by tax cuts, reduced regulation and stable monetary policy.

Given the current climate, we continue to recommend that investors stay focused on the long term, while managing risk through asset class diversification. We will continue to monitor events and manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your future investment needs. If you have any questions, please call us at 1-800-228-1872.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]

“Russell 2000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index is a small-cap market index of the bottom 2,000 stocks in the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]

“Russell 1000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 1000® Index is a large-cap market index of the largest stocks in the U.S. equity markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Historically low interest rates continued to benefit U.S. stocks during the 12-month period. The Federal Reserve’s gradual, and much anticipated, increases in interest rates did not slow equity gains much, in part due to the boost from lower corporate tax rates. Corporate earnings growth accelerated over the period, which also added to absolute returns.

The Fund’s outperformance relative to its benchmark is in large part due to its strategy of applying principles of behavioral finance to its investment decisions. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego. The Fund’s exposure to momentum-based behavioral strategies also benefited relative returns.

Stock selection in the financials and health care sectors helped the Fund’s performance, particularly investments in the banks, pharmaceuticals, and biotechnology and life sciences subsectors. Investments in two major banks performed well, as rising interest rates aided the expansion of net interest margin, and accelerating core loan growth kept expectations high for continued growth across the banking sector. The Fund’s strategy of maintaining an average market capitalization profile that was smaller than the benchmark also contributed modestly to returns as smaller stocks generally outperformed.

The Fund’s exposure to value-based behavioral strategies hurt relative returns. Value provided neutral returns during the first three months of the period, only to weigh on returns during the following nine months. Stock selection in technology and financial services also detracted on relative performance. Shares of a data storage company lagged the benchmark over most of the year due to a down cycle in demand for flash memory products coupled with lower margins and a weakening environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	4.52%	10.05%	7.85%

Class C Shares**	2/1/01	10.11%	10.55%	7.69%

Institutional Shares	10/9/92	11.19%	11.64%	8.77%

Class R6 Shares	2/1/18[1]	11.22%	11.65%	8.77%

Russell 1000® Value Index	N/A	9.45%	10.72%	9.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund (the “Fund”)is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer joined Sterling Capital in 2004 and has been the lead portfolio manager of the Fund since 2005. He has investment experience since 1989. Mr. Beyer is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. During this period, the Sterling Capital Mid Value Fund’s Institutional Shares returned 6.82% vs. 8.81% for our benchmark - the Russell Midcap® Value Index.

Q. What factors led to the fund’s strong returns?

A. Over the last year, market expectations continued to shift towards one of higher economic growth, higher inflation, and higher interest rates driven primarily by fiscal stimulus (lower taxes and higher government spending). This backdrop benefitted cyclical sectors such as energy and technology, while more defensive groups such as utilities, REITs, and consumer staples lagged the markets’ overall returns. We were well positioned for this shift to a higher rate and more pro-cyclical environment with overweight positions in cyclical sectors while underweight the more defensive ones; however, returns were impacted by subpar security selection. Further, we have little exposure to the energy sector which was one of the best performing sectors during the period.

Q. What specific stocks had the biggest impact on the portfolios returns during this period?

Top Five Contributors	Top Five Detractors
HCA Healthcare	Affiliated Managers Group
E*TRADE	NCR Corp.
SeaWorld Entertainment	Realogy
Dollar General	eBay
DST Systems	Jefferies Financial Group

*In order from largest to smallest

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

As you can see, all of our largest detractors to performance were in the financial and technology sectors. We continue to hold all five of our largest detractors and believe they represent compelling values today. In some cases we have increased our position in them. Our largest detractor over the past year was Affiliated Managers Group. While its fundamentals continue to remain steady, its valuation has compressed meaningfully, leading to an even more compelling opportunity in our opinion. Of the top five contributors, we sold HCA Healthcare as it reached our estimate of fair value. We also sold DST Systems after it agreed to be acquired.

Q. What is your outlook for the market and the portfolio?

While market valuations are full, the fundamental backdrop for equities continues to be positive, in our view, with low interest rates and improving global economic growth. We believe that future equity returns will likely be lower than historic norms, but remain competitive with other asset classes.

While we have lowered our exposure to cyclicals on valuations, we still maintain a slight cyclical bias in the Fund. We also continue to have a bias towards higher interest rates. We have reached full employment and the global economy continued to strengthen which supports our current positioning.

4

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	8/1/96	0.42%	7.41%	10.11%

Class C Shares**	7/25/01	5.72%	7.89%	9.90%

Institutional Shares	8/1/96	6.82%	8.97%	11.02%

Class R Shares	2/1/10[1]	6.29%	8.47%	10.46%

Class R6 Shares	2/1/18[2]	6.93%	8.99%	11.03%

Russell Midcap® Value Index	N/A	8.81%	10.72%	11.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of the Institutional Shares.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Lower U.S. corporate tax rates that went into effect in late 2017 and accelerating earnings growth each provided a boost to the U.S. stock market during the period. Equities posted healthy double-digit gains, with smaller cap stocks in particular benefiting from the lower tax rates. Small cap stocks tend to source a greater percentage of their profits inside the U.S., magnifying the impacts of the shift in tax rates. Rising interest rates, meanwhile, did not impact absolute returns.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s behavioral strategies had a mixed effect on the portfolio’s performance relative to its benchmark, resulting in an overall negative

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

impact. Value exposure had a net negative effect, as a neutral contribution in the first four months became a negative contribution in the next eight months. This underperformance was partly offset by the positive performance of the Fund’s momentum strategy, which helped boost relative performance for the entire 12-month period.

Stock selection in the consumer discretionary and health care sectors detracted from relative returns. In particular, shares of a pharmaceutical manufacturer experienced a sell off after it was dropped from a strategic distribution agreement. Meanwhile, the Fund’s strategy of maintaining an average market capitalization profile larger than the benchmark ended up detracting slightly from returns as smaller companies generally outperformed for the period.

Stock selection in the utilities and financials sectors added to the Fund’s relative performance during the period. The stock price of a mobile communications company increased significantly in May after the company won approval to provide services to the Global Maritime Distress Safety System.

6

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/10[1]	-0.38%	7.75%	10.04%

Class C Shares**	1/29/10[1]	4.88%	8.21%	9.96%

Institutional Shares	1/2/97	5.96%	9.30%	10.92%

Class R Shares	2/1/10[1]	5.44%	8.81%	10.58%

Class R6 Shares	2/1/18[2]	6.07%	9.32%	10.93%

Russell 2000® Value Index	N/A	9.33%	9.91%	9.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class A, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Sterling Capital Special Opportunities Fund’s Institutional Shares provided a 17.46% return during the 12-months ended September 30, 2018, compared to its Russell 3000® Index primary benchmark return of 17.58%.

Q. What factors affected the Fund’s performance?

A. The December 2017 Tax Cuts and Jobs Act turbo charged corporate earnings, and led to improved investor psychology. As the Federal Reserve’s long-standing goals of full employment and 2% Consumer Price Inflation finally were attained, monetary policymakers responded with four increases in overnight interest rates. By year end, investors pondered the implications of the lowest unemployment rate since the Vietnam War, and how much further the Fed might choose to “normalize” policy.

US equities handily out-performed international markets (MSCI World ex-US +2.67%), while so called “growth” stocks dominated those labeled as “value.” The Russell index of 1000 large-company Growth stocks surged by 26.3%, while the Russell 1000® Value Index benchmark gained only 9.5%. We reiterate: While the Fund’s goal is growth of capital, we also seek value in our stock selections to provide downside protection.

Our strongest contributors to relative performance were Healthcare and Technology; we were over weight in both sectors, and stock selection proved to be above average. Hospital leader HCA gained 76% as strong earnings combined with a rising valuation - investors appeared to gravitate towards domestic companies less affected by impending tariffs or other uncertainties. United Healthcare’s (38%) results continued to out pace others in managed care, and showed the strength of its integrated, data-driven platform. Analytical tool maker Danaher gained 27% as recent diagnostic acquisitions were efficiently assimilated.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

Five of our top-ten contributors were technology providers; our average portfolio constituent surged 35.6%, albeit the benchmark nearly kept pace with a 31.8% gain! Infrastructure providers Cisco (+49%) and Red Hat participated in the growth of “Cloud” spending; tax and accounting specialist Intuit (61%) and security leader Akamai were software standouts; and Alphabet climbed not just due to its eponymous Google search but also its YouTube video and Android mobile device platforms.

Bookings strength continued at group specialist Ryman Hospitality (46%), which will own 5 of the ten largest resort hotels in the country when Gaylord Rockies joins the Opryland-owner’s family this fall.

Discovery Communications rebounded 46% once its merger with Scripps Networks closed, but results elsewhere within our Consumer Discretionary holdings were poor on balance. We thought Newell Brands’ line up of Elmer’s glue, Sharpies, Rubbermaid and more would mesh well with housewares such as Yankee Candle, Coleman, and Mr. Coffee acquired from Jarden, but the deal proved a cultural disaster and the shares fell 41%. We also sold Ford, optically a “cheap” stock but one which seems to have lost its way and is materially downsizing. Homebuilder Lennar (-10%) posted record orders and earnings, but could not escape the fear of higher interest rates ahead. Cable and entertainment giant Comcast (-6%) found itself in a bidding war it eventually “won” for European programmer and broadcaster Sky, distracting investors from otherwise solid results.

Although credit card lender Capital One posted a solid 14% gain, our Financials under weight detracted from relative performance. Within Industrials, a 45% gain from insurance and financial services database provider Verisk was more than offset by a 45% plunge in media and consumer goods database leader Nielsen, where surprising operational shortfalls were made worse by financial leverage.

As always, we thank our valued shareholders for their confidence in our strategies.

8

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/2/03	10.40%	11.92%	10.88%

Class C Shares**	6/2/03	16.27%	12.39%	10.71%

Institutional Shares	6/2/03	17.46%	13.53%	11.81%

Class R Shares	2/1/10[1]	16.80%	12.95%	11.38%

Class R6 Shares	2/1/18[2]	17.54%	13.54%	11.82%

Russell 3000® Index	N/A	17.58%	13.46%	12.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Sterling Capital Equity Income Fund’s Institutional Shares generated a 15.58% total return during the 12-months ended September 30, 2018. The result compared favorably to the 9.45% gain of its primary benchmark, the Russell 1000® Value Index (Russell 1000 Value).

Q. What factors affected the Fund’s performance?

A. US economic growth accelerated during the period, and the December 2017 Tax Cuts and Jobs Act turbo charged corporate earnings. The Federal Reserve increased overnight interest rates four times, as its long-standing goals of “full employment” and 2% Consumer Price Inflation finally were attained. Ten-year Treasury yields rose from 2.33% to 3.06% in response, so long-term bond investors suffered a (rare) loss of (3.55%).

We were gratified that our income-oriented equity portfolio performed so well during a period of rising rates. Yes, profit and dividend growth can more than offset that headwind! And yes, “safe” securities such as US government bonds are not necessarily safe if one overpays for that attribute. The quaint concept of “value” does matter.

We mention that, because the overriding characteristic within equity markets was the preeminence of so-called “growth” stocks over those labeled as “value”: the Russell 1000® Growth Index surged by 26.3%, while our Value benchmark gained only 9.5%. We reiterate: While the Fund is purposely conservative and risk-averse in style, we seek both growth and value in our stock selections.

Our 18% Technology sector weighting was double that of the benchmark. Combined with our holdings’ 35% average return, we achieved 392 basis points (3.92%) of out performance. Microsoft gained 56% as investors became increasingly comfortable it is a formidable competitor in the “cloud,” i.e. hosting others’ business processes on its datacenters. Revenue surpassed $100 billion, earnings grew by 18%, the company raised its dividend by 10%, and its (June

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

30) balance sheet boasted over $50 billion of net cash. Global consultant Accenture, which advises companies how to safely and securely make that transformation, was our 4th-largest contributor with a 28% return. Wireless semiconductor maker Qualcomm joined our top-5 stocks with a 44% total return, offset by a smaller position size.

The Healthcare industry was our other successful over weight: Our eight stocks represented an average 27% of the portfolio, and they gained over 22%. Abbott advanced 40% to lead our picks, on the strength of broad-based gains in diagnostics, devices, and nutrition. The company raised its dividend for the 46th consecutive year. Managed care leader Anthem (+46%) and device leader Medtronic (+29%) also were top-10 contributors.

Building supply retailer Lowe’s is undergoing an extreme makeover under new CEO Marvin Ellison. Lowe’s provided a spiffy 46% total return to lead our Consumer Discretionary selections, with underlying earnings improvement helped by both a 17% dividend increase and a $5 billion repurchase.

Holdings in Financials and Energy (the two largest weights in the Value benchmark) penalized results, even though Occidental Petroleum provided a 33% return on the strength of its Permian Basin operations, and credit card provider Discover Financial charged almost 21% higher. Those successes were more than offset by: the 32% plunge in money manager Invesco, which suffered from industrywide fee pressure and outflows from its “active” strategies; and an 18% loss from pipeline leader Enbridge, which is pursuing a series of “simplification” transactions to bring publicly-traded partnership interests back under the corporate umbrella.

General Motors fell 13% despite record earnings and clear progress in its effort to launch autonomous cars, as the lagged effect of tighter credit conditions and the possible effects of tariffs on costs investors became concerns. Data provider Nielsen dropped 21% as results were squeezed by cost-cutting upheaval among its Consumer Staples customers, although it appears as we go to press that the discounted share price may have attracted takeover interest.

10

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/30/04	8.66%	8.74%	9.38%

Class C Shares**	6/30/04	14.41%	9.22%	9.20%

Institutional Shares	6/30/04	15.58%	10.32%	10.30%

Class R Shares	2/1/10[1]	14.97%	9.77%	9.84%

Class R6 Shares	2/1/18[2]	15.64%	10.33%	10.31%

Russell 1000® Value Index	N/A	9.45%	10.72%	9.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA and Robert O. Weller, CFA Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. Higher oil prices and investor concerns over the impact of a growing trade war between the U.S. and its trading partners generated headwinds for international equities. The prospect of higher inflation rates also dragged on returns, which were held in the single digits for the 12-month period. Accommodative central bank policies and low interest rates helped offset those concerns, however, fostering an environment for stable growth. Growth rates accelerated modestly as the period unfolded and helped support a strengthening outlook for the global economy.

The Fund applies principles of behavioral finance to its investment strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

Stock selection in industrials and financials detracted from relative returns. Shares of a global construction contractor and industrial supplier declined after reporting it had exceeded its projected costs on key projects during the year. The Fund’s strategy of maintaining an average market capitalization profile that was smaller than the benchmark detracted modestly from returns, as larger companies in international markets generally outperformed their smaller counterparts.

The Fund’s value-related behavioral strategy contributed positively to relative performance. Momentum also boosted the Fund’s performance relative to its benchmark. Momentum was a steady contributor throughout the 12-month period, while value contributed modestly during the first half and was neutral during the second half. Stock selection in the energy and health care sectors also added to the Fund’s relative performance during the period.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

12

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	Since Inception

Class A Shares*	11/28/14	-7.16%	3.33%

Class C Shares**	11/28/14	-2.18%	4.16%

Institutional Shares	11/28/14	-1.25%	5.13%

Class R6 Shares	2/1/18[1]	-1.24%	5.14%

MSCI EAFE® Net Index	11/30/14	2.74%	4.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

13

Sterling Capital SMID Opportunities Fund

Portfolio Managers

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Joshua L. Haggerty, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Joshua L. Haggerty, CFA

Mr. Haggerty, CFA, Executive Director joined the CHOICE Asset Management Team of Scott & Stringfellow in 2005 and Sterling Capital as part of a business realignment in 2013 and has been a co-portfolio manager of the Fund since 2016. He has investment experience since 1998. He is a graduate of James Madison University where he received his BBA in Finance.

Investment Considerations

The newly formed fund has no operating history to evaluate and the risk that it may not attract sufficient assets to achieve or maximize investment and operational efficiencies. The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. Sterling Capital SMID Opportunities Fund’s Institutional Shares generated a 8.4% total return during the fiscal year ending September 30, 2018, trailing the Russell 2500® Index (Russell 2500), which gained 16.2%.

Q. What factors affected the Fund’s performance?

A. Growth and momentum were winning trades, with the Russell 2500® Growth Index outperforming its value counterpart by nearly 13%. Only three of 10 sectors beat the index — Healthcare, Technology and Energy — suggesting returns were narrowly driven. Drilling deeper, only a third of Russell 2500 constituents (869 of the 2509 to be exact) outperformed during the 12-month period. A third (292) of the outperformers were unprofitable, according to Bloomberg data, excluding them from consideration for the fund; recall we don’t invest in unprofitable companies, which have generated a negative cumulative return with high volatility over more than three decades.

More important to the SMID Opportunities Fund, valuation and growth factors that have stood the test of time posed a headwind this past year. Since 1985, Ned Davis Research shows the most expensive stocks in its Small Cap Equity Series generated negative annualized returns and trailed the cheapest group by more than 12% annualized. However, during the past fiscal year, the cheapest stocks gained only 2.4% and trailed the most expensive group by more than 15%. The average holding in the fund has maintained a below average value. Similarly, companies with the highest returns on equity (ROE) outperformed the lowest ROE cohort by 14% annualized since 1985, but the differential was nearly the mirror opposite this past year. Both of these fundamental factors contributed to the fund’s underperformance

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

during the past 12 months. Despite recent anomalies, we continue to believe we can achieve our goal of delivering above-average returns with below average risk by steering the fund into cheaper securities of companies that generate high returns on equity, employ low leverage and deliver rapid and consistent earnings growth.

The biggest individual contributors to performance were: government-focused health insurer Centene (50%), which benefited from solid underwriting and member growth. Looking forward, growth should be supported by the growing number of seniors and increasing penetration of government programs by managed care; ServiceMaster (33%) improved service levels and retention at Terminix and successfully spun its home warranty business; merchant acquirer and payments software provider Global Payments (34%) benefited from its vertically integrated strategy. Management believes penetration of integrated solutions, which include vertical specific software combined with merchant acquiring solutions, is only in the 3rd or 4th inning in the U.S. and the 1st inning in international markets.

The biggest detractors included: distressed debt acquirer Colony Capital (-52%), which suffered from what turned out to be a highly dilutive acquisition that failed to generate meaningful cash flows, leading to a 59% dividend cut and the stock’s removal from the fund; flexible spending account processor WageWorks (-30%) unexpectedly delayed its annual filing and subsequently removed several executives including the CEO, CFO and CAO. The accounting issue appears to be relatively minor, but a lengthy delay and key personnel changes led us to exit the position; contract research organization Syneos Health (-31%) made an ill-timed acquisition that led to a lowered outlook post its first full quarter as a combined company. Subsequent departures of the CFO and Chief Legal Counsel contributed to our decision to sell.

14

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	Since Inception

Class A Shares*	09/30/16	1.83%	9.44%

Class C Shares**	09/30/16	7.25%	11.88%

Institutional Shares	09/30/16	8.39%	13.02%

Russell 2500® Index	N/A	16.19%	16.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

15

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Manager

Shawn M. Gallagher, CFA

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Shawn M. Gallagher, CFA Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Gallagher joined the Stratton Funds Team of Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2012. Mr. Gallagher has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks posted solid gains for the period, driven by surging corporate earnings, equity-friendly corporate tax reform, low unemployment and broadly rising investor confidence. The boost in earnings more than offset the headwinds generated by rising interest rates, trade war rhetoric and inconsistent global macroeconomic data. Stocks with high earnings growth, high price momentum and higher valuations tended to lead markets higher during the period.

The Fund’s absolute performance benefited from gains in the health care, technology and producer durables sectors, as companies in these sectors posted strong earnings growth. By comparison, the consumer discretionary sector dragged on the Fund’s absolute returns.

Stock selection within the consumer discretionary sector weighed on relative performance. Shares of an RV manufacturer underperformed due to elevated dealer inventory levels, rising input costs and fears of future tariffs. Meanwhile, shares of a flooring producer declined as investments in capacity cut into its profit margins. Stock selection in the energy sector also detracted from relative returns. In particular, the Fund’s below-benchmark exposure to specific oil exploration and production companies that did well during a period of strengthening crude oil prices dragged on returns.

Stock selection in the health care sector added to relative performance, and each of the Fund’s five health care holdings outperformed the overall sector. The common theme for all five names involved strong earnings reports driven in part by organic earnings growth, as well as successful integration efforts of strategic acquisitions. The Fund’s above-benchmark exposure to the technology sector, the benchmark’s top-performing sector for the period, also boosted relative returns.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

16

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	1.36%	8.72%	7.63%

Class C Shares**	11/13/15	6.70%	9.54%	8.04%

Institutional Shares	09/30/72	7.81%	10.18%	8.35%

Russell Midcap® Value Index	N/A	8.81%	10.72%	11.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

17

Sterling Capital Stratton Real Estate Fund

Portfolio Manager

Andrew T. DiZio, CFA

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Andrew T. DiZio, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. DiZio joined the Stratton Funds Team of Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager of the Fund since 2015 and the Predecessor Fund since 2012. Mr. DiZio has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its benchmark, the FTSE NAREIT All Equity REITs Index.

Q. What factors affected the Fund’s performance?

A. Rising interest rates acted as a headwind for real estate investment trust (REIT) share prices during the 12-month period under review. The benchmark still managed to post a meaningful gain for the period, however. Strong performance from the lodging, infrastructure and self storage subsectors added to the Fund’s absolute performance. Lodging REITs benefited as increasing demand for hotel rooms overtook the pace of new hotel development. Network development among wireless companies boosted demand among tower landlords in the infrastructure subsector, while the self storage subsector rebounded from multi-year underperformance. Health care and office REITs weighed most heavily on the Fund’s absolute performance.

Stock selection in the lodging and infrastructure subsectors added the most to the Fund’s performance relative to its benchmark. In particular, the Fund’s above-benchmark investment in a REIT that specializes in large, group-oriented destination properties was the lodging subsector’s top performer and added to relative results. Within infrastructure, the Fund’s focus on REITs with ownership of both cell towers and fiber optics added to relative returns, as cell phone providers have favored landlords with communication assets that span multiple channels. Stock selection in the self storage subsector also added to relative returns, as did the Fund’s underweight allocation to the diversified REIT subsector.

Stock selection in the residential subsector weighed most heavily on the Fund’s relative returns. The Fund’s investment in a student housing REIT detracted as the company’s earnings growth did not keep pace with its peers. The Fund’s stock selection in the industrial subsector also weighed on returns, driven in large part by a lack of exposure to the subsector’s largest constituent, a global warehouse REIT, which outperformed for the 12-month period under review.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

18

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	0.06%	8.34%	7.54%

Class C Shares**	11/13/15	5.39%	9.17%	7.96%

Institutional Shares	05/31/80	6.42%	9.78%	8.26%

FTSE NAREIT All Equity REITs Index	N/A	4.31%	9.57%	7.77%

S&P 500® Index	N/A	17.91%	13.95%	11.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the FTSE NAREIT All Equity REIT Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

19

Sterling Capital Stratton Small Cap Value Fund

Portfolio Manager

Gerald M. Van Horn, CFA

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Gerald M. Van Horn, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Van Horn, joined the Stratton Funds Team of Stratton Management Company in 1998 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2000. Mr. Van Horn has investment experience since 1996. He is a graduate of the College of New Jersey where he received his BA in Economics.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equity markets posted positive absolute returns for the 12-month period under review, based on continued strength in domestic macroeconomic data and corporate earnings. Rising interest rates, trade war rhetoric and global macroeconomic data triggered intermittent periods of volatility and weakness, however. The Fund’s exposure to the health care, technology and financial services sectors added to its absolute performance during the period. Health care and technology benefited as investors sought more predictable, above-average earnings growth, while the regional banks among the Fund’s financial services holdings benefited from exposure to the rising rate environment.

Stock selection in the consumer discretionary sector weighed on the Fund’s relative performance during the period. Investments in a recreational vehicle manufacturer and an automobile tire manufacturer underperformed following weaker-than-expected earnings reports. Stock selection in the materials sector also weighed on relative results, as weather hurt results for a concrete production company held by the Fund. Within the energy sector, the Fund’s choice of stocks detracted, as its portfolio failed to keep pace during a strong rally among the benchmark’s holdings.

These negative impacts were partially offset by stock selection in the financial services sector. The Fund’s bank holdings boosted relative results, benefiting from their exposure to rising interest rates. Stock selection in the technology sector also added: The Fund’s investments in a product management and development company, a video game publisher and distributor, and a government-focused IT solutions firm outperformed after reporting above-average profit growth during the period. Stock selection in the health care sector, most notably investments in a health monitoring technology firm and a manufacturer and marketer of health care products, also buoyed relative results.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

20

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	1.51%	8.38%	9.46%

Class C Shares**	11/13/15	6.90%	9.20%	9.87%

Institutional Shares	4/12/93	7.98%	9.82%	10.18%

Russell 2000® Value Index	N/A	9.33%	9.91%	9.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

21

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the FTSE 6 Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised short-term interest rates four times during the 12-month period under review due to the strengthening economy. The result was a cumulative increase in the federal funds target rate of one percentage point. This tighter monetary policy put upward pressure on bond rates, which caused prices of existing bonds to fall. Demand for investments that could counteract rising interest rates helped floating-rate securities outperform during the period. Coupons for floating-rate securities regularly reset higher to reflect the higher interest rates, thus generating increasingly higher levels of income throughout the period. Sub-investment grade corporate bonds also generated positive returns as corporate default rates declined thanks in part to the strengthening economy. The Fund’s overall return was driven primarily by income and price performance of the securities it held.

The Fund’s underperformance relative to its benchmark was due in large part to its strategy of maintaining an average duration that was slightly longer on a relative basis than its benchmark. As interest rates rose, longer duration bond values were hurt more than were their shorter duration counterparts. Exposure to longer duration bonds dragged on the Fund’s relative performance.

This underperformance was partly offset by the Fund’s other allocation decisions. The Fund’s underweight allocation to Treasuries and overweight allocation to higher risk sectors added to relative performance. Treasuries were among the poorest performing securities during the period as investors sought riskier investments.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

22

*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	Since Inception

Class A Shares*	11/30/12	0.69%	0.56%

Institutional Shares	11/30/12	1.46%	0.90%

FTSE 6 Month Treasury Bill Index	11/30/12	1.62%	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the FTSE 6 Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

23

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2017, and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its current benchmark, the ICE BofA Merrill Lynch 1–3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised short-term interest rates four times during the period, resulting in a cumulative 1% increase in the federal funds target rate. Tighter monetary policy put upward pressure on bond rates, which caused prices of existing bonds to fall. Demand for investments that could counteract rising interest rates helped floating-rate securities outperform during the period. Coupons for floating-rate securities regularly reset to reflect the higher rates, which allows them to generate increasingly higher levels of income. Sub-investment grade corporate bonds also generated positive total returns as corporate default rates declined thanks in part to the strengthening economy. The Fund’s overall return was driven primarily by income and price performance of the securities it held.

The Fund outperformed its benchmark due in large part to its defensive positioning that allowed it to take advantage of rising interest rates. The Fund’s overweight allocation to securities with higher credit risk boosted relative return as that class of bonds outperformed in an environment where investors sought out riskier bonds to help buffer the impact of rising interest rates. An underweight allocation to Treasury Bonds also benefited, since Treasuries were among the worst performing securities during the period.

The Fund’s relative performance was hurt by an underweight allocation to sovereign debt. This sector posted excess returns during the period as investors were comfortable buying riskier assets.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

24

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/30/92	-1.49%	0.64%	1.56%

Class C Shares**	1/31/12[1]	-0.32%	0.27%	1.25%

Institutional Shares	11/30/92	0.80%	1.30%	2.02%

ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	0.27%	0.85%	1.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

25

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Eppard joined BB&T Asset Management in 2003 and Sterling Capital through merger in 2010 and has been lead portfolio manager to the Fund since 2003. He has investment experience since 1985. Mr. Eppard is a graduate of Radford University where he received his BS in Business Administration/Accounting.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2017, and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Barclays U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

A. Amid a strong economic backdrop, the Federal Reserve raised interest rates four times over the 12-month period for a total increase of 100 basis points. Bond yields rose in this environment, pushing down bond prices. With expectations of more rate hikes to come and a flattening yield curve, investors favored riskier investments with higher return potential.

In absolute terms, the Fund was negatively impacted by the rise in interest rates. Yields on 2-year Treasuries rose more than 133 basis points, while 10-year Treasury yields climbed more than 72 basis points.

The decline in bond prices was partially offset by the total income received from the securities.

For a portion of the period, the Fund maintained a duration positioning longer than that of its benchmark. That dragged on relative performance as interest rates rose during the period. However, the Fund’s duration position was shortened later in the period to bring it closer to that of its benchmark. Exposure to callable agency issues also hurt the fund amid rising interest rates.

The Fund’s relative performance was buoyed by an overweight position in agency bonds, which offered additional income compared to Treasuries. The Fund also benefited from modest exposure to high-quality corporate and taxable municipal bonds, which added income and performed well from a price basis. The Fund’s modest barbell yield curve structure was beneficial as the yield curve flattened.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

26

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	-3.67%	0.27%	1.89%

Class C Shares**	2/1/01	-2.37%	-0.05%	1.35%

Institutional Shares	10/9/92	-1.48%	0.93%	2.34%

Bloomberg Barclays U.S. Government Intermediate Index	N/A	-1.18%	0.93%	2.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

27

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2008. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. During the period, the Federal Reserve raised short-term interest rates four times for a cumulative increase of one percentage point. The rate increases helped drive bond rates upwards, which caused the prices of existing bonds to fall. High-quality asset-backed securities offset some of the negative performance caused by the rate hikes as these securities posted positive returns for the period. Consumers bought floating rate securities as a means to protect their portfolios against the rising interest rates. Prices on this class of bonds rose as a result. Ultimately, income derived from the Fund’s investments was the main contributor to the Funds absolute return.

The Fund outperformed its benchmark for the period due in large part to its strategic positioning for a rising rate environment. The Fund’s overweight allocation to higher-risk sectors such as high-yield bonds was part of this tactical positioning and helped boost relative returns. These sub-investment grade bonds outperformed for the period as the corporate default rate declined, which added to the Fund’s relative return. The Fund’s overweight allocation to risk assets helped it generate more income on a relative basis, which added to its relative performance. An underweight allocation to the Treasury sector also benefited, as Treasury bonds were among the worst-performing securities during the period as investors sought out riskier bonds.

The Fund’s underweight allocation to overseas sovereign debt hurt relative performance as this sector posted solid excess returns.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

28

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/30/99	-6.63%	1.31%	3.88%

Class C Shares**	2/1/01	-1.73%	1.74%	3.71%

Institutional Shares	11/30/99	-0.74%	2.76%	4.74%

Class R Shares	2/1/10[1]	-1.13%	2.28%	4.27%

Class R6 Shares	2/1/18[2]	-0.67%	2.77%	4.75%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	-1.22%	2.16%	3.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

[2]	Class R6 Shares were not in existence prior to 2/1/18. Performance for periods prior to 2/1/18 is based on the performance of Institutional Shares.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised interest rates four times during the 12-month period, resulting in a cumulative increase of one percentage point. These rate increases put upward pressure on bond yields, leading to declines in bond prices. The result was negative returns across most longer-dated fixed income instruments. Meanwhile, the Tax Cuts and Jobs Act created favorable conditions for corporations to repatriate cash, which many did by selling off corporate bonds held overseas. This wave of selling coupled with lower demand from overseas investors caused credit spreads to widen by five basis points, pushing corporate bonds price lower.

Amid rising interest rates and widening credit spreads, the Fund outperformed its benchmark due in part to its strategic decision to target a shorter-than-benchmark duration. The Fund’s overweight allocation to floating rate bonds also added to relative performance. Increasing demand for floating rate bonds among investors seeking protection from rising interest rates helped drive prices higher. An overweight allocation to below-investment grade securities boosted relative performance as well, since these securities benefited from an improving economic outlook and a declining corporate default rate. These higher yield securities also avoided the technical issues surrounding supply and demand that weighed on investment grade securities. The Fund’s overweight allocation to the energy, basics and communication sectors and an underweight allocation to consumer non-cyclicals also boosted relative return.

Rising interest rates and a flatter yield curve led investors away from investments they saw as sensitive to interest rate hikes, such as financials. As a result, an overweight sector allocation to financials hurt relative performance as financials underperformed industrials.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

30

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	1/31/13[1]	-2.79%	2.25%	2.99%

Class C Shares**	1/31/13[1]	-1.44%	1.88%	2.66%

Institutional Shares	6/30/11[2]	-0.45%	2.92%	3.48%

Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11	-0.64%	2.66%	3.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Executive Director Michael Sun, CFA, Jeffrey Ormsby, CFA and Byron Mims, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Mr. Sun, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager to the Fund since 2014. Mr. Sun has investment experience since 1998 and is a graduate of Nanjing University and received his MS from Beijing University and his MA from Bowling Green State University.

Byron G. Mims, CFA

Mr. Mims, Director, joined Sterling Capital in 2012 and has been a co-portfolio manager to the Fund since 2016. Mr. Mims has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as valedictorian.

Jeffrey D. Ormsby, CFA

Mr. Ormsby, Director, joined Sterling Capital in 2011 and has been a co-portfolio manager to the Fund since 2016. Mr. Ormsby has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as Valedictorian. Mr. Ormsby received his MBA from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School, where he was the Norman Block Valedictorian Award recipient.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. Most major sub-sectors within the Fund had negative absolute returns for the period due to the sharp increase in interest rates. The consumer asset-backed securities sector was the only sub-sector with positive absolute returns during this period as the sector’s interest income was enough to offset the negative price effect of higher interest rates due to the sector’s lower duration relative to the index. Each of the non-agency sectors outperformed the agency MBS sector as credit-risk premiums decreased for non-agency residential mortgage-backed securities, commercial mortgage-backed securities, and consumer asset-backed securities. Investors added these asset classes given attractive yields and healthy fundamental performance in the underlying real estate and consumer lending markets. Agency MBS was the worst performing sector as the Federal Reserve’s balance sheet reduction program added significant supply to the market.

The Fund overweight to each of the non-agency sub-sectors contributed positively to relative performance, as the non-agency sub-sectors posted higher total returns than the agency mortgage-backed security sub-sector, where the Fund is underweight relative to the benchmark. Additionally, the fund’s duration and yield-curve positioning were positive for relative performance. The Fund was shorter duration relative to the benchmark throughout the year and interest rates rose significantly. On the yield curve, the Fund was overweight longer-duration key rates, which benefited from the flattening of the yield curve.

The primary detractor of performance during the period came from the Fund’s exposure to several longer-duration bonds in agency CMOs and agency CMBS. While credit-risk premiums in these securities compressed, their long durations resulted in large negative absolute returns given the rise in interest rates.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

32

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	1/31/13[1]	-2.60%	1.70%	2.03%

Class C Shares**	1/31/13[1]	-1.27%	1.39%	1.75%

Institutional Shares	6/30/11[2]	-0.28%	2.41%	2.54%

Bloomberg Barclays U.S. Mortgage Backed Securities Index	N/A	-0.92%	2.02%	2.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

33

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

In May, Kentucky’s debt rating was downgraded from A+ to A by rating agency Standard & Poor’s due to “uneven budgetary management.” The downgrade dragged on the Fund’s results relative to its benchmark.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	-3.42%	1.19%	3.07%

Class C Shares**	1/31/12[1]	-1.93%	0.96%	2.82%

Institutional Shares	2/24/03	-1.19%	1.88%	3.53%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

35

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

36

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	-3.16%	1.28%	3.05%

Class C Shares**	1/31/12[1]	-1.97%	0.93%	2.74%

Institutional Shares	2/24/03	-1.07%	1.94%	3.50%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

37

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

38

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/16/92	-3.04%	1.39%	3.04%

Class C Shares**	1/31/12[1]	-1.80%	1.03%	2.72%

Institutional Shares	10/16/92	-0.81%	2.06%	3.50%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

39

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

40

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/20/97	-3.16%	1.43%	3.22%

Class C Shares**	1/31/12[1]	-1.98%	1.06%	2.90%

Institutional Shares	10/20/97	-1.02%	2.07%	3.67%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

41

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

42

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	5/17/99	-3.11%	1.27%	2.90%

Class C Shares**	1/31/12[1]	-1.87%	0.92%	2.59%

Institutional Shares	5/17/99	-0.88%	1.93%	3.37%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

43

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Investors favored risk assets such as equities during the period. Demand remained relatively strong in the municipal bond market, with municipal bonds outperforming Treasury bonds. Bond yields rose, particularly among short-term issues, as the Federal Reserve raised interest rates four times during the period in response to continued economic growth. Bond prices fell in that environment.

In absolute terms, the rising interest rates negatively affected the Fund’s performance. The Fund’s relative performance was hurt by an underweight exposure to bonds with maturities of 12 to 17 years. Those bonds performed relatively well as interest rates didn’t rise as much on longer-term issues. The Fund also was hurt by a bias towards lower quality bonds, which outperformed higher quality bonds during the year. The Fund was underweight in BBB bonds, which returned 1.78% compared to AAA bonds, which returned -0.86%. We continued to believe that lower-rated issues did not adequately compensate investors for the additional risk they bring.

The Fund’s relative performance benefited from its overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also maintained an average maturity shorter than that of its benchmark, which helped relative performance in a rising-rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

44

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	12/17/93	-2.91%	1.61%	3.06%

Class C Shares**	01/31/12	-1.82%	1.24%	2.76%

Institutional Shares	12/01/93	-0.73%	2.26%	3.53%

ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	-0.23%	2.85%	4.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the ICE BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

45

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (the “Fund”) is managed by Shane A. Burke, and Brandon W. Carl, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the fund, and members of the Sterling Capital Advisory Solutions Team.

Shane A. Burke

Mr. Burke, Director, joined Sterling Capital in 2013 and has been a co-portfolio manager of the Fund since 2015. He has investment experience since 2002. He is a graduate of the University of North Carolina at Wilmington where he received his BS in Finance. He received his MBA from San Francisco-Golden Gate University.

Brandon W. Carl, CFA

Mr. Carl, Director, joined BB&T Asset Management in 2001 and Sterling Capital through merger in 2010. Mr. Carl has been a co-portfolio manager to the Fund since 2016. Mr. Carl has investment experience since 2001. He is a graduate of the University of South Carolina where he received his BS in Finance and Management.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Fund’s Institutional Shares underperformed its current benchmark, 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. While most of the Fund’s dividend focused equity managers outperformed the blended benchmark, the underlying allocations lagged the broader equity index. The Fund’s absence of exposure to non-dividend paying companies was a headwind for relative performance. MLPs detracted from returns as oil price volatility and proposed changes to the MLP tax structure negatively impacted returns.

The Fund’s allocation to insurance linked securities was the top contributor to performance over the one-year period. Following a historically bad hurricane season in 2017, reinsurance pricing improved, leading to higher yields across the space. Allocations to floating rate credit added to returns as the underlying managers were able to benefit from a rising rate environment.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

46

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-3.52%	3.33%	4.98%

Class C Shares**	2/1/01	1.64%	3.81%	4.81%

Institutional Shares	10/2/97	2.61%	4.83%	5.86%

40% MSCI World Index/ 60% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	3.69%	5.08%	5.98%

MSCI World Index	N/A	11.24%	9.28%	8.56%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	-1.22%	2.16%	3.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

47

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Director of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director and Kevin J. Stoll, CFA, Executive Director. Mr. Willis, Mr. Schappe and Mr. Stoll have managed the Funds since 2010, 2005 and 2016, respectively.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management LLC (“Sterling Capital”) through merger in October 2010 and has been a co-portfolio manager of the Fund since 2010. He has investment experience since 1996. He is a graduate of Rice University where he received a BA in Economics and Political Science and a MBA from Georgetown University.

Jeffrey J. Schappe, CFA

Mr. Schappe, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital through merger in October 2010 and has been a co-portfolio manager of the Fund since 2005. He has investment experience since 1991. He is a graduate of University of Wisconsin-Madison where he received a BA in Journalism and a MBA in Finance.

Kevin J. Stoll, CFA

Mr. Stoll, Executive Director, joined Sterling Capital in 2013 and has been a co-portfolio manager to the Funds since 2016. He has investment experience since 1998. He is a graduate of Northwestern University where he received his BA in Economics and Mathematical Methods in the Social Sciences and his MBA from Duke University’s Fuqua School of Business.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also known as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund (the “Balanced Fund”)

Sterling Capital Strategic Allocation Growth Fund (the “Growth Fund”)

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2017 and September 30, 2018?

A. The Growth Fund’s Institutional Shares underperformed its current benchmark, 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index.

The Balanced Fund’s Institutional Shares underperformed its current benchmark, 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Funds’ performance?

A. The Strategic Allocation Funds held five underlying funds: The Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund, the Sterling Capital Total Return Bond Fund, the Sterling Capital Long/Short Equity Fund and the Sterling Capital Behavioral International Equity Fund.

Domestic equities posted strong gains during the 12-month period under review, boosted by corporate earnings growth and a reduction in corporate tax rates. U.S. equities outperformed overseas developed markets as well as fixed income markets, as rising interest rates weighed on bond prices. Both the Sterling Capital Equity Income Fund Institutional Shares (BEGIX) and Sterling Capital Special Opportunities Fund Institutional Shares (BOPIX) posted returns in excess of 15% for the period, while the Bloomberg Barclays Aggregate Bond Index declined 1.22% for the year.

Both Strategic Allocation Funds posted positive absolute returns but underperformed their benchmarks. The Funds’ overweight allocation to developed non-U.S. equities weighed on the Funds’ relative performance, as domestic stocks materially outperformed their international counterparts during the period under review. The Sterling Capital Behavioral International Equity Fund Institutional Shares (SBIIX) was the biggest detractor among the underlying funds, trailing its benchmark, the MSCI EAFE Index, by nearly four percentage points.

The Funds’ overweight allocation to equities added to relative performance as stocks strongly outperformed bonds for the period. And though bonds weighed on the Funds’ absolute returns, they benefited performance relative to their benchmarks. The Sterling Capital Total Return Bond Fund outperformed its benchmark, the Bloomberg Barclays Aggregate Index, by 0.48% for the year.

Portfolio composition is as of September 30, 2018 and is subject to change and risk.

48

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-2.13%	4.92%	5.88%

Class C Shares**	2/1/01	3.09%	5.40%	5.71%

Institutional Shares	10/2/97	4.11%	6.46%	6.78%

60% MSCI World Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	6.18%	6.51%	6.94%

MSCI World Index	N/A	11.24%	9.28%	8.56%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	-1.22%	2.16%	3.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

49

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2018	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-1.00%	5.81%	6.20%

Class C Shares**	2/1/01	4.27%	6.27%	6.05%

Institutional Shares	10/2/97	5.33%	7.34%	7.12%

75% MSCI World Index/ 25% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	8.07%	7.56%	7.59%

MSCI World Index	N/A	11.24%	9.28%	8.56%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	-1.22%	2.16%	3.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

50

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2018:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Aerospace & Defense	1.6%
Airlines	0.5%
Auto Components	0.1%
Banks	10.3%
Biotechnology	4.1%
Capital Markets	1.1%
Chemicals	1.9%
Communications Equipment	1.0%
Consumer Finance	4.7%
Diversified Consumer Services	0.5%
Diversified Telecommunication Services	4.7%
Electric Utilities	2.5%
Electrical Equipment	1.7%
Equity Real Estate Investment Trusts (REITS)	4.0%
Food & Staples Retailing	0.7%
Food Products	2.6%
Health Care Providers & Services	7.7%
Hotels, Restaurants & Leisure	0.4%
Household Durables	0.4%
Household Products	0.4%
Independent Power and Renewable Electricity Producers	0.5%
Insurance	4.8%
IT Services	3.0%
Machinery	3.1%
Media	1.9%
Metals & Mining	1.3%
Mortgage Real Estate Investment Trusts (REITS)	0.4%
Multiline Retail	2.6%
Multi-Utilities	1.6%
Oil, Gas & Consumable Fuels	11.8%
Paper & Forest Products	0.5%
Personal Products	0.7%
Pharmaceuticals	5.2%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	4.4%
Software	0.9%
Technology Hardware, Storage & Peripherals	3.3%
Textiles, Apparel & Luxury Goods	1.1%
Trading Companies & Distributors	0.6%
Money Market Fund	0.7%

99.9%

Sterling Capital Mid Value Fund	Percentage of net assets
Auto Components	3.7%
Capital Markets	9.8%
Chemicals	5.0%
Commercial Services & Supplies	1.6%
Construction & Engineering	2.2%
Consumer Finance	4.2%
Containers & Packaging	3.6%
Diversified Financial Services	3.9%
Diversified Telecommunication Services	1.9%
Electrical Equipment	3.4%
Electronic Equipment, Instruments & Components	1.6%
Health Care Equipment & Supplies	3.6%
Health Care Providers & Services	5.9%
Household Products	3.0%
Insurance	8.7%
Internet Software & Services	3.2%
IT Services	3.1%
Machinery	1.7%
Media	7.1%
Multiline Retail	3.7%
Oil, Gas & Consumable Fuels	2.1%
Real Estate Management & Development	5.6%
Specialty Retail	3.5%
Technology Hardware, Storage & Peripherals	4.3%
Money Market Fund	3.6%

100.0%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Air Freight & Logistics	0.5%
Airlines	1.4%
Banks	14.8%
Biotechnology	0.4%
Building Products	0.4%
Capital Markets	0.4%
Chemicals	1.5%
Commercial Services & Supplies	0.8%
Communications Equipment	1.3%
Construction & Engineering	1.2%
Consumer Finance	2.0%
Distributors	0.5%
Electric Utilities	2.5%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	3.9%
Energy Equipment & Services	1.5%
Equity Real Estate Investment Trusts (REITS)	6.8%
Food Products	1.4%
Gas Utilities	1.0%
Health Care Providers & Services	3.6%
Hotels, Restaurants & Leisure	0.7%
Household Durables	0.4%
Independent Power and Renewable Electricity Producers	2.4%
Insurance	3.9%
Internet Software & Services	0.3%
IT Services	0.7%
Leisure Products	0.9%
Machinery	2.5%
Marine	0.9%
Media	0.4%
Metals & Mining	1.5%
Mortgage Real Estate Investment Trusts (REITS)	4.6%
Multiline Retail	0.6%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	4.8%
Paper & Forest Products	2.3%
Personal Products	0.1%
Pharmaceuticals	0.8%
Professional Services	2.1%
Real Estate Management & Development	0.3%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	2.5%
Software	0.6%
Specialty Retail	6.6%
Textiles, Apparel & Luxury Goods	2.7%
Thrifts & Mortgage Finance	6.2%
Trading Companies & Distributors	0.5%
Exchange Traded Fund	0.8%
Money Market Fund	1.1%

99.6%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Airlines	2.6%
Auto Components	3.3%
Biotechnology	3.8%
Chemicals	3.8%
Communications Equipment	5.5%
Consumer Finance	3.3%
Electronic Equipment, Instruments & Components	2.4%
Energy Equipment & Services	3.3%
Equity Real Estate Investment Trusts (REITS)	1.2%
Food & Staples Retailing	1.7%
Health Care Equipment & Supplies	6.1%
Health Care Providers & Services	7.0%
Health Care Technology	3.8%
Hotels, Restaurants & Leisure	4.2%
Household Durables	2.3%
Internet Software & Services	9.2%
Media	13.3%
Pharmaceuticals	3.1%
Professional Services	4.5%
Real Estate Management & Development	2.4%
Semiconductors & Semiconductor Equipment	2.1%
Software	10.8%
Money Market Fund	0.3%

100.0%

Sterling Capital Equity Income Fund	Percentage of net assets
Air Freight & Logistics	3.1%
Automobiles	2.8%
Banks	2.7%
Beverages	3.5%
Biotechnology	3.7%
Capital Markets	2.6%
Consumer Finance	4.5%
Diversified Telecommunication Services	5.2%
Equity Real Estate Investment Trusts (REITS)	3.4%
Health Care Equipment & Supplies	8.2%
Health Care Providers & Services	6.0%
Hotels, Restaurants & Leisure	4.5%
Industrial Conglomerates	3.8%
Insurance	0.7%
IT Services	4.3%
Machinery	1.4%
Media	2.0%
Oil, Gas & Consumable Fuels	6.1%
Pharmaceuticals	9.8%
Professional Services	1.6%
Semiconductors & Semiconductor Equipment	9.0%
Software	5.0%
Specialty Retail	3.7%
Money Market Fund	2.5%

100.1%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	6.7%
Austria	1.0%
Belgium	1.1%
Denmark	0.7%
Finland	0.2%
France	10.1%
Germany	7.2%
Hong Kong	4.7%
Israel	2.4%
Italy	3.1%
Japan	26.3%
Netherlands	4.0%
Norway	2.5%
Singapore	0.2%
Spain	4.3%
Sweden	2.7%
Switzerland	5.9%
United Kingdom	15.3%
Money Market Fund	0.7%

99.1%

Sterling Capital SMID Opportunities Fund	Percentage of net assets
Airlines	2.1%
Auto Components	3.1%
Banks	6.2%
Commercial Services & Supplies	3.3%
Containers & Packaging	5.7%
Diversified Consumer Services	4.2%
Electronic Equipment, Instruments & Components	3.2%
Food Products	3.7%
Health Care Providers & Services	13.6%
Hotels, Restaurants & Leisure	8.8%
Household Durables	1.0%
Household Products	1.6%
Insurance	1.0%
Internet Software & Services	3.3%
IT Services	16.4%
Oil, Gas & Consumable Fuels	4.4%
Real Estate Management & Development	3.0%
Road & Rail	3.8%
Software	3.6%
Specialty Retail	3.2%
Money Market Fund	4.7%

99.9%

Sterling Capital Stratton Mid Cap Value Fund	Percentage of net assets
Auto Components	1.3%
Banks	8.9%
Building Products	1.4%
Capital Markets	1.6%
Chemicals	1.7%
Communications Equipment	1.3%
Construction & Engineering	1.6%
Containers & Packaging	4.5%
Electronic Equipment, Instruments & Components	3.7%
Equity Real Estate Investment Trusts (REITS)	11.3%
Food & Staples Retailing	3.9%
Food Products	4.0%
Gas Utilities	5.0%
Health Care Equipment & Supplies	4.5%
Hotels, Restaurants & Leisure	1.7%
Household Durables	2.9%
Industrial Conglomerates	1.8%
Insurance	7.1%
IT Services	2.5%
Life Sciences Tools & Services	7.6%
Machinery	1.5%
Oil, Gas & Consumable Fuels	7.6%
Semiconductors & Semiconductor Equipment	1.3%
Software	3.8%
Trading Companies & Distributors	4.4%
Money Market Fund	3.1%

100.0%

Sterling Capital Stratton Real Estate Fund	Percentage of net assets
Diversified	2.5%
Health Care	9.7%
Hotel & Resort	8.0%
Industrial	5.5%
Office	9.2%
Residential	17.8%
Retail	18.1%
Specialized	27.0%
Money Market Fund	1.8%

99.6%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Stratton Small Cap Value Fund	Percentage of net assets
Aerospace & Defense	2.5%
Airlines	2.0%
Automobiles	1.2%
Banks	22.7%
Capital Markets	1.2%
Chemicals	3.6%
Communications Equipment	1.0%
Construction & Engineering	2.4%
Construction Materials	0.9%
Electric Utilities	4.1%
Electrical Equipment	2.9%
Electronic Equipment, Instruments & Components	3.7%
Equity Real Estate Investment Trusts (REITS)	10.6%
Food & Staples Retailing	3.9%
Gas Utilities	2.1%
Health Care Equipment & Supplies	2.9%
Health Care Providers & Services	2.8%
Insurance	4.3%
IT Services	2.9%
Machinery	4.7%
Oil, Gas & Consumable Fuels	3.7%
Semiconductors & Semiconductor Equipment	3.2%
Software	4.4%
Thrifts & Mortgage Finance	1.4%
Trading Companies & Distributors	2.3%
Exchange Traded Fund	1.0%
Money Market Fund	1.6%

100.0%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	16.6%
Collateralized Mortgage Obligations	2.3%
Commercial Mortgage-Backed Securities	3.0%
Commercial Paper	2.9%
Corporate Bonds	72.1%
Municipal Bonds	2.1%
Money Market Fund	19.5%

118.5%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	18.4%
Collateralized Mortgage Obligations	1.8%
Commercial Mortgage-Backed Securities	8.0%
Corporate Bonds	65.3%
Municipal Bonds	1.3%
U.S. Government Agencies	0.6%
U.S. Treasury Notes	2.3%
Money Market Fund	1.4%

99.1%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	9.6%
Commercial Mortgage-Backed Securities	4.3%
Corporate Bonds	2.5%
Mortgage-Backed Securities	9.6%
Municipal Bonds	3.6%
U.S. Government Agencies	33.7%
U.S. Treasury Notes	25.8%
Money Market Fund	3.8%

94.1%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	17.7%
Collateralized Mortgage Obligations	8.1%
Commercial Mortgage-Backed Securities	14.1%
Corporate Bonds	36.0%
Mortgage-Backed Securities	11.8%
Municipal Bonds	4.9%
Preferred Stocks	0.4%
U.S. Government Agencies	0.9%
U.S. Treasury Bonds	4.4%
Money Market Fund	1.0%

99.3%

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	97.2%
Preferred Stocks	0.4%
Money Market Fund	1.5%

99.1%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	23.0%
Collateralized Mortgage Obligations	26.9%
Commercial Mortgage-Backed Securities	22.5%
Corporate Bonds	1.6%
Mortgage-Backed Securities	25.4%
Money Market Fund	0.6%

100.0%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	95.5%
Money Market Fund	3.3%

98.8%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	3.3%
Maryland Municipal Bonds	95.2%
Money Market Fund	1.7%

100.2%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.0%
Money Market Fund	1.8%

98.8%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.1%
Money Market Fund	1.8%

98.9%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	4.5%
Virginia Municipal Bonds	93.7%
Money Market Fund	0.9%

99.1%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	97.5%
Money Market Fund	1.3%

98.8%

Sterling Capital Diversified Income Fund	Percentage of net assets
Equity Funds	38.4%
Fixed Income Fund	60.7%
Money Market Fund	1.0%

100.1%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	62.5%
Fixed Income Fund	36.5%
Money Market Fund	0.9%

99.9%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	76.3%
Fixed Income Fund	21.9%
Money Market Fund	1.8%

100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 - 9/30/18	Annualized Expense Ratio During Period 4/1/18 - 9/30/18
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,057.62	$4.49	0.87%
Class C Shares	1,000.00	1,054.20	8.34	1.62%
Institutional Shares	1,000.00	1,059.19	3.10	0.60%
Class R6 Shares	1,000.00	1,059.39	2.99	0.58%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,020.32	5.93	1.17%
Class C Shares	1,000.00	1,016.89	9.71	1.92%
Institutional Shares	1,000.00	1,022.11	4.66	0.92%
Class R Shares	1,000.00	1,019.36	7.24	1.43%
Class R6 Shares	1,000.00	1,023.17	4.21	0.83%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,053.07	5.30	1.03%
Class C Shares	1,000.00	1,049.27	9.14	1.78%
Institutional Shares	1,000.00	1,054.33	3.97	0.77%
Class R Shares	1,000.00	1,051.68	6.58	1.28%
Class R6 Shares	1,000.00	1,054.87	3.76	0.73%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,108.44	5.81	1.10%
Class C Shares	1,000.00	1,103.97	9.76	1.85%
Institutional Shares	1,000.00	1,110.09	4.50	0.85%
Class R Shares	1,000.00	1,106.82	7.13	1.35%
Class R6 Shares	1,000.00	1,110.44	4.13	0.78%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,110.56	5.40	1.02%
Class C Shares	1,000.00	1,106.20	9.35	1.77%
Institutional Shares	1,000.00	1,112.27	4.08	0.77%
Class R Shares	1,000.00	1,109.26	6.72	1.27%
Class R6 Shares	1,000.00	1,112.83	3.50	0.66%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	964.60	4.43	0.90%
Class C Shares	1,000.00	960.90	8.16	1.66%
Institutional Shares	1,000.00	965.46	3.20	0.65%
Class R6 Shares	1,000.00	966.32	3.06	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,103.81	5.48	1.04%
Class C Shares	1,000.00	1,099.20	9.37	1.78%
Institutional Shares	1,000.00	1,105.40	4.22	0.80%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,038.52	6.18	1.21%
Class C Shares	1,000.00	1,034.36	10.05	1.97%
Institutional Shares	1,000.00	1,039.79	4.96	0.97%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,095.47	5.67	1.08%
Class C Shares	1,000.00	1,091.18	9.59	1.83%
Institutional Shares	1,000.00	1,096.73	4.31	0.82%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 - 9/30/18	Annualized Expense Ratio During Period 4/1/18 - 9/30/18
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	$1,000.00	$1,055.80	$6.60	1.28%
Class C Shares	1,000.00	1,051.82	10.39	2.02%
Institutional Shares	1,000.00	1,057.20	5.21	1.01%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,011.11	3.33	0.66%
Institutional Shares	1,000.00	1,012.38	2.07	0.41%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,010.47	3.38	0.67%
Class C Shares	1,000.00	1,005.49	7.14	1.42%
Institutional Shares	1,000.00	1,011.71	2.12	0.42%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	994.67	4.55	0.91%
Class C Shares	1,000.00	991.94	8.29	1.66%
Institutional Shares	1,000.00	995.93	3.25	0.65%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,000.05	3.51	0.70%
Class C Shares	1,000.00	995.35	7.25	1.45%
Institutional Shares	1,000.00	1,000.33	2.26	0.45%
Class R Shares	1,000.00	999.03	4.61	0.92%
Class R6 Shares	1,000.00	1,000.83	1.76	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,004.76	4.47	0.89%
Class C Shares	1,000.00	1,002.01	8.23	1.64%
Institutional Shares	1,000.00	1,007.01	3.22	0.64%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,001.03	4.16	0.83%
Class C Shares	1,000.00	997.32	7.91	1.58%
Institutional Shares	1,000.00	1,003.36	2.91	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,001.50	4.67	0.93%
Class C Shares	1,000.00	999.16	9.62	1.92%
Institutional Shares	1,000.00	1,002.79	3.41	0.68%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,001.83	4.42	0.88%
Class C Shares	1,000.00	998.10	8.16	1.63%
Institutional Shares	1,000.00	1,003.11	3.16	0.63%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,001.79	3.96	0.79%
Class C Shares	1,000.00	997.08	7.71	1.54%
Institutional Shares	1,000.00	1,003.04	2.71	0.54%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,001.93	4.01	0.80%
Class C Shares	1,000.00	997.26	7.76	1.55%
Institutional Shares	1,000.00	1,002.19	2.76	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,002.09	4.02	0.80%
Class C Shares	1,000.00	998.34	7.76	1.55%
Institutional Shares	1,000.00	1,003.36	2.76	0.55%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,002.68	3.97	0.79%
Class C Shares	1,000.00	997.86	7.71	1.54%
Institutional Shares	1,000.00	1,003.93	2.71	0.54%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,027.71	4.07	0.80%
Class C Shares	1,000.00	1,023.96	7.86	1.55%
Institutional Shares	1,000.00	1,028.69	2.80	0.55%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,020.71	2.08	0.41%
Class C Shares	1,000.00	1,017.14	5.92	1.17%
Institutional Shares	1,000.00	1,021.00	0.81	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,025.86	2.29	0.45%
Class C Shares	1,000.00	1,022.55	6.08	1.20%
Institutional Shares	1,000.00	1,027.14	1.02	0.20%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 - 9/30/18	Annualized Expense Ratio During Period 4/1/18 - 9/30/18
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.71	$4.41	0.87%
Class C Shares	1,000.00	1,016.95	8.19	1.62%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Class R6 Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.20	5.92	1.17%
Class C Shares	1,000.00	1,015.44	9.70	1.92%
Institutional Shares	1,000.00	1,020.46	4.66	0.92%
Class R Shares	1,000.00	1,017.90	7.23	1.43%
Class R6 Shares	1,000.00	1,020.91	4.20	0.83%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class R Shares	1,000.00	1,018.65	6.48	1.28%
Class R6 Shares	1,000.00	1,021.41	3.70	0.73%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.55	5.57	1.10%
Class C Shares	1,000.00	1,015.79	9.35	1.85%
Institutional Shares	1,000.00	1,020.81	4.31	0.85%
Class R Shares	1,000.00	1,018.30	6.83	1.35%
Class R6 Shares	1,000.00	1,021.16	3.95	0.78%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class R Shares	1,000.00	1,018.70	6.43	1.27%
Class R6 Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Class R6 Shares	1,000.00	1,021.96	3.14	0.62%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.00	6.12	1.21%
Class C Shares	1,000.00	1,015.19	9.95	1.97%
Institutional Shares	1,000.00	1,020.21	4.91	0.97%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,019.65	5.47	1.08%
Class C Shares	1,000.00	1,015.89	9.25	1.83%
Institutional Shares	1,000.00	1,020.96	4.15	0.82%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,020.00	5.11	1.01%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Expenses Paid During Period* 4/1/18 - 9/30/18	Annualized Expense Ratio During Period 4/1/18 - 9/30/18
Sterling Capital Ultra Short Bond Fund
Class A Shares	$1,000.00	$1,021.76	$3.35	0.66%
Institutional Shares	1,000.00	1,023.01	2.08	0.41%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.71	3.40	0.67%
Class C Shares	1,000.00	1,017.95	7.18	1.42%
Institutional Shares	1,000.00	1,022.96	2.13	0.42%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.81	3.29	0.65%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.56	3.55	0.70%
Class C Shares	1,000.00	1,017.80	7.33	1.45%
Institutional Shares	1,000.00	1,022.81	2.28	0.45%
Class R Shares	1,000.00	1,020.46	4.66	0.92%
Class R6 Shares	1,000.00	1,023.31	1.78	0.35%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.61	4.51	0.89%
Class C Shares	1,000.00	1,016.85	8.29	1.64%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.91	4.20	0.83%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.41	4.71	0.93%
Class C Shares	1,000.00	1,015.44	9.70	1.92%
Institutional Shares	1,000.00	1,021.66	3.45	0.68%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.66	4.46	0.88%
Class C Shares	1,000.00	1,016.90	8.24	1.63%
Institutional Shares	1,000.00	1,021.91	3.19	0.63%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Class C Shares	1,000.00	1,017.35	7.79	1.54%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Class C Shares	1,000.00	1,017.35	7.79	1.54%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.01	2.08	0.41%
Class C Shares	1,000.00	1,019.20	5.92	1.17%
Institutional Shares	1,000.00	1,024.27	0.81	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.81	2.28	0.45%
Class C Shares	1,000.00	1,019.05	6.07	1.20%
Institutional Shares	1,000.00	1,024.07	1.01	0.20%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 99.2%

	Aerospace & Defense — 1.6%
13,450	Boeing Co. (The)	$5,002,055

	Airlines — 0.5%
17,250	United Continental Holdings, Inc.(a)	1,536,285

	Auto Components — 0.1%
20,150	Gentex Corp.	432,419

	Banks — 10.3%
15,150	Comerica, Inc.	1,366,530
40,600	Huntington Bancshares, Inc.	605,752
119,300	JPMorgan Chase & Co.	13,461,812
53,300	KeyCorp	1,060,137
29,300	M&T Bank Corp.	4,821,022
26,450	PacWest Bancorp	1,260,343
30,300	Popular, Inc.	1,552,875
73,650	Regions Financial Corp.	1,351,477
75,450	SunTrust Banks, Inc.	5,039,305
67,100	TCF Financial Corp.	1,597,651

		32,116,904

	Biotechnology — 4.1%
32,250	AbbVie, Inc.	3,050,205
24,550	Amgen, Inc.	5,088,969
13,000	Biogen, Inc.(a)	4,593,030

		12,732,204

	Capital Markets — 1.1%
122,700	BGC Partners, Inc., Class A	1,450,314
9,450	Goldman Sachs Group, Inc. (The)	2,119,068

		3,569,382

	Chemicals — 1.9%
46,100	Huntsman Corp.	1,255,303
45,150	LyondellBasell Industries NV, Class A	4,628,327

		5,883,630

	Communications Equipment — 1.0%
66,700	Cisco Systems, Inc.	3,244,955

	Consumer Finance — 4.7%
56,500	Capital One Financial Corp.	5,363,545
66,400	Discover Financial Services	5,076,280
101,500	Navient Corp.	1,368,220
40,650	OneMain Holdings, Inc.(a)	1,366,247
72,250	Santander Consumer USA Holdings, Inc.	1,447,890

		14,622,182

	Diversified Consumer Services — 0.5%
2,500	Graham Holdings Co., Class B	1,448,250

	Diversified Telecommunication Services — 4.7%
146,000	AT&T, Inc.	4,902,680
185,800	Verizon Communications, Inc.	9,919,862

		14,822,542

	Electric Utilities — 2.5%
16,750	Entergy Corp.	1,358,927
11,000	FirstEnergy Corp.	408,870
37,050	NextEra Energy, Inc.	6,209,580

		7,977,377

	Electrical Equipment — 1.7%
60,650	Eaton Corp. PLC	5,260,175

Shares		Fair Value
COMMON STOCKS — (continued)

	Equity Real Estate Investment Trusts (REITS) — 4.0%
22,900	EPR Properties	$1,566,589
37,350	Gaming and Leisure Properties, Inc.	1,316,587
71,500	Host Hotels & Resorts, Inc.	1,508,650
2,900	Life Storage, Inc.	275,964
44,000	Omega Healthcare Investors, Inc.	1,441,880
48,450	Park Hotels & Resorts, Inc.	1,590,129
16,950	Simon Property Group, Inc.	2,995,913
60,950	STORE Capital Corp.	1,693,801

		12,389,513

	Food & Staples Retailing — 0.7%
29,650	Walgreens Boots Alliance, Inc.	2,161,485

	Food Products — 2.6%
100,650	Archer-Daniels-Midland Co.	5,059,675
22,700	Bunge, Ltd.	1,559,717
28,600	TreeHouse Foods, Inc.(a)	1,368,510

		7,987,902

	Health Care Providers & Services — 7.7%
23,550	Anthem, Inc.	6,453,877
83,400	CVS Health Corp.	6,565,248
37,950	HCA Healthcare, Inc.	5,279,604
3,300	Humana, Inc.	1,117,116
17,850	UnitedHealth Group, Inc.	4,748,814

		24,164,659

	Hotels, Restaurants & Leisure — 0.4%
60,950	Extended Stay America, Inc.	1,233,019

	Household Durables — 0.4%
51,350	PulteGroup, Inc.	1,271,939

	Household Products — 0.4%
19,100	Energizer Holdings, Inc.	1,120,215

	Independent Power and Renewable Electricity Producers — 0.5%
105,200	AES Corp.	1,472,800

	Insurance — 4.8%
118,150	Aflac, Inc.	5,561,321
47,200	Allstate Corp. (The)	4,658,640
1,400	MetLife, Inc.	65,408
67,300	Progressive Corp. (The)	4,780,992

		15,066,361

	IT Services — 3.0%
69,650	Conduent, Inc.(a)	1,568,518
53,200	DXC Technology Co.	4,975,264
62,150	First Data Corp., Class A(a)	1,520,811
56,450	Sabre Corp.	1,472,216

		9,536,809

	Machinery — 3.1%
32,950	Allison Transmission Holdings, Inc.	1,713,729
31,050	Caterpillar, Inc.	4,734,815
12,400	Cummins, Inc.	1,811,268
14,000	Ingersoll-Rand PLC	1,432,200

		9,692,012

	Media — 1.9%
23,650	AMC Networks, Inc., Class A(a)	1,568,941
58,300	Discovery, Inc., Class A(a)	1,865,600

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
COMMON STOCKS — (continued)

	Media — (continued)
61,500	Discovery, Inc., Class C(a)	$1,819,170
6,050	Walt Disney Co. (The)	707,487

		5,961,198

	Metals & Mining — 1.3%
22,100	Nucor Corp.	1,402,245
16,000	Reliance Steel & Aluminum Co.	1,364,640
32,250	Steel Dynamics, Inc.	1,457,377

		4,224,262

	Mortgage Real Estate Investment Trusts (REITS) — 0.4%
64,950	Starwood Property Trust, Inc.	1,397,724

	Multiline Retail — 2.6%
12,950	Dollar General Corp.	1,415,435
14,300	Macy’s, Inc.	496,639
69,100	Target Corp.	6,095,311

		8,007,385

	Multi-Utilities — 1.6%
96,000	Public Service Enterprise Group, Inc.	5,067,840

	Oil, Gas & Consumable Fuels — 11.8%
14,450	Chevron Corp.	1,766,946
91,250	ConocoPhillips	7,062,750
92,950	Exxon Mobil Corp.	7,902,609
24,950	HollyFrontier Corp.	1,744,005
69,000	Marathon Petroleum Corp.	5,517,930
36,950	PBF Energy, Inc., Class A	1,844,175
48,550	Phillips 66	5,472,556
50,775	Valero Energy Corp.	5,775,655

		37,086,626

	Paper & Forest Products — 0.5%
29,500	Domtar Corp.	1,539,015

	Personal Products — 0.7%
12,100	Herbalife Nutrition, Ltd.(a)	660,055
17,950	Nu Skin Enterprises, Inc., Class A	1,479,439

		2,139,494

	Pharmaceuticals — 5.2%
54,250	Eli Lilly & Co.	5,821,567
240,750	Pfizer, Inc.	10,609,853

		16,431,420

	Road & Rail — 0.6%
11,350	Union Pacific Corp.	1,848,120

Shares		Fair Value
COMMON STOCKS — (continued)
	Semiconductors & Semiconductor Equipment — 4.4%
11,850	Broadcom, Inc.	$2,923,751
91,900	Micron Technology, Inc.(a)	4,156,637
93,950	QUALCOMM, Inc.	6,767,219

		13,847,607

	Software — 0.9%
17,600	VMware, Inc., Class A(a)	2,746,656

	Technology Hardware, Storage & Peripherals — 3.3%
20,750	Apple, Inc.	4,684,105
219,650	HP, Inc.	5,660,381

		10,344,486

	Textiles, Apparel & Luxury Goods — 1.1%
23,450	Michael Kors Holdings, Ltd.(a)	1,607,732
12,400	Ralph Lauren Corp.	1,705,620

		3,313,352

	Trading Companies & Distributors — 0.6%
36,600	HD Supply Holdings, Inc.(a)	1,566,114
1,850	United Rentals, Inc.(a)	302,660

		1,868,774

	Total Common Stocks (Cost $262,062,538)	310,569,033

MONEY MARKET FUND — 0.7%
2,233,049	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	2,233,049

	Total Money Market Fund (Cost $2,233,049)	2,233,049

Total Investments — 99.9% (Cost $264,295,587)		312,802,082
Net Other Assets (Liabilities) — 0.1%		177,393

NET ASSETS — 100.0%		$312,979,475

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 96.4%

	Auto Components — 3.7%
1,101,775	Gentex Corp.	$23,644,091

	Capital Markets — 9.8%
172,925	Affiliated Managers Group, Inc.	23,642,306
427,350	E*TRADE Financial Corp.(a)	22,388,867
157,675	T. Rowe Price Group, Inc.	17,214,957

		63,246,130

	Chemicals — 5.0%
771,075	Axalta Coating Systems, Ltd.(a)	22,484,547
520,485	Rayonier Advanced Materials, Inc.	9,592,539

		32,077,086

	Commercial Services & Supplies — 1.6%
1,174,000	Civeo Corp.(a)	4,872,100
95,800	Stericycle, Inc.(a)	5,621,544

		10,493,644

	Construction & Engineering — 2.2%
181,725	Jacobs Engineering Group, Inc.	13,901,963

	Consumer Finance — 4.2%
1,156,880	SLM Corp.(a)	12,899,212
454,950	Synchrony Financial	14,139,846

		27,039,058

	Containers & Packaging — 3.6%
481,350	Crown Holdings, Inc.(a)	23,104,800

	Diversified Financial Services — 3.9%
1,156,314	Jefferies Financial Group, Inc.	25,392,655

	Diversified Telecommunication Services — 1.9%
576,075	CenturyLink, Inc.	12,212,790

	Electrical Equipment — 3.4%
441,975	Sensata Technologies Holding PLC(a)	21,899,861

	Electronic Equipment, Instruments & Components — 1.6%
624,400	Knowles Corp.(a)	10,377,528

	Health Care Equipment & Supplies — 3.6%
178,700	Zimmer Biomet Holdings, Inc.	23,493,689

	Health Care Providers & Services — 5.9%
125,425	Laboratory Corp. of America Holdings(a)	21,783,814
120,350	McKesson Corp.	15,964,428

		37,748,242

	Household Products — 3.0%
261,450	Spectrum Brands Holdings, Inc.	19,535,544

	Insurance — 8.7%
154,375	Assured Guaranty, Ltd.	6,519,256
69,300	Enstar Group, Ltd.(a)	14,449,050
240,925	Lincoln National Corp.	16,300,985
16,025	Markel Corp.(a)	19,045,552

		56,314,843

Shares		Fair Value
COMMON STOCKS — (continued)

	Internet Software & Services — 3.2%
824,500	DHI Group, Inc.(a)	$1,731,450
578,550	eBay, Inc.(a)	19,103,721

		20,835,171

	IT Services — 3.1%
180,400	Fidelity National Information Services, Inc.	19,676,228

	Machinery — 1.7%
294,450	Trinity Industries, Inc.	10,788,648

	Media — 7.1%
295,625	CBS Corp., Class B	16,983,656
972,200	News Corp., Class B	13,221,920
223,550	Omnicom Group, Inc.	15,205,871

		45,411,447

	Multiline Retail — 3.7%
216,050	Dollar General Corp.	23,614,265

	Oil, Gas & Consumable Fuels — 2.1%
2,606,775	Southwestern Energy Co.(a)	13,320,620

	Real Estate Management & Development — 5.6%
468,850	CBRE Group, Inc., Class A(a)	20,676,285
752,325	Realogy Holdings Corp.	15,527,988

		36,204,273

	Specialty Retail — 3.5%
302,550	CarMax, Inc.(a)	22,591,409

	Technology Hardware, Storage & Peripherals — 4.3%
970,975	NCR Corp.(a)	27,585,400

	Total Common Stocks (Cost $489,666,204)	620,509,385

MONEY MARKET FUND — 3.6%
23,338,414	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	23,338,414

	Total Money Market Fund (Cost $23,338,414)	23,338,414

Total Investments — 100.0% (Cost $513,004,618)		643,847,799
Net Other Assets (Liabilities) — 0.0%		(32,495)

NET ASSETS — 100.0%		$643,815,304

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 97.7%

	Air Freight & Logistics — 0.5%
17,121	Atlas Air Worldwide Holdings, Inc.(a)	$1,091,464

	Airlines — 1.4%
8,305	Copa Holdings SA, Class A	663,071
45,989	SkyWest, Inc.	2,708,752

		3,371,823

	Banks — 14.8%
38,443	Associated Banc-Corp.	999,518
22,712	BankUnited, Inc.	804,005
12,926	Berkshire Hills Bancorp, Inc.	526,088
24,860	Camden National Corp.	1,079,918
36,986	Cathay General Bancorp	1,532,700
16,312	CIT Group, Inc.	841,862
22,581	Community Trust Bancorp, Inc.	1,046,629
36,981	Customers Bancorp, Inc.(a)	870,163
31,833	Enterprise Financial Services Corp.	1,688,741
28,097	Financial Institutions, Inc.	882,246
145,439	First BanCorp(a)	1,323,495
27,513	First Bancorp	1,114,552
77,080	First Commonwealth Financial Corp.	1,244,071
30,927	First Financial Bancorp	918,532
23,453	Franklin Financial Network, Inc.(a)	917,012
33,997	Great Western Bancorp, Inc.	1,434,333
35,309	Hancock Whitney Corp.	1,678,943
73,918	Hope Bancorp, Inc.	1,195,254
22,111	IBERIABANK Corp.	1,798,730
39,366	Independent Bank Corp.	931,006
31,515	Live Oak Bancshares, Inc.	844,602
69,276	OFG Bancorp	1,118,807
87,987	Old National Bancorp	1,698,149
33,493	Peapack Gladstone Financial Corp.	1,034,599
25,981	Peoples Bancorp, Inc.	910,114
20,915	Popular, Inc.	1,071,894
32,223	RBB Bancorp	789,463
45,575	Simmons First National Corp., Class A	1,342,184
17,218	Synovus Financial Corp.	788,412
51,771	TCF Financial Corp.	1,232,668
8,514	TriState Capital Holdings, Inc.(a)	234,986
27,656	Zions Bancorp NA	1,386,948

		35,280,624

	Biotechnology — 0.4%
47,735	AMAG Pharmaceuticals, Inc.(a)	954,700

	Building Products — 0.4%
22,036	Continental Building Products, Inc.(a)	827,452

	Capital Markets — 0.4%
12,179	Piper Jaffray Cos	929,867

	Chemicals — 1.5%
29,296	Huntsman Corp.	797,730
22,136	Kraton Corp.(a)	1,043,712
37,965	Rayonier Advanced Materials, Inc.	699,695
14,326	Trinseo SA	1,121,726

		3,662,863

	Commercial Services & Supplies — 0.8%
84,384	ACCO Brands Corp.	953,539
41,222	Heritage-Crystal Clean, Inc.(a)	880,090
3,452	McGrath RentCorp	188,030

		2,021,659

Shares		Fair Value
COMMON STOCKS — (continued)

	Communications Equipment — 1.3%
58,966	Ciena Corp.(a)	$1,842,098
15,022	Comtech Telecommunications Corp.	544,848
10,045	InterDigital, Inc.	803,600

		3,190,546

	Construction & Engineering — 1.2%
39,733	Aegion Corp.(a)	1,008,424
24,272	Quanta Services, Inc.(a)	810,199
50,058	Tutor Perini Corp.(a)	941,090

		2,759,713

	Consumer Finance — 2.0%
58,517	Navient Corp.	788,809
24,777	Nelnet, Inc., Class A	1,416,501
25,589	OneMain Holdings, Inc.(a)	860,046
25,190	Regional Management Corp.(a)	726,228
51,028	Santander Consumer USA Holdings, Inc.	1,022,601

		4,814,185

	Distributors — 0.5%
34,057	Core-Mark Holding Co., Inc.	1,156,576

	Electric Utilities — 2.5%
5,496	Hawaiian Electric Industries, Inc.	195,603
19,621	IDACORP, Inc.	1,946,992
22,247	OGE Energy Corp.	808,011
15,185	Pinnacle West Capital Corp.	1,202,348
40,603	Portland General Electric Co.	1,851,903

		6,004,857

	Electrical Equipment — 0.8%
38,837	Atkore International Group, Inc.(a)	1,030,346
17,236	Generac Holdings, Inc.(a)	972,283

		2,002,629

	Electronic Equipment, Instruments & Components — 3.9%
33,359	AVX Corp.	602,130
48,505	Electro Scientific Industries, Inc.(a)	846,412
26,308	Fabrinet(a)	1,217,008
20,455	Insight Enterprises, Inc.(a)	1,106,411
33,916	Jabil, Inc.	918,445
41,032	KEMET Corp.(a)	761,144
24,230	PC Connection, Inc.	942,305
78,917	TTM Technologies, Inc.(a)	1,255,569
81,424	Vishay Intertechnology, Inc.	1,656,978

		9,306,402

	Energy Equipment & Services — 1.5%
39,940	Matrix Service Co.(a)	984,521
187,224	Noble Corp. PLC(a)	1,316,185
88,780	Transocean, Ltd.(a)	1,238,481

		3,539,187

	Equity Real Estate Investment Trusts (REITS) — 6.8%
48,348	Apple Hospitality REIT, Inc.	845,607
50,454	Brixmor Property Group, Inc.	883,450
86,275	CBL & Associates Properties, Inc.	344,237
50,825	Chatham Lodging Trust	1,061,734
37,238	Columbia Property Trust, Inc.	880,306
18,446	Cousins Properties, Inc.	163,985
15,386	DiamondRock Hospitality Co.	179,555

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
COMMON STOCKS — (continued)

	Equity Real Estate Investment Trusts (REITS) — (continued)
43,110	Getty Realty Corp.	$1,231,222
29,618	Hospitality Properties Trust	854,183
50,495	InfraREIT, Inc.	1,067,969
18,290	Innovative Industrial Properties, Inc.	882,310
50,437	Kimco Realty Corp.	844,315
85,359	MedEquities Realty Trust, Inc.	829,689
67,064	Medical Properties Trust, Inc.	999,924
28,014	Monmouth Real Estate Investment Corp.	468,394
30,467	Park Hotels & Resorts, Inc.	999,927
36,919	Piedmont Office Realty Trust, Inc., Class A	698,877
30,316	Rexford Industrial Realty, Inc.	968,899
39,386	Sabra Health Care REIT, Inc.	910,604
17,428	Terreno Realty Corp.	657,036
24,512	Tier REIT, Inc.	590,739

		16,362,962

	Food Products — 1.4%
20,992	Cal-Maine Foods, Inc.	1,013,914
11,627	John B Sanfilippo & Son, Inc.	829,935
8,501	Post Holdings, Inc.(a)	833,438
15,881	TreeHouse Foods, Inc.(a)	759,906

		3,437,193

	Gas Utilities — 1.0%
15,751	National Fuel Gas Co.	883,001
45,165	South Jersey Industries, Inc.	1,592,970

		2,475,971

	Health Care Providers & Services — 3.6%
18,457	Encompass Health Corp.	1,438,723
11,341	Molina Healthcare, Inc.(a)	1,686,407
14,308	Premier, Inc., Class A(a)	655,020
93,358	RadNet, Inc.(a)	1,405,038
29,907	Tenet Healthcare Corp.(a)	851,153
39,867	Triple-S Management Corp., Class B(a)	753,088
5,493	WellCare Health Plans, Inc.(a)	1,760,452

		8,549,881

	Hotels, Restaurants & Leisure — 0.7%
50,200	Penn National Gaming, Inc.(a)	1,652,584

	Household Durables — 0.4%
43,636	Turtle Beach Corp.(a)	870,102

	Independent Power and Renewable Electricity Producers — 2.4%
87,889	AES Corp.	1,230,446
111,558	Clearway Energy, Inc., Class A	2,124,064
65,442	Clearway Energy, Inc., Class C	1,259,759
59,176	Pattern Energy Group, Inc., Class A	1,175,827

		5,790,096

	Insurance — 3.9%
58,428	American Equity Investment Life Holding Co.	2,066,014
22,618	Assured Guaranty, Ltd.	955,158
86,045	CNO Financial Group, Inc.	1,825,875
25,398	Employers Holdings, Inc.	1,150,529
19,999	HCI Group, Inc.	874,956
8,494	Reinsurance Group of America, Inc.	1,227,893
26,500	Universal Insurance Holdings, Inc.	1,286,575

		9,387,000

Shares		Fair Value
COMMON STOCKS — (continued)

	Internet Software & Services — 0.3%
92,220	Endurance International Group Holdings, Inc.(a)	$811,536

	IT Services — 0.7%
32,182	Sabre Corp.	839,307
44,668	Unisys Corp.(a)	911,227

		1,750,534

	Leisure Products — 0.9%
65,112	American Outdoor Brands Corp.(a)	1,011,189
60,120	Vista Outdoor, Inc.(a)	1,075,547

		2,086,736

	Machinery — 2.5%
19,062	Allison Transmission Holdings, Inc.	991,415
23,175	Global Brass & Copper Holdings, Inc.	855,157
23,701	Greenbrier Cos., Inc. (The)	1,424,430
17,858	Hillenbrand, Inc.	933,973
19,953	Terex Corp.	796,324
27,957	Trinity Industries, Inc.	1,024,344

		6,025,643

	Marine — 0.9%
150,580	Costamare, Inc.	977,264
27,823	Matson, Inc.	1,102,904

		2,080,168

	Media — 0.4%
99,849	Gannett Co., Inc.	999,488

	Metals & Mining — 1.5%
18,611	Materion Corp.	1,125,965
32,938	Schnitzer Steel Industries, Inc., Class A	890,973
20,815	U.S. Steel Corp.	634,441
35,372	Warrior Met Coal, Inc.	956,459

		3,607,838

	Mortgage Real Estate Investment Trusts (REITS) — 4.6%
44,622	AGNC Investment Corp.	831,308
45,909	ARMOUR Residential REIT, Inc.	1,030,657
48,136	Cherry Hill Mortgage Investment Corp.	871,262
45,236	Chimera Investment Corp.	820,129
35,822	Dynex Capital, Inc.	228,544
41,204	Great Ajax Corp.	560,786
68,582	Ladder Capital Corp.	1,161,779
102,913	MFA Financial, Inc.	756,411
90,030	New Residential Investment Corp.	1,604,335
158,351	New York Mortgage Trust, Inc.	962,774
54,635	PennyMac Mortgage Investment Trust	1,105,812
67,500	Redwood Trust, Inc.	1,096,200

		11,029,997

	Multiline Retail — 0.6%
17,337	Dillard’s, Inc., Class A	1,323,507

	Multi-Utilities — 0.7%
26,701	North Western Corp.	1,566,281

	Oil, Gas & Consumable Fuels — 4.8%
13,987	Arch Coal, Inc., Class A	1,250,438
283,899	Denbury Resources, Inc.(a)	1,760,174
23,156	HollyFrontier Corp.	1,618,604
27,573	Murphy Oil Corp.	919,284

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
COMMON STOCKS — (continued)

	Oil, Gas & Consumable Fuels — (continued)
25,812	PBF Energy, Inc., Class A	$1,288,277
35,607	Peabody Energy Corp.	1,269,033
38,459	Renewable Energy Group, Inc.(a)	1,107,619
148,334	W&T Offshore, Inc.(a)	1,429,940
17,124	Whiting Petroleum Corp.(a)	908,257

		11,551,626

	Paper & Forest Products — 2.3%
27,183	Boise Cascade Co.	1,000,334
23,085	Domtar Corp.	1,204,344
55,193	Louisiana-Pacific Corp.	1,462,063
54,123	Verso Corp., Class A(a)	1,822,321

		5,489,062

	Personal Products — 0.1%
3,954	Nu Skin Enterprises, Inc., Class A	325,889

	Pharmaceuticals — 0.8%
29,129	Innoviva, Inc.(a)	443,926
46,029	Mallinckrodt PLC(a)	1,349,110

		1,793,036

	Professional Services — 2.1%
12,222	Barrett Business Services, Inc.	816,185
19,587	FTI Consulting, Inc.(a)	1,433,573
30,384	Heidrick & Struggles International, Inc.	1,028,498
22,541	Kforce, Inc.	847,542
17,445	Korn/Ferry International	858,992

		4,984,790

	Real Estate Management & Development — 0.3%
7,014	RMR Group, Inc. (The), Class A	650,899

	Road & Rail — 1.0%
28,482	ArcBest Corp.	1,382,801
26,771	Universal Logistics Holdings, Inc.	985,173

		2,367,974

	Semiconductors & Semiconductor Equipment — 2.5%
35,164	Diodes, Inc.(a)	1,170,610
20,536	First Solar, Inc.(a)	994,353
23,417	Nanometrics, Inc.(a)	878,606
48,276	ON Semiconductor Corp.(a)	889,727
101,127	Photronics, Inc.(a)	996,101
28,407	Teradyne, Inc.	1,050,491

		5,979,888

	Software — 0.6%
62,991	Avaya Holdings Corp.(a)	1,394,621

	Specialty Retail — 6.6%
59,358	Abercrombie & Fitch Co., Class A	1,253,641
38,667	American Eagle Outfitters, Inc.	960,102
11,570	Asbury Automotive Group, Inc.(a)	795,437
39,704	Cato Corp. (The), Class A	834,578
33,147	Citi Trends, Inc.	953,639
22,812	Dick’s Sporting Goods, Inc.	809,370
41,334	DSW, Inc., Class A	1,400,396
21,856	Genesco, Inc.(a)	1,029,418
8,748	RH(a)	1,146,075
28,140	Shoe Carnival, Inc.	1,083,390

Shares		Fair Value
COMMON STOCKS — (continued)

	Specialty Retail — (continued)
25,087	Signet Jewelers, Ltd.	$1,653,986
45,586	Tailored Brands, Inc.	1,148,311
22,631	Urban Outfitters, Inc.(a)	925,608
12,539	Williams-Sonoma, Inc.	824,063
33,141	Zumiez, Inc.(a)	873,265

		15,691,279

	Textiles, Apparel & Luxury Goods — 2.7%
14,863	Deckers Outdoor Corp.(a)	1,762,455
77,567	Fossil Group, Inc.(a)	1,805,760
12,911	Michael Kors Holdings, Ltd.(a)	885,178
7,412	Ralph Lauren Corp.	1,019,521
64,018	Vera Bradley, Inc.(a)	976,915

		6,449,829

	Thrifts & Mortgage Finance — 6.2%
3,541	Axos Financial, Inc.(a)	121,775
21,294	Federal Agricultural Mortgage Corp., Class C	1,537,001
36,980	Flagstar Bancorp, Inc.(a)	1,163,761
32,431	Merchants Bancorp	824,396
170,146	MGIC Investment Corp.(a)	2,264,643
61,826	Oritani Financial Corp.	961,394
40,350	PennyMac Financial Services, Inc., Class A	843,315
91,304	Radian Group, Inc.	1,887,254
126,029	TrustCo Bank Corp.	1,071,247
67,435	United Financial Bancorp, Inc.	1,134,931
30,207	Walker & Dunlop, Inc.	1,597,346
46,263	Washington Federal, Inc.	1,480,416

		14,887,479

	Trading Companies & Distributors — 0.5%
7,657	United Rentals, Inc.(a)	1,252,685

	Total Common Stocks (Cost $201,780,467)	233,541,121

EXCHANGE TRADED FUND — 0.8%
14,226	iShares Russell 2000 Value ETF	1,892,058

	Total Exchange Traded Fund (Cost $1,819,078)	1,892,058

MONEY MARKET FUND — 1.1%
2,738,129	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	2,738,129

	Total Money Market Fund (Cost $2,738,129)	2,738,129

Total Investments — 99.6% (Cost $206,337,674)		238,171,308
Net Other Assets (Liabilities) — 0.4%		881,012

NET ASSETS — 100.0%		$239,052,320

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 99.7%

	Airlines — 2.6%
460,000	Alaska Air Group, Inc.	$31,675,600

	Auto Components — 3.3%
415,000	APTIV PLC	34,818,500
167,333	Delphi Technologies PLC	5,247,563

		40,066,063

	Biotechnology — 3.8%
592,800	Gilead Sciences, Inc.	45,770,088

	Chemicals — 3.8%
293,800	Ecolab, Inc.	46,061,964

	Communications Equipment — 5.5%
1,362,500	Cisco Systems, Inc.	66,285,625

	Consumer Finance — 3.3%
415,000	Capital One Financial Corp.	39,395,950

	Electronic Equipment, Instruments &
	Components — 2.4%
167,500	Coherent, Inc.(a)	28,841,825

	Energy Equipment & Services — 3.3%
974,500	Halliburton Co.	39,496,485

	Equity Real Estate Investment Trusts (REITS) — 1.2%
162,700	Ryman Hospitality Properties, Inc.	14,019,859

	Food & Staples Retailing — 1.7%
286,000	Walgreens Boots Alliance, Inc.	20,849,400

	Health Care Equipment & Supplies — 6.1%
360,830	Danaher Corp.	39,207,788
822,000	Hologic, Inc.(a)	33,685,560

		72,893,348

	Health Care Providers & Services — 7.0%
362,100	HCA Healthcare, Inc.	50,375,352
128,400	UnitedHealth Group, Inc.	34,159,536

		84,534,888

	Health Care Technology — 3.8%
705,000	Cerner Corp.(a)	45,409,050

	Hotels, Restaurants & Leisure — 4.2%
871,400	Norwegian Cruise Line Holdings, Ltd.(a)	50,044,502

	Household Durables — 2.3%
587,000	Lennar Corp., Class A	27,407,030

	Internet Software & Services — 9.2%
560,120	Akamai Technologies, Inc.(a)	40,972,778
57,800	Alphabet, Inc., Class C(a)	68,982,566

		109,955,344

Shares		Fair Value
COMMON STOCKS — (continued)

	Media — 13.3%
763,000	CBS Corp., Class B	$43,834,350
1,377,000	Comcast Corp., Class A	48,759,570
1,543,000	Discovery, Inc., Class C(a)	45,641,940
402,000	Live Nation Entertainment, Inc.(a)	21,896,940

		160,132,800

	Pharmaceuticals — 3.1%
598,000	Bristol-Myers Squibb Co.	37,123,840

	Professional Services — 4.5%
450,900	Verisk Analytics, Inc.(a)	54,355,995

	Real Estate Management & Development — 2.4%
650,000	CBRE Group, Inc., Class A(a)	28,665,000

	Semiconductors & Semiconductor Equipment — 2.1%
294,001	NXP Semiconductors NV	25,137,085

	Software — 10.8%
415,300	Activision Blizzard, Inc.	34,548,807
247,200	Check Point Software Technologies, Ltd.(a)	29,088,024
159,000	Intuit, Inc.	36,156,600
221,000	Red Hat, Inc.(a)	30,117,880

		129,911,311

	Total Common Stocks (Cost $775,722,309)	1,198,033,052

MONEY MARKET FUND — 0.3%
3,850,959	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	3,850,959

	Total Money Market Fund (Cost $3,850,959)	3,850,959

Total Investments — 100.0% (Cost $779,573,268)		1,201,884,011
Net Other Assets (Liabilities) — 0.0%		52,765

NET ASSETS — 100.0%		$1,201,936,776

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 97.6%

	Air Freight & Logistics — 3.1%
439,000	United Parcel Service, Inc., Class B	$51,253,250

	Automobiles — 2.8%
1,384,000	General Motors Co.	46,599,280

	Banks — 2.7%
850,000	Wells Fargo & Co.	44,676,000

	Beverages — 3.5%
526,900	PepsiCo, Inc.	58,907,420

	Biotechnology — 3.7%
662,000	AbbVie, Inc.	62,611,960

	Capital Markets — 2.6%
995,000	Invesco, Ltd.	22,765,600
250,000	Nasdaq, Inc.	21,450,000

		44,215,600

	Consumer Finance — 4.5%
990,800	Discover Financial Services	75,746,660

	Diversified Telecommunication Services — 5.2%
505,698	AT&T, Inc.	16,981,339
1,303,000	Verizon Communications, Inc.	69,567,170

		86,548,509

	Equity Real Estate Investment Trusts (REITS) — 3.4%
511,000	Crown Castle International Corp.	56,889,630

	Health Care Equipment & Supplies — 8.2%
1,133,000	Abbott Laboratories	83,116,880
549,000	Medtronic PLC	54,005,130

		137,122,010

	Health Care Providers & Services — 6.0%
128,500	Anthem, Inc.	35,215,425
829,319	CVS Health Corp.	65,283,992

		100,499,417

	Hotels, Restaurants & Leisure — 4.5%
254,800	Carnival Corp.	16,248,596
1,022,000	Starbucks Corp.	58,090,480

		74,339,076

	Industrial Conglomerates — 3.8%
384,100	Honeywell International, Inc.	63,914,240

	Insurance — 0.7%
87,000	Chubb, Ltd.	11,626,680

	IT Services — 4.3%
422,500	Accenture PLC, Class A	71,909,500

Shares		Fair Value
COMMON STOCKS — (continued)
	Machinery — 1.4%
128,000	Snap-on, Inc.	$23,500,800

	Media — 2.0%
490,000	Omnicom Group, Inc.	33,329,800

	Oil, Gas & Consumable Fuels — 6.1%
1,735,500	Enbridge, Inc.	56,039,295
568,700	Occidental Petroleum Corp.	46,730,079

		102,769,374

	Pharmaceuticals — 9.8%
409,300	Johnson & Johnson	56,552,981
961,000	Merck & Co., Inc.	68,173,340
889,000	Pfizer, Inc.	39,178,230

		163,904,551

	Professional Services — 1.6%
978,413	Nielsen Holdings PLC	27,062,903

	Semiconductors & Semiconductor Equipment — 9.0%
682,600	Analog Devices, Inc.	63,113,196
1,062,500	Maxim Integrated Products, Inc.	59,914,375
389,500	QUALCOMM, Inc.	28,055,685

		151,083,256

	Software — 5.0%
724,500	Microsoft Corp.	82,861,065

	Specialty Retail — 3.7%
538,900	Lowe’s Cos., Inc.	61,876,498

	Total Common Stocks (Cost $1,124,682,659)	1,633,247,479

MONEY MARKET FUND — 2.5%
41,674,690	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	41,674,690

	Total Money Market Fund (Cost $41,674,690)	41,674,690

Total Investments — 100.1% (Cost $1,166,357,349)		1,674,922,169
Net Other Assets (Liabilities) — (0.1)%		(2,035,789)

NET ASSETS — 100.0%		$1,672,886,380

(a)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 97.6%

	Australia — 6.7%
376,400	Alumina, Ltd.	$753,665
55,175	Australia & New Zealand Banking Group, Ltd.	1,123,912
61,400	BlueScope Steel, Ltd.	753,625
9,275	Macquarie Group, Ltd.	845,029
181,625	Qantas Airways, Ltd.	774,599
11,975	Rio Tinto, Ltd.	681,758
227,825	South32, Ltd.	645,560

		5,578,148

	Austria — 1.0%
15,075	OMV AG	846,961

	Belgium — 1.1%
9,875	UCB SA	887,419

	Denmark — 0.7%
4,650	Carlsberg A/S, Class B	557,748

	Finland — 0.2%
7,225	Fortum OYJ	181,109

	France — 10.1%
28,725	ArcelorMittal	893,810
1,400	Atos SE	166,611
16,500	BNP Paribas SA	1,009,782
29,975	CNP Assurances	722,499
1,900	Eiffage SA	212,128
60,525	Engie SA	890,001
10,425	Faurecia	627,468
107,900	Natixis SA	732,120
34,375	Peugeot SA	927,134
9,725	Publicis Groupe SA	581,271
8,575	Renault SA	741,722
21,200	Societe Generale SA	909,988

		8,414,534

	Germany — 6.4%
2,175	Allianz SE	484,854
9,050	Covestro AG(b)	734,054
22,375	Deutsche Lufthansa AG	549,704
21,950	Deutsche Telekom AG	353,860
5,150	Deutsche Wohnen SE	247,069
4,775	Henkel AG & Co. KGaA	507,000
4,650	HOCHTIEF AG	770,960
4,200	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	930,174
28,400	ProSiebenSat.1 Media SE	737,624

		5,315,299

	Hong Kong — 4.7%
30,325	CK Hutchison Holdings, Ltd.	349,411
59,875	Galaxy Entertainment Group, Ltd.	379,747
95,275	Henderson Land Development Co., Ltd.	478,910
162,300	Kerry Properties, Ltd.	550,444
424,750	NWS Holdings, Ltd.	839,913
904,000	WH Group, Ltd.(b)	636,282
234,650	Wharf Holdings, Ltd. (The)	638,454

		3,873,161

	Israel — 2.4%
576,950	Bezeq The Israeli Telecommunication Corp., Ltd.	663,491
4,000	Check Point Software Technologies, Ltd.(a)	470,680

Shares		Fair Value
COMMON STOCKS — (continued)

	Israel — (continued)
38,050	Teva Pharmaceutical Industries, Ltd., ADR	$819,597

		1,953,768

	Italy — 3.1%
46,225	Fiat Chrysler Automobiles NV(a)	812,771
3,390	GEDI Gruppo Editoriale SpA(a)	1,525
74,175	Mediobanca Banca di Credito Finanziario SpA	740,984
90,675	Poste Italiane SpA(b)	724,524
520,425	Telecom Italia SpA/Milano	280,004

		2,559,808

	Japan — 26.3%
33,600	Alfresa Holdings Corp.	898,997
10,700	Aozora Bank, Ltd.	382,345
59,700	Astellas Pharma, Inc.	1,041,413
3,000	Central Japan Railway Co.	624,714
131,400	Daiwa Securities Group, Inc.	799,363
6,700	FUJIFILM Holdings Corp.	301,624
28,400	Hitachi, Ltd.	964,830
16,800	Idemitsu Kosan Co., Ltd.	888,646
52,500	ITOCHU Corp.	961,098
141,700	JXTG Holdings, Inc.	1,070,420
43,000	Kajima Corp.	624,828
32,800	Kirin Holdings Co., Ltd.	840,352
97,800	Marubeni Corp.	895,194
10,500	Medipal Holdings Corp.	219,112
37,300	Mitsubishi Corp.	1,149,334
10,800	Mitsubishi Gas Chemical Co., Inc.	229,935
53,900	Mitsui & Co., Ltd.	958,502
478,400	Mizuho Financial Group, Inc.	834,526
60,700	Nexon Co., Ltd.(a)	793,342
20,200	Nippon Telegraph & Telephone Corp.	912,396
36,000	NTT DOCOMO, Inc.	967,963
74,000	Resona Holdings, Inc.	415,721
9,000	Shionogi & Co., Ltd.	588,065
41,800	Showa Shell Sekiyu KK	885,518
9,800	Sony Corp.	600,834
55,700	Sumitomo Corp.	928,742
3,000	Tokyo Electron, Ltd.	412,163
12,800	Toyota Motor Corp.	799,296
23,100	Toyota Tsusho Corp.	872,197

		21,861,470

	Netherlands — 4.0%
132,400	Aegon NV	859,004
18,250	Coca-Cola European Partners PLC	829,827
41,000	Koninklijke Ahold Delhaize NV	940,160
12,600	Randstad NV	672,651

		3,301,642

	Norway — 2.5%
20,500	Aker BP ASA	869,998
41,100	DNB ASA	864,798
13,500	Equinor ASA	380,679

		2,115,475

	Singapore — 0.2%
35,700	Keppel Corp., Ltd.	181,758

	Spain — 4.3%
18,350	ACS Actividades de Construccion y Servicios SA	781,477

Continued

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
COMMON STOCKS — (continued)
	Spain — (continued)
6,775	Enagas SA	$182,887
33,750	Endesa SA	729,240
96,600	International Consolidated Airlines Group SA	830,189
52,016	Repsol SA	1,036,648

		3,560,441

	Sweden — 2.7%
22,500	Boliden AB	627,602
76,125	Skandinaviska Enskilda Banken AB, Class A	850,040
29,875	Swedbank AB, Class A	740,539

		2,218,181

	Switzerland — 5.9%
10,425	Adecco Group AG	547,488
11,075	Cie Financiere Richemont SA	902,792
7,250	Roche Holding AG	1,756,356
825	Swiss Life Holding AG	312,717
67,200	UBS Group AG	1,061,341
1,125	Zurich Insurance Group AG	355,589

		4,936,283

	United Kingdom — 15.3%
41,700	Anglo American PLC	936,486
103,700	Barratt Developments PLC	766,376
15,850	Berkeley Group Holdings PLC	760,045
3,650	BHP Billiton PLC	79,506
118,250	Centrica PLC	238,744
63,675	GlaxoSmithKline PLC	1,275,459
27,825	Imperial Brands PLC	968,700
193,300	J Sainsbury PLC	810,771
243,875	Legal & General Group PLC	833,451
12,050	Micro Focus International PLC	224,518
11,175	Next PLC	800,233
24,975	Persimmon PLC	769,869
23,650	Rio Tinto PLC	1,196,032
50,175	SSE PLC	749,466
88,275	Tate & Lyle PLC	785,618
19,200	Unilever PLC	1,055,072
27,975	WPP PLC	410,024

		12,660,370

	Total Common Stocks (Cost $74,729,391)	81,003,575

PREFERRED STOCKS — 0.8%
	Germany — 0.8%
51,825	Schaeffler AG	662,487

	Total Preferred Stocks (Cost $793,297)	662,487

Shares		Fair Value
MONEY MARKET FUND — 0.7%
	United States — 0.7%
567,705	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(c)	$567,705

	Total Money Market Fund (Cost $567,705)	567,705

Total Investments — 99.1% (Cost $76,090,393)		82,233,767
Net Other Assets (Liabilities) — 0.9%		724,846

NET ASSETS — 100.0%		$82,958,613

(a)	Represents non-income producing security.
(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

ADR — American Depository Receipts

Industry	Percentage of net assets
Airlines	2.6%
Auto Components	1.5%
Automobiles	3.9%
Banks	9.5%
Beverages	2.7%
Capital Markets	4.1%
Chemicals	1.2%
Construction & Engineering	2.9%
Diversified Telecommunication Services	2.7%
Electric Utilities	2.0%
Electronic Equipment, Instruments & Components	1.2%
Food & Staples Retailing	2.1%
Food Products	1.7%
Health Care Providers & Services	1.3%
Hotels, Restaurants & Leisure	0.4%
Household Durables	3.5%
Household Products	0.6%
Industrial Conglomerates	1.6%
Insurance	6.3%
IT Services	0.2%
Media	2.1%
Metals & Mining	7.9%
Money Market Fund	0.7%
Multiline Retail	1.0%
Multi-Utilities	1.4%
Oil, Gas & Consumable Fuels	7.4%
Personal Products	1.3%
Pharmaceuticals	7.7%
Professional Services	1.5%
Real Estate Management & Development	2.3%
Road & Rail	0.7%
Semiconductors & Semiconductor Equipment	0.5%
Software	1.8%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	1.1%
Tobacco	1.2%
Trading Companies & Distributors	6.9%
Wireless Telecommunication Services	1.2%

99.1%

See accompanying Notes to the Financial Statements.

Sterling Capital SMID Opportunities Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 95.2%

	Airlines — 2.1%
2,759	Alaska Air Group, Inc.	$189,985

	Auto Components — 3.1%
13,500	Gentex Corp.	289,710

	Banks — 6.2%
10,649	Towne Bank/Portsmouth VA	328,522
4,065	Webster Financial Corp.	239,672

		568,194

	Commercial Services & Supplies — 3.3%
3,850	Waste Connections, Inc.	307,115

	Containers & Packaging — 5.7%
11,900	Ball Corp.	523,481

	Diversified Consumer Services — 4.2%
6,330	ServiceMaster Global Holdings, Inc.(a)	392,650

	Electronic Equipment, Instruments & Components — 3.2%
1,982	Rogers Corp.(a)	291,988

	Food Products — 3.7%
3,229	Ingredion, Inc.	338,916

	Health Care Providers & Services — 13.6%
2,715	AmerisourceBergen Corp.	250,377
3,000	Centene Corp.(a)	434,340
3,520	Premier, Inc., Class A(a)	161,146
3,200	Universal Health Services, Inc., Class B	409,088

		1,254,951

	Hotels, Restaurants & Leisure — 8.8%
9,910	Aramark	426,328
6,781	Norwegian Cruise Line Holdings, Ltd.(a)	389,433

		815,761

	Household Durables — 1.0%
3,874	PulteGroup, Inc.	95,959

	Household Products — 1.6%
2,424	Church & Dwight Co., Inc.	143,913

	Insurance — 1.0%
694	RenaissanceRe Holdings, Ltd.	92,704

	Internet Software & Services — 3.3%
3,407	LogMeIn, Inc.	303,564

Shares		Fair Value
COMMON STOCKS — (continued)

	IT Services — 16.4%
5,700	Amdocs, Ltd.	$376,086
4,800	Fiserv, Inc.(a)	395,424
9,291	Genpact, Ltd.	284,398
3,600	Global Payments, Inc.	458,640

		1,514,548

	Oil, Gas & Consumable Fuels — 4.4%
7,350	Centennial Resource Development, Inc., Class A(a)	160,597
8,577	Newfield Exploration Co.(a)	247,275

		407,872

	Real Estate Management & Development — 3.0%
3,279	FirstService Corp.	277,600

	Road & Rail — 3.8%
3,100	Kansas City Southern	351,168

	Software — 3.6%
5,300	CDK Global, Inc.	331,568

	Specialty Retail — 3.2%
4,020	CarMax, Inc.(a)	300,173

	Total Common Stocks (Cost $7,027,269)	8,791,820

MONEY MARKET FUND — 4.7%
431,871	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	431,871

	Total Money Market Fund (Cost $431,871)	431,871

Total Investments — 99.9% (Cost $7,459,140)		9,223,691
Net Other Assets (Liabilities) — 0.1%		7,549

NET ASSETS — 100.0%		$9,231,240

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 96.9%
	Auto Components — 1.3%
16,540	Magna International, Inc.	$868,846

	Banks — 8.9%
21,700	East West Bancorp, Inc.	1,310,029
11,700	First Republic Bank/CA	1,123,200
81,700	Huntington Bancshares, Inc.	1,218,964
63,800	KeyCorp	1,268,982
12,100	Wintrust Financial Corp.	1,027,774

		5,948,949

	Building Products — 1.4%
14,500	Masonite International Corp.(a)	929,450

	Capital Markets — 1.6%
7,200	Ameriprise Financial, Inc.	1,063,152

	Chemicals — 1.7%
13,900	Westlake Chemical Corp.	1,155,229

	Communications Equipment — 1.3%
28,400	CommScope Holding Co., Inc.(a)	873,584

	Construction & Engineering — 1.6%
23,800	MasTec, Inc.(a)	1,062,670

	Containers & Packaging — 4.5%
14,700	Avery Dennison Corp.	1,592,745
29,100	Berry Global Group, Inc.(a)	1,408,149

		3,000,894

	Electronic Equipment, Instruments & Components — 3.7%
10,500	Arrow Electronics, Inc.(a)	774,060
19,000	CDW Corp.	1,689,480

		2,463,540

	Equity Real Estate Investment Trusts (REITS) — 11.3%
14,700	CyrusOne, Inc.	931,980
6,800	Digital Realty Trust, Inc.	764,864
13,900	EastGroup Properties, Inc.	1,329,118
26,000	Highwoods Properties, Inc.	1,228,760
30,000	Hudson Pacific Properties, Inc.	981,600
12,300	Mid-America Apartment Communities, Inc.	1,232,214
12,200	Ryman Hospitality Properties, Inc.	1,051,274

		7,519,810

	Food & Staples Retailing — 3.9%
6,900	Casey’s General Stores, Inc.	890,859
26,600	Performance Food Group Co.(a)	885,780
26,500	U.S. Foods Holding Corp.(a)	816,730

		2,593,369

	Food Products — 4.0%
9,400	Ingredion, Inc.	986,624
25,100	Lamb Weston Holdings, Inc.	1,671,660

		2,658,284

	Gas Utilities — 5.0%
26,600	Southwest Gas Holdings, Inc.	2,102,198
22,700	UGI Corp.	1,259,396

		3,361,594

	Health Care Equipment & Supplies — 4.5%
6,200	Becton Dickinson & Co.	1,618,200

Shares		Fair Value
COMMON STOCKS — (continued)
	Health Care Equipment & Supplies — (continued)
10,400	Zimmer Biomet Holdings, Inc.	$1,367,288

		2,985,488

	Hotels, Restaurants & Leisure — 1.7%
8,500	Royal Caribbean Cruises, Ltd.	1,104,490

	Household Durables — 2.9%
5,900	Mohawk Industries, Inc.(a)	1,034,565
35,700	PulteGroup, Inc.	884,289

		1,918,854

	Industrial Conglomerates — 1.8%
10,100	Carlisle Cos., Inc.	1,230,180

	Insurance — 7.1%
12,300	American Financial Group, Inc.	1,364,931
22,300	First American Financial Corp.	1,150,457
10,500	Hanover Insurance Group, Inc. (The)	1,295,385
10,700	Torchmark Corp.	927,583

		4,738,356

	IT Services — 2.5%
20,400	Fiserv, Inc.(a)	1,680,552

	Life Sciences Tools & Services — 7.6%
12,500	ICON Plc(a)	1,921,875
16,300	PerkinElmer, Inc.	1,585,501
6,400	Thermo Fisher Scientific, Inc.	1,562,112

		5,069,488

	Machinery — 1.5%
14,300	Oshkosh Corp.	1,018,732

	Oil, Gas & Consumable Fuels — 7.6%
42,800	Cabot Oil & Gas Corp.	963,856
90,800	Callon Petroleum Co.(a)	1,088,692
29,400	Devon Energy Corp.	1,174,236
16,300	Phillips 66	1,837,336

		5,064,120

	Semiconductors & Semiconductor Equipment — 1.3%
9,400	Skyworks Solutions, Inc.	852,674

	Software — 3.8%
14,700	Activision Blizzard, Inc.	1,222,893
12,100	PTC, Inc.(a)	1,284,899

		2,507,792

	Trading Companies & Distributors — 4.4%
35,300	HD Supply Holdings, Inc.(a)	1,510,487
8,600	United Rentals, Inc.(a)	1,406,960

		2,917,447

	Total Common Stocks (Cost $40,056,486)	64,587,544

Continued

Sterling Capital Stratton Mid Cap Value Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
MONEY MARKET FUND — 3.1%
2,059,500	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	$2,059,500

	Total Money Market Fund (Cost $2,059,500)	2,059,500

Total Investments — 100.0% (Cost $42,115,986)		66,647,044
Net Other Assets (Liabilities) — 0.0%		14,621

NET ASSETS — 100.0%		$66,661,665

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Real Estate Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 97.8%

	Diversified — 2.5%
55,000	Liberty Property Trust	$2,323,750

	Health Care — 9.7%
62,500	Healthcare Trust of America, Inc., Class A	1,666,875
132,000	Medical Properties Trust, Inc.	1,968,120
53,000	Ventas, Inc.	2,882,140
37,000	Welltower, Inc.	2,379,840

		8,896,975

	Hotel & Resort — 8.0%
50,000	Chesapeake Lodging Trust	1,603,500
115,000	DiamondRock Hospitality Co.	1,342,050
8,500	Marriott International, Inc., Class A	1,122,255
40,000	MGM Growth Properties, LLC, Class A	1,179,600
25,000	Ryman Hospitality Properties, Inc.	2,154,250

		7,401,655

	Industrial — 5.5%
28,000	EastGroup Properties, Inc.	2,677,360
77,000	First Industrial Realty Trust, Inc.	2,417,800

		5,095,160

	Office — 9.2%
20,000	Alexandria Real Estate Equities, Inc.	2,515,800
37,000	Highwoods Properties, Inc.	1,748,620
70,000	Hudson Pacific Properties, Inc.	2,290,400
19,600	SL Green Realty Corp.	1,911,588

		8,466,408

	Residential — 17.8%
40,000	American Campus Communities, Inc.	1,646,400
85,000	American Homes 4 Rent, Class A	1,860,650
45,800	Apartment Investment & Management Co., Class A	2,021,154
22,400	Equity LifeStyle Properties, Inc.	2,160,480
14,000	Essex Property Trust, Inc.	3,453,940
22,000	Mid-America Apartment Communities, Inc.	2,203,960
75,000	UDR, Inc.	3,032,250

		16,378,834

	Retail — 18.1%
57,500	Acadia Realty Trust	1,611,725

Shares		Fair Value
COMMON STOCKS — (continued)

	Retail — (continued)
85,000	Essential Properties Realty Trust, Inc.	$1,206,150
17,700	Federal Realty Investment Trust	2,238,519
43,000	National Retail Properties, Inc.	1,927,260
89,000	Retail Opportunity Investments Corp.	1,661,630
111,000	Retail Properties of America, Inc.	1,353,090
38,057	Simon Property Group, Inc.	6,726,575

		16,724,949

	Specialized — 27.0%
46,700	Crown Castle International Corp.	5,199,111
83,000	CubeSmart	2,367,990
30,000	CyrusOne, Inc.	1,902,000
30,000	Digital Realty Trust, Inc.	3,374,400
26,000	EPR Properties	1,778,660
9,700	Equinix, Inc.	4,199,033
18,000	Life Storage, Inc.	1,712,880
13,500	SBA Communications Corp.(a)	2,168,505
50,000	Uniti Group, Inc.	1,007,500
35,000	Weyerhaeuser Co.	1,129,450

		24,839,529

	Total Common Stocks (Cost $58,465,804)	90,127,260

MONEY MARKET FUND — 1.8%

1,607,391	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	1,607,391

	Total Money Market Fund (Cost $1,607,391)	1,607,391

Total Investments — 99.6% (Cost $60,073,195)		91,734,651
Net Other Assets (Liabilities) — 0.4%		386,438

NET ASSETS — 100.0%		$92,121,089

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
COMMON STOCKS — 97.4%
	Aerospace & Defense — 2.5%
382,625	Moog, Inc., Class A	$32,894,271

	Airlines — 2.0%
1,347,300	JetBlue Airways Corp.(a)	26,083,728

	Automobiles — 1.2%
193,758	Thor Industries, Inc.	16,217,545

	Banks — 22.7%
462,840	Chemical Financial Corp.	24,715,656
467,550	Community Bank System, Inc.	28,553,279
904,650	First Midwest Bancorp, Inc.	24,054,643
560,130	Glacier Bancorp, Inc.	24,136,002
275,250	IBERIABANK Corp.	22,391,587
528,250	MB Financial, Inc.	24,357,607
173,600	Signature Bank	19,936,224
93,900	SVB Financial Group(a)	29,186,937
905,691	Umpqua Holdings Corp.	18,838,373
448,250	United Bankshares, Inc.	16,293,887
531,000	Webster Financial Corp.	31,307,760
368,300	Wintrust Financial Corp.	31,283,402

		295,055,357

	Capital Markets — 1.2%
115,700	Affiliated Managers Group, Inc.	15,818,504

	Chemicals — 3.6%
495,298	AdvanSix, Inc.(a)	16,815,367
682,947	PolyOne Corp.	29,858,443

		46,673,810

	Communications Equipment — 1.0%
500,000	NetScout Systems, Inc.(a)	12,625,000

	Construction & Engineering — 2.4%
694,550	MasTec, Inc.(a)	31,011,657

	Construction Materials — 0.9%
254,200	U.S. Concrete, Inc.(a)	11,655,070

	Electric Utilities — 4.1%
478,131	El Paso Electric Co.	27,349,093
577,150	Portland General Electric Co.	26,323,811

		53,672,904

	Electrical Equipment — 2.9%
433,450	EnerSys	37,766,499

	Electronic Equipment, Instruments & Components — 3.7%
300,100	Anixter International, Inc.(a)	21,097,030
380,808	Belden, Inc.	27,193,499

		48,290,529

	Equity Real Estate Investment Trusts (REITS) — 10.6%
495,200	American Campus Communities, Inc.	20,382,432
760,813	First Industrial Realty Trust, Inc.	23,889,528
472,064	Highwoods Properties, Inc.	22,309,745
1,181,600	Medical Properties Trust, Inc.	17,617,656
418,800	Ryman Hospitality Properties, Inc.	36,087,996
173,300	SL Green Realty Corp.	16,901,949

		137,189,306

	Food & Staples Retailing — 3.9%
202,800	Casey’s General Stores, Inc.	26,183,508

Shares		Fair Value
COMMON STOCKS — (continued)
	Food & Staples Retailing — (continued)
720,000	Performance Food Group Co.(a)	$23,976,000

		50,159,508

	Gas Utilities — 2.1%
338,260	Southwest Gas Holdings, Inc.	26,732,688

	Health Care Equipment & Supplies — 2.9%
308,073	West Pharmaceutical Services, Inc.	38,037,773

	Health Care Providers & Services — 2.8%
556,788	BioTelemetry, Inc.(a)	35,884,987

	Insurance — 4.3%
216,400	Hanover Insurance Group, Inc. (The)	26,697,268
469,550	Selective Insurance Group, Inc.	29,816,425

		56,513,693

	IT Services — 2.9%
202,700	CACI International, Inc., Class A(a)	37,327,205

	Machinery — 4.7%
347,500	Crane Co.	34,176,625
373,700	Oshkosh Corp.	26,622,388

		60,799,013

	Oil, Gas & Consumable Fuels — 3.7%
400,700	Cabot Oil & Gas Corp.	9,023,764
1,915,500	Callon Petroleum Co.(a)	22,966,845
617,400	Carrizo Oil & Gas, Inc.(a)	15,558,480

		47,549,089

	Semiconductors & Semiconductor Equipment — 3.2%
1,065,707	ON Semiconductor Corp.(a)	19,640,980
291,844	Qorvo, Inc.(a)	22,439,885

		42,080,865

	Software — 4.4%
299,830	PTC, Inc.(a)	31,838,948
187,710	Take-Two Interactive Software, Inc.(a)	25,902,103

		57,741,051

	Thrifts & Mortgage Finance — 1.4%
1,036,521	Northwest Bancshares, Inc.	17,952,544

	Trading Companies & Distributors — 2.3%
183,041	United Rentals, Inc.(a)	29,945,508

	Total Common Stocks (Cost $606,478,049)	1,265,678,104

EXCHANGE TRADED FUND — 1.0%
102,000	iShares Russell 2000 Value ETF	13,566,000

	Total Exchange Traded Fund (Cost $12,808,609)	13,566,000

Continued

Sterling Capital Stratton Small Cap Value Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
MONEY MARKET FUND — 1.6%
20,110,431	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	$20,110,431

	Total Money Market Fund (Cost $20,110,431)	20,110,431

Total Investments — 100.0% (Cost $639,397,089)		1,299,354,535
Net Other Assets (Liabilities) — 0.0%		(185,926)

NET ASSETS — 100.0%		$1,299,168,609

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 16.6%
$135,000	Ally Auto Receivables Trust, Series 2016-2, Class B, 2.150%, 4/15/21	$134,049
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	166,549
450,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-1A, Class A, 2.460%, 7/20/20(a)	448,817
165,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(a)	162,816
355,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.430%, 5/20/22(a)	348,006
285,000	CarMax Auto Owner Trust 2015-3, Series 2015-3, Class B, 2.280%, 4/15/21	283,109
66,858	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.154%, 6/25/37	67,937
145,074	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.641%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(b)	145,636
362,900	Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A3, 2.506%, (LIBOR USD 1-Month plus 0.29%), 6/25/36(b)	361,096
57,209	Enterprise Fleet Financing, LLC, Series 2016-1, Class A2, 1.830%, 9/20/21(a)	57,160
70,000	Ford Credit Auto Owner Trust, Series 2014-C, Class C, 2.160%, 8/15/20	69,876
750,000	Hertz Vehicle Financing II L.P., Series 2016-3A, Class A, 2.270%, 7/25/20(a)	745,000
106,830	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 2.646%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(b)	106,846
300,000	New Century Home Equity Loan Trust, Series 2005-3, Class M3, 2.981%, (LIBOR USD 1-Month plus 0.77%), 7/25/35(b)	300,525
5,995	RASC Series 2006-KS5 Trust, Series 2006-KS5, Class A3, 2.376%, (LIBOR USD 1-Month plus 0.16%), 7/25/36(b)	5,994
42,012	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/20	42,024
73,704	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/21	73,659
127,957	Santander Drive Auto Receivables Trust 2015-1, Series 2015-1, Class C, 2.570%, 4/15/21	127,928
215,000	Santander Drive Auto Receivables Trust 2018-2, Series 2018-2, Class A3, 2.750%, 9/15/21	214,561
184,205	Saxon Asset Securities Trust, Series 2006-2, Class A3C, 2.366%, (LIBOR USD 1-Month plus 0.15%), 9/25/36(b)	183,396
121,583	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 3.066%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	122,143
193,839	Wheels SPV 2, LLC, Series 2017-1A, Class A2, 1.880%, 4/20/26(a)	192,197
125,000	World Omni Auto Receivables Trust, Series 2015-B, Class B, 2.150%, 8/15/22	123,856

	Total Asset Backed Securities (Cost $4,488,287)	4,483,180

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
216,414	Fannie Mae, Series 2011-141, Class EA, 1.750%, 7/25/21	214,923
166,944	Fannie Mae, Series 2011-55, Class AC, 3.000%, 7/25/25	166,720

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$80,647	Freddie Mac, Series -3805, Class EK, 4.000%, 6/15/40	$81,324
171,762	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	171,639

	Total Collateralized Mortgage Obligations (Cost $638,197)	634,606

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.0%
350,000	COMM 2013-CCRE11 Mortgage Trust, Series 2013-CR11, Class A2, 3.047%, 8/10/50	350,113
399,970	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(a)	410,346
48,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/47	47,971
8,214	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(a)	8,260

	Total Commercial Mortgage-Backed Securities (Cost $830,284)	816,690

CORPORATE BONDS — 72.1%

	Aerospace & Defense — 2.1%
350,000	General Dynamics Corp., 2.628%, (LIBOR USD 3-Month plus 0.29%), 5/11/20(b)	350,982
215,000	Spirit AeroSystems, Inc., 3.134%, (LIBOR USD 3-Month plus 0.8%), 6/15/21(b)	215,465

		566,447

	Automobiles — 4.8%
400,000	Ford Motor Credit Co., LLC, 1.897%, 8/12/19	395,674
400,000	General Motors Financial Co., Inc., 3.100%, 1/15/19	400,311
250,000	Hyundai Capital America, 3.260%, (LIBOR USD 3-Month plus 0.94%), 7/8/21(a)(b)	250,638
250,000	Nissan Motor Acceptance Corp., 2.854%, (LIBOR USD 3-Month plus 0.52%), 3/15/21(a)(b)	250,464

		1,297,087

	Banks — 16.9%
300,000	Associated Banc-Corp., 2.750%, 11/15/19	298,812
250,000	Bank of Montreal, MTN, 2.934%, (LIBOR USD 3-Month plus 0.60%), 12/12/19(b)	251,486
277,000	Bank of Nova Scotia (The), 2.788%, (LIBOR USD 3-Month plus 0.44%), 4/20/21(b)	277,881
300,000	Barclays Bank PLC, GMTN, 2.893%, (LIBOR USD 3-Month plus 0.55%), 8/7/19(b)	300,686
250,000	BPCE SA, MTN, 2.250%, 1/27/20	246,727
250,000	Canadian Imperial Bank of Commerce, 2.664%, (LIBOR USD 3-Month plus 0.32%), 2/2/21(b)	250,212
380,000	Citizens Bank NA / Providence RI, BKNT, 2.200%, 5/26/20	372,651
250,000	Compass Bank, BKNT, 2.750%, 9/29/19	249,246
250,000	Credit Agricole SA/London, 2.500%, 4/15/19(a)	249,653
250,000	DBS Group Holdings, Ltd., 2.817%, (LIBOR USD 3-Month plus 0.49%), 6/8/20(a)(b)	250,327

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$250,000	DNB Bank ASA, 2.768%, (LIBOR USD 3-Month plus 0.37%), 10/2/20(a)(b)	$250,849
250,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	250,037
200,000	Lloyds Bank PLC, 2.300%, 11/27/18	199,930
250,000	Sumitomo Mitsui Banking Corp., 2.686%, (LIBOR USD 3-Month plus 0.35%), 1/17/20(b)	250,453
300,000	Svenska Handelsbanken AB, 2.687%, (LIBOR USD 3-Month plus 0.36%), 9/8/20(b)	300,576
300,000	Toronto-Dominion Bank (The), 2.611%, (LIBOR USD 3-Month plus 0.28%), 6/11/20(b)	300,545
250,000	Westpac Banking Corp., 1.950%, 11/23/18	249,812

		4,549,883

	Beverages — 1.0%
273,000	Coca-Cola Femsa SAB de CV, 2.375%, 11/26/18	272,282

	Capital Goods — 0.9%
250,000	Caterpillar Financial Services Corp., MTN, 2.564%, (LIBOR USD 3-Month plus 0.23%), 3/15/21(b)	250,409

	Chemicals — 0.9%
231,000	INVISTA Finance, LLC, 4.250%, 10/15/19(a)	230,711

	Communications Equipment — 4.0%
225,000	CenturyLink, Inc., 6.150%, 9/15/19	229,219
200,000	CommScope, Inc., 5.000%, 6/15/21(a)	200,250
250,000	Sprint Communications, Inc., 9.000%, 11/15/18(a)	251,550
400,000	Verizon Communications, Inc., 2.860%, (LIBOR USD 3-Month plus 0.55%), 5/22/20(b)	402,280

		1,083,299

	Construction Materials — 0.9%
240,000	Vulcan Materials Co., 2.971%, (LIBOR USD 3-Month plus 0.65%), 3/1/21(b)	240,884

	Diversified Financial Services — 1.5%
200,000	Ally Financial, Inc., 8.000%, 12/31/18	202,000
200,000	Export-Import Bank of Korea, 2.375%, 8/12/19	198,859

		400,859

	Diversified Telecommunication Services — 0.7%
187,500	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(a)	186,797

	Electric Utilities — 3.3%
300,000	Dominion Energy, Inc., 1.875%, 12/15/18(a)	299,502
125,000	Duke Energy Florida, LLC, 2.100%, 12/15/19	124,247
215,000	Mississippi Power Co., 3.058%, (LIBOR USD 3-Month plus 0.65%), 3/27/20(b)	215,026
250,000	Pennsylvania Electric Co., 5.200%, 4/1/20	255,727

		894,502

	Electronic Equipment, Instruments & Components — 0.8%
200,000	Anixter, Inc., 5.625%, 5/1/19	202,250

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Energy — 2.6%
$404,000	Schlumberger Holdings Corp., 2.350%, 12/21/18(a)	$403,814
288,000	Williams Partners L.P., 5.250%, 3/15/20	295,567

		699,381

	Energy Equipment & Services — 2.2%
250,000	Buckeye Partners LP, 2.650%, 11/15/18	249,957
250,000	Enable Midstream Partners LP, 2.400%, 5/15/19	248,952
100,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	99,674

		598,583

	Equity Real Estate Investment Trusts (REITS) — 6.5%
300,000	American Tower Corp., 3.400%, 2/15/19	300,519
300,000	iStar, Inc., 4.625%, 9/15/20	299,250
250,000	Realogy Group, LLC / Realogy Co-Issuer Corp., 4.500%, 4/15/19(a)	250,625
250,000	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/5/19(a)	247,277
300,000	SL Green Operating Partnership L.P., 3.345%, (LIBOR USD 3-Month plus 0.98%), 8/16/21(b)	300,362
360,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 2.700%, 9/17/19(a)	359,090

		1,757,123

	Food & Staples Retailing — 2.9%
310,000	CVS Health Corp., 3.047%, (LIBOR USD 3-Month plus 0.72%), 3/9/21(b)	312,434
225,000	Dollar Tree, Inc., 3.036%, (LIBOR USD 3-Month plus 0.7%), 4/17/20(b)	225,342
250,000	GlaxoSmithKline Capital PLC, 2.669%, (LIBOR USD 3-Month plus 0.35%), 5/14/21(b)	251,344

		789,120

	Food Products — 1.1%
300,000	Tyson Foods, Inc., 2.650%, 8/15/19	299,470

	Health Care Providers & Services — 3.6%
200,000	Becton Dickinson and Co., 3.261%, (LIBOR USD 3-Month plus 0.88%), 12/29/20(b)	200,296
180,000	Centene Corp., 5.625%, 2/15/21	183,150
250,000	Tenet Healthcare Corp., 5.500%, 3/1/19	251,563
325,000	UnitedHealth Group, Inc., 2.594%, (LIBOR USD 3-Month plus 0.26%), 6/15/21(b)	325,460

		960,469

	Household Durables — 1.9%
260,000	DR Horton, Inc., 3.750%, 3/1/19	260,325
250,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	251,250

		511,575

	Insurance — 5.8%
158,000	Assurant, Inc., 3.624%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(b)	158,304
125,000	Athene Global Funding, 2.875%, 10/23/18(a)	125,024
250,000	AXIS Specialty Finance PLC, 2.650%, 4/1/19	249,576
100,000	AXIS Specialty Finance, LLC, 5.875%, 6/1/20	103,656
325,000	Nuveen Finance, LLC, 2.950%, 11/1/19(a)	324,554

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$250,000	Principal Life Global Funding II, 2.375%, 9/11/19(a)	$248,818
150,000	Protective Life Global Funding, 2.906%, (LIBOR USD 3-Month plus 0.52%), 6/28/21(a)(b)	150,232
200,000	XLIT, Ltd., 2.300%, 12/15/18	199,866

		1,560,030

	Machinery — 0.1%
35,000	Fortive Corp., 1.800%, 6/15/19	34,666

	Materials — 0.9%
250,000	Glencore Funding, LLC, 3.125%, 4/29/19(a)	249,365

	Media — 0.7%
200,000	Discovery Communications, LLC, 2.200%, 9/20/19	198,434

	Multi-Utilities — 1.4%
85,000	Public Service Electric & Gas Co., 1.800%, 6/1/19	84,424
300,000	Sempra Energy, 2.589%, (LIBOR USD 3-Month plus 0.25%), 7/15/19(b)	300,136

		384,560

	Oil, Gas & Consumable Fuels — 0.9%
250,000	Phillips 66, 3.089%, (LIBOR USD 3-Month plus 0.75%), 4/15/20(a)(b)	250,102

	Road & Rail — 1.1%
300,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	299,487

	Software — 1.9%
250,000	Dell International, LLC / EMC Corp., 3.480%, 6/1/19(a)	250,632
250,000	DXC Technology Co., 2.875%, 3/27/20	247,915

		498,547

	Utilities — 0.7%
200,000	Korea Hydro & Nuclear Power Co., Ltd., 2.375%, 10/28/19(a)	197,777

	Total Corporate Bonds (Cost $19,515,085)	19,464,099

MUNICIPAL BONDS — 2.1%
	Illinois — 0.9%
240,000	State Of Illinois, Public Improvements, G.O., Series A, 5.000%, 5/1/19	243,264

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	New Jersey — 1.2%
$325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series AA, 5.000%, 12/15/18	$326,843

	Total Municipal Bonds (Cost $569,541)	570,107

COMMERCIAL PAPER — 2.9%
	Diversified Telecommunication Services — 2.0%
525,000	AT&T, Inc., 2.840%, 12/6/18	522,399

	Energy Equipment & Services — 0.9%
250,000	Air Liquide U.S., LLC, 2.470%, 11/9/18	249,357

	Total Commercial Paper (Cost $771,641)	771,756

Shares
MONEY MARKET FUND — 19.5%
5,258,829	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(c)	5,258,829

	Total Money Market Fund (Cost $5,258,829)	5,258,829

Total Investments — 118.5% (Cost $32,071,864)		31,999,267
Net Other Assets (Liabilities) — (18.5)%		(4,999,086)

NET ASSETS — 100.0%		$27,000,181

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors.The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 18.4%
$ 400,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/8/21	$399,466
275,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/8/21	274,758
825,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.210%, 5/10/21	821,921
965,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	952,582
1,060,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	1,038,481
124,555	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R6, Class M1, 4.316%, (LIBOR USD 1-Month plus 2.10%), 7/25/34(a)	124,966
800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b) .	793,746
800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(b) .	789,413
850,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A, Class A, 2.630%, 12/20/21(b)	837,221
650,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.430%, 9/21/20	648,865
250,000	Capital Auto Receivables Asset Trust, Series 2015-4, Class B, 2.390%, 11/20/20	249,224
750,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	740,017
900,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class C, 2.350%, 9/20/21	889,073
795,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.430%, 5/20/22(b)	779,337
215,725	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.560%, 11/16/20	214,898
755,199	Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.390%, 5/17/21	749,184
1,250,000	CarMax Auto Owner Trust, Series 2016-2, Class A4, 1.680%, 9/15/21	1,224,914
419,181	Chesapeake Funding II, LLC, Series 2017-2A, Class A1, 1.990%, 5/15/29(b)	415,225
700,000	Chesapeake Funding II, LLC, Series 2018-1A, Class A1, 3.040%, 4/15/30(b)	698,244
114,099	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.154%, 6/25/37	115,940
609,200	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 3.191%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(a)	616,736
229,480	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.641%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	230,370
851,302	Enterprise Fleet Financing, LLC, Series 2015-2, Class A3, 2.090%, 2/22/21(b)	848,967
1,195,000	Enterprise Fleet Financing, LLC, Series 2017-2, Class A3, 2.220%, 1/20/23(b)	1,168,755
975,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)	963,620
385,000	Hertz Vehicle Financing II L.P., Series 2016-3A, Class A, 2.270%, 7/25/20(b)	382,433
1,600,000	Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, 2.730%, 3/25/21(b)	1,586,105
167,482	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 2.646%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(a)	167,507

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$ 892,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/21	$889,789
1,645,000	Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.090%, 4/15/22	1,647,245
482,528	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 3.416%, (LIBOR USD 1-Month plus 1.20%), 6/25/33(a)(b)	490,043
193,102	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 3.066%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	193,992
270,000	Wheels SPV 2, LLC, Series 2016-1A, Class A3, 1.870%, 5/20/25(b)	267,151
1,085,499	Wheels SPV 2, LLC, Series 2017-1A, Class A2, 1.880%, 4/20/26(b)	1,076,303
305,000	Wheels SPV 2, LLC, Series 2017-1A, Class A4, 2.400%, 4/20/26(b)	298,288
758,303	World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/22	749,450

	Total Asset Backed Securities (Cost $24,425,579)	24,334,229

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
529,740	Banc of America Funding 2004-C Trust, Series 2004-C, Class 4A3, 3.065%, (LIBOR USD 1-Month plus 0.9%), 12/20/34(a)	527,094
82,365	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	84,671
14,022	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	14,144
66,127	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	67,392
780,000	Fannie Mae, Series 2014-76, Class BC, 3.000%, 5/25/37	770,834
172,795	Fannie Mae, Series 2013-72, Class NA, 2.500%, 8/25/42	168,453
6,729	Freddie Mac, Series -2770, Class UE, 4.500%, 3/15/19	6,731
124,013	Freddie Mac, Series -3815, Class GD, 4.000%, 9/15/25	124,261
404,315	Freddie Mac, Series -4030, Class PD, 3.000%, 6/15/40	394,024
247,796	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	246,615
5,004	Ginnie Mae, Series 2013-165, Class PB, 3.000%, 3/20/41	4,999
105	PHHMC Trust, Series 2007-6, Class A1, 5.863%, 12/18/37(c)	105
19,191	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	19,227

	Total Collateralized Mortgage Obligations (Cost $2,473,660)	2,428,550

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%

$1,196,389	COMM 2014-CCRE15 Mortgage Trust, Series 2014-CR15, Class A2, 2.928%, 2/10/47	$1,196,237
160,000	COMM 2014-CCRE16 Mortgage Trust, Series 2014-CR16, Class A2, 3.042%, 4/10/47	160,117
104,992	DBUBS 2011-LC2 Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/44(b)	107,716
750,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471%, 11/10/46(b)(c)	782,924
600,000	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.592%, 8/10/43(b)	611,779
300,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	305,146
900,000	GS Mortgage Securities Trust, Series 2010-C2, Class A2, 5.162%, 12/10/43(b)(c)	929,476
496,615	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.717%, 2/15/46(b)	509,225
523,888	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.046%, 4/15/47	523,989
850,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/47	849,481
795,225	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, 3.119%, 8/15/47	795,974
1,500,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A2, 2.454%, 11/15/49	1,455,777
998,076	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	1,026,609
82,138	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(b)	82,604
1,200,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	1,223,744
63,945	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.036%, 5/15/47	63,955

	Total Commercial Mortgage-Backed Securities (Cost $10,836,826)	10,624,753

CORPORATE BONDS — 65.3%
	Automobiles — 3.0%
750,000	American Honda Finance Corp., 2.594%, (LIBOR USD 3-Month plus 0.26%), 6/16/20(a)	751,365
750,000	Daimler Finance North America, LLC, 2.760%, (LIBOR USD 3-Month plus 0.45%), 2/22/21(a)(b)	750,376
500,000	Ford Motor Credit Co., LLC, 3.200%, 1/15/21	492,590
495,000	General Motors Co., 3.143%, (LIBOR USD 3-Month plus 0.80%), 8/7/20(a)	496,662
300,000	General Motors Financial Co., Inc., 3.696%, (LIBOR USD 3-Month plus 1.31%), 6/30/22(a)	303,192
400,000	Hyundai Capital America, 2.500%, 3/18/19(b)	399,108
298,000	Hyundai Capital America, 2.600%, 3/19/20(b)	293,672
500,000	Nissan Motor Acceptance Corp., 2.550%, 3/8/21(b)	488,520

		3,975,485

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Automobiles & Components — 0.3%
$ 400,000	PACCAR Financial Corp., MTN, 2.800%, 3/1/21	$395,844

	Banks — 16.4%
1,100,000	Australia & New Zealand Banking Group Ltd, 3.180%, (LIBOR USD 3-Month plus 0.87%), 11/23/21(a)(b)	1,113,386
1,275,000	Bank of America Corp., MTN, 2.151%, 11/9/20	1,247,688
750,000	BPCE SA, MTN, 2.250%, 1/27/20	740,181
600,000	CIT Group, Inc., 5.375%, 5/15/20	616,560
700,000	Citigroup, Inc., 2.550%, 4/8/19	699,271
400,000	Citizens Bank NA, BKNT, 2.300%, 12/3/18	399,821
1,000,000	Cooperatieve Rabobank UA, GMTN, 2.500%, 1/19/21	979,743
750,000	Credit Agricole SA/London, 2.500%, 4/15/19	748,958
450,000	DNB Bank ASA, 2.125%, 10/2/20(b)	438,259
850,000	Fifth Third Bank/Cincinnati OH, BKNT, 1.625%, 9/27/19	839,568
575,000	HSBC Bank PLC, 4.125%, 8/12/20(b)	583,982
800,000	ING Bank NV, 2.450%, 3/16/20(b)	790,125
900,000	JPMorgan Chase & Co., 2.550%, 3/1/21	883,848
600,000	KeyBank NA/Cleveland OH, BKNT, 3.350%, 6/15/21	599,207
500,000	Macquarie Bank, Ltd., 2.350%, 1/15/19(b)	499,532
600,000	Macquarie Bank, Ltd., 2.400%, 1/21/20(b)	592,659
450,000	Manufacturers & Traders Trust Co., BKNT, 2.932%, (LIBOR USD 3-Month plus 0.61%), 5/18/22(a)	452,687
1,100,000	Mitsubishi UFJ Financial Group, Inc., 3.394%, (LIBOR USD 3-Month plus 1.06%), 9/13/21(a)	1,117,550
450,000	MUFG Bank, Ltd., 2.300%, 3/5/20(b)	443,894
500,000	National City Corp., 6.875%, 5/15/19	512,878
1,055,000	Nordea Bank AB, 4.875%, 1/27/20(b)	1,078,041
450,000	Regions Bank/Birmingham AL, BKNT, 2.776%, (LIBOR USD 3-Month plus 0.38%), 4/1/21(a)	450,077
750,000	Santander UK PLC, 2.350%, 9/10/19	745,864
235,000	Sumitomo Mitsui Financial Group, Inc., 3.482%, (LIBOR USD 3-Month plus 1.14%), 10/19/21(a)	238,968
275,000	SunTrust Bank, BKNT, 2.250%, 1/31/20	271,927
450,000	SunTrust Bank, BKNT, 2.929%, (LIBOR USD 3-Month plus 0.59%), 8/2/22(a)	451,003
800,000	Svenska Handelsbanken AB, BKNT, 1.500%, 9/6/19	789,744
750,000	Swedbank AB, 2.650%, 3/10/21(b)	735,611
850,000	UBS AG/London, 2.450%, 12/1/20(b)	832,372
1,125,000	Wells Fargo & Co., 2.500%, 3/4/21	1,101,815
750,000	Zions Bancorp NA, 3.500%, 8/27/21	745,666

		21,740,885

	Biotechnology — 0.4%
250,000	AbbVie, Inc., 2.300%, 5/14/21	243,325
350,000	Allergan Funding SCS, 3.000%, 3/12/20	349,566

		592,891

	Capital Goods — 1.4%
1,000,000	Caterpillar Financial Services Corp., MTN, 2.564%, (LIBOR USD 3-Month plus 0.23%), 3/15/21(a)	1,001,634
11,000	Fortive Corp., 1.800%, 6/15/19	10,895

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Capital Goods — (continued)
$ 800,000	Keysight Technologies, Inc., 3.300%, 10/30/19	$799,634

		1,812,163

	Capital Markets — 0.9%
1,200,000	Morgan Stanley, 2.650%, 1/27/20	1,192,310

	Chemicals — 1.7%
700,000	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co. LP, 2.450%, 5/1/20(b)	692,012
505,000	EI du Pont de Nemours & Co., 2.200%, 5/1/20	498,370
338,000	INVISTA Finance, LLC, 4.250%, 10/15/19(b)	337,578
680,000	Sherwin-Williams Co. (The), 2.250%, 5/15/20	670,034

		2,197,994

	Communications Equipment — 0.5%
615,000	CommScope, Inc., 5.000%, 6/15/21(b)	615,769

	Construction Materials — 0.6%
830,000	Vulcan Materials Co., 2.971%, (LIBOR USD 3-Month plus 0.65%), 3/1/21(a)	833,059

	Consumer Finance — 0.3%
425,000	Capital One Financial Corp., 2.789%, (LIBOR USD 3-Month plus 0.45%), 10/30/20(a)	424,144

	Diversified Financial Services — 5.0%
400,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	404,034
300,000	Ally Financial, Inc., 8.000%, 12/31/18	303,000
600,000	Ally Financial, Inc., 4.125%, 3/30/20	602,250
500,000	American Express Co., 2.961%, (LIBOR USD 3-Month plus 0.65%), 2/27/23(a)	499,735
440,000	American Express Credit Corp., MTN, 2.200%, 3/3/20	435,072
400,000	Bank of New York Mellon Corp., MTN (The), 2.500%, 4/15/21	392,752
850,000	Blackstone Holdings Finance Co., LLC, 5.875%, 3/15/21(b)	896,419
869,000	Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 3/26/20	861,057
400,000	Export-Import Bank of Korea, 2.500%, 11/1/20	392,510
900,000	Goldman Sachs Group, Inc. (The), Series D, 6.000%, 6/15/20	940,761
459,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(b)	483,320
450,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(b)	465,543

		6,676,453

	Diversified Financials — 0.3%
425,000	Protective Life Global Funding, 2.161%, 9/25/20(b)	415,092

	Diversified Telecommunication Services — 2.0%
400,000	AT&T, Inc., 2.800%, 2/17/21	394,109
440,000	CenturyLink, Inc., 6.150%, 9/15/19	448,250
500,000	Sprint Communications, Inc., 9.000%, 11/15/18(b)	503,100
570,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(b)	567,863
750,000	Telefonica Emisiones SAU, 5.134%, 4/27/20	770,815

		2,684,137

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Electric Utilities — 1.5%
$500,000	Dominion Energy, Inc., 2.579%, 7/1/20	$493,277
800,000	Exelon Generation Co., LLC, 2.950%, 1/15/20	797,782
475,000	Pennsylvania Electric Co., 5.200%, 4/1/20	485,882
200,000	Sempra Energy, 2.589%, (LIBOR USD 3-Month plus 0.25%), 7/15/19(a)	200,091

		1,977,032

	Electrical Equipment — 0.4%
525,000	Textron, Inc., 3.650%, 3/1/21	524,543

	Electronic Equipment, Instruments & Components — 0.5%
610,000	Anixter, Inc., 5.625%, 5/1/19	616,864

	Energy Equipment & Services — 5.3%
800,000	Buckeye Partners LP, 4.875%, 2/1/21	814,441
800,000	Energy Transfer Partners LP, 4.150%, 10/1/20	810,306
726,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	723,631
800,000	Enterprise Products Operating, LLC, 2.550%, 10/15/19	796,819
400,000	Kinder Morgan Energy Partners L.P., 5.300%, 9/15/20	414,140
537,000	Magellan Midstream Partners L.P., 4.250%, 2/1/21	545,541
510,000	MPLX L.P., 5.500%, 2/15/23	520,354
300,000	NuStar Logistics L.P., 4.800%, 9/1/20	302,625
850,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.200%, 7/15/20(b)	845,563
400,000	Pioneer Natural Resources Co., 7.500%, 1/15/20	421,064
760,000	Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	790,515

		6,984,999

	Equity Real Estate Investment Trusts (REITS) — 5.1%
750,000	American Tower Corp., 5.050%, 9/1/20	773,397
400,000	AvalonBay Communities, Inc., MTN, 2.769%, (LIBOR USD 3-Month plus 0.43%), 1/15/21(a)	399,748
750,000	Crown Castle International Corp., 3.400%, 2/15/21	748,076
400,000	ERP Operating L.P., 4.750%, 7/15/20	408,578
430,000	HCP, Inc., 2.625%, 2/1/20	426,302
403,000	iStar, Inc., 5.000%, 7/1/19	403,675
71,000	iStar, Inc., 4.625%, 9/15/20	70,823
800,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.125%, 3/20/22(b)	784,465
500,000	Realogy Group, LLC / Realogy Co-Issuer Corp., 4.500%, 4/15/19(b)	501,250
754,000	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/5/19(b)	745,788
354,000	Starwood Property Trust, Inc., 3.625%, 2/1/21(b)	346,920
630,000	VEREIT Operating Partnership L.P., 4.125%, 6/1/21	635,725
475,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 2.700%, 9/17/19(b)	473,799

		6,718,546

	Food & Staples Retailing — 1.4%
700,000	Cargill, Inc., 3.050%, 4/19/21(b)	694,996
650,000	CVS Health Corp., 2.125%, 6/1/21	627,397

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Food & Staples Retailing — (continued)
$500,000	Seven & i Holdings Co., Ltd., 3.350%, 9/17/21(b)	$500,385

		1,822,778

	Health Care Providers & Services — 2.3%
500,000	Bayer U.S. Finance II, LLC, 3.003%, (LIBOR USD 3-Month plus 0.63%), 6/25/21(a)(b)	501,942
510,000	Centene Corp., 5.625%, 2/15/21	518,925
750,000	Halfmoon Parent, Inc., 3.200%, 9/17/20(b)	747,248
610,000	HCA, Inc., 4.250%, 10/15/19	614,575
630,000	Tenet Healthcare Corp., 5.500%, 3/1/19	633,938

		3,016,628

	Hotels, Restaurants & Leisure — 0.4%
400,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(b)	427,800
100,000	Royal Caribbean Cruises, Ltd., 2.650%, 11/28/20	98,331

		526,131

	Household Durables — 0.6%
400,000	D.R. Horton, Inc., 4.000%, 2/15/20	402,414
450,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	452,250

		854,664

	Insurance — 5.8%
775,000	Alleghany Corp., 5.625%, 9/15/20	807,850
261,000	American International Group, Inc., 2.300%, 7/16/19	259,832
375,000	Aspen Insurance Holdings, Ltd., 6.000%, 12/15/20	391,894
396,000	Assurant, Inc., 3.624%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	396,761
450,000	Athene Global Funding, 2.875%, 10/23/18(b)	450,086
350,000	AXIS Specialty Finance, LLC, 5.875%, 6/1/20	362,795
350,000	Guardian Life Global Funding, 2.000%, 4/26/21(b)	338,810
650,000	Jackson National Life Global Funding, 3.300%, 6/11/21(b)	647,148
450,000	MassMutual Global Funding II, 1.950%, 9/22/20(b)	440,267
600,000	Metropolitan Life Global Funding I, 2.050%, 6/12/20(b)	588,308
425,000	New York Life Global Funding, 2.000%, 4/13/21(b)	412,382
600,000	Ohio National Financial Services, Inc., 6.375%, 4/30/20(b)	624,274
800,000	Principal Life Global Funding II, 2.150%, 1/10/20(b)	791,496
400,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21	414,997
800,000	Reliance Standard Life Global Funding II, 2.500%, 1/15/20(b)	791,844

		7,718,744

	Materials — 0.3%
325,000	Masco Corp., 7.125%, 3/15/20	341,346

	Media — 1.6%
750,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 3.579%, 7/23/20	750,424

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Media — (continued)
$250,000	Discovery Communications, LLC, 2.200%, 9/20/19	$248,043
565,000	Interpublic Group of Cos., Inc. (The), 3.750%, 10/1/21	566,120
400,000	Omnicom Group, Inc., 6.250%, 7/15/19	410,233
96,000	Univision Communications, Inc., 6.750%, 9/15/22(b)	98,160

		2,072,980

	Metals & Mining — 0.1%
186,000	Glencore Funding, LLC, 2.500%, 1/15/19(b)	185,712

	Multiline Retail — 0.6%
525,000	Dollar Tree, Inc., 3.036%, (LIBOR USD 3-Month plus 0.70%), 4/17/20(a)	525,798
325,000	Family Dollar Stores, Inc., 5.000%, 2/1/21	333,531

		859,329

	Multi-Utilities — 0.4%
500,000	Southern Power Co., 2.375%, 6/1/20	491,826

	Oil, Gas & Consumable Fuels — 0.4%
275,000	Andeavor LLC, 5.375%, 10/1/22	279,576
250,000	Phillips 66, 3.089%, (LIBOR USD 3-Month plus 0.75%), 4/15/20(a)(b)	250,102

		529,678

	Road & Rail — 0.6%
750,000	Ryder System, Inc., MTN, 3.500%, 6/1/21	749,313

	Semiconductors & Semiconductor Equipment — 0.6%
450,000	Microchip Technology, Inc., 3.922%, 6/1/21(b)	447,364
400,000	NXP BV / NXP Funding, LLC, 4.125%, 6/15/20(b)	402,500

		849,864

	Software — 0.8%
125,000	DXC Technology Co., 2.875%, 3/27/20	123,958
400,000	DXC Technology Co., 3.271%, (LIBOR USD 3-Month plus 0.95%), 3/1/21(a)	400,006
557,000	VMware, Inc., 2.300%, 8/21/20	546,032

		1,069,996

	Specialty Retail — 1.6%
670,000	Advance Auto Parts, Inc., 5.750%, 5/1/20	690,705
502,000	Ashtead Capital, Inc., 5.625%, 10/1/24(b)	520,198
850,000	ERAC USA Finance, LLC, 2.350%, 10/15/19(b)	844,706

		2,055,609

	Technology Hardware, Storage & Peripherals — 1.7%
600,000	Dell International, LLC/EMC Corp., 5.875%, 6/15/21(b)	617,986
447,000	Harris Corp., 2.700%, 4/27/20	442,579
450,000	Spirit AeroSystems, Inc., 3.134%, (LIBOR USD 3-Month plus 0.8%), 6/15/21(a)	450,973
700,000	United Technologies Corp., 3.350%, 8/16/21	699,019

		2,210,557

	Tobacco — 0.5%
340,000	BAT Capital Corp., 2.297%, 8/14/20(b)	333,189

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Tobacco — (continued)
$392,000	Reynolds American, Inc., 3.250%, 6/12/20	$391,200

		724,389

	Total Corporate Bonds (Cost $87,116,005)	86,457,754

MUNICIPAL BONDS — 1.3%

	California — 0.4%
575,000	University of California Revenue, Refunding, Taxable, Series AS, 1.490%, 5/15/20	562,586

	Illinois — 0.6%
760,000	State Of Illinois, Public Improvements, G.O., Series A, 5.000%, 5/1/19	770,336

	New Jersey — 0.3%
325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	330,811

	Total Municipal Bonds (Cost $1,678,476)	1,663,733

U.S. GOVERNMENT AGENCIES — 0.6%

	Freddie Mac — 0.6%
750,000	2.400%, 4/26/23, STEP	749,918

	Total U.S. Government Agencies (Cost $749,117)	749,918

U.S. TREASURY NOTES — 2.3%
3,150,000	1.375%, 5/31/20	3,077,525

	Total U.S. Treasury Notes (Cost $3,087,302)	3,077,525

Shares		Fair Value
MONEY MARKET FUND — 1.4%
1,864,988	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(d)	$1,864,988

	Total Money Market Fund (Cost $1,864,988)	1,864,988

Total Investments — 99.1% (Cost $132,231,953)		131,201,450
Net Other Assets (Liabilities) — 0.9%		1,160,317

NET ASSETS — 100.0%		$132,361,767

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(d)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.2%

	Asset Backed Securities — 1.2%
$ 198,209	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$194,020
87,818	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	85,722

	Total Asset Backed Securities (Cost $286,027)	279,742

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.6%
299,161	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	300,419
425,683	Fannie Mae, Series 2016-49, Class DA, 3.500%, 10/25/42	424,854
561,805	Fannie Mae, Series 2016-49, Class PA, 3.000%, 9/25/45	547,161
301,211	Freddie Mac, Series 4281, Class GA, 3.000%, 2/15/39	297,531
184,351	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	183,055
427,923	Freddie Mac, Series 4656, Class PA, 3.500%, 10/15/45	427,696

	Total Collateralized Mortgage Obligations (Cost $2,198,282)	2,180,716

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.3%
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	136,990
220,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KS07, Class A2, 2.735%, 9/25/25	209,517
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	207,235
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(a)	207,767
160,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.187%, 9/25/27(a)	155,277
71,133	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 2.12%), 9/25/36(b)	68,882

	Total Commercial Mortgage-Backed Securities (Cost $1,030,080)	985,668

CORPORATE BONDS — 2.5%

	Automobiles — 0.8%
180,000	American Honda Finance Corp., MTN, 1.700%, 2/22/19	179,320

	Banks — 1.7%
200,000	State Street Corp., 2.550%, 8/18/20	198,459
200,000	Wells Fargo & Co., GMTN, 2.600%, 7/22/20	198,016

	Total Corporate Bonds (Cost $579,775)	575,795

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — 9.6%

	Fannie Mae — 6.5%
$525,662	3.587%, 9/1/20, Pool #FN0000	$529,994
210,000	3.030%, 1/1/28, Pool #AN7807	199,492
154,282	4.000%, 12/1/36, Pool #MA2856	157,679
169,387	4.000%, 2/1/37, Pool #MA2914	172,908
397,794	5.000%, 8/1/48, Pool #CA2219	418,141

		1,478,214

	Freddie Mac — 2.8%
304,757	4.000%, 12/1/35, Pool #C91860	311,620
343,503	3.500%, 6/1/36, Pool #C91875	343,819

		655,439

	Ginnie Mae — 0.3%
62,080	5.000%, 11/20/38, Pool #4283	63,816

	Total Mortgage-Backed Securities (Cost $2,233,011)	2,197,469

MUNICIPAL BONDS — 3.6%

	California — 0.3%
75,000	State Of California, Refunding G.O., Taxable, 6.200%, 10/1/19	77,470

	New York — 1.9%
400,000	New York City Water & Sewer System, Build America Bonds, Water Utility Improvements Revenue, Taxable, Series DD, Callable 6/15/20 @ 100, 6.452%, 6/15/41	420,180

	North Carolina — 1.1%
250,000	Durham County, NC, Build America Bonds, Public Improvements G.O., Taxable, Series B, Callable 10/1/20 @ 100, 4.845%, 10/1/29	257,807

	Texas — 0.3%
60,000	Bexar County, TX, Build America Bonds, Public Improvements G.O., Taxable, Series C, Callable 6/15/19 @ 100, 6.628%, 6/15/39	61,339

	Total Municipal Bonds (Cost $861,911)	816,796

U.S. GOVERNMENT AGENCIES — 33.7%

	Fannie Mae — 10.5%
500,000	1.875%, 9/24/26	453,403
1,000,000	6.250%, 5/15/29	1,260,993
500,000	7.125%, 1/15/30	674,275

		2,388,671

	Federal Farm Credit Bank — 6.2%
500,000	2.720%, 4/3/24	480,793
248,000	3.100%, 6/21/27	238,032
500,000	2.670%, 12/20/27	458,654
250,000	3.480%, 9/11/30	237,791

		1,415,270

	Federal Home Loan Bank — 2.1%
500,000	3.270%, 2/7/28	483,229

	Freddie Mac — 14.9%
500,000	2.000%, 3/30/21, STEP	492,943
500,000	2.375%, 1/13/22	491,363
450,000	2.400%, 4/26/23, STEP	449,951
500,000	3.100%, 6/28/23, STEP	496,155
1,000,000	3.150%, 6/28/23, STEP	995,006

Continued

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Freddie Mac — (continued)
$ 500,000	2.000%, 12/29/25, STEP	$471,675

		3,397,093

	Total U.S. Government Agencies (Cost $7,782,525)	7,684,263

U.S. TREASURY NOTES — 25.8%
1,000,000	1.250%, 10/31/18	999,340
537,740	0.125%, 4/15/19	534,316
100,000	1.250%, 4/30/19	99,309
500,000	2.125%, 8/31/20	493,496
250,000	2.000%, 2/28/21	244,990
700,000	3.125%, 5/15/21	704,430
285,000	1.625%, 8/15/22	271,451
535,000	2.000%, 2/15/23	514,394
1,000,000	2.750%, 2/15/24	989,336
500,000	2.125%, 5/15/25	473,418
280,000	2.000%, 8/15/25	262,391
300,000	2.250%, 11/15/25	285,152

	Total U.S. Treasury Notes (Cost $6,081,630)	5,872,023

Shares		Fair Value
MONEY MARKET FUND — 3.8%
868,505	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(c)	$868,505

	Total Money Market Fund (Cost $868,505)	868,505

Total Investments — 94.1% (Cost $21,921,746)		21,460,977
Net Other Assets (Liabilities) — 5.9%		1,337,850

NET ASSETS — 100.0%		$22,798,827

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 17.7%

$ 1,583,119	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 2.566%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$1,574,222
4,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/8/21	3,952,815
4,565,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	4,506,254
4,600,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class B, 2.360%, 12/19/22	4,506,615
10,757,000	AmeriCredit Automobile Receivables Trust 2017-4, Series 2017-4, Class C, 2.600%, 9/18/23	10,512,829
421,904	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 2.556%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	421,629
4,550,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(b)	4,489,787
6,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-1A, Class A, 2.990%, 6/20/22(b)	5,921,993
7,060,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	6,880,042
2,320,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 3.616%, (LIBOR USD 1-Month plus 1.40%), 10/25/34(a)	2,332,230
2,585,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class A4, 1.690%, 3/20/21	2,559,843
4,110,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	4,055,295
4,210,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class C, 2.350%, 9/20/21	4,158,887
9,320,000	Capital Auto Receivables Asset Trust, Series 2018-1, Class B, 3.090%, 8/22/22(b)	9,251,871
2,478,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	2,460,778
6,500,000	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 2.832%, (LIBOR USD 1-Month plus 0.62%), 4/22/26(a)	6,564,531
9,000,000	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.904%, (LIBOR USD 1-Month plus 0.77%), 5/14/29(a)	9,067,010
2,175,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	2,680,935
720,024	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.154%, 6/25/37	731,645
1,065,633	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 3.641%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	1,069,764
3,210,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	3,195,477
9,200,000	Discover Card Execution Note Trust, Series 2017-A4, Class A4, 2.530%, 10/15/26	8,798,460
8,540,000	Discover Card Execution Note Trust, Series 2017-A5, Class A5, 2.758%, (LIBOR USD 1-Month plus 0.60%), 12/15/26(a)	8,610,591
5,452,789	Encore Credit Receivables Trust, Series 2005-4, Class M2, 2.656%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	5,440,806
12,338,000	Enterprise Fleet Financing 2018-2, LLC, Series 2018-2, Class A3, 3.340%, 2/20/24(b)	12,322,288

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$3,494,824	Enterprise Fleet Financing, LLC, Series 2016-2, Class A2, 1.740%, 2/22/22(b)	$3,483,138
4,510,000	Enterprise Fleet Financing, LLC, Series 2017-1, Class A3, 2.600%, 7/20/22(b)	4,475,820
9,010,000	Enterprise Fleet Financing, LLC, Series 2018-1, Class A3, 3.100%, 10/20/23(b)	8,958,680
6,034,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/26(b)	5,995,147
4,200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)	4,150,979
975,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	934,808
15,415,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	15,028,307
4,080,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A3, 2.320%, 7/18/22	4,022,706
952,687	GSAMP Trust, Series 2006-SEA1, Class M1, 2.716%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	942,123
2,868,000	Hertz Vehicle Financing II L.P., Series 2016-3A, Class A, 2.270%, 7/25/20(b)	2,848,879
7,564,000	Hertz Vehicle Financing II L.P., Series 2015-3A, Class A, 2.670%, 9/25/21(b)	7,428,196
1,823,520	Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Class M3, 2.951%, (LIBOR USD 1-Month plus 0.74%), 8/25/35(a)	1,821,471
2,346,896	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 2.921%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	2,348,479
879,812	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 3.341%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)	879,508
3,067,712	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 2.906%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	3,073,724
2,680,000	RAMP Trust, Series 2005-RZ4, Class M2, 2.716%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	2,671,785
5,960,000	Santander Drive Auto Receivables Trust, Series 2018-4, Class B, 3.270%, 1/17/23	5,941,417
3,582,922	Saxon Asset Securities Trust, Series 2004-3, Class M1, 3.116%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	3,550,191
520,310	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 2.536%, (LIBOR USD 1-Month plus 0.32%), 10/25/35(a)	520,294
827,834	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 3.066%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	831,652
3,073,632	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	3,000,279
3,810,000	Volkswagen Auto Loan Enhanced Trust 2018-1, Series 2018-1, Class A3, 3.020%, 11/21/22	3,807,400
3,580,000	Wheels SPV 2, LLC, Series 2018-1A, Class A4, 3.410%, 4/20/27(b)	3,562,298

	Total Asset Backed Securities (Cost $216,905,230)	216,343,878

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 8.1%
$320,789	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 3.823%, 4/25/35(c)	$316,146
394,204	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	413,677
2,760,570	Banc of America Funding 2004-C Trust, Series 2004-C, Class4A1, 2.825%, (LIBOR USD 1-Month plus 0.66%), 12/20/34(a)	2,756,754
941,591	Banc of America Funding Trust, Series 2005-B, Class 3A1, 2.625%, (LIBOR USD 1-Month plus 0.46%), 4/20/35(a)	939,624
577,587	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	580,642
98,263	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	99,412
32,765	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	32,944
469,482	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	482,626
114,067	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	117,017
369,573	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	384,116
62	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	62
856,559	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	875,961
1,673,681	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	1,639,610
1,929,433	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	2,014,520
1,281,899	Fannie Mae, Series 2017-64, Class PD, 2.500%, 7/25/47	1,193,903
2,398,039	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	2,328,251
1,090,464	Freddie Mac, Series -3768, Class V, 4.000%, 11/15/23	1,104,351
2,277,284	Freddie Mac, Series -4387, Class VM, 4.000%, 11/15/25	2,321,787
1,621,334	Freddie Mac, Series -4287, Class V, 4.500%, 10/15/26	1,686,009
404,875	Freddie Mac, Series -4136, Class HZ, 3.500%, 11/15/27	397,245
2,467,450	Freddie Mac, Series -4331, Class V, 4.000%, 11/15/28	2,516,993
569,000	Freddie Mac, Series -4120, Class YK, 2.000%, 10/15/32	462,938
1,100,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	1,003,429
10,000,000	Freddie Mac, Series -4655, Class GV, 3.500%, 12/15/36	9,847,985
5,500,000	Freddie Mac, Series -4657, Class VT, 3.500%, 6/15/37	5,330,939
1,253,463	Freddie Mac, Series -3632, Class PK, 5.000%, 2/15/40	1,320,430
2,137,315	Freddie Mac, Series -4077, Class PJ, 3.500%, 11/15/40	2,142,162
819,000	Freddie Mac, Series -3762, Class LN, 4.000%, 11/15/40	821,045

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 4,184,765	Freddie Mac, Series -4100, Class PA, 3.000%, 1/15/42	$4,068,209
1,647,107	Freddie Mac, Series 4508, Class UZ, 3.000%, 7/15/43	1,457,710
1,557,251	Freddie Mac, Series -4328, Class KD, 3.000%, 8/15/43	1,528,263
8,708,763	Freddie Mac, Series -4648, Class E, 3.500%, 8/15/43	8,647,503
4,837,000	Freddie Mac, Series -4801, Class LT, 4.000%, 12/15/43	4,937,382
4,293,539	Freddie Mac, Series -4710, Class GA, 3.000%, 3/15/44	4,155,472
8,000,000	Freddie Mac, Series -4752, Class HB, 3.500%, 4/15/44	7,826,864
10,000,000	Freddie Mac, Series -4776, Class DW, 4.000%, 9/15/44	10,072,834
4,365,931	Freddie Mac, Series -4654, Class KA, 3.000%, 6/15/45	4,275,417
3,980,223	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	3,961,256
471,873	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	494,163
721,668	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	734,379
587,477	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	587,501
42,941	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	42,910
1,005	PHHMC Trust, Series 2007-6, Class A1, 5.863%, 12/18/37(c)	1,007
4,316	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(c)	4,367
548,877	RAAC Trust, STEP, Series 2004-SP1, Class AI3, 6.118%, 3/25/34	558,094
268,689	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 4.205%, 12/25/34(c)	267,597
309,870	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	309,799
35,103	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	35,632
405,978	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 3.783%, 1/25/35(c)	411,604
41,468	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	41,433
636,184	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 4.477%, 10/25/35(c)	642,331
61,833	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	61,949

	Total Collateralized Mortgage Obligations (Cost $100,810,974)	98,254,254

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.1%
4,842,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	4,778,126
2,868,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	2,868,665

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$1,540,000	CFCRE Commercial Mortgage Trust 2016-C4, Series 2016-C4, Class A2, 2.707%, 5/10/58	$1,514,037
1,500,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,488,102
5,730,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4, 4.009%, 3/10/51	5,811,793
1,000,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	1,006,447
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,636,820
892,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	913,592
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,227,031
1,844,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,842,895
8,030,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	7,840,377
94,109	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.253%, 12/10/49(c)	93,961
2,650,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.884%, 11/10/46(b)(c)	2,772,905
6,795,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -KS07, Class A2, 2.735%, 9/25/25	6,471,226
6,410,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K064, Class A2, 3.224%, 3/25/27	6,273,962
3,350,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K068, Class A2, 3.244%, 8/25/27	3,269,401
3,920,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K069, Class A2, 3.187%, 9/25/27(c)	3,804,277
3,800,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K153, Class A3, 3.117%, 10/25/31(c)	3,531,959
9,580,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K155, Class A3, 3.750%, 4/25/33	9,516,556
7,994,174	FRESB 2018-SB52 Mortgage Trust, Series 2018-SB52, Class A10F, 3.480%, 6/1/28(c)	7,873,768
5,561,487	FRESB Mortgage Trust, Series 2017-SB37, Class A10F, 2.750%, 7/25/27(c)	5,275,123
1,813,902	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 2.12%), 9/25/36(a)	1,756,501
3,000,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	3,051,461
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,567,822
2,044,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	1,999,912
1,680,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,657,940
1,702,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(c)	1,683,718
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,420,791

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$4,200,000	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Series 2017-JP5, Class A5, 3.723%, 3/15/50	$4,173,090
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	4,080,979
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	665,997
5,834,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	5,800,288
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.599%, 9/15/47(b)(c)	4,138,702
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.599%, 9/15/47(b)(c)	660,361
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,422,223
10,000,000	Morgan Stanley Capital I, Inc., Series 2017-HR2, Class A4, 3.587%, 12/15/50	9,795,759
10,335,000	Morgan Stanley Capital I, Inc., Series 2018-H3, Class A5, 4.177%, 7/15/51	10,584,543
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(b)	2,545,455
3,156,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	3,172,409
9,642,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4, 3.581%, 10/15/50	9,469,415
1,719,017	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	1,768,160
2,000,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	2,050,524
8,005,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	8,163,394
1,500,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,495,802
3,716,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	3,735,907
1,008,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,021,729

	Total Commercial Mortgage-Backed Securities (Cost $178,589,852)	171,693,905

CORPORATE BONDS — 36.0%
	Aerospace & Defense — 0.0%
665,000	United Technologies Corp., 4.125%, 11/16/28	660,458

	Automobiles — 1.5%
3,653,000	American Honda Finance Corp., MTN, 2.618%, (LIBOR USD 3-Month plus 0.27%), 7/20/20(a)	3,661,751
2,854,000	General Motors Financial Co., Inc., 3.200%, 7/6/21	2,818,311
2,695,000	Hyundai Capital America, 2.400%, 10/30/18(b)	2,694,836
5,035,000	Hyundai Capital America, 3.260%, (LIBOR USD 3-Month plus 0.94%), 7/8/21(a)(b)	5,047,852
3,910,000	Toyota Industries Corp., 3.235%, 3/16/23(b)	3,848,185

		18,070,935

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Banks — 6.0%
$3,287,000	ABN AMRO Bank NV, 2.650%, 1/19/21(b)	$3,226,263
3,278,000	Associated Banc-Corp., 2.750%, 11/15/19	3,265,017
1,839,000	Bank of America Corp., 3.342%, (LIBOR USD 3-Month plus 1.00%), 4/24/23(a)	1,863,495
4,927,000	Bank of Nova Scotia (The), 2.788%, (LIBOR USD 3-Month plus 0.44%), 4/20/21(a)	4,942,667
2,717,000	CIT Group, Inc., 4.750%, 2/16/24	2,723,657
5,545,000	Citigroup, Inc., 3.751%, (LIBOR USD 3-Month plus 1.43%), 9/1/23(a)	5,676,037
1,024,000	Citigroup, Inc., 3.412%, (LIBOR USD 3-Month plus 1.10%), 5/17/24(a)	1,032,143
2,715,000	Citigroup, Inc., 4.400%, 6/10/25	2,715,452
2,825,000	Citigroup, Inc., Series N, 5.800%,(d)(e)	2,884,325
3,908,000	Citizens Bank NA, BKNT, 3.121%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	3,924,682
2,810,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	2,794,025
5,641,000	Credit Agricole SA/London, 2.750%, 6/10/20(b)	5,577,499
2,725,000	HSBC Holdings PLC, 4.250%, 3/14/24	2,710,534
3,284,000	JPMorgan Chase & Co., 3.001%, (LIBOR USD 3-Month plus 0.68%), 6/1/21(a)	3,302,282
2,902,000	JPMorgan Chase & Co., Series 1, 5.809%,(c)(d)	2,914,334
2,000,000	KeyBank NA, BKNT, 2.500%, 12/15/19	1,989,300
2,836,000	Lloyds Banking Group PLC, 2.907%, 11/7/23(e)	2,705,580
1,411,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	1,500,180
510,000	National City Corp., 6.875%, 5/15/19	523,136
3,409,000	Nordea Bank AB, 2.787%, (LIBOR USD 3-Month plus 0.47%), 5/29/20(a)(b)	3,421,354
3,723,000	Svenska Handelsbanken AB, 2.782%, (LIBOR USD 3-Month plus 0.47%), 5/24/21(a)	3,734,781
1,050,000	Swedbank AB, 2.650%, 3/10/21(b)	1,029,856
3,360,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(c)	3,157,827
2,600,000	U.S. Bancorp, MTN, 2.982%, (LIBOR USD 3-Month plus 0.64%), 1/24/22(a)	2,622,812
1,338,000	Wells Fargo & Co., Class K, 6.104%,(c)(d)	1,355,983
2,112,000	Westpac Banking Corp., GMTN, 4.322%, 11/23/31(c)	2,035,123

		73,628,344

	Beverages — 0.3%
2,465,000	Cott Holdings, Inc., 5.500%, 4/1/25(b)	2,406,456
1,970,000	PepsiCo, Inc., 3.450%, 10/6/46	1,776,383

		4,182,839

	Biotechnology — 0.3%
3,166,000	Celgene Corp., 5.000%, 8/15/45	3,146,253

	Capital Goods — 0.1%
1,245,000	SBA Tower Trust, 2.898%, 10/15/19(b)	1,242,500

	Capital Markets — 0.4%
2,250,000	Morgan Stanley, 5.500%, 1/26/20	2,317,245
2,732,000	Morgan Stanley, 4.375%, 1/22/47	2,654,932

		4,972,177

	Chemicals — 1.5%
2,542,000	Albemarle Corp., 5.450%, 12/1/44	2,653,416
4,643,000	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co. LP, 2.450%, 5/1/20(b) ..	4,590,007

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Chemicals — (continued)
$1,713,000	EI du Pont de Nemours & Co., 2.873%, (LIBOR USD 3-Month plus 0.53%), 5/1/20(a)	$1,723,306
2,208,000	INVISTA Finance, LLC, 4.250%, 10/15/19(b)	2,205,240
1,493,000	NOVA Chemicals Corp., 4.875%, 6/1/24(b)	1,437,386
3,241,000	Westlake Chemical Corp., 5.000%, 8/15/46	3,188,225
2,815,000	Yara International ASA, 4.750%, 6/1/28(b)	2,833,962

		18,631,542

	Commercial Services & Supplies — 0.6%
2,783,000	IHS Markit, Ltd., 4.000%, 3/1/26(b)	2,662,983
1,400,000	Republic Services, Inc., 3.550%, 6/1/22	1,399,638
500,000	Waste Management, Inc., 3.900%, 3/1/35	488,479
2,692,000	Waste Management, Inc., 4.100%, 3/1/45	2,645,040

		7,196,140

	Construction Materials — 0.6%
2,714,000	CRH America Finance, Inc., 4.400%, 5/9/47(b)	2,452,994
3,092,000	Martin Marietta Materials, Inc., 3.450%, 6/1/27	2,840,222
2,667,000	Vulcan Materials Co., 4.500%, 6/15/47	2,388,180

		7,681,396

	Diversified Financial Services — 1.7%
795,000	Ally Financial, Inc., 4.125%, 3/30/20	797,981
1,962,000	Ally Financial, Inc., 4.250%, 4/15/21	1,971,810
2,609,000	Blackstone Holdings Finance Co., LLC, 4.450%, 7/15/45(b)	2,423,566
6,820,000	Goldman Sachs Group, Inc. (The), 3.507%, (LIBOR USD 3-Month plus 1.16%), 4/23/20(a)	6,906,613
2,577,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	3,097,382
3,082,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(e)	3,103,621
2,077,000	Voya Financial, Inc., 6.125%,(c)(d)	2,110,751

		20,411,724

	Diversified Telecommunication Services — 1.6%
5,409,000	AT&T, Inc., 3.514%, (LIBOR USD 3-Month plus 1.18%), 6/12/24(a)	5,433,341
1,858,000	Sprint Communications, Inc., 9.000%, 11/15/18(b)	1,869,520
3,700,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(b)	3,698,335
3,393,000	Verizon Communications, Inc., 5.012%, 4/15/49	3,465,087
2,939,000	Vodafone Group PLC, 3.329%, (LIBOR USD 3-Month plus 0.99%), 1/16/24(a)	2,946,154
2,849,000	West Corp., 8.500%, 10/15/25(b)	2,613,958

		20,026,395

	Electric Utilities — 0.8%
2,385,000	Dominion Energy, Inc., 2.579%, 7/1/20	2,352,933
2,700,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	2,773,432
3,042,000	Korea East-West Power Co., Ltd., 2.500%, 6/2/20(b)	2,979,715
2,164,000	Mississippi Power Co., 3.058%, (LIBOR USD 3-Month plus 0.65%), 3/27/20(a)	2,164,260

		10,270,340

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Electrical Equipment — 0.3%
$3,128,000	Textron, Inc., 3.650%, 3/1/21	$3,125,274

	Energy Equipment & Services — 2.5%
3,101,000	Apache Corp., 4.375%, 10/15/28	3,041,370
3,722,000	Cenovus Energy, Inc., 4.250%, 4/15/27	3,597,873
1,100,000	Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27	1,104,125
2,135,000	Cheniere Energy Partners L.P., 5.625%, 10/1/26(b)	2,150,372
1,968,000	Diamondback Energy, Inc., 4.750%, 11/1/24	1,970,460
3,364,000	Enable Midstream Partners L.P., 3.900%, 5/15/24	3,255,229
2,633,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/1/22	2,726,935
3,311,000	EnLink Midstream Partners LP, 5.050%, 4/1/45	2,747,385
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,366,256
1,410,000	Hess Corp., 7.875%, 10/1/29	1,704,444
435,000	Murphy Oil Corp., 6.875%, 8/15/24	460,502
2,186,000	Nabors Industries, Inc., 5.750%, 2/1/25(b)	2,095,640
2,420,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	2,581,040
1,212,000	Shell International Finance BV, 4.550%, 8/12/43	1,273,429

		30,075,060

	Equity Real Estate Investment Trusts (REITS) — 3.4%
2,895,000	Alexandria Real Estate Equities, Inc., 4.000%, 1/15/24	2,901,887
2,769,000	American Homes 4 Rent LP, 4.250%, 2/15/28	2,649,064
1,137,000	American Tower Corp., 5.050%, 9/1/20	1,172,470
3,680,000	American Tower Trust, 3.652%, 3/23/28(b)	3,609,432
739,000	Duke Realty L.P., 3.250%, 6/30/26	695,194
3,215,000	Healthcare Realty Trust, Inc., 3.625%, 1/15/28	2,991,634
1,622,000	Host Hotels & Resorts LP, Series D, 3.750%, 10/15/23	1,582,772
2,539,000	Hudson Pacific Properties L.P., 3.950%, 11/1/27	2,363,789
155,000	iStar, Inc., 4.625%, 9/15/20	154,613
2,504,000	iStar, Inc., 5.250%, 9/15/22	2,466,440
2,853,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	2,894,793
1,331,000	Kimco Realty Corp., 3.400%, 11/1/22	1,309,335
3,350,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.875%, 3/20/27(b)	3,289,656
3,039,000	Physicians Realty L.P., 4.300%, 3/15/27	2,927,060
2,858,000	Realogy Group, LLC / Realogy Co-Issuer Corp., 4.500%, 4/15/19(b)	2,865,145
2,635,000	Spirit Realty L.P., 4.450%, 9/15/26	2,526,001
429,000	Starwood Property Trust, Inc., 3.625%, 2/1/21(b)	420,420
2,906,000	VEREIT Operating Partnership L.P., 3.950%, 8/15/27	2,733,211
2,500,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	2,531,750

		42,084,666

	Food & Staples Retailing — 0.7%
1,968,000	AbbVie, Inc., 4.875%, 11/14/48	1,936,297
2,919,000	CVS Health Corp., 5.050%, 3/25/48	2,985,681
1,985,000	GlaxoSmithKline Capital PLC, 2.669%, (LIBOR USD 3-Month plus 0.35%), 5/14/21(a)	1,995,668

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Food & Staples Retailing — (continued)
$2,013,000	Reynolds American, Inc., 5.850%, 8/15/45	$2,189,089

		9,106,735

	Food, Beverage & Tobacco — 0.1%
1,300,000	PepsiCo, Inc., 4.450%, 4/14/46	1,370,307

	Gas Utilities — 0.2%
2,366,000	Sempra Energy, 3.800%, 2/1/38	2,134,566

	Health Care Providers & Services — 0.7%
3,852,000	Becton Dickinson and Co., 3.261%, (LIBOR USD 3-Month plus 0.88%), 12/29/20(a)	3,857,708
1,360,000	DaVita, Inc., 5.000%, 5/1/25	1,297,100
3,431,000	Magellan Health, Inc., 4.400%, 9/22/24	3,310,847

		8,465,655

	Hotels, Restaurants & Leisure — 0.5%
3,110,000	Hyatt Hotels Corp., 4.375%, 9/15/28	3,057,834
2,617,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(b)	2,798,882

		5,856,716

	Household Durables — 0.5%
1,100,000	Mohawk Industries, Inc., 3.850%, 2/1/23	1,101,452
3,539,000	NVR, Inc., 3.950%, 9/15/22	3,541,246
1,244,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,250,220

		5,892,918

	Insurance — 5.3%
2,975,000	Aegon NV, 5.500%, 4/11/48(e)	2,878,610
575,000	Alleghany Corp., 4.900%, 9/15/44	573,240
3,217,000	American Equity Investment Life Holding Co., 5.000%, 6/15/27	3,117,758
2,424,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	2,449,458
2,213,000	Assurant, Inc., 3.624%, (LIBOR USD 3-Month plus 1.25%), 3/26/21(a)	2,217,252
2,028,000	Athene Global Funding, 2.750%, 4/20/20(b)	2,002,639
2,093,000	Athene Holding, Ltd., 4.125%, 1/12/28	1,955,487
2,561,000	Brighthouse Financial, Inc., 4.700%, 6/22/47	2,119,439
2,915,000	Carlyle Finance, LLC, 5.650%, 9/15/48(b)	2,919,462
2,779,000	CBRE Services, Inc., 5.250%, 3/15/25	2,887,927
1,373,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/1/25(b)	1,360,918
3,757,000	Five Corners Funding Trust, 4.419%, 11/15/23(b)	3,855,608
3,282,000	Jackson National Life Global Funding, 2.811%, (LIBOR USD 3-Month plus 0.48%), 6/11/21(a)(b)	3,297,365
2,680,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	2,660,913
1,750,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b).	2,047,500
2,097,000	Manulife Financial Corp., 4.061%, 2/24/32(c)	1,998,286
2,007,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	3,082,239
2,000,000	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45(b)(c)	2,027,500
3,140,000	Nuveen Finance, LLC, 2.950%, 11/1/19(b)	3,135,692
2,205,000	Ohio National Life Insurance Co., 6.875%, 6/15/42(b)	2,697,657
1,715,000	Oil Insurance, Ltd., 5.378%,(b)(c)(d)	1,633,779

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$3,449,000	Sammons Financial Group, Inc., 4.450%, 5/12/27(b)	$3,307,865
2,925,000	Securian Financial Group, Inc., 4.800%, 4/15/48(b)	2,871,751
2,049,000	Symetra Financial Corp., 4.250%, 7/15/24	2,013,489
2,975,000	Torchmark Corp., 4.550%, 9/15/28	2,989,367
2,117,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	2,892,049

		64,993,250

	Media — 1.2%
1,406,000	AMC Networks, Inc., 4.750%, 8/1/25	1,344,487
1,996,000	CSC Holdings, LLC, 6.625%, 10/15/25(b)	2,103,285
3,331,000	Discovery Communications, LLC, 4.875%, 4/1/43	3,121,246
4,684,000	NBCUniversal Enterprise, Inc., 2.796%, (LIBOR USD 3-Month plus 0.40%), 4/1/21(a)(b)	4,694,148
3,250,000	Warner Media, LLC, 3.400%, 6/15/22	3,214,654

		14,477,820

	Metals & Mining — 0.6%
2,512,000	Freeport-McMoRan, Inc., 3.100%, 3/15/20	2,483,740
1,356,000	Nucor Corp., 4.400%, 5/1/48	1,325,147
2,726,000	Southern Copper Corp., 5.875%, 4/23/45	2,976,040

		6,784,927

	Multi-Utilities — 0.5%
2,275,000	CMS Energy Corp., 4.700%, 3/31/43	2,301,305
2,009,000	Consolidated Edison Co. of New York, Inc., 2.773%, (LIBOR USD 3-Month plus 0.4%), 6/25/21(a)	2,019,648
1,903,000	Progress Energy, Inc., 3.150%, 4/1/22	1,870,768

		6,191,721

	Oil, Gas & Consumable Fuels — 1.3%
2,966,000	Anadarko Petroleum Corp., 5.550%, 3/15/26	3,147,193
2,071,000	Andeavor LLC, 5.375%, 10/1/22	2,105,462
2,970,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.200%, 12/1/47	2,965,863
781,000	Diamondback Energy, Inc., 5.375%, 5/31/25	796,620
803,000	Energy Transfer Partners L.P., 6.125%, 12/15/45	856,521
1,552,000	HollyFrontier Corp., 5.875%, 4/1/26	1,654,347
700,000	Occidental Petroleum Corp., 4.100%, 2/15/47	678,343
3,198,000	Valero Energy Partners L.P., 4.500%, 3/15/28	3,141,384

		15,345,733

	Road & Rail — 0.5%
2,619,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	2,878,778
3,044,000	CH Robinson Worldwide, Inc., 4.200%, 4/15/28	2,997,620

		5,876,398

	Semiconductors & Semiconductor Equipment — 0.3%
1,088,000	Entegris, Inc., 4.625%, 2/10/26(b)	1,034,851
2,210,000	Microchip Technology, Inc., 3.922%, 6/1/21(b)	2,197,052

		3,231,903

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Software — 0.5%
$ 3,301,000	DXC Technology Co., 3.271%, (LIBOR USD 3-Month plus 0.95%), 3/1/21(a)	$3,301,048
2,298,000	Microsoft Corp., 4.750%, 11/3/55	2,597,851

		5,898,899

	Specialty Retail — 0.5%
2,991,000	Dollar Tree, Inc., 3.700%, 5/15/23	2,952,316
3,150,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	2,821,199

		5,773,515

	Telecommunication Services — 0.3%
3,723,000	AT&T, Inc., 4.750%, 5/15/46	3,401,467

	Textiles, Apparel & Luxury Goods — 0.5%
3,089,000	Cintas Corp. No 2, 3.700%, 4/1/27	3,008,451
3,076,000	Tapestry, Inc., 4.125%, 7/15/27	2,917,189

		5,925,640

	Trading Companies & Distributors — 0.2%
2,026,000	Ashtead Capital, Inc., 5.625%, 10/1/24(b)	2,099,443

	Total Corporate Bonds (Cost $445,979,260)	438,233,656

MORTGAGE-BACKED SECURITIES — 11.8%

	Fannie Mae — 8.4%
6,743	5.000%, 8/1/20, Pool #832058	6,946
27,998	6.000%, 7/1/22, Pool #944967	28,047
62,003	5.000%, 9/1/25, Pool #255892	65,089
12,745,000	2.930%, 10/1/27, Pool #AN7060	12,003,329
9,531,286	3.010%, 11/1/27, Pool #AN7299	9,068,178
6,400,000	3.030%, 1/1/28, Pool #AN7807	6,079,747
11,240,000	3.520%, 4/1/28, Pool #AN8853	11,167,783
13,614,000	3.640%, 6/1/28, Pool #AN9354	13,506,269
2,022,824	4.000%, 6/1/34, Pool #MA1922	2,073,571
83,282	6.500%, 1/1/35, Pool #809198	91,305
1,877,905	4.000%, 3/1/35, Pool #MA2211	1,925,021
25,991	7.000%, 6/1/35, Pool #255820	27,563
77,973	6.500%, 3/1/36, Pool #866062	85,485
56,371	6.500%, 7/1/36, Pool #885493	61,802
769,028	5.500%, 8/1/37, Pool #995082	830,659
475,913	4.500%, 10/1/39, Pool #AC2645	495,639
335,420	5.000%, 6/1/40, Pool #AD4927	356,879
254,244	5.000%, 6/1/40, Pool #AD8718	270,440
990,131	4.500%, 12/1/40, Pool #AH1100	1,030,365
352,588	4.500%, 3/1/41, Pool #AB2467	367,005
675,433	4.500%, 5/1/41, Pool #AI1023	702,330
486,297	4.500%, 11/1/41, Pool #AJ4994	506,059
731,172	4.500%, 12/1/41, Pool #AJ7696	760,479
1,661,917	3.500%, 6/1/42, Pool #AB5373	1,648,467
2,220,173	3.500%, 5/1/43, Pool #AB9368	2,199,245
1,949,268	3.500%, 5/1/43, Pool #AL3605	1,933,518
2,378,983	3.500%, 8/1/43, Pool #AU0613	2,354,071
1,042,827	4.500%, 11/1/44, Pool #MA2100	1,081,917
2,320,505	4.500%, 1/1/45, Pool #MA2158	2,405,588
3,358,970	4.000%, 3/1/45, Pool #MA2217	3,398,367
2,984,940	4.000%, 6/1/46, Pool #MA2653	3,017,676
3,594,177	4.500%, 7/1/46, Pool #AS7568	3,711,523
1,641,451	4.000%, 11/1/46, Pool #MA2808	1,658,806
6,208,253	4.000%, 8/1/47, Pool #BH5117	6,272,515
10,929,378	5.000%, 8/1/48, Pool #CA2219	11,488,428

		102,680,111

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — 3.4%
$ 46,027	5.500%, 10/1/21, Pool #G12425	$47,095
51,379	5.000%, 12/1/21, Pool #J04025	51,665
91,769	5.000%, 7/1/25, Pool #C90908	96,362
311,351	2.500%, 1/1/28, Pool #J22069	302,466
1,174,327	3.500%, 7/1/30, Pool #G18562	1,182,268
196,062	4.000%, 11/1/31, Pool #C91410	199,535
95,464	5.000%, 3/1/36, Pool #G08115	101,319
3,420,754	4.000%, 4/1/36, Pool #C91874	3,494,025
4,965,592	3.500%, 6/1/36, Pool #C91875	4,970,165
26,495	5.000%, 7/1/36, Pool #G02291	28,119
2,764,702	3.500%, 8/1/36, Pool #C91888	2,767,248
287,270	6.500%, 9/1/36, Pool #G08152	317,799
5,963,922	3.500%, 11/1/36, Pool #C91906	5,969,423
88,395	5.000%, 2/1/37, Pool #A57714	93,721
3,505,609	4.000%, 5/1/37, Pool #C91938	3,580,805
121,602	4.500%, 10/1/39, Pool #A89346	126,861
374,110	5.000%, 6/1/40, Pool #C03479	397,323
1,009,909	5.000%, 7/1/40, Pool #A93070	1,072,569
125,069	5.000%, 9/1/40, Pool #C03518	132,830
1,293,015	4.000%, 12/1/42, Pool #G07266	1,317,178
1,029,447	3.500%, 5/1/43, Pool #Q18305	1,021,153
775,210	4.000%, 5/1/44, Pool #V81186	785,122
391,191	4.000%, 7/1/44, Pool #G08595	396,204
436,864	4.000%, 9/1/44, Pool #Q28299	442,438
2,122,028	4.000%, 8/1/46, Pool #G08717	2,146,561
9,860,772	3.500%, 9/1/47, Pool #Q50962	9,713,694

		40,753,948

	Ginnie Mae — 0.0%
187,910	5.000%, 2/15/40, Pool #737037	199,547

	Total Mortgage-Backed Securities (Cost $147,262,225)	143,633,606

MUNICIPAL BONDS — 4.9%

	Alabama — 0.2%
3,000,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32	3,055,260

	California — 0.8%
1,889,000	California Institute of Technology, 4.283%, 9/1/16	1,767,331
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	3,798,050
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,871,153
1,850,000	University of California, University & College Improvements, Taxable Revenue, Series AN, 3.338%, 5/15/22	1,859,250

		9,295,784

	Connecticut — 0.2%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,030,810

	Hawaii — 0.1%
750,000	State of Hawaii, Public Improvements G.O., Taxable, Series FJ, 1.921%, 10/1/22	712,088

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Illinois — 0.4%
$1,800,000	State of Illinois, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	$1,725,642
3,130,000	State of Illinois, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,824,324

		4,549,966

	Kentucky — 0.2%
2,900,000	Lexington-Fayette Urban County Airport Board, Taxable Revenue, Series C, 2.450%, 7/1/23	2,766,020

	New Jersey — 0.3%
1,335,000	New Jersey Economic Development Authority, Advance Refunding Revenue, Series B, 5.000%, 11/1/19	1,372,500
2,375,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	2,417,465

		3,789,965

	New York — 0.7%
3,020,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	2,884,009
2,000,000	New York State Dormitory Authority, Public Improvements, Taxable Revenue, Series D, 2.550%, 3/15/21	1,966,940
750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	742,733
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	883,251
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,701,533

		8,178,466

	North Carolina — 0.2%
2,600,000	Duke University, 3.299%, 10/1/46	2,285,365

	Ohio — 0.4%
5,658,000	Premier Health Partners, Series G, Callable 5/15/26 @ 100, 2.911%, 11/15/26	5,120,383

	Pennsylvania — 0.6%
1,005,000	Commonwealth Financing Authority, School Improvements, Taxable Revenue, Series A, 4.014%, 6/1/33	995,583
4,375,000	Lehigh University, 3.479%, 11/15/46	3,892,676
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,232,066

		7,120,325

	Texas — 0.6%
2,825,000	City of Houston, TX, Combined Utility System Revenue, Taxable Revenue, 1St Lien-Series B, Current Refunding Revenue Bonds, 3.428%, 5/15/23	2,835,453

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Texas — (continued)
$ 4,100,000	New Hope Cultural Education Facilities Finance Corp., Texas A&M University Cain Hall Red & College Improvements, Taxable Revenue, 1.806%, 4/1/21	$3,949,653

		6,785,106

	Washington — 0.2%
3,000,000	Port of Seattle, WA, Refunding Revenue, Taxable, Intermediate Lien-Ser, Advance Refunding Revenue Bonds, 2.430%, 5/1/22	2,926,470

	Total Municipal Bonds (Cost $61,655,156)	59,616,008

U.S. GOVERNMENT AGENCIES — 0.9%

	Federal Farm Credit Bank — 0.6%
7,730,000	3.700%, 1/25/27	7,640,270

	Federal Home Loan Bank — 0.3%
4,105,000	2.900%, 6/28/27	3,904,561

	Total U.S. Government Agencies (Cost $11,812,450)	11,544,831

U.S. TREASURY BONDS — 4.4%
11,863,000	3.125%, 2/15/43	11,719,346
47,816,800	2.500%, 2/15/45	41,878,925

	Total U.S. Treasury Bonds (Cost $54,764,070)	53,598,271

Shares
PREFERRED STOCKS — 0.4%

	Banks — 0.2%
110,135	US Bancorp, Series F, 6.500%	2,998,976

	Energy Equipment & Services — 0.2%
90,000	Energy Transfer Partners L.P., 7.625%(c)	2,328,300

	Total Preferred Stocks (Cost $5,262,956)	5,327,276

MONEY MARKET FUND — 1.0%
12,384,615	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(f)	$12,384,615

	Total Money Market Fund (Cost $12,384,615)	12,384,615

Total Investments — 99.3% (Cost $1,235,426,788)		1,210,630,300
Net Other Assets (Liabilities) — 0.7%		7,924,851

NET ASSETS — 100.0%		$1,218,555,151

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(f)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — 97.2%

	Aerospace & Defense — 0.2%
$ 50,000	United Technologies Corp., 4.125%, 11/16/28	$49,659

	Automobiles — 0.4%
142,000	General Motors Financial Co., Inc., 3.200%, 7/6/21	140,224

	Banks — 17.8%
240,000	ABN AMRO Bank NV, 2.650%, 1/19/21(a)	235,565
200,000	Associated Banc-Corp., 2.750%, 11/15/19	199,208
65,000	Bank of America Corp., 2.503%, 10/21/22	62,241
185,000	Bank of America Corp., 3.342%, (LIBOR USD 3-Month plus 1.00%), 4/24/23(b)	187,464
225,000	Bank of America Corp., 3.366%, 1/23/26(c)	216,381
165,000	Bank of America Corp., GMTN, 3.300%, 1/11/23	162,709
185,000	Capital One Financial Corp., 3.200%, 2/5/25	174,079
228,000	CIT Group, Inc., 4.750%, 2/16/24	228,559
235,000	Citigroup, Inc., 2.650%, 10/26/20	231,945
400,000	Citigroup, Inc., 4.400%, 6/10/25	400,067
250,000	Citizens Bank NA, BKNT, 3.121%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(b)	251,067
250,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	248,579
140,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	140,021
300,000	HSBC Holdings PLC, 3.262%, 3/13/23(c)	293,941
275,000	JPMorgan Chase & Co., 3.875%, 9/10/24	272,376
370,000	JPMorgan Chase & Co., Series 1, 5.809%,(d)(e)	371,573
225,000	KeyCorp, MTN, 5.100%, 3/24/21	234,065
200,000	Lloyds Banking Group PLC, 2.907%, 11/7/23(c)	190,803
130,000	National City Corp., 6.875%, 5/15/19	133,348
260,000	Nationwide Building Society, 4.302%, 3/8/29(a)(c)	248,757
300,000	Svenska Handelsbanken AB, BKNT, 2.782%, (LIBOR USD 3-Month plus 0.47%), 5/24/21(b)	300,949
200,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(e)	187,966
150,000	US Bancorp, MTN, 2.950%, 7/15/22	146,881
200,000	Westpac Banking Corp., 2.800%, 1/11/22	195,499
250,000	Zions Bancorp NA, 3.500%, 8/27/21	248,555

		5,562,598

	Beverages — 0.6%
185,000	Cott Holdings, Inc., 5.500%, 4/1/25(a)	180,606

	Capital Goods — 1.0%
300,000	SBA Tower Trust, 2.898%, 10/15/19(a)	299,398

	Capital Markets — 0.5%
157,000	Morgan Stanley, GMTN, 5.500%, 7/24/20	162,892

	Chemicals — 3.0%
200,000	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co. LP, 2.450%, 5/1/20(a)	197,717
140,000	FMC Corp., 3.950%, 2/1/22	140,606
105,000	INVISTA Finance, LLC, 4.250%, 10/15/19(a)	104,869
86,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	82,797
225,000	Westlake Chemical Corp., 3.600%, 8/15/26	211,601
192,000	Yara International ASA, 4.750%, 6/1/28(a)	193,293

		930,883

	Commercial Services & Supplies — 1.8%
170,000	IHS Markit, Ltd., 4.000%, 3/1/26(a)	162,669

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Commercial Services & Supplies — (continued)
$200,000	Interpublic Group of Cos., Inc. (The), 4.200%, 4/15/24	$200,266
200,000	WPP Finance 2010, 3.625%, 9/7/22	197,041

		559,976

	Construction Materials — 0.7%
230,000	Martin Marietta Materials, Inc., 3.450%, 6/1/27 .	211,271

	Diversified Financial Services — 9.2%
249,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	251,511
190,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	179,667
60,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	59,849
200,000	Export-Import Bank of Korea, 2.500%, 11/1/20 .	196,255
270,000	Goldman Sachs Group, Inc. (The), 3.507%, (LIBOR USD 3-Month plus 1.16%), 4/23/20(b)	273,429
315,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	313,826
378,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/25	374,555
60,000	Jefferies Group, LLC / Jefferies Group Capital Finance, Inc., 4.850%, 1/15/27	58,992
200,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(a)	210,597
250,000	Macquarie Group, Ltd., 6.250%, 1/14/21(a)	263,510
150,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(c)	151,052
210,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	217,253
190,000	ORIX Corp., 2.900%, 7/18/22	183,741
136,000	Voya Financial, Inc., 6.125%,(d)(e)	138,210

		2,872,447

	Diversified Telecommunication Services — 3.3%
230,000	AT&T, Inc., 3.000%, 6/30/22	224,305
255,000	AT&T, Inc., 3.514%, (LIBOR USD 3-Month plus 1.18%), 6/12/24(b)	256,147
200,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(a)	199,910
100,000	Verizon Communications, Inc., 5.150%, 9/15/23	107,045
128,000	Vodafone Group PLC, 3.329%, (LIBOR USD 3-Month plus 0.99%), 1/16/24(b)	128,312
144,000	West Corp., 8.500%, 10/15/25(a)	132,120

		1,047,839

	Electric Utilities — 2.6%
200,000	Appalachian Power Co., 4.600%, 3/30/21	205,153
200,000	Dominion Energy, Inc., 5.200%, 8/15/19	203,815
220,000	Dominion Energy, Inc., 2.579%, 7/1/20	217,042
200,000	Exelon Corp., 3.950%, 6/15/25	199,418

		825,428

	Electrical Equipment — 0.6%
185,000	Textron, Inc., 3.650%, 3/1/21	184,839

	Energy Equipment & Services — 8.1%
228,000	Apache Corp., 4.375%, 10/15/28	223,616
200,000	Cenovus Energy, Inc., 4.250%, 4/15/27	193,330

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy Equipment & Services — (continued)
$ 80,000	Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27	$80,300
108,000	Cheniere Energy Partners L.P., 5.625%, 10/1/26(a)	108,778
189,000	Diamondback Energy, Inc., 4.750%, 11/1/24	189,236
223,000	Enable Midstream Partners L.P., 3.900%, 5/15/24	215,790
275,000	Energy Transfer Partners L.P., 4.050%, 3/15/25	269,186
89,000	Hess Corp., 7.875%, 10/1/29	107,585
213,000	MPLX L.P., 4.125%, 3/1/27	207,465
20,000	Murphy Oil Corp., 6.875%, 8/15/24	21,173
95,000	Nabors Industries, Inc., 5.750%, 2/1/25(a)	91,073
214,000	ONEOK, Inc., 7.500%, 9/1/23	244,024
272,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	290,100
288,000	Western Gas Partners LP, 4.000%, 7/1/22	286,743

		2,528,399

	Equity Real Estate Investment Trusts (REITS) — 12.4%
192,000	Alexandria Real Estate Equities, Inc., 4.600%, 4/1/22	197,068
210,000	American Homes 4 Rent LP, 4.250%, 2/15/28	200,904
300,000	American Tower Corp., 5.050%, 9/1/20	309,359
157,000	American Tower Trust, 3.652%, 3/23/28(a)	153,989
225,000	Crown Castle International Corp., 4.450%, 2/15/26	226,193
235,000	Duke Realty L.P., 3.250%, 6/30/26	221,070
200,000	Essex Portfolio L.P., 3.250%, 5/1/23	194,519
186,000	Healthcare Realty Trust, Inc., 3.625%, 1/15/28	173,077
233,000	Host Hotels & Resorts LP, Series D, 3.750%, 10/15/23	227,365
160,000	Hudson Pacific Properties L.P., 3.950%, 11/1/27	148,959
18,000	iStar, Inc., 4.625%, 9/15/20	17,955
141,000	iStar, Inc., 5.250%, 9/15/22	138,885
233,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	236,413
208,000	Kimco Realty Corp., 3.400%, 11/1/22	204,614
189,000	Physicians Realty L.P., 4.300%, 3/15/27	182,038
125,000	Realogy Group, LLC / Realogy Co-Issuer Corp., 4.500%, 4/15/19(a)	125,313
265,000	Realty Income Corp., 4.650%, 8/1/23	274,622
106,000	Scentre Group Trust 1 / Scentre Group Trust 2, 3.750%, 3/23/27(a)	101,700
250,000	Spirit Realty L.P., 4.450%, 9/15/26	239,659
21,000	Starwood Property Trust, Inc., 3.625%, 2/1/21(a)	20,580
86,000	VEREIT Operating Partnership L.P., 3.950%, 8/15/27	80,887
200,000	WEA Finance, LLC / Westfield UK & Europe
	Finance PLC, 2.700%, 9/17/19(a)	199,494

		3,874,663

	Food & Staples Retailing — 0.7%
214,000	Bayer U.S. Finance II, LLC, 4.375%, 12/15/28(a)	209,666

	Food, Beverage & Tobacco — 1.8%
200,000	BAT International Finance PLC, 3.500%, 6/15/22(a)	197,944
260,000	CVS Health Corp., 3.700%, 3/9/23	258,639
100,000	Tyson Foods, Inc., 2.650%, 8/15/19	99,823

		556,406

Principal Amount		Fair Value

CORPORATE BONDS — (continued)

	Health Care Providers & Services — 2.1%
$200,000	Becton Dickinson and Co., 3.261%, (LIBOR USD 3-Month plus 0.88%), 12/29/20(b)	$200,296
200,000	Celgene Corp., 3.250%, 8/15/22	197,262
69,000	DaVita, Inc., 5.000%, 5/1/25	65,809
217,000	Magellan Health, Inc., 4.400%, 9/22/24	209,401

		672,768

	Hotels, Restaurants & Leisure — 1.3%
154,000	Hyatt Hotels Corp., 4.375%, 9/15/28	151,417
200,000	Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, 5/15/23(a)	213,900
55,000	Royal Caribbean Cruises, Ltd., 2.650%, 11/28/20	54,082

		419,399

	Household Durables — 2.1%
230,000	Mohawk Industries, Inc., 3.850%, 2/1/23	230,304
220,000	NVR, Inc., 3.950%, 9/15/22	220,140
200,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	201,000

		651,444

	Industrial Conglomerates — 0.6%
214,000	Carlisle Cos., Inc., 3.500%, 12/1/24	204,982

	Insurance — 12.4%
255,000	Alleghany Corp., 4.950%, 6/27/22	265,219
299,000	American Equity Investment Life Holding Co., 5.000%, 6/15/27	289,776
260,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	262,731
220,000	Athene Global Funding, 2.750%, 4/20/20(a)	217,249
92,000	AXA Equitable Holdings, Inc., 3.900%, 4/20/23(a)	91,328
180,000	CBRE Services, Inc., 5.250%, 3/15/25	187,055
60,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/1/25(a)	59,472
195,000	Five Corners Funding Trust, 4.419%, 11/15/23(a)	200,118
303,000	Horace Mann Educators Corp., 4.500%, 12/1/25	303,932
245,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	247,725
475,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	467,688
224,000	Nuveen Finance, LLC, 2.950%, 11/1/19(a)	223,693
200,000	Ohio National Financial Services, Inc., 6.375%, 4/30/20(a)	208,091
165,000	Oil Insurance, Ltd., 5.378%,(a)(d)(e)	157,186
220,000	Sammons Financial Group, Inc., 4.450%, 5/12/27(a)	210,997
270,000	Symetra Financial Corp., 4.250%, 7/15/24	265,321
229,000	Torchmark Corp., 4.550%, 9/15/28	230,106

		3,887,687

	Media — 1.5%
69,000	AMC Networks, Inc., 4.750%, 8/1/25	65,981
110,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	134,074
62,000	CSC Holdings, LLC, 6.625%, 10/15/25(a)	65,333
218,000	Discovery Communications, LLC, 3.950%, 3/20/28	207,089

		472,477

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Metals & Mining — 3.0%
$200,000	Anglo American Capital PLC, 3.625%, 9/11/24(a)	$190,412
246,000	Glencore Funding, LLC, 4.125%, 5/30/23(a)	245,700
244,000	Nucor Corp., 3.950%, 5/1/28	243,625
255,000	Southern Copper Corp., 3.500%, 11/8/22	251,690

		931,427

	Multi-Utilities — 1.5%
200,000	Entergy Louisiana, LLC, 4.440%, 1/15/26	205,400
275,000	Progress Energy, Inc., 3.150%, 4/1/22	270,342

		475,742

	Oil, Gas & Consumable Fuels — 1.7%
175,000	Anadarko Petroleum Corp., 5.550%, 3/15/26	185,691
146,000	Andeavor LLC, 5.375%, 10/1/22	148,429
210,000	Andeavor Logistics L.P. / Tesoro Logistics
	Finance Corp., 5.250%, 1/15/25	215,078

		549,198

	Retailing — 1.7%
180,000	Advance Auto Parts, Inc., 5.750%, 5/1/20	185,563
195,000	Dollar Tree, Inc., 3.036%, (LIBOR USD 3-Month plus 0.7%), 4/17/20(b)	195,296
150,000	Tapestry, Inc., 3.000%, 7/15/22	144,598

		525,457

	Road & Rail — 0.5%
146,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	145,750

	Semiconductors & Semiconductor Equipment — 1.3%
71,000	Entegris, Inc., 4.625%, 2/10/26(a)	67,532
130,000	Microchip Technology, Inc., 3.922%, 6/1/21(a)	129,238
200,000	NXP BV / NXP Funding, LLC, 4.125%, 6/1/21(a)	199,784

		396,554

	Software — 1.1%
125,000	Trimble, Inc., 4.150%, 6/15/23	125,074
225,000	VMware, Inc., 2.950%, 8/21/22	216,573

		341,647

	Specialty Retail — 0.4%
145,000	Expedia Group, Inc., 3.800%, 2/15/28	133,647

	Textiles, Apparel & Luxury Goods — 0.6%
200,000	Cintas Corp. No 2, 3.700%, 4/1/27	194,785

	Trading Companies & Distributors — 0.7%
200,000	Ashtead Capital, Inc., 5.625%, 10/1/24(a)	207,250

	Total Corporate Bonds (Cost $30,763,409)	30,407,408

Shares		Fair Value
PREFERRED STOCKS — 0.4%
	Energy Equipment & Services — 0.4%
5,000	Energy Transfer Partners L.P., 7.625%(e)	$129,350

	Total Preferred Stocks (Cost $125,300)	129,350

Shares
MONEY MARKET FUND — 1.5%
479,874	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(f)	479,874

	Total Money Market Fund (Cost $479,874)	479,874

Total Investments — 99.1% (Cost $31,368,583)		31,016,632
Net Other Assets (Liabilities) — 0.9%		270,948

NET ASSETS — 100.0%		$31,287,580

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(c)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Rate shown is the fixed rate.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(f)	Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 23.0%

$487,445	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 2.566%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$484,706
794,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.710%, 8/18/22	783,304
132,598	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 2.556%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	132,512
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	487,255
300,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-2A, Class A, 2.970%, 3/20/24(b)	290,757
300,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 3.616%, (LIBOR USD 1-Month plus 1.40%), 10/25/34(a)	301,582
110,103	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M2, 3.791%, (LIBOR USD 1-Month plus 1.58%), 12/25/34(a)	112,579
100,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	98,669
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	554,676
69,861	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.154%, 6/25/37	70,988
548,708	Encore Credit Receivables Trust, Series 2005-4, Class M2, 2.656%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	547,504
350,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/31(b)	341,220
297,715	GSAMP Trust, Series 2006-SEA1, Class M1, 2.716%, (LIBOR USD 1-Month plus 0.50%), 5/25/36(a)(b)	294,413
750,000	Hertz Vehicle Financing II L.P., Series 2015-3A, Class A, 2.670%, 9/25/21(b)	736,536
353,205	Home Equity Asset Trust, Series 2005-7, Class M1, 2.666%, (LIBOR USD 1-Month plus 0.45%), 1/25/36(a)	354,435
147,585	Home Equity Asset Trust, Series 2005-8, Class M1, 2.646%, (LIBOR USD 1-Month plus 0.43%), 2/25/36(a)	147,990
391,149	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 2.921%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	391,413
179,607	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 2.921%, (LIBOR USD 1-Month plus 0.71%), 8/25/35(a)	180,201
418,137	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 2.726%, (LIBOR USD 1-Month plus 0.51%), 9/25/35(a)	417,062
388,865	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 2.906%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	389,627
274,992	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WCW3, Class M1, 2.696%, (LIBOR USD 1-Month plus 0.48%), 8/25/35(a)	275,164
320,000	RAMP Trust, Series 2005-RZ4, Class M2, 2.716%, (LIBOR USD 1-Month plus 0.50%), 11/25/35(a)	319,019

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$400,000	Santander Drive Auto Receivables Trust 2018-4, Series 2018-4, Class B, 3.270%, 1/17/23	$398,753
221,111	Saxon Asset Securities Trust, Series 2004-3, Class M1, 3.116%, (LIBOR USD 1-Month plus 0.90%), 12/26/34(a)	219,091
56,903	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 2.536%, (LIBOR USD 1-Month plus 0.32%), 10/25/35(a)	56,901
170,448	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	175,395

	Total Asset Backed Securities (Cost $8,340,764)	8,561,752

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.9%
99,844	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	104,776
161,836	Banc of America Funding Trust, Series 2005-B, Class 3A1, 2.625%, (LIBOR USD 1-Month plus 0.46%), 4/20/35(a)	161,498
65,509	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	66,275
78,839	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	80,667
32,683	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	32,861
123,548	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	127,007
68,440	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	70,210
142,969	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	148,595
38	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	38
26,599	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	28,408
526,000	Fannie Mae, Series 2005-110, Class GL, 5.500%, 12/25/35	566,148
228,539	Fannie Mae, Series 2014-42, Class A, 3.000%, 8/25/36	225,192
380,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	400,259
482,000	Fannie Mae, Series 2013-2, Class LB, 3.000%, 2/25/43	431,668
541,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	516,695
141,488	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	137,370
28,763	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	28,497
195,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	166,805
348,223	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	341,661
180,000	Freddie Mac, Series 4230, Class VB, 2.500%, 12/15/31	170,005
188,603	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	203,827

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$533,000	Freddie Mac, Series -4136, Class PY, 2.000%, 11/15/32	$433,094
400,000	Freddie Mac, Series 4160, Class HH, 2.500%, 12/15/32	364,883
259,988	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	274,959
466,249	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	479,630
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40	539,384
665,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	666,661
105,300	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	107,346
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	208,449
155,494	Freddie Mac, Series 4293, Class MH, 3.000%, 12/15/41	150,759
400,000	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42	389,317
500,000	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43	487,654
547,578	Freddie Mac, Series 4508, Class UZ, 3.000%, 7/15/43	484,613
368,703	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	366,109
193,591	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.500%, 11/25/57(b)(c)	192,668
69,071	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	68,637
256,493	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	261,010
56,120	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	56,122
273,814	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	273,618
181	PHHMC Trust, Series 2007-6, Class A1, 5.863%, 12/18/37(c)	181
58,910	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 4.788%, 7/25/35(c)	58,677
63,239	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	63,224
11,085	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	11,252
30,651	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	30,625

	Total Collateralized Mortgage Obligations (Cost $10,220,001)	9,977,334

COMMERCIAL MORTGAGE-BACKED SECURITIES — 22.5%
500,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	493,404
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	310,091
180,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	179,892
250,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	244,096

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 6,274	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.253%, 12/10/49(c)	$6,264
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	499,854
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.884%, 11/10/46(b)(c)	209,276
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(c)	464,731
495,962	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(c)	474,471
150,000	Ginnie Mae, Series 2011-20, Class C, 3.562%, 4/16/41(c)	148,815
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	178,002
475,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	482,807
500,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	489,215
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	510,122
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	100,909
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	497,111
400,000	Morgan Stanley Capital I, Inc., Series 2018-H3, Class A5, 4.177%, 7/15/51	409,658
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(b)(c)	779,796
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	301,560
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	410,105
100,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(b)(c)	102,318
350,000	WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	349,021
529,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	531,834
164,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	166,234

	Total Commercial Mortgage-Backed Securities (Cost $8,740,859)	8,339,586

CORPORATE BONDS — 1.6%

	Diversified Telecommunication Services — 0.9%
350,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.738%, 3/20/25(b)	349,844

	Equity Real Estate Investment Trusts (REITS) — 0.7%
250,000	American Tower Trust, 3.652%, 3/23/28(b)	245,206

	Total Corporate Bonds (Cost $600,000)	595,050

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — 25.4%
$425,000	3.110%, 11/1/27, Pool #AN7537	$405,800
600,000	3.640%, 6/1/28, Pool #AN9354	595,252
200,000	3.220%, 9/1/32, Pool #AN6850	187,610
306,965	4.500%, 11/1/47, Pool #BM3286	316,870

		1,505,532

	Fannie Mae — 13.6%
345,694	3.010%, 11/1/27, Pool #AN7299	328,898
500,000	3.515%, 4/1/28, Pool #AN9042	491,110
144,265	5.500%, 6/1/38, Pool #984277	155,560
81,075	5.500%, 8/1/38, Pool #995072	87,976
114,412	4.500%, 9/1/39, Pool #AC1830	119,139
109,627	4.500%, 10/1/40, Pool #AE4855	114,079
175,570	3.500%, 2/1/41, Pool #AH5646	174,133
334,603	4.000%, 3/1/41, Pool #AH4008	340,371
86,387	4.500%, 6/1/41, Pool #AC9298	89,880
228,276	5.000%, 7/1/41, Pool #AI5595	242,884
303,742	4.000%, 9/1/41, Pool #AJ1717	309,032
278,601	3.500%, 6/1/42, Pool #AB5373	276,347
227,251	4.000%, 4/1/44, Pool #AW2882	230,085
121,293	4.500%, 10/1/44, Pool #MA2066	125,836
420,387	4.000%, 12/1/44, Pool #MA2127	425,431
383,747	4.500%, 1/1/45, Pool #MA2158	397,817
388,496	3.500%, 3/1/45, Pool #AS4552	383,967
339,269	4.000%, 11/1/46, Pool #MA2808	342,856
408,071	4.500%, 5/1/48, Pool #CA1711	421,220

		5,056,621

	Freddie Mac — 7.6%
487,930	3.500%, 5/1/32, Pool #C91458	489,886
364,371	3.500%, 7/1/32, Pool #C91467	365,831
135,444	4.000%, 11/1/32, Pool #G30616	138,847
55,352	5.500%, 10/1/39, Pool #A89387	59,124
104,669	5.000%, 4/1/40, Pool #A91812	111,139
177,399	5.500%, 4/1/40, Pool #C03467	191,142
88,981	5.000%, 8/1/40, Pool #C03491	94,502
168,414	4.000%, 11/1/40, Pool #A94742	171,555
199,042	4.000%, 12/1/40, Pool #A95447	202,761
139,601	3.500%, 3/1/42, Pool #G08479	138,476
422,310	3.500%, 8/1/42, Pool #Q10324	418,907

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$454,627	4.000%, 4/1/46, Pool #Q40048	$459,871

		2,842,041

	Ginnie Mae — 0.1%
20,816	4.000%, 12/20/40, Pool #755678	21,368

	Total Mortgage-Backed Securities (Cost $9,642,308)	9,425,562

Shares
MONEY MARKET FUND — 0.6%
239,765	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(d)	239,765

	Total Money Market Fund (Cost $239,765)	239,765

Total Investments — 100.0% (Cost $37,783,697)		37,139,049
Net Other Assets (Liabilities) — 0.0%		7

NET ASSETS — 100.0%		$37,139,056

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2018. The maturity date reflected is the final maturity date.

(d) Represents the current yield as of report date.

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.5%

	Kentucky — 95.5%
$300,000	Bowling Green Independent School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 8/1/24	$337,671
250,000	Campbell & Kenton Counties Sanitation District No. 1, Refunding Revenue, Callable 8/1/26 @ 100, 4.000%, 8/1/31	261,980
440,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, 5.000%, 6/15/25	497,904
300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	328,539
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	445,412
300,000	Eastern Kentucky University, University & College Improvements Revenue, Series A (State Intercept), 5.000%, 4/1/25	338,010
250,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, 5.000%, 10/1/21	268,840
300,000	Jefferson County School District Finance Corp., School Improvements Revenue Bonds (State Intercept), Series C, Callable 12/1/25 @ 100, 4.000%, 12/1/28	318,405
250,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	281,833
250,000	Kenton County, KY, Refunding Revenue, G.O., Series A, 5.000%, 4/1/27	292,777
250,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	280,370
400,000	Kentucky Association of Counties Finance Corp., Public Improvements Revenue, First Series B, 4.000%, 2/1/25	429,580
250,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	255,730
250,000	Kentucky State Property & Building Commission, Project No. 116, University & College Improvements Revenue, (AGM-State Intercept), 5.000%, 10/1/26	284,745
280,000	Kentucky State Property & Building Commission, Refunding Revenue, Callable 8/01/25 @ 100, 5.000%, 8/1/31	310,330
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	444,333
280,000	Kentucky Turnpike Authority Revitalization Projs-Ser A Highway Imps. Revenue Bonds, 5.000%, 7/1/20	293,406
275,000	Kentucky Turnpike Authority Revitalization Projs-Ser A Highway Imps. Revenue Bonds, Callable 7/1/22 @ 100, 5.000%, 7/1/24	302,959
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	417,992

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$250,000	Laurel County, KY, Correctional Facilities Improvements G.O., Series A, Callable 5/1/27 @ 100, (BAM), 5.000%, 5/1/28	$286,555
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	321,726
250,000	Lexington-Fayette Urban County Government Public Facilities Corp., Court Facilities Project, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/27	286,657
215,000	Lexington-Fayette Urban County Government Ref-A Current Refunding G.O. Unlimited, 5.000%, 10/1/21	232,955
275,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	280,833
250,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	269,417
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	538,520
410,000	Louisville & Jefferson County, Metropolitan Government, Catholic Health Initiatives, Prerefunded Revenue, Callable 6/1/22 @ 100, 5.000%, 12/1/35	450,947
325,000	Louisville & Jefferson County, Metropolitan Government, Center City Project, Refunding Notes, G.O., Callable 12/1/25 @ 100, 5.000%, 12/1/28	374,524
300,000	Murray, KY, School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 3/1/27	345,762
250,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	261,800
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	218,546
300,000	University of Kentucky, Refunding Revenue, Series D (State Intercept), 5.250%, 10/1/20	318,510
250,000	University of Kentucky, Refunding Revenue, University & College Improvements, Series A, Callable 04/1/26 @ 100 (State Intercept), 4.000%, 10/1/29	266,673

	Total Municipal Bonds (Cost $10,836,146)	10,844,241

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Shares		Fair Value
MONEY MARKET FUND — 3.3%
372,453	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	$372,453

	Total Money Market Fund (Cost $372,453)	372,453

Total Investments — 98.8% (Cost $11,208,599)		11,216,694
Net Other Assets (Liabilities) — 1.2%		137,423

NET ASSETS — 100.0%		$11,354,117

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.5%

	District of Columbia — 3.3%
$290,000	Washington Metropolitan Area Transit Authority, Series A-1, Advance Refunding Revenue Bonds, 5.000%, 7/1/26	$337,876
250,000	Washington Metropolitan Area Transit Authority, Transit Improvements, Revenue Bonds, Series B, Callable 7/1/27 @ 100, 5.000%, 7/1/33	287,378

		625,254

	Maryland — 95.2%
500,000	Anne Arundel County, MD, Consolidated Water & Sewer Utility Improvements G.O., 5.000%, 4/1/22	548,290
510,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	526,039
650,000	Cecil County, MD, Consolidated Public School Improvements, Refunding G.O., 4.000%, 2/1/24	702,748
500,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	551,915
500,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	563,495
475,000	City Of Baltimore, MD, Consolidated Public Improvements, Refunding G.O., Series B, Callable 10/15/22 @ 100, 5.000%, 10/15/23	525,317
500,000	City Of Baltimore, MD, Senior Refunding Revenue Bonds, Series D, Callable 1/1/25 @ 100, 5.000%, 7/1/30	565,685
300,000	Howard County, MD, Housing Commission, Columbia Commons Apartments, Local Multifamily Housing Revenue, Series A, 3.000%, 6/1/21	302,832
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	288,857
430,000	Howard County, MD, Metropolitan District, Series E, Advance Refunding G.O., 5.000%, 2/15/24	488,781
500,000	Howard County, MD, Metropolitan District, Series E, Advance Refunding G.O., Callable 2/15/28 @ 100, 5.000%, 2/15/31	590,990
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	142,036
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	146,298
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	254,195
30,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 11/5/18 @ 100, (Lutheran Center Corp.), 5.250%, 4/1/19	30,087

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$475,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	$498,275
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	450,253
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Advance Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/28	285,110
500,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	535,905
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	548,185
500,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	549,130
470,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Current Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/32	531,401
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	573,582
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	434,200
500,000	Maryland Stadium Authority, Construction & Revitalization, School Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/35	571,525
660,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	738,665
500,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/22	511,170
500,000	Montgomery County, MD, Crossover Refunding, G.O., Series D, 4.000%, 11/1/27	555,430
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	526,670
500,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	521,035
500,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	534,285
700,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/1/24 @ 100, 4.000%, 9/1/25	763,007

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$500,000	St Mary’s College of Maryland, Academic Fees & Auxiliary, Refunding Revenue, (BAM), 4.000%, 9/1/25	$542,710
500,000	State of Maryland, Refunding G.O., Series B, 4.000%, 8/1/23	539,590
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., 4.000%, 6/1/24	435,244
400,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, 5.000%, 6/1/27	467,516
500,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, 5.000%, 6/1/38	564,705

		17,905,158

	Total Municipal Bonds (Cost $18,449,061)	18,530,412

Shares		Fair Value
MONEY MARKET FUND — 1.7%
322,623	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	$322,623

	Total Money Market Fund (Cost $322,623)	322,623

Total Investments — 100.2% (Cost $18,771,684)		18,853,035
Net Other Assets (Liabilities) — (0.2)%		(35,574)

NET ASSETS — 100.0%		$18,817,461

(a)	Represents the current yield as of report date.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.0%

	North Carolina — 97.0%
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,529,295
2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,587,732
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,082,600
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,081,140
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,122,810
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,139,298
1,475,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,686,382
1,000,000	Cabarrus County, NC Installment Financing Contract Public Imps. Revenue Bonds, Callable 4/1/26 @ 100, 5.000%, 4/1/28	1,152,960
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,173,115
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,340,068
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,592,336
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,657,109
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,038,970
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,118,820
1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,049,990
1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	1,051,760
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,374,947
1,280,000	City of Asheville, NC, Refunding Revenue, Callable 10/1/27 @ 100, 5.000%, 10/1/28	1,512,653
2,735,000	City of Durham NC, Parking Facility Improvements, Revenue, 4.000%, 4/1/23	2,942,258
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,064,880
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,465,413

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,225,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	$1,423,193
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,859,305
2,200,000	Forsyth County NC, Refunding Revenue, G.O., 5.000%, 7/1/26	2,591,886
3,650,000	Guilford County, NC, Advance Refunding, G.O., 4.000%, 3/1/26	4,026,169
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	1,947,740
2,075,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	2,440,760
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,133,069
1,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	1,068,190
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,361,296
1,020,000	Mooresville Town, NC, Advance Refunding, G.O., 5.000%, 4/1/23	1,139,340
1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	1,920,185
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,078,255
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,366,469
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,029,880
1,050,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,081,374
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,127,410
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @100, 5.000%, 10/1/34	1,361,651
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,385,140
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,101,690
840,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/24	930,107

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$ 750,000	North Carolina Capital Facilities Finance Agency, Meredith College Project, Refunding Revenue, 5.000%, 6/1/25	$836,603
1,045,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, (Housing and Urban Development, Section 8), 5.000%, 10/1/25	1,174,517
1,750,000	North Carolina Capital Facilities Finance Agency, The Arc of North Carolina Project, Refunding Revenue, Callable 10/1/27 @ 100 (Housing and Urban Development, Section 8), 5.000%, 10/1/34	1,943,970
1,040,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	1,093,123
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,008,347
4,315,000	North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement, Advance Refunding Revenue, Callable 11/1/26 @ 100, 5.000%, 11/1/37	4,713,016
5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	5,449,550
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	928,588
1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	1,227,707
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,169,804
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,603,991
635,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/30	698,665
650,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/31	713,583
1,000,000	North Carolina Medical Care Commission, United Methodist Retirement Homes, Refunding Revenue, Callable 10/1/23 @ 103, 5.000%, 10/1/37	1,077,100
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,030,951

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	$2,247,520
3,000,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/28	3,535,320
4,395,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/29	5,146,149
4,550,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	4,775,362
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	3,076,717
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,428,313
1,500,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,724,775
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), Callable 1/1/27 @ 100, 5.000%, 1/1/28	2,399,796
1,660,000	Northern Hospital District Of Surry County, Advance Refunding Revenue, 5.000%, 10/1/27	1,829,220
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,317,012
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,208,124
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,519,392
2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,251,346
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,665,045
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,787,692
1,000,000	Raleigh, NC, Refunding Revenue, Callable 02/1/26 @ 100, 5.000%, 2/1/27	1,159,210
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,272,150
870,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	1,000,413
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,055,960
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,417,606
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,128,650
1,150,000	University of North Carolina at Greensboro, Advance Refunding Revenue, Callable 4/1/28 @ 100, 4.000%, 4/1/33	1,210,375

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	$1,906,756
2,080,000	University of North Carolina at Greensboro, University & College Improvements, Prerefunded Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,225,475
2,735,000	University of North Carolina System, Appalachian State University, Unrefunded Revenue, Callable 4/1/20 @ 100, 5.250%, 10/1/22	2,865,049
3,130,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,267,814
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,556,057
3,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	4,668,308
1,585,000	Wake County, NC, Public Improvements, G.O., Series A, Callable 3/1/28 @ 100, 5.000%, 3/1/30	1,886,213
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,310,598
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,080,780
1,135,000	Wayne County, NC, School Improvements Revenue, Callable 6/1/27 @ 100, 4.000%, 6/1/29	1,215,619
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,074,190
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,120,570

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	$1,333,110
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,132,738
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,126,170

	Total Municipal Bonds (Cost $166,761,256)	168,732,754

Shares
MONEY MARKET FUND — 1.8%
3,178,433	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	3,178,433

	Total Money Market Fund (Cost $3,178,433)	3,178,433

Total Investments — 98.8% (Cost $169,939,689)		171,911,187
Net Other Assets (Liabilities) — 1.2%		2,117,528

NET ASSETS — 100.0%		$174,028,715

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.1%

	South Carolina — 97.1%
$1,770,000	Anderson County, SC, School District No. 2, Refunding, G.O., (SCSDE), 5.000%, 3/1/24	$2,008,065
1,515,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	1,711,299
1,190,000	Anderson County, SC, School District No. 5, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/23	1,327,279
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,071,030
1,010,000	Beaufort County, SC, Public Improvements, G.O., Series B (State Aid Withholding), 5.000%, 5/1/22	1,109,404
1,000,000	Beaufort County, SC, School District, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/22	1,095,040
1,170,000	Beaufort County, SC, School District, Advance Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,328,640
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/24	1,135,590
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,151,120
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,086,990
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,108,270
1,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	1,627,635
1,000,000	Charleston Public Facilities Corp., Charleston City Project Series, Parking Facilities Improvement Revenue, Callable 9/1/27 @ 100, 5.000%, 9/1/29	1,174,190
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,486,259
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,379,382
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,120,570
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,162,060
1,170,000	Easley Combined Utility System, Refunding Revenue, Callable 12/1/19 @ 100, (Assured Guaranty), 5.000%, 12/1/24	1,210,833
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,192,465
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,121,600
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	1,214,983

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,350,000	Fort Mill School District No. 4, Advance Refunding, G.O., Series D (SCSDE), 5.000%, 3/1/22	$1,478,304
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,106,180
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,073,380
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 05/01/24 @ 100, 5.000%, 5/1/31	1,553,288
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,083,570
2,025,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	2,261,318
1,000,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,114,220
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,622,279
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,066,770
1,500,000	Lexington County, School District No. 2 , G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/29	1,753,170
1,345,000	Lexington County, School District No. 2, G.O., Series C, Callable 3/1/27 @ 100, (SCSDE), 5.000%, 3/1/30	1,566,508
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,129,920
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	1,633,652
1,485,000	Orangeburg County, SC, Correctional Facilities Improvements, Installment Purchase Revenue Bonds, Callable 12/1/27 @ 100, 5.000%, 12/1/29	1,711,076
1,570,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,785,451
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,044,880
1,075,000	Richland County, SC, School District No. 1, Refunding Bonds, G.O., Series A, Callable 9/1/21 @ 100, (SCSDE), 4.000%, 3/1/23	1,126,826
1,640,000	Richland County, SC, School District No. 2, Refunding Bonds, G.O., Series B, Callable 3/1/27 @ 100, (SCSDE), 4.000%, 3/1/29	1,775,070
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,081,050
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @100, 5.000%, 4/1/33	1,086,630
1,090,000	Rock Hill, SC, Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,162,670

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	$1,700,100
1,135,000	SCAGO Educational Facilities Corp. for Colleton School District, Refunding Revenue, 5.000%, 12/1/20	1,198,310
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	846,454
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	517,040
850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	953,360
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,096,800
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,613,235
580,000	South Carolina Jobs-Economic Development Authority, Furman University, Refunding Revenue, 5.000%, 10/1/24	653,063
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	512,660
500,000	South Carolina Public Service Authority Obligations, Santee Cooper, Refunding Revenue, Series B, 5.000%, 12/1/18	502,575
1,400,000	South Carolina State Fiscal Accountability Authority, Department of Mental Health Project, Callable 04/01/27 @ 100, 5.000%, 10/1/37	1,578,416
1,250,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, 5.000%, 10/1/23	1,400,938
1,500,000	South Carolina Transportation Infrastructure Bank, Refunding Revenue, Series A, Callable 10/1/25 @ 100, 4.000%, 10/1/30	1,575,660

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,360,000	State of South Carolina, College Improvements, G.O., Series A (State Aid Withholding), 5.000%, 4/1/27	$1,618,835
1,235,000	State Of South Carolina, Refunding Revenue, G.O., Series D, Callable 4/1/26 @ 100 (State Aid Withholding), 5.000%, 4/1/28	1,439,380
1,195,000	State of South Carolina, University & College Improvements, G.O., Series B, Callable 10/1/27 @ 100 (State Aid Withholding), 5.000%, 4/1/30	1,415,346
185,000	Town Of Lexington, South Carolina Waterworks & Sewer System Revenue, Prefunded Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 5.000%, 4/1/22	197,939
755,000	Town Of Lexington, South Carolina Waterworks & Sewer System Revenue, Unrefunded Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 5.000%, 4/1/22	806,287

	Total Municipal Bonds (Cost $75,347,448)	75,665,314

Shares
MONEY MARKET FUND — 1.8%
1,393,716	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	1,393,716

	Total Money Market Fund (Cost $1,393,716)	1,393,716

Total Investments — 98.9% (Cost $76,741,164)		77,059,030
Net Other Assets (Liabilities) — 1.1%		886,356

NET ASSETS — 100.0%		$77,945,386

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.2%

	District of Columbia — 4.5%
$1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,225,691
625,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	643,169
1,640,000	Washington Metropolitan Area Transit Authority, Transit Improvements, Revenue Bonds, Series B, Callable 7/1/27 @ 100, 5.000%, 7/1/33	1,885,196

		3,754,056

	Virginia — 93.7%
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,463,163
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	1,898,935
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,608,912
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,077,150
1,500,000	Arlington County, VA, Public Improvements G.O., Series A, Callable 8/15/27 @ 100, 5.000%, 8/15/29	1,779,555
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,210,133
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	2,080,281
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,117,842
1,000,000	Chesterfield County, VA, School District, School Public Improvement, G.O., Series A, Callable 1/1/28 @ 100 (State Aid Withholding), 4.000%, 1/1/31	1,089,470
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,227,016
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,742,275
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,101,870
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,821,992

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	$1,149,580
1,250,000	Loudoun Country, VA, Public Improvements, Advance Refunding G.O., Series A, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,459,125
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,138,280
1,365,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,460,250
1,000,000	Lynchburg Economic Development Authority, Current Refunding Revenue Bonds, Series A, 5.000%, 1/1/26	1,137,730
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,649,125
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,084,750
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,091,520
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,103,750
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,102,930
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,599,077
2,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30	2,317,960
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,240,388
1,500,000	Portsmouth, VA, Public Improvements, Refunding G.O., Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	1,669,260
200,000	Portsmouth, VA, Public Improvements, Refunding G.O., Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	222,044
530,000	Portsmouth, VA, Public Utilities, Refunding G.O., Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	584,420
1,150,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 5.000%, 10/1/21	1,248,129
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/2025 @ 100, 5.000%, 10/1/26	1,435,896
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,277,740

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,250,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	$1,456,025
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	929,091
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, Callable 7/1/20 @ 100, OID, 5.000%, 7/1/23	1,049,820
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,658,795
1,220,000	Spotsylvania County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/22	1,339,133
1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,483,616
1,135,000	Virginia Beach, VA, Public Improvements, G.O., Series A, Callable 4/1/22 @ 100 (State Aid Withholding), 5.000%, 4/1/23	1,246,230
1,850,000	Virginia College Building Authority, 21st Century College Programs, University & College Improvements Revenue, Callable 2/1/27 @ 100, 5.000%, 2/1/31	2,144,520
2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	2,728,600
1,750,000	Virginia College Building Authority, Advance Refunding Revenue, Series B, Callable 9/1/24 @100 (State Intercept), 4.000%, 9/1/25	1,881,477
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	1,905,105
2,000,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Anticipation Advance Refunding Revenue, Callable 9/15/27 @ 100, 5.000%, 9/15/31	2,334,200
1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	2,049,504

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,500,000	Virginia Port Authority Commonwealth Port Fund, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	$1,577,370
1,000,000	Virginia Public Building Authority, Advance Refunding Revenue, Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/28	1,177,020
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,162,540
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100 (State Aid Withholding), 5.000%, 8/1/26	1,746,280
1,525,000	Western Regional Jail Authority, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,763,846
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	1,019,986

		77,843,706

	Total Municipal Bonds (Cost $80,827,302)	81,597,762

Shares
MONEY MARKET FUND — 0.9%
725,073	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	725,073

	Total Money Market Fund (Cost $725,073)	725,073

Total Investments — 99.1% (Cost $81,552,375)		82,322,835
Net Other Assets (Liabilities) — 0.9%		782,996

NET ASSETS — 100.0%		$83,105,831

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.5%

	West Virginia — 97.5%
$1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,118,894
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,129,301
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,583,010
535,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 11/13/18 @ 100, 5.000%, 3/1/22	536,445
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,223,899
1,090,000	Charles Town, WV, Waterworks & Sewerage System, Water Utility Improvements Revenue, Series A, Callable 3/1/26 @ 100, (BAM), 4.500%, 3/1/36	1,148,947
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,071,199
1,495,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,593,476
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,482,046
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,662,492
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,091,550
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	728,588
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	1,040,241
915,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	1,002,447
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,218,100
1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	1,037,710

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	$1,265,575
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,214,326
1,000,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,044,650
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, 5.000%, 5/1/22	1,376,119
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,028,740
500,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	565,370
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,426,781
1,675,000	School Building Authority of West Virginia, School Improvements Revenue, Series A, Callable 7/1/25 @100, 5.000%, 7/1/28	1,906,686
2,720,000	State of West Virginia, Current Refunding G.O., Series A, 5.000%, 6/1/24	3,092,341
1,000,000	State of West Virginia, Highway Improvements, G.O., Series B, Callable 6/1/28 @ 100, 5.000%, 6/1/33	1,162,110
2,000,000	State of West Virginia, Refunding G.O., 5.000%, 11/1/26	2,349,360
1,295,000	Wayne County, WV, Board of Education, Public School Improvements, G.O., Callable 6/1/24 @ 100,, 4.000%, 6/1/25	1,396,243
2,000,000	West Virginia Commissioner of Highways, Highway Improvements Revenue, Series A, 5.000%, 9/1/21	2,162,480
510,000	West Virginia Economic Development Authority, Clarksburg Office Building, Public Improvements Revenue, Series C, Callable 6/1/25 @ 100, OID, 4.000%, 6/1/40	510,571
3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/25	3,259,830
3,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	4,000,104
1,185,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, 5.000%, 7/1/27	1,378,973
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,330,501

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2018

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,050,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/37	$1,176,137
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,151,832
1,890,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	1,893,553
1,000,000	West Virginia Higher Education Policy Commission, Community & Technological Colleges Capital, Advance Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/29	1,148,680
1,500,000	West Virginia Higher Education Policy Commission, Community & Technological Colleges Capital, Advance Refunding Revenue, Callable 7/1/27 @ 100, 5.000%, 7/1/38	1,669,395
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @100, 5.000%, 9/1/25	1,025,883
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,172,540
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	580,899
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	700,100
1,650,000	West Virginia Parkways Authority, Senior Turnpike Toll Revenue, Highway Improvements, 5.000%, 6/1/26	1,927,249
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,031,240
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,117,050
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,817,976

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	West Virginia — (continued)
$1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	$1,874,530
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,658,872
520,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	589,763
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,147,310
1,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	1,304,509
1,295,000	Wood County, WV, Board Of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/26	1,408,934

	Total Municipal Bonds (Cost $77,060,421)	77,535,557

Shares
MONEY MARKET FUND — 1.3%
1,073,231	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	1,073,231

	Total Money Market Fund (Cost $1,073,231)	1,073,231

Total Investments — 98.8% (Cost $78,133,652)		78,608,788
Net Other Assets (Liabilities) — 1.2%		937,794

NET ASSETS — 100.0%		$79,546,582

(a)	Represents the current yield as of report date.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Diversified Income Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
EQUITY FUNDS — 38.4%
57,795	First Trust DJ Global Select Dividend Index Fund	$1,450,747
35,871	Global Super Dividend U.S. ETF	906,101
207,724	Madison Covered Call & Equity Income Fund	1,935,990
125,402	Oppenheimer SteelPath MLP Select 40 Fund	1,053,373
21,302	SPDR S&P Global Dividend ETF	1,445,980
11,619	Vanguard High Dividend Yield ETF	1,011,899

	Total Equity Funds (Cost $7,056,042)	7,804,090

FIXED INCOME FUNDS — 60.7%
217,200	Ashmore Emerging Markets Short Duration Fund	2,095,978
61,181	DoubleLine Total Return Bond Fund	632,616
146,432	Federated Institutional High-Yield Bond Fund	1,429,176
38,948	Fidelity Intermediate Treasury Bond Index Fund	400,000
32,600	Fidelity Long-Term Treasury Bond Index Fund.	399,348
64,288	Hotchkis and Wiley High Yield Fund	769,531
243,115	Loomis Sayles Senior Floating Rate and Fixed Income Fund	2,387,388
73,502	Principal Preferred Securities Fund	728,406
214,403	Stone Ridge High Yield Reinsurance Risk Premium Fund	2,036,833

Shares		Fair Value
FIXED INCOME FUNDS — (continued)
49,716	VanEck Vectors Fallen Angel High Yield Bond ETF	$1,445,741

	Total Fixed Income Funds (Cost $12,530,124)	12,325,017

MONEY MARKET FUND — 1.0%
207,589	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(a)	207,589

	Total Money Market Fund (Cost $207,589)	207,589

Total Investments — 100.1% (Cost $19,793,755)		20,336,696
Net Other Assets (Liabilities) — (0.1)%		(11,034)

NET ASSETS — 100.0%		$20,325,662

(a)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
EQUITY FUNDS — 62.5%
792,962	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,865,316
217,045	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,690,340
171,506	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,755,872

	Total Equity Funds (Cost $15,071,617)	18,311,528

FIXED INCOME FUND — 36.5%
1,047,448	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	10,683,966

	Total Fixed Income Fund (Cost $10,840,624)	10,683,966

MONEY MARKET FUND — 0.9%
253,584	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	253,584

	Total Money Market Fund (Cost $253,584)	253,584

Total Investments — 99.9% (Cost $26,165,825)		29,249,078
Net Other Assets (Liabilities) — 0.1%		19,486

NET ASSETS — 100.0%		$29,268,564

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2018

Shares		Fair Value
EQUITY FUNDS — 76.3%
778,451	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,703,078
201,092	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,345,606
159,279	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,416,798

	Total Equity Funds (Cost $14,234,677)	17,465,482

FIXED INCOME FUND — 21.9%
491,157	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	5,009,803

	Total Fixed Income Fund (Cost $5,207,987)	5,009,803

MONEY MARKET FUND — 1.8%
408,379	Federated Treasury Obligations Fund, Institutional Shares, 1.92%(b)	408,379

	Total Money Market Fund (Cost $408,379)	408,379

Total Investments — 100.0% (Cost $19,851,043)		22,883,664
Net Other Assets (Liabilities) — 0.0%		7,075

NET ASSETS — 100.0%		$22,890,739

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2018

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$312,802,082	$643,847,799
Foreign currency, at value (cost $ — , $ — , $ — , $ — , $ — , $192,845, $ — , and $ — , respectively)	—	—
Dividends receivable	208,521	432,395
Receivable for investments sold	—	—
Receivable for capital shares issued	130,296	675,146
Prepaid and other expenses	24,339	48,449

Total Assets	313,165,238	645,003,789

Liabilities:
Payable for investments purchased	—	—
Payable for capital shares redeemed	670	634,508
Accrued expenses and other payables:
Investment advisory fees	116,383	377,486
Accounting out-of-pocket fees	2,791	4,435
Administration fees	13,340	27,171
Audit fees	16,164	37,537
Compliance service fees	306	610
Distribution (12b-1) fees	7,589	9,914
Custodian fees	2,389	5,047
Transfer agent fees	8,804	54,832
Other fees and liabilities	17,327	36,945

Total Liabilities	185,763	1,188,485

Net Assets	$312,979,475	$643,815,304

Net Assets Consist of:
Capital	$240,527,744	$476,485,746
Total distributable earnings	72,451,731	167,329,558

Net Assets	$312,979,475	$643,815,304

Net Assets
Class A Shares	$33,125,910	$30,856,765
Class C Shares	887,068	4,096,976
Institutional Shares	8,861,765	323,011,702
Class R Shares	—	2,909
Class R6 Shares	270,104,732	285,846,952

Total	$312,979,475	$643,815,304

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,485,286	1,616,898
Class C Shares	40,942	242,955
Institutional Shares	395,091	16,632,270
Class R Shares	—	158
Class R6 Shares	12,041,524	14,707,245

Total	13,962,843	33,199,526

Net Asset Value
Class A Shares - redemption price per share	$22.30	$19.08

Class C Shares - offering price per share*	$21.67	$16.86

Institutional Shares	$22.43	$19.42

Class R Shares	$—	$18.43	**

Class R6 Shares	$22.43	$19.44

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$23.66	$20.24

(a) Investments at cost	$264,295,587	$513,004,618

*	Redemption price per share varies by length of time shares are held.
**

The Sterling Capital Mid Value Fund net asset value for Class R, Sterling Capital Behavioral Small Cap Value Equity Fund net asset value for Class R and Sterling Capital Stratton Mid Cap Value Fund net asset value for Class C Shares is calculated using unrounded net assets of $2,908.80, $62,893.47 and $1,380.84 divided by the unrounded shares of 157.85, 3,396.74 and 20.47, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund

$238,171,308		$1,201,884,011	$1,674,922,169	$82,233,767	$9,223,691	$66,647,044
—		—	—	191,934	—	—
413,480		511,704	1,582,041	585,067	7,673	68,168
287,277		2,418,883	556,560	—	—	—
337,522		1,047,313	1,811,283	—	—	—
11,628		5,681	21,655	5,040	12,422	7,943

239,221,215		1,205,867,592	1,678,893,708	83,015,808	9,243,786	66,723,155

—		1,877,982	2,026,503	—	—	—
106		880,019	2,535,095	—	—	3,936

119,555		638,454	758,384	26,962	6,844	39,161
4,473		6,902	9,939	11,308	628	1,193
8,014		92,432	95,030	2,759	602	4,459
11,482		59,418	81,144	4,366	482	3,470
253		973	1,284	132	72	118
2,001		187,549	238,082	215	1,789	23
1,843		8,898	12,376	4,745	68	523
8,218		104,085	160,472	2,181	1,355	4,802
12,950		74,104	89,019	4,527	706	3,805

168,895		3,930,816	6,007,328	57,195	12,546	61,490

$239,052,320		$1,201,936,776	$1,672,886,380	$82,958,613	$9,231,240	$66,661,665

$181,056,654		$704,194,442	$1,047,669,185	$71,703,651	$7,500,983	$38,046,675
57,995,666		497,742,334	625,217,195	11,254,962	1,730,257	28,614,990

$239,052,320		$1,201,936,776	$1,672,886,380	$82,958,613	$9,231,240	$66,661,665

$8,710,908		$334,687,241	$316,245,321	$827,512	$2,869,825	$106,691
180,306		144,099,641	207,658,531	61,061	1,475,831	1,381
39,046,734		350,029,656	828,607,376	19,265,990	4,885,584	66,553,593
62,893		172,723	2,548,450	—	—	—
191,051,479		372,947,515	317,826,702	62,804,050	—	—

$239,052,320		$1,201,936,776	$1,672,886,380	$82,958,613	$9,231,240	$66,661,665

467,123		12,693,655	14,674,735	74,087	230,662	1,552
10,080		6,554,817	9,730,150	5,522	119,941	20
2,074,508		12,624,043	38,348,716	1,722,803	391,514	964,308
3,397		6,486	119,129	—	—	—
10,142,343		13,441,660	14,707,322	5,614,888	—	—

12,697,451		45,320,661	77,580,052	7,417,300	742,117	965,880

$18.65		$26.37	$21.55	$11.17	$12.44	$68.74

$17.89		$21.98	$21.34	$11.06	$12.30	$67.46	**

$18.82		$27.73	$21.61	$11.18	$12.48	$69.02

$18.52	**	$26.63	$21.39	$—	$—	$—

$18.84		$27.75	$21.61	$11.19	$—	$—

5.75%		5.75%	5.75%	5.75%	5.75%	5.75%

$19.79		$27.98	$22.86	$11.85	$13.20	$72.93

$206,337,674		$779,573,268	$1,166,357,349	$76,090,393	$7,459,140	$42,115,986

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2018

	Sterling Capital Stratton Real Estate Fund		Sterling Capital Stratton Small Cap Value Fund
Assets:
Investments at fair value (a)	$91,734,651		$1,299,354,535
Cash	—		—
Interest and dividends receivable	436,054		2,114,206
Receivable for investments sold	—		—
Receivable for capital shares issued	16,932		871,635
Prepaid expenses	8,384		15,943

Total Assets	92,196,021		1,302,356,319

Liabilities:
Cash overdraft	—		—
Distributions payable	—		—
Payable for investments purchased	—		—
Payable for capital shares redeemed	5,072		1,975,799
Accrued expenses and other payables:
Investment advisory fees	44,171		863,096
Accounting out-of-pocket fees	1,223		8,993
Administration fees	6,125		85,995
Audit Fees	4,557		64,689
Compliance service fees	136		1,071
Distribution (12b-1) fees	165		541
Transfer agent fees	7,693		107,764
Other fees	5,790		79,762

Total Liabilities	74,932		3,187,710

Net Assets	$92,121,089		$1,299,168,609

Net Assets Consist of:
Capital	$56,758,854		$567,273,468
Total distributable earnings	35,362,235		731,895,141

Net Assets	$92,121,089		$1,299,168,609

Net Assets
Class A Shares	$397,628		$2,159,865
Class C Shares	97,930		112,059
Institutional Shares	91,625,531		1,296,896,685
Class R Shares	—		—
Class R6 Shares	—		—

Total	$92,121,089		$1,299,168,609

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	10,584		24,343
Class C Shares	2,619		1,289
Institutional Shares	2,434,711		14,554,101
Class R Shares	—		—
Class R6 Shares	—		—

Total	2,447,914		14,579,733

Net Asset Value
Class A Shares - redemption price per share	$37.57		$88.73

Class C Shares - offering price per share*	$37.40	**	$86.92	**

Institutional Shares	$37.63		$89.11

Class R Shares	$—		$—

Class R6 Shares	$—		$—

Maximum Sales Charge - Class A Shares	5.75%		5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$39.86		$94.14

(a) Investments at cost	$60,073,195		$639,397,089

*	Redemption price per share varies by length of time shares are held.
**

The Sterling Capital Stratton Real Estate Fund net asset value for Class C Shares, Sterling Capital Stratton Small Cap Value Fund net asset value for Class C Shares and Sterling Capital Kentucky Tax-Free Intermediate Fund net asset value for Class C Shares is calculated using unrounded net assets of $97,930.25, $112,058.90 and $1,534.44 divided by the unrounded shares of 2,618.56, 1,289.25 and 154.80, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$31,999,267	$131,201,450	$21,460,977	$1,210,630,300	$31,016,632	$37,139,049	$11,216,694
2,718	3,757	—	44,348	3,866	—	—
152,686	809,138	148,004	7,305,218	310,207	110,633	157,904
—	—	1,200,000	8,433,345	—	—	—
—	619,544	34,134	2,221,551	57,131	—	—
12,986	15,202	5,282	42,114	6,767	7,683	3,438

32,167,657	132,649,091	22,848,397	1,228,676,876	31,394,603	37,257,365	11,378,036

—	—	—	—	—	1,299	—
14,925	64,325	30,869	1,172,856	80	5,480	13,383
—	—	—	6,302,380	—	—	—
5,131,478	164,103	3,172	2,104,837	86,056	84,535	1,614

2,700	21,291	5,998	221,984	8,925	9,771	3,361
8,840	11,058	3,213	28,879	5,631	9,267	2,089
2,154	8,485	1,495	47,940	2,033	2,514	766
1,994	4,536	989	58,195	1,379	1,927	627
101	153	83	986	88	95	75
1,053	1,832	1,299	20,195	125	30	751
1,721	4,375	1,008	91,222	753	922	463
2,510	7,166	1,444	72,251	1,953	2,469	790

5,167,476	287,324	49,570	10,121,725	107,023	118,309	23,919

$27,000,181	$132,361,767	$22,798,827	$1,218,555,151	$31,287,580	$37,139,056	$11,354,117

$28,207,482	$142,075,882	$24,033,094	$1,268,471,761	$31,809,708	$39,782,301	$11,268,428
(1,207,301)	(9,714,115)	(1,234,267)	(49,916,610)	(522,128)	(2,643,245)	85,689

$27,000,181	$132,361,767	$22,798,827	$1,218,555,151	$31,287,580	$37,139,056	$11,354,117

$5,074,451	$4,392,929	$4,350,008	$68,981,590	$439,855	$18,424	$3,647,469
—	1,090,653	487,858	7,463,951	42,281	32,759	1,534
21,925,730	126,878,185	17,960,961	860,436,774	30,805,444	37,087,873	7,705,114
—	—	—	35,600	—	—	—
—	—	—	281,637,236	—	—

$27,000,181	$132,361,767	$22,798,827	$1,218,555,151	$31,287,580	$37,139,056	$11,354,117

520,559	515,781	458,674	6,766,105	44,828	1,919	368,287
—	128,127	51,523	731,028	4,316	3,412	155
2,248,834	14,896,820	1,892,017	84,353,587	3,140,818	3,857,284	779,113
—	—	—	3,504	—	—	—
—	—	—	27,612,809	—	—	—

2,769,393	15,540,728	2,402,214	119,467,033	3,189,962	3,862,615	1,147,555

$9.75	$8.52	$9.48	$10.20	$9.81	$9.60	$9.90

$—	$8.51	$9.47	$10.21	$9.80	$9.60	$9.91	**

$9.75	$8.52	$9.49	$10.20	$9.81	$9.62	$9.89

$—	$—	$—	$10.16	$—	$—	$—

$—	$—	$—	$10.20	$—	$—	$—

0.50%	2.00%	2.00%	5.75%	2.00%	2.00%	2.00%

$9.80	$8.69	$9.67	$10.82	$10.01	$9.80	$10.10

$32,071,864	$132,231,953	$21,921,746	$1,235,426,788	$31,368,583	$37,783,697	$11,208,599

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2018

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$18,853,035	$171,911,187
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	218,510	2,663,532
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	13	25,647
Prepaid and other expenses	8,094	10,393

Total Assets	19,079,652	174,610,759

Liabilities:
Distributions payable	20,621	201,576
Payable for investments purchased	—	—
Payable for capital shares redeemed	227,336	272,826
Accrued expenses and other payables:
Investment advisory fees	5,564	50,201
Administration fees	1,268	11,439
Audit fees	1,155	9,402
Compliance service fees	81	203
Distribution (12b-1) fees	1,521	10,382
Printing fees	588	4,935
Transfer agent fees	888	7,201
Other fees	3,169	13,879

Total Liabilities	262,191	582,044

Net Assets	$18,817,461	$174,028,715

Net Assets Consist of:
Capital	$18,496,086	$173,256,119
Total distributable earnings	321,375	772,596

Net Assets	$18,817,461	$174,028,715

Net Assets
Class A Shares	$4,991,275	$36,857,143
Class C Shares	590,518	3,359,117
Institutional Shares	13,235,668	133,812,455

Total	$18,817,461	$174,028,715

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	470,106	3,533,899
Class C Shares	55,603	322,302
Institutional Shares	1,244,543	12,830,463

Total	1,770,252	16,686,664

Net Asset Value
Class A Shares - redemption price per share	$10.62	$10.43

Class C Shares - offering price per share*	$10.62	$10.42

Institutional Shares	$10.63	$10.43

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$10.84	$10.64

Investments at cost:
(a) Investments at cost - unaffiliated	$18,771,684	$169,939,689
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$77,059,030	$82,322,835	$78,608,788	$20,336,696	$253,584	$408,379
—	—	—	—	28,995,494	22,475,285
999,585	968,782	1,101,924	51,755	—	—
—	—	—	—	29,945	14,505
50,185	14	—	3,846	52	116
6,601	10,191	5,930	2,666	3,925	2,470

78,115,401	83,301,822	79,716,642	20,394,963	29,283,000	22,900,755

86,077	107,915	107,077	2,573	98	103
—	—	—	30,612	—	—
34,030	34,623	12,040	22,579	2,587	769

22,822	24,222	23,044	4,212	—	—
5,201	5,520	5,251	1,344	—	—
4,440	4,801	4,516	1,240	1,573	1,229
133	133	132	82	88	83
3,673	4,998	5,612	3,453	6,317	4,800
2,342	2,494	2,364	640	819	639
3,499	3,368	2,840	1,785	1,554	1,234
7,798	7,917	7,184	781	1,400	1,159

170,015	195,991	170,060	69,301	14,436	10,016

$77,945,386	$83,105,831	$79,546,582	$20,325,662	$29,268,564	$22,890,739

$78,199,395	$82,672,650	$78,873,750	$20,806,700	$29,399,706	$24,583,739
(254,009)	433,181	672,832	(481,038)	(131,142)	(1,693,000)

$77,945,386	$83,105,831	$79,546,582	$20,325,662	$29,268,564	$22,890,739

$13,863,649	$20,842,244	$23,832,658	$12,467,770	$28,469,879	$21,714,765
991,340	843,958	725,612	1,051,280	575,968	427,247
63,090,397	61,419,629	54,988,312	6,806,612	222,717	748,727

$77,945,386	$83,105,831	$79,546,582	$20,325,662	$29,268,564	$22,890,739

1,287,477	1,828,475	2,451,914	1,173,122	2,356,694	1,772,251
92,106	74,052	74,623	99,773	48,623	36,234
5,899,451	5,389,785	5,650,763	632,332	18,293	60,968

7,279,034	7,292,312	8,177,300	1,905,227	2,423,610	1,869,453

$10.77	$11.40	$9.72	$10.63	$12.08	$12.25

$10.76	$11.40	$9.72	$10.54	$11.85	$11.79

$10.69	$11.40	$9.73	$10.76	$12.17	$12.28

2.00%	2.00%	2.00%	5.75%	5.75%	5.75%

$10.99	$11.63	$9.92	$11.28	$12.82	$13.00

$76,741,164	$81,552,375	$78,133,652	$19,793,755	$253,584	$408,379
$—	$—	$—	$—	$25,912,241	$19,442,664

Sterling Capital Funds
Statements of Operations
For the year Ended September 30, 2018

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Dividend income	7,263,861	7,153,652
Foreign tax withholding	—	—

Total investment income	7,263,861	7,153,652

Expenses:
Investment advisory fees (See Note 6)	1,418,500	4,954,466
Administration fees (See Note 6)	253,589	569,469
Distribution fees - Class A Shares (See Note 6)	84,604	81,466
Distribution fees - Class C Shares (See Note 6)	9,284	43,474
Distribution fees - Class R Shares (See Note 6)	—	11
Compliance service fees (See Note 6)	2,945	6,921
Trustee fees	25,306	58,572
Accounting and out-of-pocket fees	11,727	18,949
Audit fees	25,794	57,972
Custodian fees	14,865	33,322
Fund accounting fees (See Note 6)	23,642	53,084
Interest expense (See Note 8)	—	—
Legal fees	33,900	77,863
Printing fees	18,974	46,068
Registration fees	42,656	59,683
Transfer agent fees (See Note 6)	71,578	512,383
Other fees	25,296	47,491

Total expenses before waivers	2,062,660	6,621,194
Less expenses waived by the Investment Advisor (See Note 6)	—	—
Less expenses waived by the Administrator (See Note 6)	(54,966)	(130,510)

Net expenses	2,007,694	6,490,684

Net investment income (loss)	5,256,167	662,968

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	28,260,872	47,322,662
Written options	—	—
Foreign currency transactions	—	—
Change in unrealized appreciation/depreciation on:
Investments	(421,809)	2,857,171
Written options	—	—
Foreign currency transactions	—	—

Total realized and unrealized gain (loss)	27,839,063	50,179,833

Change in net assets from operations	$33,095,230	$50,842,801

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund

4,485,260	$13,591,072	43,812,236	3,473,840	61,463	920,377
(501)	(7,624)	(523,803)	(274,052)	(588)	(3,138)

4,484,759	13,583,448	43,288,433	3,199,788	60,875	917,239

1,389,188	7,586,696	8,838,157	506,433	64,721	475,877
186,239	938,949	1,292,670	67,906	7,439	54,690
22,572	842,861	834,437	1,680	8,142	266
1,832	1,457,811	2,182,705	617	14,200	14
252	1,325	16,236	—	—	—
2,289	11,425	16,008	1,097	489	1,092
18,264	96,005	132,122	6,784	770	5,641
14,157	28,729	38,914	33,483	2,772	4,982
18,958	95,494	131,839	6,877	682	5,548
10,928	55,030	75,657	31,142	436	3,221
17,365	87,539	120,520	6,330	693	5,099
—	—	3,020	204	—	—
24,836	128,417	178,104	8,964	1,107	7,605
14,475	75,103	101,213	5,374	1,217	4,783
35,035	99,382	74,643	7,655	3,099	20,571
62,339	770,964	1,313,882	17,684	8,960	47,919
20,565	71,678	97,112	20,729	3,482	8,169

1,839,294	12,347,408	15,447,239	722,959	118,209	645,477
—	—	—	(168,811)	(22,698)	—
(48,013)	(118,528)	(160,073)	(13,082)	—	—

1,791,281	12,228,880	15,287,166	541,066	95,511	645,477

2,693,478	1,354,568	28,001,267	2,658,722	(34,636)	271,762

25,196,365	94,144,139	155,810,534	3,061,628	35,926	4,739,674
—	484,147	321,432	—	—	—
—	—	—	(76,103)	—	—

(15,060,171)	89,731,290	46,082,607	(6,854,855)	672,203	52,071
—	323,969	62,202	—	—	—
—	—	—	(5,967)	—	—

10,136,194	184,683,545	202,276,775	(3,875,297)	708,129	4,791,745

$12,829,672	$186,038,113	$230,278,042	$(1,216,575)	$673,493	$5,063,507

Sterling Capital Funds
Statements of Operations
For the year Ended September 30, 2018

	Sterling Capital Stratton Real Estate Fund	Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund
Investment Income:
Interest income	—	$—	$770,972	$2,657,279
Dividend income	$2,788,374	16,734,204	13,908	24,918

Total investment income	2,788,374	16,734,204	784,880	2,682,197

Expenses:
Investment advisory fees (See Note 6)	530,148	10,761,717	76,354	306,819
Administration fees (See Note 6)	74,183	1,018,450	30,719	82,222
Distribution fees - Class A Shares (See Note 6)	795	2,800	14,186	12,407
Distribution fees - Class C Shares (See Note 6)	791	1,102	—	12,743
Distribution fees - Class R Shares (See Note 6)	—	—	—	—
Compliance service fees (See Note 6)	1,335	13,327	797	1,432
Trustee fees	7,804	103,589	3,265	8,080
Accounting and out-of-pocket fees	4,900	31,870	22,000	29,362
Audit fees	7,320	105,815	3,154	8,355
Custodian fees	4,344	60,211	1,865	4,850
Fund accounting fees (See Note 6)	6,915	94,956	2,863	7,671
Interest expense (See Note 8)	51	—	—	4
Legal fees	10,307	140,270	4,263	11,303
Printing fees	6,555	78,502	2,683	6,332
Registration fees	24,467	45,741	27,881	30,141
Transfer agent fees (See Note 6)	63,507	926,464	11,598	31,991
Other fees	9,831	52,398	6,729	9,512

Total expenses before waivers	753,253	13,437,212	208,357	563,224
Less expenses waived by the Investment Advisor (See Note 6)	—	(429,913)	(38,177)	(102,273)
Less expenses waived by the Administrator (See Note 6)	—	—	—	—

Net expenses	753,253	13,007,299	170,180	460,951

Net investment income	2,035,121	3,726,905	614,700	2,221,246

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,932,979	106,702,424	(53,414)	(189,432)
Change in unrealized appreciation/depreciation on investments	433,930	(17,527,452)	(14,558)	(983,819)

Total realized and unrealized gain	3,366,909	89,174,972	(67,972)	(1,173,251)

Change in net assets from operations	$5,402,030	$92,901,877	$546,728	$1,047,995

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$538,103	$37,689,641	$1,078,404	$1,348,587	$343,049
6,284	363,010	5,639	6,168	6,107

544,387	38,052,651	1,084,043	1,354,755	349,156

66,115	4,301,010	99,378	133,645	42,479
16,621	935,098	22,842	30,721	9,765
12,010	181,063	981	122	9,793
5,108	74,289	424	332	15
—	46	—	—	—
604	11,699	683	786	520
1,720	94,532	2,354	3,239	1,029
9,047	88,416	16,482	23,552	6,728
1,702	94,557	2,327	3,137	996
975	55,471	1,330	1,808	571
1,549	87,183	2,130	2,864	910
—	—	26	22	—
7,482	135,277	3,291	4,445	1,351
1,811	73,413	2,092	2,590	1,244
16,982	56,692	15,039	15,996	9,971
7,589	658,362	6,552	8,361	3,499
5,183	67,157	5,547	5,815	3,485

154,498	6,914,265	181,478	237,435	92,356

(2,541)	(1,383,726)	—	(15,274)	—

—	(147,010)	—	—	—

151,957	5,383,529	181,478	222,161	92,356

392,430	32,669,122	902,565	1,132,594	256,800

(131,836)	(6,406,390)	(123,986)	(144,404)	70,740

(550,383)	(34,574,914)	(883,886)	(1,096,353)	(478,198)

(682,219)	(40,981,304)	(1,007,872)	(1,240,757)	(407,458)

$(289,789)	$(8,312,182)	$(105,307)	$(108,163)	$(150,658)

Sterling Capital Funds
Statements of Operations
For the year Ended September 30, 2018

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$588,267	$5,407,365
Dividend income - unaffiliated	7,044	41,883
Dividend income - affiliated*	—	—

Total investment income	595,311	5,449,248

Expenses:
Investment advisory fees (See Note 6)	75,313	631,224
Administration fees (See Note 6)	17,317	145,120
Distribution fees - Class A Shares (See Note 6)	13,560	102,189
Distribution fees - Class C Shares (See Note 6)	6,310	39,548
Compliance service fees (See Note 6)	615	2,241
Trustee fees	1,865	15,431
Accounting and out-of-pocket fees	7,027	21,405
Audit fees	1,778	14,798
Custodian fees	1,001	8,375
Fund accounting fees (See Note 6)	1,614	13,526
Interest expense (See Note 8)	—	—
Legal fees	2,410	22,935
Printing fees	1,780	10,856
Registration fees	12,880	12,149
Transfer agent fees (See Note 6)	6,785	56,376
Other fees	4,630	13,731

Total expenses before waivers	154,885	1,109,904
Less expenses waived by the Investment Advisor (See Note 6)	—	—

Net expenses	154,885	1,109,904

Net investment income	440,426	4,339,344

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments - unaffiliated	293,987	11,029
Investments - affiliated	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	(986,187)	(6,002,811)

Total realized and unrealized gain	(692,200)	(5,991,782)

Change in net assets from operations	$(251,774)	$(1,652,438)

      * This dividend income is derived from affiliates other than controlled companies.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$2,235,936	$2,488,357	$2,504,330	$—	$—	$—
26,954	19,935	17,479	918,650	5,738	3,934
—	—	—	—	701,026	507,680

2,262,890	2,508,292	2,521,809	918,650	706,764	511,614

298,309	317,513	300,562	57,349	75,417	58,984
68,579	73,005	69,101	18,460	—	—
38,170	59,031	69,373	34,143	73,300	56,127
12,880	8,771	7,262	11,156	7,022	4,162
1,276	1,325	1,280	630	704	637
7,271	7,819	7,342	1,963	2,548	1,987
13,796	13,193	12,155	2,031	2,063	1,910
6,990	7,471	7,063	1,911	2,472	1,928
3,997	4,226	4,025	1,083	1,410	1,105
6,392	6,804	6,441	1,721	2,263	1,770
—	—	—	—	28	52
9,451	10,158	9,596	2,579	3,414	2,666
5,585	5,818	5,574	1,964	2,726	2,349
10,757	14,630	15,708	17,926	14,387	16,087
28,527	27,895	23,335	14,129	11,830	9,785
7,836	8,890	8,385	5,412	5,035	4,849

519,816	566,549	547,202	172,457	204,619	164,398
—	—	—	(2,302)	(75,416)	(58,984)

519,816	566,549	547,202	170,155	129,203	105,414

1,743,074	1,941,743	1,974,607	748,495	577,561	406,200

(17,226)	107,829	124,013	139,840	441	67
—	—	—	—	233,478	201,380
—	—	—	—	757,415	758,611
(2,585,296)	(3,023,583)	(2,851,084)	(390,086)	(419,774)	(185,060)

(2,602,522)	(2,915,754)	(2,727,071)	(250,246)	571,560	774,998

$(859,448)	$(974,011)	$(752,464)	$498,249	$1,149,121	$1,181,198

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$5,256,167	$6,076,557
Net realized gain (loss)	28,260,872	19,515,133
Change in unrealized appreciation/depreciation	(421,809)	25,080,854

Change in net assets from operations	33,095,230	50,672,544

Distributions to Shareholders*:
Class A	(990,196)	(491,567)
Class B	—	(643)
Class C	(21,258)	(8,310)
Institutional Class	(6,190,611)	(4,597,729)
Class R	—	—
Class R6	(2,717,325)	—

Change in net assets from shareholder distributions	$(9,919,390)	$(5,098,249)

Capital Transactions:
Change in net assets from capital transactions	(17,023,853)	(11,005,526)

Change in net assets	6,151,987	34,568,769

Net Assets:
Beginning of year	306,827,488	272,258,719

End of year	312,979,475	306,827,488

      *Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Mid Value		Behavioral Small Cap		Special Opportunities
Fund		Value Equity Fund		Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017	2018	2017

$662,968	$859,274	$2,693,478	$1,965,199	$1,354,568	$1,013,494
47,322,662	36,656,141	25,196,365	11,740,082	94,628,286	93,847,885
2,857,171	53,440,681	(15,060,171)	24,476,737	90,055,259	72,606,728

50,842,801	90,956,096	12,829,672	38,182,018	186,038,113	167,468,107

(1,456,516)	(991,131)	(376,877)	(48,544)	(28,254,937)	(6,462,864)
—	(7,484)	—	(127)	—	(26,525)
(215,133)	(179,472)	(6,737)	(1,321)	(14,014,589)	(3,913,050)
(30,863,123)	(17,545,255)	(9,282,877)	(1,042,074)	(54,218,748)	(10,812,975)
(80)	(6)	(1,463)	(1)	(31,772)	(8,322)
—	—	—	—	(3)	—

$(32,534,852)	$(18,723,348)	$(9,667,954)	$(1,092,067)	$(96,520,049)	$(21,223,736)

(45,226,819)	10,626,377	17,982,337	14,214,014	(33,823,588)	(121,666,902)

(26,918,870)	82,859,125	21,144,055	51,303,965	55,694,476	24,577,469

670,734,174	587,875,049	217,908,265	166,604,300	1,146,242,300	1,121,664,831

643,815,304	670,734,174	239,052,320	217,908,265	1,201,936,776	1,146,242,300

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income (loss)	$28,001,267	$29,168,293
Net realized gain (loss)	156,131,966	145,082,928
Change in unrealized appreciation/depreciation	46,144,809	66,729,281

Change in net assets from operations	230,278,042	240,980,502

Distributions to Shareholders**:
Class A	(36,580,437)	(8,685,632)
Class B	—	(4,371)
Class C	(22,777,251)	(3,262,746)
Institutional Class	(108,613,745)	(21,027,721)
Class R	(380,583)	(54,242)
Class R6	(3,308,989)	—

Change in net assets from shareholder distributions	(171,661,005)	(33,034,712)

Capital Transactions:
Change in net assets from capital transactions	47,058,558	(326,246,229)

Change in net assets	105,675,595	(118,300,439)

Net Assets:
Beginning of period	1,567,210,785	1,685,511,224

End of period	$1,672,886,380	$1,567,210,785

      * Commencement of operations was October 3, 2016.

      **Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Behavioral International		SMID		Stratton Mid Cap
Equity Fund		Opportunities Fund		Value Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017*	2018	2017

$ 2,658,722	$1,914,461	$(34,636)	$(2,567)	$271,762	$202,233
2,985,525	2,312,708	35,926	151,598	4,739,674	2,543,953
(6,860,822)	11,631,146	672,203	1,092,348	52,071	8,606,305

(1,216,575)	15,858,315	673,493	1,241,379	5,063,507	11,352,491

(18,632)	(5,337)	(67,906)	(1,611)	(3,985)	(375)
—	—	—	—	—	—
(1,747)	(451)	(23,727)	—	(45)	(5)
(3,136,628)	(1,170,042)	(97,308)	(4,317)	(2,556,507)	(379,324)
—	—	—	—	—	—
—	—	—	—	—	—

(3,157,007)	(1,175,830)	(188,941)	(5,928)	(2,560,537)	(379,704)

4,887,175	(2,592,999)	(1,165,195)	8,676,432	(1,980,103)	(8,367,488)

513,593	12,089,486	(680,643)	9,911,883	522,867	2,605,299

82,445,020	70,355,534	9,911,883	—	66,138,798	63,533,499

$82,958,613	$82,445,020	$9,231,240	$9,911,883	$66,661,665	$66,138,798

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$2,035,121	$2,122,913
Net realized gain	2,932,979	2,939,296
Change in unrealized appreciation/depreciation	433,930	(4,404,129)

Change in net assets from operations	5,402,030	658,080

Distributions to Shareholders*:
Class A	(14,105)	(11,005)
Class C	(2,786)	(1,463)
Institutional Class	(4,544,554)	(7,361,695)

Change in net assets from shareholder distributions	(4,561,445)	(7,374,163)

Capital Transactions:
Change in net assets from capital transactions	(5,285,085)	(1,541,548)
Redemption Fees	—	—

Change in net assets	(4,444,500)	(8,257,631)
Net Assets:
Beginning of period	96,565,589	104,823,220

End of period	$92,121,089	$96,565,589

      *Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Stratton Small Cap		Ultra Short
Value Fund		Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017

$3,726,905	$2,337,308	$614,700	$424,144
106,702,424	82,152,610	(53,414)	5,950
(17,527,452)	147,809,607	(14,558)	118,167

92,901,877	232,299,525	546,728	548,261

(49,681)	(8,602)	(90,901)	(71,543)
(9,281)	(3,494)	—	—
(103,370,613)	(63,427,909)	(602,875)	(630,638)

(103,429,575)	(63,440,005)	(693,776)	(702,181)

125,085,570	(197,746,684)	(11,394,380)	(21,737,857)
—	1,457	—	—

114,557,872	(28,885,707)	(11,541,428)	(21,891,777)

1,184,610,737	1,213,496,444	38,541,609	60,433,386

$1,299,168,609	$1,184,610,737	$27,000,181	$38,541,609

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$2,221,246	$1,092,466
Net realized gain (loss)	(189,432)	(87,137)
Change in unrealized appreciation/depreciation	(983,819)	33,904

Change in net assets from operations	1,047,995	1,039,233

Distributions to Shareholders*:
Class A	(125,174)	(156,953)
Class B	—	—
Class C	(22,585)	(29,145)
Institutional Class	(2,667,343)	(1,953,116)
Class R	—	—
Class R6	—	—

Change in net assets from shareholder distributions	(2,815,102)	(2,139,214)

Capital Transactions:
Change in net assets from capital transactions	59,370,236	(10,733,229)

Change in net assets	57,603,129	(11,833,210)
Net Assets:
Beginning of period	74,758,638	86,591,848

End of period	$132,361,767	$74,758,638

*Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Intermediate U.S.		Total Return		Corporate
Government Fund		Bond Fund		Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017	2018	2017

$392,430	$422,930	$32,669,122	$21,373,848	$902,565	$936,402
(131,836)	(326)	(6,406,390)	1,138,610	(123,986)	191,973
(550,383)	(716,174)	(34,574,914)	(9,697,355)	(883,886)	(442,237)

(289,789)	(293,570)	(8,312,182)	12,815,103	(105,307)	686,138

(129,138)	(126,044)	(2,065,674)	(1,963,457)	(14,226)	(13,808)
—	(281)	—	(2,480)	—	—
(9,904)	(8,445)	(156,059)	(160,528)	(1,207)	(1,129)
(445,387)	(415,985)	(29,603,997)	(25,297,071)	(1,073,071)	(1,036,045)
—	—	(248)	(136)	—	—
—	—	(4,164,355)	—	—	—

(584,429)	(550,755)	(35,990,333)	(27,423,672)	(1,088,504)	(1,050,982)

1,265,840	(3,464,355)	186,165,642	303,638,901	2,595,179	(2,002,949)

391,622	(4,308,680)	141,863,127	289,030,332	1,401,368	(2,367,793)

22,407,205	26,715,885	1,076,692,024	787,661,692	29,886,212	32,254,005

$22,798,827	$22,407,205	$1,218,555,151	$1,076,692,024	$31,287,580	$29,886,212

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$1,132,594	$980,679
Net realized gain (loss)	(144,404)	20,227
Change in unrealized appreciation/depreciation	(1,096,353)	(532,285)

Change in net assets from operations	(108,163)	468,621

Distributions to Shareholders*:
Class A	(1,330)	(3,640)
Class C	(696)	(620)
Institutional Class	(1,178,896)	(1,149,450)

Change in net assets from shareholder distributions	(1,180,922)	(1,153,710)

Capital Transactions:
Change in net assets from capital transactions	(1,232,768)	(6,434,806)

Change in net assets	(2,521,853)	(7,119,895)
Net Assets:
Beginning of period	39,660,909	46,780,804

End of period	$37,139,056	$39,660,909

      *Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital		Sterling Capital
Kentucky		Maryland		North Carolina
Intermediate		Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund		Tax-Free Fund

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017	2018	2017

$256,800	$272,123	$440,426	$568,603	$4,339,344	$4,576,412
70,740	32,828	293,987	90,250	11,029	(1,316,007)
(478,198)	(326,097)	(986,187)	(730,718)	(6,002,811)	(3,866,576)

(150,658)	(21,146)	(251,774)	(71,865)	(1,652,438)	(606,171)

(87,277)	(141,113)	(134,728)	(159,348)	(912,555)	(1,155,319)
(26)	(72)	(11,004)	(13,124)	(58,619)	(89,200)
(202,693)	(294,771)	(425,743)	(611,052)	(3,366,222)	(4,041,255)

(289,996)	(435,956)	(571,475)	(783,524)	(4,337,396)	(5,285,774)

(305,281)	(401,512)	(3,795,441)	(7,668,981)	(10,412,980)	(19,198,010)

(745,935)	(858,614)	(4,618,690)	(8,524,370)	(16,402,814)	(25,089,955)

12,100,052	12,958,666	23,436,151	31,960,521	190,431,529	215,521,484

$11,354,117	$12,100,052	$18,817,461	$23,436,151	$174,028,715	$190,431,529

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$1,743,074	$1,761,642
Net realized gain	(17,226)	(582,808)
Change in unrealized appreciation/depreciation	(2,585,296)	(1,138,430)

Change in net assets from operations	(859,448)	40,404

Distributions to Shareholders*:
Class A	(283,214)	(304,811)
Class C	(14,253)	(17,784)
Institutional Class	(1,445,607)	(1,448,996)

Change in net assets from shareholder distributions	(1,743,074)	(1,771,591)

Capital Transactions:
Change in net assets from capital transactions	(6,469,460)	(4,461,832)

Change in net assets	(9,071,982)	(6,193,019)
Net Assets:
Beginning of period	87,017,368	93,210,387

End of period	$77,945,386	$87,017,368

      *Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Virginia		West Virginia
Intermediate		Intermediate
Tax-Free Fund		Tax-Free Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017

$1,941,743	$2,248,949	$1,974,607	$2,147,703
107,829	(421,377)	124,013	104,033
(3,023,583)	(2,441,251)	(2,851,084)	(2,037,191)

(974,011)	(613,679)	(752,464)	214,545

(463,739)	(835,282)	(627,314)	(850,733)
(10,664)	(20,715)	(10,940)	(14,265)
(1,467,336)	(2,263,627)	(1,439,698)	(1,732,476)

(1,941,739)	(3,119,624)	(2,077,952)	(2,597,474)

(13,174,353)	(16,896,699)	(8,062,488)	(9,913,424)

(16,090,103)	(20,630,002)	(10,892,904)	(12,296,353)

99,195,934	119,825,936	90,439,486	102,735,839

$83,105,831	$99,195,934	$79,546,582	$90,439,486

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
From Investment Activities:
Operations:
Net investment income	$748,495	$1,288,920
Net realized gain (loss)	139,840	271,905
Change in unrealized appreciation/depreciation	(390,086)	(530,011)

Change in net assets from operations	498,249	1,030,814

Distributions to Shareholders*:
Class A	(523,412)	(567,986)
Class B	—	(2,237)
Class C	(34,796)	(34,231)
Institutional Class	(330,547)	(671,189)

Change in net assets from shareholder distributions	(888,755)	(1,275,643)

Capital Transactions:
Change in net assets from capital transactions	(3,155,120)	(18,719,549)

Change in net assets	(3,545,626)	(18,964,378)
Net Assets:
Beginning of period	23,871,288	42,835,666

End of period	$20,325,662	$23,871,288

      *Distribution classification for the year ended September 30, 2017 can be found in Note 2.

See accompanying Notes to the Financial Statements.

Sterling Capital		Sterling Capital
Strategic Allocation		Strategic Allocation
Balanced Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2018	2017	2018	2017

$577,561	$424,352	$406,200	$239,723
991,334	265,964	960,058	145,557
(419,774)	2,692,215	(185,060)	2,709,231

1,149,121	3,382,531	1,181,198	3,094,511

(651,806)	(429,055)	(466,835)	(234,587)
—	(1,247)	—	(931)
(11,239)	(5,300)	(5,908)	(2,531)
(3,510)	(2,002)	(16,605)	(9,486)

(666,555)	(437,604)	(489,348)	(247,535)

(2,290,246)	(4,900,160)	(1,735,373)	(2,316,008)

(1,807,680)	(1,955,233)	(1,043,523)	530,968

31,076,244	33,031,477	23,934,262	23,403,294

$29,268,564	$31,076,244	$22,890,739	$23,934,262

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$695,001	$674,247
Distributions reinvested	967,715	478,214
Value of shares redeemed	(4,387,955)	(2,979,194)

Change in net assets from Class A Share transactions	(2,725,239)	(1,826,733)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	639
Value of shares redeemed	—	(226,941)

Change in net assets from Class B Share transactions[2]	—	(226,302)
Class C Shares:
Proceeds from shares issued	10,788	131,224
Distributions reinvested	19,650	7,399
Value of shares redeemed	(176,181)	(247,106)

Change in net assets from Class C Share transactions	(145,743)	(108,483)
Institutional Shares:
Proceeds from shares issued	8,002,945	15,314,059
Distributions reinvested	6,159,674	4,569,679
Value of shares redeemed	(286,588,176)	(28,727,746)

Change in net assets from Institutional Share transactions	(272,425,557)	(8,844,008)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Class R6 Shares:
Proceeds from shares issued	271,539,471	—
Distributions reinvested	2,717,326	—
Value of shares redeemed	(15,984,111)	—

Change in net assets from Class R6 Share transactions	258,272,686	—

Change in net assets from capital transactions	$(17,023,853)	$(11,005,526)

Share Transactions:
Class A Shares:
Issued[1]	31,995	35,125
Reinvested	44,503	24,525
Redeemed	(202,109)	(154,626)

Change in Class A Shares	(125,611)	(94,976)
Class B Shares:
Issued	—	—
Reinvested	—	34
Redeemed	—	(12,048)

Change in Class B Shares[2]	—	(12,014)
Class C Shares:
Issued	511	7,005
Reinvested	929	394
Redeemed	(8,454)	(12,907)

Change in Class C Shares	(7,014)	(5,508)
Institutional Shares:
Issued	362,623	786,049
Reinvested	282,164	232,754
Redeemed	(13,335,368)	(1,488,771)

Change in Institutional Shares.	(12,690,581)	(469,968)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Class R6 Shares:
Issued	12,642,561	—
Reinvested	123,904	—
Redeemed	(724,941)	—

Change in Class R6 Shares	12,041,524	—

Change in Shares	(781,682)	(582,466)

1Includes 1,751, 1,887, 278, 8,666 shares and $33,961, $33,910, $4,737, 203,123 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Behavioral Large Cap Value Fund, the Sterling Capital Mid Value Fund, the Sterling Capital Behavioral Small Cap Value Fund, and the Sterling Capital Special Opportunities Fund, respectively.

2Class B Shares of the Funds closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$1,890,208	$4,343,902	$455,475	$709,058	$26,916,779	$36,743,182
1,413,723	946,688	368,244	46,754	27,232,699	6,033,116
(6,664,281)	(7,180,262)	(1,517,076)	(1,958,445)	(88,609,565)	(95,968,887)

(3,360,350)	(1,889,672)	(693,357)	(1,202,633)	(34,460,087)	(53,192,589)

—	2,970	—	—	—	4,346
—	7,483	—	129	—	26,333
—	(299,115)	—	(127,631)	—	(1,733,762)

—	(288,662)	—	(127,502)	—	(1,703,083)

316,302	556,357	19,222	14,347	9,116,398	14,125,863
199,111	144,501	6,576	1,289	13,385,364	3,641,709
(815,506)	(2,150,491)	(38,465)	(252,227)	(36,254,964)	(69,306,861)

(300,093)	(1,449,633)	(12,667)	(236,591)	(13,753,202)	(51,539,289)

135,204,402	111,117,696	18,628,260	33,280,116	109,653,337	133,167,163
30,067,843	16,510,873	9,153,125	1,026,322	45,402,061	9,057,456
(487,070,043)	(113,375,498)	(191,104,113)	(18,556,309)	(476,418,274)	(157,492,117)

(321,797,798)	14,253,071	(163,322,728)	15,750,129	(321,362,876)	(15,267,498)

1,271	1,273	28,634	30,622	155,088	376,666
80	—	1,463	—	31,773	3,361
(9)	—	(1,112)	(11)	(289,447)	(344,470)

1,342	1,273	28,985	30,611	(102,586)	35,557

294,949,675	—	187,352,514	—	352,969,195	—
—	—	—	—	—	—
(14,719,595)	—	(5,370,410)	—	(17,114,032)	—

280,230,080	—	181,982,104	—	335,855,163	—

$(45,226,819)	$10,626,377	$17,982,337	$14,214,014	$(33,823,588)	$(121,666,902)

98,778	241,699	24,245	41,055	1,086,976	1,609,590
76,171	53,942	20,113	2,658	1,157,456	275,825
(347,539)	(398,892)	(81,894)	(112,752)	(3,579,537)	(4,179,557)

(172,590)	(103,251)	(37,536)	(69,039)	(1,335,105)	(2,294,142)

—	179	—	—	—	224
—	471	—	7	—	1,406
—	(18,447)	—	(7,665)	—	(89,431)

—	(17,797)	—	(7,658)	—	(87,801)

18,696	34,326	1,061	864	441,714	724,893
12,067	9,146	375	76	678,899	194,308
(48,148)	(132,565)	(2,164)	(14,914)	(1,742,917)	(3,507,612)

(17,385)	(89,093)	(728)	(13,974)	(622,304)	(2,588,411)

7,022,935	6,085,489	996,647	1,956,248	4,229,093	5,517,811
1,594,947	929,668	495,180	57,919	1,836,334	396,534
(25,293,509)	(6,255,862)	(10,649,128)	(1,073,596)	(18,865,288)	(6,621,904)

(16,675,627)	759,295	(9,157,301)	940,571	(12,799,861)	(707,559)

69	72	1,601	1,763	6,177	16,897
5	—	80	—	1,335	152
(1)	—	(59)	(1)	(11,754)	(15,056)

73	72	1,622	1,762	(4,242)	1,993

15,457,973	—	10,427,613	—	14,092,446	—
—	—	—	—	—	—
(750,728)	—	(285,270)	—	(650,786)	—

14,707,245	—	10,142,343	—	13,441,660	—

(2,158,284)	549,226	948,400	851,662	(1,319,852)	(5,675,920)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$17,261,515	$48,847,040
Distributions reinvested	34,930,386	7,782,389
Value of shares redeemed	(95,382,911)	(230,002,765)

Change in net assets from Class A Share transactions	(43,191,010)	(173,373,336)
Class B Shares:
Proceeds from shares issued	—	770
Distributions reinvested	—	4,275
Value of shares redeemed	—	(1,485,282)

Change in net assets from Class B Share transactions[2]	—	(1,480,237)
Class C Shares:
Proceeds from shares issued	10,292,839	9,106,010
Distributions reinvested	22,170,768	3,019,207
Value of shares redeemed	(65,951,870)	(82,332,579)

Change in net assets from Class C Share transactions	(33,488,263)	(70,207,362)
Institutional Shares:
Proceeds from shares issued	199,599,403	247,053,532
Distributions reinvested	91,165,619	17,810,637
Value of shares redeemed	(455,884,460)	(347,435,423)

Change in net assets from Institutional Share transactions	(165,119,438)	(82,571,254)
Class R Shares:
Proceeds from shares issued	168,020	1,451,626
Distributions reinvested	380,583	54,243
Value of shares redeemed	(1,773,434)	(119,909)

Change in net assets from Class R Share transactions	(1,224,831)	1,385,960
Class R6 Shares:
Proceeds from shares issued	303,183,215	—
Distributions reinvested	3,308,989	—
Value of shares redeemed	(16,410,104)	—

Change in net assets from Class R6 Share transactions	290,082,100	—

Change in net assets from capital transactions	$47,058,558	$(326,246,229)

Share Transactions:
Class A Shares:
Issued[1]	832,543	2,573,771
Reinvested	1,729,173	398,999
Redeemed	(4,607,856)	(11,799,496)

Change in Class A Shares	(2,046,140)	(8,826,726)
Class B Shares:
Issued	—	40
Reinvested	—	226
Redeemed	—	(77,845)

Change in Class B Shares[2]	—	(77,579)
Class C Shares:
Issued	501,096	483,859
Reinvested	1,109,613	156,743
Redeemed	(3,214,105)	(4,278,567)

Change in Class C Shares	(1,603,396)	(3,637,965)
Institutional Shares:
Issued	9,619,889	12,693,555
Reinvested	4,497,406	907,290
Redeemed	(22,736,323)	(18,052,683)

Change in Institutional Shares	(8,619,028)	(4,451,838)
Class R Shares:
Issued	8,149	76,183
Reinvested	18,990	2,778
Redeemed	(86,486)	(6,124)

Change in Class R Shares	(59,347)	72,837

Class R6 Shares:
Issued	15,336,819	—
Reinvested	158,621	—
Redeemed	(788,118)	—

Change in Class R6 Shares	14,707,322	—

Change in Shares	2,379,411	(16,921,271)

* Commencement of operations was October 3, 2016.

1Includes 4,692 shares and $91,822 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Equity Income Fund.

2Class B Shares of the Sterling Capital Equity Income Fund closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund		Sterling Capital Stratton Mid Cap Value Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017*	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$548,941	$92,688	$1,043,516	$4,430,264	$6,558	$81,511
18,535	5,263	67,890	1,331	3,985	375
(207,111)	(28,072)	(2,399,337)	(812,537)	(15,201)	(6,574)

360,365	69,879	(1,287,931)	3,619,058	(4,658)	75,312

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

3,957	28,100	241,260	1,613,608	—	—
1,747	451	23,727	—	—	—
(38)	(26,807)	(280,538)	(373,570)	—	—

5,666	1,744	(15,551)	1,240,038	—	—

3,376,195	125,675	317,828	4,607,084	2,447,622	836,470
2,644,718	886,316	97,308	4,026	2,411,974	361,848
(67,284,550)	(3,676,613)	(276,849)	(793,774)	(6,835,041)	(9,641,118)

(61,263,637)	(2,664,622)	138,287	3,817,336	(1,975,445)	(8,442,800)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

65,784,781	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

65,784,781	—	—	—	—	—

$4,887,175	$(2,592,999)	$(1,165,195)	$8,676,432	$(1,980,103)	$(8,367,488)

46,928	8,840	88,686	419,022	97	1,383
1,571	550	5,887	127	59	6
(17,810)	(2,603)	(207,677)	(75,383)	(229)	(106)

30,689	6,787	(113,104)	343,766	(73)	1,283

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

329	2,840	20,618	154,551	—	—
149	47	2,064	—	—	—
(3)	(2,697)	(23,963)	(33,328)	—	—

475	190	(1,281)	121,223	—	—

277,788	11,739	27,509	453,247	35,437	13,831
224,238	92,711	8,450	384	35,512	6,147
(5,740,263)	(361,180)	(23,400)	(74,676)	(100,081)	(161,321)

(5,238,237)	(256,730)	12,559	378,955	(29,132)	(141,343)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

5,614,888	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

5,614,888	—	—	—	—	—

407,815	(249,753)	(101,826)	843,944	(29,205)	(140,060)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$199,930	$202,166
Distributions reinvested	12,636	10,702
Value of shares redeemed	(118,705)	(18,317)

Change in net assets from Class A Share transactions	93,861	194,551
Class C Shares:
Proceeds from shares issued	38,003	45,614
Distributions reinvested	2,786	1,259
Value of shares redeemed	(8,746)	(1,266)

Change in net assets from Class C Share transactions	32,043	45,607
Institutional Shares:
Proceeds from shares issued	6,722,737	13,015,551
Distributions reinvested	4,044,383	6,438,662
Value of shares redeemed	(16,178,109)	(21,235,919)

Change in net assets from Institutional Share transactions	(5,410,989)	(1,781,706)

Change in net assets from capital transactions	$(5,285,085)	$(1,541,548)

Share Transactions:
Class A Shares:
Issued	5,304	5,445
Reinvested	341	296
Redeemed	(3,210)	(493)

Change in Class A Shares	2,435	5,248
Class C Shares:
Issued	1,049	1,239
Reinvested	75	35
Redeemed	(247)	(36)

Change in Class C Shares	877	1,238
Institutional Shares:
Issued	182,158	352,541
Reinvested	109,143	178,417
Redeemed	(449,637)	(572,330)

Change in Institutional Shares	(158,336)	(41,372)

Change in Shares	(155,024)	(34,886)

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$1,687,322	$394,368	$4,735,145	$2,194,481
44,946	8,601	77,021	64,325
(118,054)	—	(4,376,419)	(3,827,246)

1,614,214	402,969	435,747	(1,568,440)

3,625	65,685	—	—
9,282	3,494	—	—
(6,219)	(39,053)	—	—

6,688	30,126	—	—

292,065,741	172,185,996	7,550,761	10,080,208
82,688,186	45,985,577	540,774	535,956
(251,289,259)	(416,351,352)	(19,921,662)	(30,785,581)

123,464,668	(198,179,779)	(11,830,127)	(20,169,417)

$125,085,570	(197,746,684)	$(11,394,380)	$(21,737,857)

19,281	4,672	484,332	223,984
526	102	7,901	6,569
(1,352)	—	(448,147)	(390,838)

18,455	4,774	44,086	(160,285)

43	787	—	—
110	42	—	—
(71)	(461)	—	—

82	368	—	—

3,325,502	2,056,541	774,686	1,029,490
964,732	544,409	55,470	54,733
(2,864,279)	(4,936,706)	(2,043,410)	(3,143,484)

1,425,955	(2,335,756)	(1,213,254)	(2,059,261)

1,444,492	(2,330,614)	(1,169,168)	(2,219,546)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$470,987	$938,772
Distributions reinvested	110,645	126,305
Value of shares redeemed	(1,829,666)	(2,559,563)

Change in net assets from Class A Share transactions	(1,248,034)	(1,494,486)
Class B Shares:
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions[2]	—	—
Class C Shares:
Proceeds from shares issued	6,324	254,128
Distributions reinvested	19,529	18,328
Value of shares redeemed	(453,677)	(588,672)

Change in net assets from Class C Share transactions	(427,824)	(316,216)
Institutional Shares:
Proceeds from shares issued	83,320,675	29,138,991
Distributions reinvested	1,811,206	720,706
Value of shares redeemed	(24,085,787)	(38,782,224)

Change in net assets from Institutional Share transactions	61,046,094	(8,922,527)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Class R6 Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R6 Share transactions	—	—

Change in net assets from capital transactions	$59,370,236	$(10,733,229)

Share Transactions:
Class A Shares:
Issued[1]	55,182	107,646
Reinvested	12,910	14,490
Redeemed	(213,397)	(293,666)

Change in Class A Shares	(145,305)	(171,530)
Class B Shares:
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares[2]	—	—
Class C Shares:
Issued	738	29,219
Reinvested	2,280	2,103
Redeemed	(52,881)	(67,565)

Change in Class C Shares	(49,863)	(36,243)
Institutional Shares:
Issued	9,731,130	3,343,791
Reinvested	211,938	82,705
Redeemed	(2,808,942)	(4,450,157)

Change in Institutional Shares	7,134,126	(1,023,661)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Class R6 Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R6 Shares	—	—

Change in Shares	6,938,958	(1,231,434)

1Includes 1,325 and 380 shares and $13,207 and $4,018 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Intermediate U.S. Government Fund and the Sterling Capital Total Return Bond Fund, respectively.

2Class B Shares of the Sterling Capital Intermediate U.S. Government Fund and the Sterling Capital Total Return Fund closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$32,004	$111,043	$14,575,793	$31,854,988	$133,619	$37,468
122,083	112,816	1,992,744	1,806,087	14,122	13,500
(1,010,069)	(1,650,754)	(16,806,056)	(30,480,865)	(63,236)	(115,435)

(855,982)	(1,426,895)	(237,519)	3,180,210	84,505	(64,467)

—	223	—	1,773	—	—
—	(71,823)	—	(354,051)	—	—

—	(71,600)	—	(352,278)	—	—

7,656	53,587	2,517,014	2,182,694	—	—
9,886	8,353	122,808	123,885	1,206	1,110
(84,443)	(168,791)	(2,470,980)	(2,490,364)	—	(15,719)

(66,901)	(106,851)	168,842	(183,785)	1,206	(14,609)

8,934,794	2,646,464	377,719,394	476,910,643	9,455,433	4,062,269
82,950	116,820	16,766,290	15,532,066	1,071,268	1,031,909
(6,829,021)	(4,622,293)	(493,447,788)	(191,448,091)	(8,017,233)	(7,018,051)

2,188,723	(1,859,009)	(98,962,104)	300,994,618	2,509,468	(1,923,873)

—	—	30,426	—	—	—
—	—	248	136	—	—
—	—	(55)	—	—	—

—	—	30,619	136	—	—

—	—	298,303,123	—	—	—
—	—	4,164,349	—	—	—
—	—	(17,301,668)	—	—	—

—	—	285,165,804	—	—	—

$1,265,840	$(3,464,355)	$186,165,642	$303,638,901	$2,595,179	$(2,002,949)

3,302	11,119	1,399,318	3,017,726	13,427	3,678
12,647	11,321	192,297	171,241	1,414	1,326
(104,135)	(165,854)	(1,625,612)	(2,887,533)	(6,310)	(11,275)

(88,186)	(143,414)	(33,997)	301,434	8,531	(6,271)

—	22	—	168	—	—
—	(7,202)	—	(33,676)	—	—

—	(7,180)	—	(33,508)	—	—

787	5,375	242,058	206,244	—	—
1,026	840	11,835	11,728	120	109
(8,644)	(16,938)	(237,640)	(235,936)	—	(1,535)

(6,831)	(10,723)	16,253	(17,964)	120	(1,426)

934,128	265,519	36,365,096	45,239,726	960,307	399,391
8,580	11,712	1,613,303	1,471,267	107,332	101,294
(705,599)	(463,995)	(47,710,560)	(18,184,131)	(803,488)	(688,868)

237,109	(186,764)	(9,732,161)	28,526,862	264,151	(188,183)

—	—	2,972	—	—	—
—	—	24	13	—	—
—	—	(5)	—	—	—

—	—	2,991	13	—	—

—	—	28,894,822	—	—	—
—	—	405,977	—	—	—
—	—	(1,687,990)	—	—	—

—	—	27,612,809	—	—	—

142,092	(348,081)	17,865,895	28,776,837	272,802	(195,880)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$422	$17,906
Distributions reinvested	1,330	3,533
Value of shares redeemed	(75,841)	(301,975)

Change in net assets from Class A Share transactions	(74,089)	(280,536)
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	696	614
Value of shares redeemed	(546)	(6,227)

Change in net assets from Class C Share transactions	150	(5,613)
Institutional Shares:
Proceeds from shares issued	5,670,308	2,113,567
Distributions reinvested	1,144,285	1,137,751
Value of shares redeemed	(7,973,422)	(9,399,975)

Change in net assets from Institutional Share transactions	(1,158,829)	(6,148,657)

Change in net assets from capital transactions	$(1,232,768)	$(6,434,806)

Share Transactions:
Class A Shares:
Issued	43	1,816
Reinvested	136	356
Redeemed	(7,750)	(30,041)

Change in Class A Shares	(7,571)	(27,869)
Class C Shares:
Issued	—	—
Reinvested	71	62
Redeemed	(56)	(633)

Change in Class C Shares.	15	(571)
Institutional Shares:
Issued	586,820	213,092
Reinvested	117,388	114,458
Redeemed	(820,358)	(943,751)

Change in Institutional Shares	(116,150)	(616,201)

Change in Shares	(123,706)	(644,641)

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$12,851	$77,209	$208,485	$104,097	$2,537,656	$2,670,602
84,773	124,254	109,475	114,904	792,745	951,142
(378,208)	(331,819)	(939,490)	(762,604)	(10,459,959)	(8,946,496)

(280,584)	(130,356)	(621,530)	(543,603)	(7,129,558)	(5,324,752)

—	1,533	103,365	53,854	975,837	353,532
26	61	11,004	13,100	57,854	78,171
—	(19,711)	(127,076)	(221,816)	(2,130,630)	(1,778,404)

26	(18,117)	(12,707)	(154,862)	(1,096,939)	(1,346,701)

1,336,803	2,541,134	764,677	2,861,004	27,347,433	33,197,391
15,888	37,709	78,432	178,778	900,556	1,095,218
(1,377,414)	(2,831,882)	(4,004,313)	(10,010,298)	(30,434,472)	(46,819,166)

(24,723)	(253,039)	(3,161,204)	(6,970,516)	(2,186,483)	(12,526,557)

$(305,281)	$(401,512)	$(3,795,441)	$(7,668,981)	$(10,412,980)	$(19,198,010)

1,275	7,295	19,485	9,394	238,687	248,011
8,435	12,177	10,146	10,525	75,036	88,591
(37,818)	(32,517)	(87,455)	(70,107)	(987,278)	(833,304)

(28,108)	(13,045)	(57,824)	(50,188)	(673,555)	(496,702)

—	148	9,546	4,877	91,894	32,852
3	6	1,019	1,199	5,479	7,295
—	(1,906)	(11,840)	(20,135)	(201,199)	(165,600)

3	(1,752)	(1,275)	(14,059)	(103,826)	(125,453)

133,119	247,367	70,464	260,773	2,587,873	3,099,533
1,582	3,698	7,262	16,336	85,310	102,014
(138,001)	(275,956)	(372,473)	(911,570)	(2,874,906)	(4,363,035)

(3,300)	(24,891)	(294,747)	(634,461)	(201,723)	(1,161,488)

(31,405)	(39,688)	(353,846)	(698,708)	(979,104)	(1,783,643)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,214,300	$648,471
Distributions reinvested	275,293	266,413
Value of shares redeemed	(3,992,034)	(3,424,373)

Change in net assets from Class A Share transactions	(1,502,441)	(2,509,489)
Class C Shares:
Proceeds from shares issued	9,569	375,128
Distributions reinvested	14,215	16,331
Value of shares redeemed	(432,827)	(723,675)

Change in net assets from Class C Share transactions	(409,043)	(332,216)
Institutional Shares:
Proceeds from shares issued	14,435,688	16,394,614
Distributions reinvested	378,336	345,285
Value of shares redeemed	(19,372,000)	(18,360,026)

Change in net assets from Institutional Share transactions	(4,557,976)	(1,620,127)

Change in net assets from capital transactions	$(6,469,460)	$(4,461,832)

Share Transactions:
Class A Shares:
Issued	202,414	58,854
Reinvested	25,275	24,130
Redeemed	(366,316)	(310,299)

Change in Class A Shares	(138,627)	(227,315)
Class C Shares:
Issued	868	34,231
Reinvested	1,305	1,480
Redeemed	(39,796)	(65,819)

Change in Class C Shares	(37,623)	(30,108)
Institutional Shares:
Issued	1,328,951	1,498,678
Reinvested	34,972	31,477
Redeemed	(1,790,163)	(1,684,343)

Change in Institutional Shares	(426,240)	(154,188)

Change in Shares	(602,490)	(411,611)

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$127,607	$528,328	$489,092	$720,477
402,911	680,708	565,984	687,934
(6,408,355)	(7,343,890)	(6,439,300)	(8,091,281)

(5,877,837)	(6,134,854)	(5,384,224)	(6,682,870)

1,074	16,637	12,856	10,000
10,205	18,579	10,940	11,695
(75,043)	(233,626)	(12,951)	(81,644)

(63,764)	(198,410)	10,845	(59,949)

7,846,063	16,571,968	9,470,740	10,716,379
197,739	449,673	136,406	312,834
(15,276,554)	(27,585,076)	(12,296,255)	(14,199,818)

(7,232,752)	(10,563,435)	(2,689,109)	(3,170,605)

$(13,174,353)	$(16,896,699)	$(8,062,488)	$(9,913,424)

11,053	44,688	49,296	71,330
34,924	58,264	57,489	68,957
(553,854)	(626,811)	(655,601)	(812,178)

(507,877)	(523,859)	(548,816)	(671,891)

93	1,425	1,309	978
885	1,593	1,111	1,173
(6,455)	(19,991)	(1,321)	(8,105)

(5,477)	(16,973)	1,099	(5,954)

679,539	1,420,477	961,065	1,069,141
17,156	38,531	13,819	31,393
(1,326,202)	(2,364,171)	(1,249,228)	(1,419,137)

(629,507)	(905,163)	(274,344)	(318,603)

(1,142,861)	(1,445,995)	(822,061)	(996,448)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$623,110	$1,747,062
Distributions reinvested	514,960	508,624
Value of shares redeemed	(3,226,948)	(2,587,858)

Change in net assets from Class A Share transactions	(2,088,878)	(332,172)
Class B Shares:
Distributions reinvested	—	2,230
Value of shares redeemed	—	(224,406)

Change in net assets from Class B Share transactions[2]	—	(222,176)
Class C Shares:
Proceeds from shares issued	5,041	436,323
Distributions reinvested	34,796	25,726
Value of shares redeemed	(127,071)	(458,425)

Change in net assets from Class C Share transactions	(87,234)	3,624
Institutional Shares:
Proceeds from shares issued	3,391,639	2,563,776
Distributions reinvested	288,712	593,471
Value of shares redeemed	(4,659,359)	(21,326,072)

Change in net assets from Institutional Share transactions	(979,008)	(18,168,825)

Change in net assets from capital transactions	$(3,155,120)	$(18,719,549)

Share Transactions:
Class A Shares:
Issued[1]	58,371	163,312
Reinvested	48,139	47,637
Redeemed	(301,022)	(241,353)

Change in Class A Shares	(194,512)	(30,404)
Class B Shares:
Reinvested	—	211
Redeemed	—	(20,951)

Change in Class B Shares[2]	—	(20,740)
Class C Shares:
Issued	467	41,109
Reinvested	3,281	2,430
Redeemed	(11,968)	(43,317)

Change in Class C Shares.	(8,220)	222
Institutional Shares:
Issued	309,419	235,780
Reinvested	26,648	55,329
Redeemed	(432,816)	(1,967,676)

Change in Institutional Shares	(96,749)	(1,676,567)

Change in Shares	(299,481)	(1,727,489)

1Includes 4,169, 1,478, 992 shares and $45,151, $16,779, $11,136, for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Diversified Income Fund, the Sterling Capital Strategic Allocation Balanced Fund, and the Sterling Capital Strategic Allocation Growth Fund, respectively.

2Class B Shares of the Funds closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund

For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017

$773,902	$773,282	$298,745	$770,418
650,429	420,490	465,075	231,090
(3,606,861)	(5,819,188)	(2,544,309)	(2,782,419)

(2,182,530)	(4,625,416)	(1,780,489)	(1,780,911)

—	1,247	—	931
—	(267,509)	—	(340,392)

—	(266,262)	—	(339,461)

7,916	100,614	26,390	32,456
11,239	5,294	5,540	2,396
(237,097)	(133,952)	(22,952)	(112,371)

(217,942)	(28,044)	8,978	(77,519)

114,410	50,806	31,181	37,599
3,510	2,003	16,607	9,485
(7,694)	(33,247)	(11,650)	(165,201)

110,226	19,562	36,138	(118,117)

$(2,290,246)	$(4,900,160)	$(1,735,373)	$(2,316,008)

64,193	69,675	24,657	70,463
53,984	37,993	38,281	21,422
(299,224)	(523,782)	(209,052)	(253,617)

(181,047)	(416,114)	(146,114)	(161,732)

—	118	—	91
—	(24,586)	—	(32,351)

—	(24,468)	—	(32,260)

671	8,871	2,250	3,094
949	498	472	235
(20,240)	(11,935)	(1,960)	(10,723)

(18,620)	(2,566)	762	(7,394)

9,385	4,673	2,571	3,411
290	179	1,364	873
(632)	(2,919)	(947)	(14,966)

9,043	1,933	2,988	(10,682)

(190,624)	(441,215)	(142,364)	(212,068)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2018	$20.71	0.31	1.91	2.22	(0.44)	(0.19)	(0.63)
Year Ended September 30, 2017	$17.68	0.36	2.97	3.33	(0.30)	—	(0.30)
Year Ended September 30, 2016	$16.53	0.27	1.15	1.42	(0.27)	—	(0.27)
Year Ended September 30, 2015	$17.24	0.22	(0.69)	(0.47)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$14.16	0.18	3.06	3.24	(0.16)	—	(0.16)
Sterling Capital Mid Value Fund
Year Ended September 30, 2018	$18.72	(0.03)	1.23	1.20	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.71	(0.02)	2.56	2.54	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.97	0.02	2.06	2.08	—	(3.34)	(3.34)
Year Ended September 30, 2015	$19.33	0.06	(0.14)	(0.08)	(0.11)	(1.17)	(1.28)
Year Ended September 30, 2014	$18.78	0.05	1.76	1.81	(0.06)	(1.20)	(1.26)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2018	$18.39	0.17	0.86	1.03	(0.12)	(0.65)	(0.77)
Year Ended September 30, 2017	$15.19	0.12	3.17	3.29	(0.09)	—	(0.09)
Year Ended September 30, 2016	$14.04	0.18	1.15	1.33	(0.17)	(0.01)	(0.18)
Year Ended September 30, 2015	$14.34	0.18	0.16	0.34	(0.20)	(0.44)	(0.64)
Year Ended September 30, 2014	$15.25	0.11	0.93	1.04	(0.08)	(1.87)	(1.95)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2018	$24.51	0.01	3.93	3.94	(0.14)	(1.94)	(2.08)
Year Ended September 30, 2017	$21.53	0.02	3.37	3.39	—	(0.41)	(0.41)
Year Ended September 30, 2016	$22.96	—	1.88	1.88	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.33	(0.06)	0.89	0.83	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.38	(0.02)	4.26	4.24	(0.01)	(2.28)	(2.29)
Sterling Capital Equity Income Fund
Year Ended September 30, 2018	$20.84	0.34	2.66	3.00	(0.34)	(1.95)	(2.29)
Year Ended September 30, 2017	$18.30	0.34	2.59	2.93	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2016	$17.35	0.31	2.05	2.36	(0.31)	(1.10)	(1.41)
Year Ended September 30, 2015	$18.94	0.31	(1.06)	(0.75)	(0.33)	(0.51)	(0.84)
Year Ended September 30, 2014	$18.14	0.34	1.40	1.74	(0.31)	(0.63)	(0.94)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$22.30	10.87%	$33,126	0.87%	1.44%	0.87%	127.89%
$20.71	18.94%	$33,358	0.89%	1.87%	0.89%	144.85%
$17.68	8.66%	$30,159	1.01%	1.58%	1.15%	145.53%
$16.53	(2.81)%	$31,079	1.06%	1.25%	1.16%	135.05%
$17.24	22.96%	$34,395	1.06%	1.09%	1.16%	113.75%

$19.08	6.54%	$30,857	1.17%	(0.16)%	1.17%	34.62%
$18.72	15.42%	$33,503	1.15%	(0.09)%	1.15%	24.83%
$16.71	13.07%	$31,625	1.18%	0.15%	1.18%	25.45%
$17.97	(0.69)%	$34,792	1.19%	0.29%	1.19%	30.61%
$19.33	9.91%	$41,403	1.18%	0.26%	1.18%	27.30%

$18.65	5.69%	$8,711	1.03%	0.91%	1.03%	89.85%
$18.39	21.65%	$9,281	1.05%	0.72%	1.10%	109.05%
$15.19	9.52%	$8,714	1.13%	1.29%	1.21%	120.42%
$14.04	2.20%	$13,261	1.25%	1.18%	1.25%	101.99%
$14.34	7.09%	$9,681	1.24%	0.74%	1.24%	68.50%

$26.37	17.16%	$334,687	1.11%	0.05%	1.11%	22.78%
$24.51	15.97%	$343,873	1.12%	0.07%	1.12%	18.92%
$21.53	8.57%	$351,467	1.17%	0.02%	1.22%	27.32%
$22.96	3.75%	$264,294	1.22%	(0.25)%	1.22%	26.98%
$23.33	21.71%	$364,368	1.21%	(0.11)%	1.21%	32.35%

$21.55	15.28%	$316,245	1.02%	1.66%	1.02%	19.49%
$20.84	16.19%	$348,427	1.03%	1.78%	1.03%	16.93%
$18.30	14.50%	$467,470	1.21%	1.78%	1.21%	20.64%
$17.35	(4.16)%	$478,393	1.21%	1.66%	1.21%	27.53%
$18.94	9.76%	$714,457	1.20%	1.79%	1.20%	16.13%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2018	$11.75	0.37	(0.52)	(0.15)	(0.32)	(0.11)	(0.43)
Year Ended September 30, 2017	$9.68	0.25	1.96	2.21	(0.14)	—	(0.14)
Year Ended September 30, 2016	$9.22	0.21	0.46	0.67	(0.21)	—	(0.21)
November 28, 2014 to September 30, 2015(d)	$10.00	0.18	(0.94)	(0.76)	(0.02)	—	(0.02)
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2018	$11.75	(0.05)	0.98	0.93	(0.06)	(0.18)	(0.24)
October 3, 2016 to September 30, 2017(d)	$10.00	— (e)	1.76	1.76	(0.01)	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2018	$66.23	0.10	4.85	4.95	(0.15)	(2.29)	(2.44)
Year Ended September 30, 2017	$55.87	0.02	10.65	10.67	(0.04)	(0.27)	(0.31)
Period Ended September 30, 2016	$52.55	(0.02)	3.34	3.32	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	0.05	0.44	0.49	(0.13)	(1.78)	(1.91)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2018	$37.04	0.74	1.50	2.24	(0.49)	(1.22)	(1.71)
Year Ended September 30, 2017	$39.67	0.75	(0.54)	0.21	(1.09)	(1.75)	(2.84)
Period Ended September 30, 2016	$36.00	0.57	3.58	4.15	(0.48)	—	(0.48)
November 16, 2015 to December 31, 2015(d)	$34.90	0.15	1.42	1.57	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2018	$89.91	0.12	6.49	6.61	(0.10)	(7.69)	(7.79)
Year Ended September 30, 2017	$78.34	— (e)	15.72	15.72	(0.05)	(4.10)	(4.15)
Period Ended September 30, 2016	$69.90	(0.02)	8.46	8.44	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	0.05	(0.81)	(0.76)	(0.05)	(1.00)	(1.05)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2018	$9.79	0.14	(0.02)	0.12	(0.16)	—	(0.16)
Year Ended September 30, 2017	$9.82	0.07	0.03	0.10	(0.13)	—	(0.13)
Year Ended September 30, 2016	$9.87	0.07	0.03	0.10	(0.15)	—	(0.15)
Year Ended September 30, 2015	$9.94	0.04	(0.02)	0.02	(0.09)	—	(0.09)
Year Ended September 30, 2014	$9.98	0.05	(0.03)	0.02	(0.06)	—	(0.06)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.17	(1.47)%	$828	0.90%	3.17%	1.10%	96.65%
$11.75	23.19%	$510	0.93%	2.38%	1.19%	91.65%
$9.68	7.24%	$354	1.05%	2.26%	1.36%	125.35%
$9.22	(7.57)%	$531	1.28%	2.16%	1.44%	133.50%

$12.44	8.07%	$2,870	1.04%	(0.39)%	1.29%	45.64%
$11.75	17.59%	$4,038	1.04%	(0.03)%	1.66%	37.97%

$68.74	7.54%	$107	1.20%	0.15%	1.20%	14.47%
$66.23	19.16%	$108	1.16%	0.03%	1.16%	12.19%
$55.87	6.32%	$19	1.20%	(0.04)%	1.22%	11.16%
$52.55	1.00%	$1	0.91%	0.72%	0.91%	19.28%

$37.57	6.17%	$398	1.07%	2.04%	1.07%	8.34%
$37.04	0.90%	$302	1.04%	2.03%	1.05%	13.52%
$39.67	11.50%	$115	1.08%	1.93%	1.11%	18.43%
$36.00	4.54%	$1	0.86%	3.30%	0.86%	15.47%

$88.73	7.71%	$2,160	1.28%	0.14%	1.32%	15.51%
$89.91	20.43%	$529	1.31%	0.01%	1.31%	7.04%
$78.34	12.07%	$87	1.33%	(0.04)%	1.33%	3.42%
$69.90	(1.03)%	$1	1.33%	0.58%	1.33%	6.33%

$9.75	1.20%	$5,074	0.66%	1.39%	0.76%	74.56%
$9.79	1.00%	$4,663	0.68%	0.71%	0.78%	59.57%
$9.82	0.99%	$6,250	0.71%	0.72%	0.80%	43.02%
$9.87	0.25%	$8,295	0.78%	0.43%	0.80%	66.19%
$9.94	0.21%	$11,184	0.73%	0.51%	0.73%	79.98%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2018	$8.69	0.16	(0.11)	0.05	(0.22)	—	—		(0.22)
Year Ended September 30, 2017	$8.81	0.10	(0.01)	0.09	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$8.86	0.10	0.07	0.17	(0.22)	—	—		(0.22)
Year Ended September 30, 2015	$9.07	0.10	(0.05)	0.05	(0.26)	—	—		(0.26)
Year Ended September 30, 2014	$9.24	0.14	(0.04)	0.10	(0.27)	—	—		(0.27)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2018	$9.91	0.17	(0.34)	(0.17)	(0.26)	—	—		(0.26)
Year Ended September 30, 2017	$10.24	0.15	(0.27)	(0.12)	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$10.18	0.13	0.11	0.24	(0.18)	—	—		(0.18)
Year Ended September 30, 2015	$10.19	0.13	0.05	0.18	(0.19)	—	—		(0.19)
Year Ended September 30, 2014	$10.29	0.14	0.09	0.23	(0.33)	—	—		(0.33)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2018	$10.59	0.27	(0.36)	(0.09)	(0.30)	—	—		(0.30)
Year Ended September 30, 2017	$10.81	0.23	(0.15)	0.08	(0.30)	—	—		(0.30)
Year Ended September 30, 2016	$10.53	0.26	0.34	0.60	(0.32)	—	—		(0.32)
Year Ended September 30, 2015	$10.66	0.28	(0.06)	0.22	(0.35)	—	—		(0.35)
Year Ended September 30, 2014	$10.52	0.31	0.21	0.52	(0.37)	(0.01)	—		(0.38)
Sterling Capital Corporate Fund
Year Ended September 30, 2018	$10.25	0.29	(0.37)	(0.08)	(0.29)	(0.07)	—		(0.36)
Year Ended September 30, 2017	$10.37	0.29	(0.08)	0.21	(0.29)	(0.04)	—		(0.33)
Year Ended September 30, 2016	$10.10	0.28	0.27	0.55	(0.28)	—	—		(0.28)
Year Ended September 30, 2015	$10.25	0.29	(0.14)	0.15	(0.29)	(0.01)	—	(b)	(0.30)
Year Ended September 30, 2014	$10.15	0.31	0.20	0.51	(0.31)	(0.10)	—		(0.41)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2018	$9.94	0.25	(0.31)	(0.06)	(0.28)	—	—		(0.28)
Year Ended September 30, 2017	$10.10	0.21	(0.12)	0.09	(0.25)	—	—		(0.25)
Year Ended September 30, 2016	$9.98	0.19	0.16	0.35	(0.23)	—	—		(0.23)
Year Ended September 30, 2015	$9.90	0.20	0.13	0.33	(0.25)	—	—		(0.25)
Year Ended September 30, 2014	$9.85	0.22	0.11	0.33	(0.28)	—	—		(0.28)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.27	0.20	(0.34)	(0.14)	(0.20)	(0.03)	—		(0.23)
Year Ended September 30, 2017	$10.64	0.21	(0.23)	(0.02)	(0.21)	(0.14)	—		(0.35)
Year Ended September 30, 2016	$10.62	0.24	0.15	0.39	(0.24)	(0.13)	—		(0.37)
Year Ended September 30, 2015	$10.86	0.25	(0.06)	0.19	(0.25)	(0.18)	—		(0.43)
Year Ended September 30, 2014	$10.67	0.27	0.18	0.45	(0.26)	—	—		(0.26)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.02	0.20	(0.34)	(0.14)	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2017	$11.31	0.21	(0.21)	—	(0.21)	(0.08)	—		(0.29)
Year Ended September 30, 2016	$11.17	0.20	0.21	0.41	(0.20)	(0.07)	—		(0.27)
Year Ended September 30, 2015	$11.23	0.20	— (b)	0.20	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2014	$10.96	0.19	0.27	0.46	(0.19)	—	—		(0.19)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.52	0.55%	$4,393	0.68%	1.84%	0.78%	62.02%
$8.69	1.02%	$5,746	0.70%	1.11%	0.80%	78.77%
$8.81	1.98%	$7,332	0.74%	1.09%	0.81%	54.68%
$8.86	0.56%	$8,075	0.79%	1.17%	0.81%	55.74%
$9.07	1.13%	$10,468	0.76%	1.48%	0.80%	56.10%

$9.48	(1.73)%	$4,350	0.91%	1.73%	0.92%	40.85%
$9.91	(1.20)%	$5,418	0.87%	1.54%	0.91%	32.44%
$10.24	2.37%	$7,066	0.85%	1.24%	0.97%	49.39%
$10.18	1.81%	$7,625	0.91%	1.29%	0.98%	62.02%
$10.19	2.23%	$8,778	0.93%	1.41%	0.93%	35.74%

$10.20	(0.90)%	$68,982	0.70%	2.56%	0.82%	62.28%
$10.59	0.75%	$72,030	0.72%	2.13%	0.82%	64.07%
$10.81	5.84%	$70,257	0.74%	2.42%	0.84%	65.47%
$10.53	2.04%	$47,782	0.73%	2.63%	0.83%	41.37%
$10.66	5.03%	$38,929	0.81%	2.90%	0.83%	75.21%

$9.81	(0.80)%	$440	0.89%	2.94%	0.89%	66.82%
$10.25	2.07%	$372	0.88%	2.84%	0.88%	78.79%
$10.37	5.55%	$441	0.89%	2.77%	0.89%	83.88%
$10.10	1.51%	$348	0.88%	2.87%	0.88%	33.94%
$10.25	5.16%	$269	0.86%	3.04%	0.86%	105.03%

$9.60	(0.63)%	$18	0.83%	2.54%	0.87%	19.17%
$9.94	0.89%	$94	0.85%	2.06%	0.89%	34.72%
$10.10	3.60%	$377	0.84%	1.89%	0.88%	43.63%
$9.98	3.39%	$124	0.84%	2.01%	0.88%	19.85%
$9.90	3.38%	$87	0.85%	2.20%	0.88%	98.34%

$9.90	(1.44)%	$3,647	0.93%	1.95%	0.93%	20.37%
$10.27	(0.19)%	$4,072	0.93%	2.01%	0.96%	17.93%
$10.64	3.69%	$4,358	0.91%	2.25%	1.02%	16.44%
$10.62	1.80%	$4,532	0.95%	2.37%	1.04%	17.34%
$10.86	4.31%	$4,615	0.97%	2.47%	0.97%	11.13%

$10.62	(1.23)%	$4,991	0.88%	1.89%	0.88%	31.12%
$11.02	0.00%	$5,818	0.86%	1.88%	0.90%	5.89%
$11.31	3.71%	$6,537	0.86%	1.75%	0.96%	14.36%
$11.17	1.79%	$6,865	0.90%	1.82%	0.96%	18.38%
$11.23	4.26%	$6,763	0.94%	1.74%	0.94%	19.90%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.78	0.24	(0.35)	(0.11)	(0.24)	—	(0.24)
Year Ended September 30, 2017	$11.08	0.23	(0.27)	(0.04)	(0.22)	(0.04)	(0.26)
Year Ended September 30, 2016	$10.97	0.23	0.17	0.40	(0.23)	(0.06)	(0.29)
Year Ended September 30, 2015	$10.98	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.74	0.24	0.24	0.48	(0.24)	—	(0.24)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.10	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)
Year Ended September 30, 2017	$11.30	0.20	(0.20)	—	(0.20)	—	(0.20)
Year Ended September 30, 2016	$11.14	0.20	0.20	0.40	(0.20)	(0.04)	(0.24)
Year Ended September 30, 2015	$11.14	0.21	0.02	0.23	(0.21)	(0.02)	(0.23)
Year Ended September 30, 2014	$10.85	0.22	0.29	0.51	(0.22)	—	(0.22)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.76	0.23	(0.36)	(0.13)	(0.23)	—	(0.23)
Year Ended September 30, 2017	$12.13	0.23	(0.28)	(0.05)	(0.23)	(0.09)	(0.32)
Year Ended September 30, 2016	$11.98	0.24	0.19	0.43	(0.24)	(0.04)	(0.28)
Year Ended September 30, 2015	$12.06	0.25	(0.01)	0.24	(0.25)	(0.07)	(0.32)
Year Ended September 30, 2014	$11.79	0.24	0.27	0.51	(0.24)	—	(0.24)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.04	0.21	(0.31)	(0.10)	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2017	$10.27	0.21	(0.18)	0.03	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2016	$10.14	0.21	0.18	0.39	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2015	$10.16	0.21	0.01	0.22	(0.21)	(0.03)	(0.24)
Year Ended September 30, 2014	$9.90	0.21	0.26	0.47	(0.21)	—	(0.21)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2018	$10.79	0.35	(0.10)	0.25	(0.41)	—	(0.41)
Year Ended September 30, 2017	$10.82	0.41	(0.03)	0.38	(0.41)	—	(0.41)
Year Ended September 30, 2016	$10.21	0.33	0.65	0.98	(0.37)	—	(0.37)
Year Ended September 30, 2015	$10.59	0.26	(0.40)	(0.14)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$9.95	0.22	0.65	0.87	(0.23)	—	(0.23)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2018	$11.89	0.23	0.23	0.46	(0.27)	—	(0.27)
Year Ended September 30, 2017	$10.82	0.15	1.08	1.23	(0.16)	—	(0.16)
Year Ended September 30, 2016	$10.31	0.17	0.55	0.72	(0.21)	—	(0.21)
Year Ended September 30, 2015	$10.66	0.13	(0.33)	(0.20)	(0.15)	—	(0.15)
Year Ended September 30, 2014	$9.77	0.17	0.90	1.07	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2018	$11.90	0.21	0.39	0.60	(0.25)	—	(0.25)
Year Ended September 30, 2017	$10.53	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended September 30, 2016	$9.99	0.14	0.57	0.71	(0.17)	—	(0.17)
Year Ended September 30, 2015	$10.39	0.07	(0.37)	(0.30)	(0.10)	—	(0.10)
Year Ended September 30, 2014	$9.35	0.12	1.06	1.18	(0.14)	—	(0.14)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.43	(1.06)%	$36,857	0.79%	2.23%	0.79%	22.06%
$10.78	(0.31)%	$45,357	0.79%	2.09%	0.83%	25.92%
$11.08	3.69%	$52,130	0.80%	2.08%	0.90%	10.05%
$10.97	2.28%	$45,940	0.84%	2.19%	0.91%	16.80%
$10.98	4.55%	$48,426	0.91%	2.25%	0.91%	11.67%

$10.77	(1.15)%	$13,864	0.80%	1.85%	0.80%	27.71%
$11.10	0.01%	$15,832	0.81%	1.78%	0.84%	31.17%
$11.30	3.59%	$18,683	0.82%	1.78%	0.92%	2.69%
$11.14	2.11%	$16,802	0.86%	1.93%	0.93%	12.53%
$11.14	4.76%	$17,748	0.93%	2.02%	0.93%	15.51%

$11.40	(1.14)%	$20,842	0.80%	1.96%	0.80%	21.08%
$11.76	(0.39)%	$27,481	0.80%	1.93%	0.84%	23.25%
$12.13	3.65%	$34,691	0.81%	1.99%	0.91%	16.18%
$11.98	1.98%	$36,672	0.85%	2.08%	0.92%	16.01%
$12.06	4.39%	$41,130	0.91%	2.04%	0.91%	20.48%

$9.72	(0.98)%	$23,833	0.80%	2.14%	0.80%	17.53%
$10.04	0.28%	$30,134	0.81%	2.08%	0.85%	21.00%
$10.27	3.92%	$37,720	0.82%	2.05%	0.92%	11.31%
$10.14	2.19%	$35,279	0.85%	2.12%	0.92%	10.34%
$10.16	4.82%	$35,190	0.91%	2.14%	0.91%	21.09%

$10.63	2.38%	$12,468	0.79%	3.25%	0.80%	48.19%
$10.79	3.57%	$14,754	0.77%	3.84%	0.77%	43.86%
$10.82	9.87%	$15,126	0.64%	3.17%	0.72%	67.18%
$10.21	(1.40)%	$14,321	0.45%	2.45%	0.70%	126.46%
$10.59	8.81%	$15,589	0.45%	2.11%	0.70%	8.67%

$12.08	3.88%	$28,470	0.41%	1.93%	0.66%	14.41%
$11.89	11.46%	$30,181	0.42%	1.37%	0.67%	0.80%
$10.82	7.02%	$31,951	0.40%	1.65%	0.65%	5.19%
$10.31	(1.92)%	$34,047	0.40%	1.16%	0.65%	49.24%
$10.66	11.05%	$35,437	0.39%	1.64%	0.64%	5.70%

$12.25	5.08%	$21,715	0.44%	1.73%	0.69%	17.81%
$11.90	14.24%	$22,836	0.44%	1.04%	0.69%	1.92%
$10.53	7.22%	$21,912	0.43%	1.34%	0.68%	5.95%
$9.99	(2.93)%	$22,848	0.42%	0.69%	0.67%	58.40%
$10.39	12.65%	$23,709	0.41%	1.23%	0.66%	8.60%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2018	$20.13	0.15	1.86	2.01	(0.28)	(0.19)	(0.47)
Year Ended September 30, 2017	$17.20	0.21	2.87	3.08	(0.15)	—	(0.15)
Year Ended September 30, 2016	$16.09	0.14	1.12	1.26	(0.15)	—	(0.15)
Year Ended September 30, 2015	$16.79	0.09	(0.67)	(0.58)	(0.12)	—	(0.12)
Year Ended September 30, 2014	$13.81	0.05	3.00	3.05	(0.07)	—	(0.07)
Sterling Capital Mid Value Fund
Year Ended September 30, 2018	$16.76	(0.15)	1.09	0.94	—	(0.84)	(0.84)
Year Ended September 30, 2017	$15.12	(0.14)	2.31	2.17	—	(0.53)	(0.53)
Year Ended September 30, 2016	$16.67	(0.09)	1.88	1.79	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.06	(0.08)	(0.13)	(0.21)	(0.01)	(1.17)	(1.18)
Year Ended September 30, 2014	$17.72	(0.07)	1.63	1.56	(0.02)	(1.20)	(1.22)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2018	$17.69	0.03	0.82	0.85	—	(0.65)	(0.65)
Year Ended September 30, 2017	$14.70	(0.02)	3.07	3.05	(0.06)	—	(0.06)
Year Ended September 30, 2016	$13.60	0.07	1.11	1.18	(0.07)	(0.01)	(0.08)
Year Ended September 30, 2015	$13.87	0.06	0.15	0.21	(0.04)	(0.44)	(0.48)
Year Ended September 30, 2014	$14.88	— (d)	0.92	0.92	(0.06)	(1.87)	(1.93)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2018	$20.88	(0.14)	3.29	3.15	(0.11)	(1.94)	(2.05)
Year Ended September 30, 2017	$18.54	(0.13)	2.88	2.75	—	(0.41)	(0.41)
Year Ended September 30, 2016	$20.34	(0.14)	1.65	1.51	—	(3.31)	(3.31)
Year Ended September 30, 2015	$20.95	(0.20)	0.79	0.59	—	(1.20)	(1.20)
Year Ended September 30, 2014	$19.55	(0.17)	3.85	3.68	—	(2.28)	(2.28)
Sterling Capital Equity Income Fund
Year Ended September 30, 2018	$20.66	0.19	2.62	2.81	(0.18)	(1.95)	(2.13)
Year Ended September 30, 2017	$18.14	0.20	2.56	2.76	(0.22)	(0.02)	(0.24)
Year Ended September 30, 2016	$17.21	0.18	2.03	2.21	(0.18)	(1.10)	(1.28)
Year Ended September 30, 2015	$18.80	0.17	(1.06)	(0.89)	(0.19)	(0.51)	(0.70)
Year Ended September 30, 2014	$18.01	0.19	1.40	1.59	(0.17)	(0.63)	(0.80)
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2018	$11.64	0.25	(0.48)	(0.23)	(0.24)	(0.11)	(0.35)
Year Ended September 30, 2017	$9.62	0.15	1.96	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2016	$9.18	0.17	0.42	0.59	(0.15)	—	(0.15)
November 28, 2014 to September 30, 2015(e)	$10.00	0.19	(0.99)	(0.80)	(0.02)	—	(0.02)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$21.67	10.11%	$887	1.62%	0.69%	1.62%	127.89%
$20.13	18.00%	$966	1.64%	1.12%	1.64%	144.85%
$17.20	7.87%	$919	1.76%	0.81%	1.90%	145.53%
$16.09	(3.52)%	$805	1.81%	0.52%	1.91%	135.05%
$16.79	22.09%	$534	1.81%	0.34%	1.92%	113.75%

$16.86	5.72%	$4,097	1.92%	(0.91)%	1.92%	34.62%
$16.76	14.58%	$4,363	1.90%	(0.87)%	1.90%	24.83%
$15.12	12.22%	$5,282	1.93%	(0.61)%	1.93%	25.45%
$16.67	(1.43)%	$5,309	1.94%	(0.41)%	1.94%	30.61%
$18.06	9.12%	$4,661	1.94%	(0.40)%	1.94%	27.30%

$17.89	4.88%	$180	1.78%	0.17%	1.78%	89.85%
$17.69	20.73%	$191	1.80%	(0.10)%	1.85%	109.05%
$14.70	8.68%	$364	1.88%	0.52%	1.98%	120.42%
$13.60	1.37%	$330	2.00%	0.45%	2.00%	101.99%
$13.87	6.38%	$312	1.99%	(0.01)%	1.99%	68.50%

$21.98	16.27%	$144,100	1.86%	(0.70)%	1.86%	22.78%
$20.88	15.08%	$149,892	1.87%	(0.68)%	1.87%	18.92%
$18.54	7.76%	$181,061	1.92%	(0.73)%	1.97%	27.32%
$20.34	2.99%	$143,597	1.98%	(0.98)%	1.98%	26.98%
$20.95	20.76%	$120,469	1.96%	(0.86)%	1.96%	32.35%

$21.34	14.41%	$207,659	1.77%	0.91%	1.77%	19.49%
$20.66	15.36%	$234,108	1.78%	1.03%	1.78%	16.93%
$18.14	13.66%	$271,598	1.96%	1.03%	1.96%	20.64%
$17.21	(4.92)%	$279,355	1.97%	0.91%	1.97%	27.53%
$18.80	8.98%	$315,948	1.95%	1.04%	1.95%	16.13%

$11.06	(2.18)%	$61	1.65%	2.15%	1.85%	96.65%
$11.64	22.19%	$59	1.68%	1.44%	1.94%	91.65%
$9.62	6.38%	$47	1.80%	1.83%	2.13%	125.35%
$9.18	(8.03)%	$28	2.03%	2.26%	2.19%	133.50%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2018	$11.67	(0.13)	0.96	0.83	(0.02)	(0.18)	(0.20)
October 3, 2016 to September 30, 2017(d)	$10.00	(0.09)	1.76	1.67	—	—	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2018	$65.40	(0.42)	4.77	4.35	—	(2.29)	(2.29)
Year Ended September 30, 2017	$55.55	(0.41)	10.53	10.12	—	(0.27)	(0.27)
Period Ended September 30, 2016	$52.54	(0.32)	3.33	3.01	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	—	0.45	0.45	(0.10)	(1.78)	(1.88)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2018	$36.91	0.51	1.45	1.96	(0.25)	(1.22)	(1.47)
Year Ended September 30, 2017	$39.50	0.43	(0.49)	(0.06)	(0.78)	(1.75)	(2.53)
Period Ended September 30, 2016	$35.97	0.34	3.58	3.92	(0.39)	—	(0.39)
November 16, 2015 to December 31, 2015(d)	$34.90	0.12	1.42	1.54	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2018	$88.75	(0.62)	6.48	5.86	—	(7.69)	(7.69)
Year Ended September 30, 2017	$77.88	(0.64)	15.61	14.97	—	(4.10)	(4.10)
Period Ended September 30, 2016	$69.88	(0.41)	8.41	8.00	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	(0.01)	(0.81)	(0.82)	(0.01)	(1.00)	(1.01)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2018	$8.69	0.09	(0.12)	(0.03)	(0.15)	—	(0.15)
Year Ended September 30, 2017	$8.80	0.03	—	0.03	(0.14)	—	(0.14)
Year Ended September 30, 2016	$8.85	0.03	0.07	0.10	(0.16)	—	(0.16)
Year Ended September 30, 2015	$9.07	0.04	(0.07)	(0.03)	(0.19)	—	(0.19)
Year Ended September 30, 2014	$9.24	0.06	(0.03)	0.03	(0.20)	—	(0.20)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$12.30	7.25%	$1,476	1.79%	(1.13)%	2.04%	45.64%
$11.67	16.70%	$1,414	1.79%	(0.80)%	2.38%	37.97%

$67.46	6.70%	$1	1.95%	(0.63)%	1.95%	14.47%
$65.40	18.27%	$1	1.89%	(0.68)%	1.89%	12.19%
$55.55	5.73%	$1	1.95%	(0.82)%	1.95%	11.16%
$52.54	0.91%	$1	1.64%	(0.01)%	1.64%	19.28%

$37.40	5.38%	$98	1.82%	1.41%	1.82%	8.34%
$36.91	0.16%	$64	1.79%	1.18%	1.80%	13.52%
$39.50	10.90%	$20	1.83%	1.21%	1.85%	18.43%
$35.97	4.45%	$1	1.59%	2.57%	1.59%	15.47%

$86.92	6.90%	$112	2.03%	(0.71)%	2.06%	15.51%
$88.75	19.55%	$107	2.06%	0.78%	2.06%	7.04%
$77.88	11.45%	$65	2.08%	(0.74)%	2.08%	3.42%
$69.88	(1.12)%	$1	2.06%	(0.15)%	2.06%	6.33%

$8.51	(0.32)%	$1,091	1.43%	1.07%	1.53%	62.02%
$8.69	0.38%	$1,546	1.45%	0.37%	1.55%	78.77%
$8.80	1.22%	$1,886	1.49%	0.35%	1.56%	54.68%
$8.85	(0.29)%	$2,415	1.55%	0.39%	1.57%	55.74%
$9.07	0.37%	$1,906	1.53%	0.69%	1.56%	56.10%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2018	$9.89	0.09	(0.32)	(0.23)	(0.19)	—	—		(0.19)
Year Ended September 30, 2017	$10.22	0.08	(0.28)	(0.20)	(0.13)	—	—		(0.13)
Year Ended September 30, 2016	$10.17	0.05	0.10	0.15	(0.10)	—	—		(0.10)
Year Ended September 30, 2015	$10.18	0.06	0.05	0.11	(0.12)	—	—		(0.12)
Year Ended September 30, 2014	$10.27	0.07	0.09	0.16	(0.25)	—	—		(0.25)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2018	$10.61	0.19	(0.37)	(0.18)	(0.22)	—	—		(0.22)
Year Ended September 30, 2017	$10.83	0.15	(0.15)	—	(0.22)	—	—		(0.22)
Year Ended September 30, 2016	$10.55	0.18	0.35	0.53	(0.25)	—	—		(0.25)
Year Ended September 30, 2015	$10.68	0.20	(0.06)	0.14	(0.27)	—	—		(0.27)
Year Ended September 30, 2014	$10.54	0.23	0.21	0.44	(0.29)	(0.01)	—		(0.30)
Sterling Capital Corporate Fund
Year Ended September 30, 2018	$10.23	0.22	(0.36)	(0.14)	(0.22)	(0.07)	—		(0.29)
Year Ended September 30, 2017	$10.35	0.21	(0.08)	0.13	(0.21)	(0.04)	—		(0.25)
Year Ended September 30, 2016	$10.09	0.21	0.26	0.47	(0.21)	—	—		(0.21)
Year Ended September 30, 2015	$10.24	0.22	(0.14)	0.08	(0.22)	(0.01)	—	(b)	(0.23)
Year Ended September 30, 2014	$10.15	0.24	0.18	0.42	(0.23)	(0.10)	—		(0.33)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2018	$9.93	0.19	(0.32)	(0.13)	(0.20)	—	—		(0.20)
Year Ended September 30, 2017	$10.09	0.13	(0.12)	0.01	(0.17)	—	—		(0.17)
Year Ended September 30, 2016	$9.97	0.12	0.16	0.28	(0.16)	—	—		(0.16)
Year Ended September 30, 2015	$9.89	0.13	0.13	0.26	(0.18)	—	—		(0.18)
Year Ended September 30, 2014	$9.84	0.16	0.11	0.27	(0.22)	—	—		(0.22)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.28	0.15	(0.34)	(0.19)	(0.15)	(0.03)	—		(0.18)
Year Ended September 30, 2017	$10.65	0.14	(0.22)	(0.08)	(0.15)	(0.14)	—		(0.29)
Year Ended September 30, 2016	$10.63	0.16	0.15	0.31	(0.16)	(0.13)	—		(0.29)
Year Ended September 30, 2015	$10.86	0.17	(0.05)	0.12	(0.17)	(0.18)	—		(0.35)
Year Ended September 30, 2014	$10.67	0.19	0.18	0.37	(0.18)	—	—		(0.18)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.02	0.12	(0.34)	(0.22)	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2017	$11.31	0.12	(0.21)	(0.09)	(0.12)	(0.08)	—		(0.20)
Year Ended September 30, 2016	$11.18	0.11	0.20	0.31	(0.11)	(0.07)	—		(0.18)
Year Ended September 30, 2015	$11.24	0.12	— (b)	0.12	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2014	$10.96	0.11	0.28	0.39	(0.11)	—	—		(0.11)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.77	0.16	(0.35)	(0.19)	(0.16)	—	—		(0.16)
Year Ended September 30, 2017	$11.07	0.14	(0.26)	(0.12)	(0.14)	(0.04)	—		(0.18)
Year Ended September 30, 2016	$10.96	0.15	0.17	0.32	(0.15)	(0.06)	—		(0.21)
Year Ended September 30, 2015	$10.98	0.16	— (b)	0.16	(0.16)	(0.02)	—		(0.18)
Year Ended September 30, 2014	$10.74	0.16	0.24	0.40	(0.16)	—	—		(0.16)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$9.47	(2.37)%	$488	1.66%	0.98%	1.67%	40.85%
$9.89	(1.94)%	$577	1.62%	0.80%	1.66%	32.44%
$10.22	1.51%	$706	1.60%	0.48%	1.72%	49.39%
$10.17	1.06%	$777	1.67%	0.56%	1.73%	62.02%
$10.18	1.56%	$823	1.68%	0.66%	1.68%	35.74%

$10.21	(1.73)%	$7,464	1.45%	1.81%	1.57%	62.28%
$10.61	0.00%	$7,582	1.47%	1.38%	1.57%	64.07%
$10.83	5.05%	$7,933	1.49%	1.66%	1.59%	65.47%
$10.55	1.28%	$6,362	1.48%	1.87%	1.58%	41.37%
$10.68	4.24%	$5,578	1.56%	2.15%	1.58%	75.21%

$9.80	(1.44)%	$42	1.63%	2.19%	1.63%	66.82%
$10.23	1.30%	$43	1.64%	2.09%	1.64%	78.79%
$10.35	4.69%	$58	1.64%	2.03%	1.64%	83.88%
$10.09	0.75%	$9	1.63%	2.12%	1.63%	33.94%
$10.24	4.25%	$9	1.59%	2.31%	1.59%	105.03%

$9.60	(1.27)%	$33	1.58%	1.97%	1.62%	19.17%
$9.93	0.12%	$34	1.60%	1.31%	1.64%	34.72%
$10.09	2.83%	$40	1.61%	1.16%	1.65%	43.63%
$9.97	2.62%	$39	1.59%	1.30%	1.63%	19.85%
$9.89	2.72%	$38	1.58%	1.59%	1.62%	98.34%

$9.91	(1.93)%	$2	1.68%	1.45%	1.68%	20.37%
$10.28	(0.74)%	$2	1.58%	1.32%	1.65%	17.93%
$10.65	2.93%	$20	1.65%	1.50%	1.76%	16.44%
$10.63	1.13%	$20	1.71%	1.62%	1.79%	17.34%
$10.86	3.53%	$19	1.71%	1.72%	1.71%	11.13%

$10.62	(1.97)%	$591	1.63%	1.14%	1.63%	31.12%
$11.02	(0.74)%	$627	1.61%	1.13%	1.65%	5.89%
$11.31	2.85%	$802	1.61%	1.01%	1.71%	14.36%
$11.18	1.04%	$741	1.65%	1.07%	1.71%	18.38%
$11.24	3.58%	$747	1.69%	0.99%	1.69%	19.90%

$10.42	(1.80)%	$3,359	1.54%	1.48%	1.54%	22.06%
$10.77	(1.06)%	$4,591	1.54%	1.34%	1.58%	25.92%
$11.07	2.91%	$6,108	1.55%	1.31%	1.65%	10.05%
$10.96	1.43%	$3,350	1.59%	1.44%	1.66%	16.80%
$10.98	3.77%	$2,864	1.66%	1.52%	1.66%	11.67%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.10	0.12	(0.34)	(0.22)	(0.12)	—	(0.12)
Year Ended September 30, 2017	$11.30	0.11	(0.20)	(0.09)	(0.11)	—	(0.11)
Year Ended September 30, 2016	$11.14	0.12	0.20	0.32	(0.12)	(0.04)	(0.16)
Year Ended September 30, 2015	$11.14	0.13	0.02	0.15	(0.13)	(0.02)	(0.15)
Year Ended September 30, 2014	$10.85	0.14	0.29	0.43	(0.14)	—	(0.14)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.76	0.14	(0.36)	(0.22)	(0.14)	—	(0.14)
Year Ended September 30, 2017	$12.13	0.14	(0.28)	(0.14)	(0.14)	(0.09)	(0.23)
Year Ended September 30, 2016	$11.98	0.15	0.19	0.34	(0.15)	(0.04)	(0.19)
Year Ended September 30, 2015	$12.06	0.16	(0.01)	0.15	(0.16)	(0.07)	(0.23)
Year Ended September 30, 2014	$11.79	0.15	0.27	0.42	(0.15)	—	(0.15)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.05	0.14	(0.32)	(0.18)	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2017	$10.27	0.13	(0.17)	(0.04)	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2016	$10.14	0.13	0.18	0.31	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2015	$10.16	0.14	0.01	0.15	(0.14)	(0.03)	(0.17)
Year Ended September 30, 2014	$9.91	0.14	0.25	0.39	(0.14)	—	(0.14)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2018	$10.70	0.27	(0.10)	0.17	(0.33)	—	(0.33)
Year Ended September 30, 2017	$10.73	0.33	(0.03)	0.30	(0.33)	—	(0.33)
Year Ended September 30, 2016	$10.13	0.24	0.66	0.90	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.53	0.22	(0.44)	(0.22)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$9.90	0.14	0.66	0.80	(0.17)	—	(0.17)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2018	$11.67	0.15	0.21	0.36	(0.18)	—	(0.18)
Year Ended September 30, 2017	$10.62	0.07	1.06	1.13	(0.08)	—	(0.08)
Year Ended September 30, 2016	$10.13	0.09	0.53	0.62	(0.13)	—	(0.13)
Year Ended September 30, 2015	$10.47	0.04	(0.31)	(0.27)	(0.07)	—	(0.07)
Year Ended September 30, 2014	$9.60	0.09	0.89	0.98	(0.11)	—	(0.11)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2018	$11.47	0.11	0.38	0.49	(0.17)	—	(0.17)
Year Ended September 30, 2017	$10.18	0.03	1.32	1.35	(0.06)	—	(0.06)
Year Ended September 30, 2016	$9.68	0.05	0.57	0.62	(0.12)	—	(0.12)
Year Ended September 30, 2015	$10.09	(0.01)	(0.35)	(0.36)	(0.05)	—	(0.05)
Year Ended September 30, 2014	$9.09	0.05	1.02	1.07	(0.07)	—	(0.07)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.76	(1.98)%	$991	1.55%	1.11%	1.55%	27.71%
$11.10	(0.74)%	$1,440	1.56%	1.04%	1.59%	31.17%
$11.30	2.82%	$1,806	1.56%	1.02%	1.66%	2.69%
$11.14	1.35%	$1,517	1.61%	1.18%	1.68%	12.53%
$11.14	3.97%	$1,465	1.67%	1.26%	1.67%	15.51%

$11.40	(1.87)%	$844	1.55%	1.22%	1.55%	21.08%
$11.76	(1.14)%	$935	1.55%	1.18%	1.59%	23.25%
$12.13	2.88%	$1,170	1.56%	1.24%	1.66%	16.18%
$11.98	1.22%	$1,245	1.60%	1.32%	1.67%	16.01%
$12.06	3.61%	$1,490	1.66%	1.30%	1.66%	20.48%

$9.72	(1.82)%	$726	1.55%	1.39%	1.55%	17.53%
$10.05	(0.38)%	$739	1.56%	1.34%	1.59%	21.00%
$10.27	3.14%	$817	1.57%	1.29%	1.67%	11.31%
$10.14	1.42%	$409	1.61%	1.36%	1.67%	10.34%
$10.16	3.93%	$457	1.66%	1.39%	1.66%	21.09%

$10.54	1.64%	$1,051	1.54%	2.52%	1.55%	48.19%
$10.70	2.84%	$1,155	1.52%	3.08%	1.52%	43.86%
$10.73	9.07%	$1,157	1.39%	2.43%	1.47%	67.18%
$10.13	(2.14)%	$795	1.20%	2.04%	1.45%	126.46%
$10.53	8.07%	$291	1.20%	1.35%	1.45%	8.67%

$11.85	3.09%	$576	1.16%	1.23%	1.41%	14.41%
$11.67	10.68%	$785	1.17%	0.62%	1.42%	0.80%
$10.62	6.18%	$741	1.15%	0.89%	1.40%	5.19%
$10.13	(2.60)%	$751	1.15%	0.42%	1.40%	49.24%
$10.47	10.24%	$757	1.14%	0.88%	1.40%	5.70%

$11.79	4.27%	$427	1.19%	0.95%	1.44%	17.81%
$11.47	13.36%	$407	1.19%	0.31%	1.44%	1.92%
$10.18	6.46%	$436	1.18%	0.56%	1.43%	5.95%
$9.68	(3.62)%	$491	1.17%	(0.06)%	1.42%	58.40%
$10.09	11.75%	$506	1.16%	0.48%	1.41%	8.60%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2018	$20.82	0.33		1.97	2.30	(0.50)	(0.19)	(0.69)
Year Ended September 30, 2017	$17.78	0.41		2.98	3.39	(0.35)	—	(0.35)
Year Ended September 30, 2016	$16.62	0.32		1.16	1.48	(0.32)	—	(0.32)
Year Ended September 30, 2015	$17.33	0.27		(0.70)	(0.43)	(0.28)	—	(0.28)
Year Ended September 30, 2014	$14.23	0.22		3.08	3.30	(0.20)	—	(0.20)
Sterling Capital Mid Value Fund
Year Ended September 30, 2018	$19.00	0.01		1.26	1.27	(0.01)	(0.84)	(0.85)
Year Ended September 30, 2017	$16.92	0.03		2.59	2.62	(0.01)	(0.53)	(0.54)
Year Ended September 30, 2016	$18.14	0.07		2.07	2.14	(0.02)	(3.34)	(3.36)
Year Ended September 30, 2015	$19.50	0.11		(0.14)	(0.03)	(0.16)	(1.17)	(1.33)
Year Ended September 30, 2014	$18.91	0.10		1.77	1.87	(0.08)	(1.20)	(1.28)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2018	$18.55	0.19		0.89	1.08	(0.16)	(0.65)	(0.81)
Year Ended September 30, 2017	$15.30	0.17		3.18	3.35	(0.10)	—	(0.10)
Year Ended September 30, 2016	$14.14	0.22		1.16	1.38	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2015	$14.47	0.22		0.15	0.37	(0.26)	(0.44)	(0.70)
Year Ended September 30, 2014	$15.34	0.15		0.94	1.09	(0.09)	(1.87)	(1.96)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2018	$25.65	0.09		4.11	4.20	(0.18)	(1.94)	(2.12)
Year Ended September 30, 2017	$22.48	0.08		3.51	3.59	(0.01)	(0.41)	(0.42)
Year Ended September 30, 2016	$23.78	0.06		1.95	2.01	—	(3.31)	(3.31)
Year Ended September 30, 2015	$24.06	—	(b)	0.92	0.92	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.96	0.03		4.39	4.42	(0.04)	(2.28)	(2.32)
Sterling Capital Equity Income Fund
Year Ended September 30, 2018	$20.89	0.40		2.66	3.06	(0.39)	(1.95)	(2.34)
Year Ended September 30, 2017	$18.34	0.39		2.60	2.99	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2016	$17.39	0.35		2.06	2.41	(0.36)	(1.10)	(1.46)
Year Ended September 30, 2015	$18.98	0.36		(1.07)	(0.71)	(0.37)	(0.51)	(0.88)
Year Ended September 30, 2014	$18.18	0.38		1.41	1.79	(0.36)	(0.63)	(0.99)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$22.43	11.19%	$8,862	0.63%	1.51%	0.63%	127.89%
$20.82	19.18%	$272,504	0.64%	2.12%	0.64%	144.85%
$17.78	8.94%	$240,971	0.76%	1.83%	0.90%	145.53%
$16.62	(2.55)%	$221,481	0.81%	1.50%	0.91%	135.05%
$17.33	23.29%	$234,809	0.81%	1.34%	0.91%	113.75%

$19.42	6.82%	$323,012	0.92%	0.08%	0.92%	34.62%
$19.00	15.73%	$632,867	0.90%	0.15%	0.90%	24.83%
$16.92	13.32%	$550,697	0.93%	0.41%	0.93%	25.45%
$18.14	(0.43)%	$588,537	0.94%	0.55%	0.94%	30.61%
$19.50	10.17%	$696,468	0.93%	0.53%	0.93%	27.30%

$18.82	5.96%	$39,047	0.78%	1.04%	0.78%	89.85%
$18.55	21.89%	$208,404	0.80%	0.99%	0.85%	109.05%
$15.30	9.80%	$157,413	0.88%	1.54%	0.98%	120.42%
$14.14	2.42%	$111,757	1.00%	1.44%	1.00%	101.99%
$14.47	7.40%	$121,011	0.99%	0.99%	0.99%	68.50%

$27.73	17.46%	$350,030	0.86%	0.35%	0.86%	22.78%
$25.65	16.22%	$652,211	0.87%	0.32%	0.87%	18.92%
$22.48	8.86%	$587,320	0.92%	0.27%	0.97%	27.32%
$23.78	4.02%	$491,982	0.97%	0.01%	0.97%	26.98%
$24.06	22.00%	$574,783	0.96%	0.14%	0.96%	32.35%

$21.61	15.58%	$828,607	0.77%	1.91%	0.77%	19.49%
$20.89	16.51%	$980,982	0.78%	2.04%	0.78%	16.93%
$18.34	14.75%	$943,101	0.96%	2.04%	0.96%	20.64%
$17.39	(3.90)%	$807,729	0.97%	1.91%	0.97%	27.53%
$18.98	10.01%	$1,038,013	0.95%	2.03%	0.95%	16.13%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Redemption Fees
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2018	$11.76	0.28	(0.40)	(0.12)	(0.35)	(0.11)	(0.46)	—
Year Ended September 30, 2017	$9.69	0.27	1.97	2.24	(0.17)	—	(0.17)	—
Year Ended September 30, 2016	$9.24	0.23	0.44	0.67	(0.22)	—	(0.22)	—
November 30, 2014 to September 30, 2015(d)	$10.00	0.24	(0.97)	(0.73)	(0.03)	—	(0.03)	—
Sterling Capital SMID Opportunities Fund
Year Ended September 30, 2018	$11.77	(0.02)	0.99	0.97	(0.08)	(0.18)	(0.26)	—
October 3, 2016 to September 30, 2017(d)	$10.00	0.02	1.76	1.78	(0.01)	—	(0.01)	—
Sterling Capital Stratton Mid Cap Value Fund(e)
Year Ended September 30, 2018	$66.47	0.27	4.87	5.14	(0.30)	(2.29)	(2.59)	—
Year Ended September 30, 2017	$55.97	0.19	10.66	10.85	(0.08)	(0.27)	(0.35)	—
Period Ended September 30, 2016	$52.55	0.07	3.35	3.42	—	—	—	—
Year Ended December 31, 2015	$55.50	0.15	(1.17)	(1.02)	(0.15)	(1.78)	(1.93)	—	(f)
Year Ended December 31, 2014	$51.63	0.02	3.85	3.87	(0.02)	—	(0.02)	0.02
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2018	$37.10	0.81	1.52	2.33	(0.58)	(1.22)	(1.80)	—
Year Ended September 30, 2017	$39.74	0.83	(0.53)	0.30	(1.19)	(1.75)	(2.94)	—
Period Ended September 30, 2016	$36.01	0.61	3.62	4.23	(0.50)	—	(0.50)	—
Year Ended December 31, 2015	$36.44	0.66	(0.04)	0.62	(0.59)	(0.47)	(1.06)	0.01
Year Ended December 31, 2014	$29.86	0.62	8.47	9.09	(0.62)	(1.89)	(2.51)	—	(f)
Sterling Capital Stratton Small Cap Value Fund(e)
Year Ended September 30, 2018	$90.19	0.26	6.60	6.86	(0.25)	(7.69)	(7.94)	—
Year Ended September 30, 2017	$78.46	0.16	15.81	15.97	(0.14)	(4.10)	(4.24)	—	(f)
Period Ended September 30, 2016	$69.89	0.10	8.47	8.57	—	—	—	—	(f)
Year Ended December 31, 2015	$74.05	0.07	(3.15)	(3.08)	(0.08)	(1.00)	(1.08)	—	(f)
Year Ended December 31, 2014	$73.31	0.02	2.21	2.23	(0.02)	(1.48)	(1.50)	0.01
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2018	$9.79	0.16	(0.02)	0.14	(0.18)	—	(0.18)	—
Year Ended September 30, 2017	$9.81	0.09	0.04	0.13	(0.15)	—	(0.15)	—
Year Ended September 30, 2016	$9.86	0.09	0.03	0.12	(0.17)	—	(0.17)	—
Year Ended September 30, 2015	$9.94	0.07	(0.03)	0.04	(0.12)	—	(0.12)	—
Year Ended September 30, 2014	$9.98	0.08	(0.03)	0.05	(0.09)	—	(0.09)	—

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

Each of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.18	(1.25)%	$19,266	0.65%	2.33%	0.85%	96.65%
$11.76	23.46%	$81,876	0.68%	2.59%	0.95%	91.65%
$9.69	7.30%	$69,954	0.80%	2.48%	1.16%	125.35%
$9.24	(7.36)%	$18,592	1.03%	2.82%	1.18%	133.50%

$12.48	8.39%	$4,886	0.79%	(0.13)%	1.04%	45.64%
$11.77	17.84%	$4,460	0.79%	0.19%	1.35%	37.97%

$69.02	7.81%	$66,554	0.95%	0.40%	0.95%	14.47%
$66.47	19.47%	$66,030	0.91%	0.32%	0.92%	12.19%
$55.97	6.51%	$63,513	0.95%	0.18%	0.97%	11.16%
$52.55	(1.75)%	$64,364	1.04%	0.26%	1.04%	19.28%
$55.50	7.54%	$74,637	1.05%	0.03%	1.05%	55.45%

$37.63	6.42%	$91,626	0.82%	2.21%	0.82%	8.34%
$37.10	1.16%	$96,199	0.79%	2.23%	0.81%	13.52%
$39.74	11.73%	$104,688	0.83%	2.13%	0.85%	18.43%
$36.01	1.85%	$96,198	0.89%	1.82%	0.89%	15.47%
$36.44	30.69%	$93,984	0.96%	1.81%	0.96%	14.20%

$89.11	7.98%	$1,296,897	1.03%	0.29%	1.06%	15.51%
$90.19	20.73%	$1,183,974	1.06%	0.19%	1.06%	7.04%
$78.46	12.26%	$1,213,344	1.08%	0.20%	1.08%	3.42%
$69.89	(4.14)%	$1,156,577	1.11%	0.10%	1.11%	6.33%
$74.05	3.09%	$1,413,694	1.11%	0.03%	1.11%	11.15%

$9.75	1.46%	$21,926	0.41%	1.65%	0.51%	74.56%
$9.79	1.36%	$33,879	0.43%	0.95%	0.53%	59.57%
$9.81	1.24%	$54,183	0.45%	0.90%	0.54%	43.02%
$9.86	0.40%	$35,384	0.53%	0.66%	0.55%	66.19%
$9.94	0.46%	$47,197	0.48%	0.76%	0.48%	79.98%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2018	$8.69	0.19	(0.12)	0.07	(0.24)	—	—	(0.24)
Year Ended September 30, 2017	$8.81	0.12	(0.01)	0.11	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$8.86	0.12	0.07	0.19	(0.24)	—	—	(0.24)
Year Ended September 30, 2015	$9.07	0.13	(0.06)	0.07	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.24	0.16	(0.03)	0.13	(0.30)	—	—	(0.30)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2018	$9.92	0.19	(0.34)	(0.15)	(0.28)	—	—	(0.28)
Year Ended September 30, 2017	$10.25	0.18	(0.28)	(0.10)	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$10.19	0.15	0.12	0.27	(0.21)	—	—	(0.21)
Year Ended September 30, 2015	$10.21	0.16	0.04	0.20	(0.22)	—	—	(0.22)
Year Ended September 30, 2014	$10.30	0.17	0.09	0.26	(0.35)	—	—	(0.35)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2018	$10.60	0.29	(0.37)	(0.08)	(0.32)	—	—	(0.32)
Year Ended September 30, 2017	$10.82	0.25	(0.15)	0.10	(0.32)	—	—	(0.32)
Year Ended September 30, 2016	$10.54	0.28	0.35	0.63	(0.35)	—	—	(0.35)
Year Ended September 30, 2015	$10.67	0.31	(0.07)	0.24	(0.37)	—	—	(0.37)
Year Ended September 30, 2014	$10.53	0.34	0.21	0.55	(0.40)	(0.01)	—	(0.41)
Sterling Capital Corporate Fund
Year Ended September 30, 2018	$10.24	0.32	(0.36)	(0.04)	(0.32)	(0.07)	—	(0.39)
Year Ended September 30, 2017	$10.36	0.32	(0.09)	0.23	(0.31)	(0.04)	—	(0.35)
Year Ended September 30, 2016	$10.10	0.31	0.26	0.57	(0.31)	—	—	(0.31)
Year Ended September 30, 2015	$10.25	0.32	(0.14)	0.18	(0.31)	(0.01)	(0.01)	(0.33)
Year Ended September 30, 2014	$10.15	0.34	0.20	0.54	(0.34)	(0.10)	—	(0.44)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2018	$9.95	0.29	(0.32)	(0.03)	(0.30)	—	—	(0.30)
Year Ended September 30, 2017	$10.10	0.23	(0.11)	0.12	(0.27)	—	—	(0.27)
Year Ended September 30, 2016	$9.98	0.22	0.16	0.38	(0.26)	—	—	(0.26)
Year Ended September 30, 2015	$9.91	0.23	0.12	0.35	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.85	0.25	0.11	0.36	(0.30)	—	—	(0.30)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.26	0.22	(0.34)	(0.12)	(0.22)	(0.03)	—	(0.25)
Year Ended September 30, 2017	$10.63	0.23	(0.23)	—	(0.23)	(0.14)	—	(0.37)
Year Ended September 30, 2016	$10.61	0.27	0.14	0.41	(0.26)	(0.13)	—	(0.39)
Year Ended September 30, 2015	$10.84	0.28	(0.05)	0.23	(0.28)	(0.18)	—	(0.46)
Year Ended September 30, 2014	$10.65	0.29	0.19	0.48	(0.29)	—	—	(0.29)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.04	0.23	(0.35)	(0.12)	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2017	$11.33	0.23	(0.21)	0.02	(0.23)	(0.08)	—	(0.31)
Year Ended September 30, 2016	$11.19	0.23	0.21	0.44	(0.23)	(0.07)	—	(0.30)
Year Ended September 30, 2015	$11.25	0.23	— (b)	0.23	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2014	$10.97	0.22	0.28	0.50	(0.22)	—	—	(0.22)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.52	0.80%	$126,878	0.43%	2.20%	0.53%	62.02%
$8.69	1.28%	$67,467	0.45%	1.37%	0.55%	78.77%
$8.81	2.24%	$77,374	0.49%	1.34%	0.56%	54.68%
$8.86	0.82%	$78,390	0.55%	1.41%	0.57%	55.74%
$9.07	1.38%	$81,206	0.52%	1.72%	0.55%	56.10%

$9.49	(1.48)%	$17,961	0.65%	1.99%	0.66%	40.85%
$9.92	(0.95)%	$16,412	0.62%	1.80%	0.66%	32.44%
$10.25	2.63%	$18,871	0.61%	1.48%	0.72%	49.39%
$10.19	1.98%	$21,648	0.67%	1.56%	0.73%	62.02%
$10.21	2.58%	$23,119	0.68%	1.66%	0.68%	35.74%

$10.20	(0.74)%	$860,437	0.45%	2.79%	0.57%	62.28%
$10.60	1.00%	$997,074	0.47%	2.38%	0.57%	64.07%
$10.82	6.10%	$709,103	0.49%	2.67%	0.59%	65.47%
$10.54	2.29%	$612,927	0.48%	2.88%	0.58%	41.37%
$10.67	5.29%	$433,198	0.56%	3.15%	0.58%	75.21%

$9.81	(0.45)%	$30,805	0.63%	3.18%	0.63%	66.82%
$10.24	2.32%	$29,471	0.63%	3.09%	0.63%	78.79%
$10.36	5.70%	$31,755	0.64%	3.02%	0.64%	83.88%
$10.10	1.76%	$63,992	0.63%	3.12%	0.63%	33.94%
$10.25	5.42%	$50,353	0.60%	3.30%	0.60%	105.03%

$9.62	(0.28)%	$37,088	0.58%	2.97%	0.62%	19.17%
$9.95	1.23%	$39,533	0.60%	2.31%	0.64%	34.72%
$10.10	3.86%	$46,364	0.61%	2.16%	0.65%	43.63%
$9.98	3.54%	$46,249	0.59%	2.28%	0.63%	19.85%
$9.91	3.75%	$36,624	0.61%	2.50%	0.63%	98.34%

$9.89	(1.19)%	$7,705	0.68%	2.20%	0.68%	20.37%
$10.26	0.05%	$8,026	0.68%	2.26%	0.71%	17.93%
$10.63	3.95%	$8,580	0.66%	2.50%	0.77%	16.44%
$10.61	2.15%	$9,533	0.70%	2.62%	0.79%	17.34%
$10.84	4.57%	$10,532	0.72%	2.72%	0.72%	11.13%

$10.63	(1.07)%	$13,236	0.63%	2.14%	0.63%	31.12%
$11.04	0.26%	$16,991	0.61%	2.13%	0.65%	5.89%
$11.33	3.97%	$24,621	0.61%	2.00%	0.71%	14.36%
$11.19	2.05%	$28,968	0.65%	2.07%	0.71%	18.38%
$11.25	4.61%	$30,519	0.69%	1.99%	0.69%	19.90%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.78	0.26	(0.35)	(0.09)	(0.26)	—	(0.26)
Year Ended September 30, 2017	$11.08	0.25	(0.26)	(0.01)	(0.25)	(0.04)	(0.29)
Year Ended September 30, 2016	$10.97	0.26	0.17	0.43	(0.26)	(0.06)	(0.32)
Year Ended September 30, 2015	$10.98	0.27	0.01	0.28	(0.27)	(0.02)	(0.29)
Year Ended September 30, 2014	$10.74	0.27	0.24	0.51	(0.27)	—	(0.27)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.03	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)
Year Ended September 30, 2017	$11.22	0.22	(0.19)	0.03	(0.22)	—	(0.22)
Year Ended September 30, 2016	$11.06	0.23	0.20	0.43	(0.23)	(0.04)	(0.27)
Year Ended September 30, 2015	$11.07	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.78	0.25	0.29	0.54	(0.25)	—	(0.25)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$11.76	0.26	(0.36)	(0.10)	(0.26)	—	(0.26)
Year Ended September 30, 2017	$12.13	0.26	(0.28)	(0.02)	(0.26)	(0.09)	(0.35)
Year Ended September 30, 2016	$11.98	0.27	0.19	0.46	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2015	$12.06	0.28	(0.01)	0.27	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2014	$11.79	0.27	0.27	0.54	(0.27)	—	(0.27)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2018	$10.05	0.24	(0.31)	(0.07)	(0.24)	(0.01)	(0.25)
Year Ended September 30, 2017	$10.28	0.23	(0.18)	0.05	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2016	$10.15	0.24	0.17	0.41	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2015	$10.17	0.24	0.01	0.25	(0.24)	(0.03)	(0.27)
Year Ended September 30, 2014	$9.92	0.24	0.25	0.49	(0.24)	—	(0.24)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2018	$10.92	0.37	(0.09)	0.28	(0.44)	—	(0.44)
Year Ended September 30, 2017	$10.94	0.45	(0.04)	0.41	(0.43)	—	(0.43)
Year Ended September 30, 2016	$10.32	0.36	0.66	1.02	(0.40)	—	(0.40)
Year Ended September 30, 2015	$10.71	0.46	(0.58)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.05	0.24	0.68	0.92	(0.26)	—	(0.26)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2018	$11.98	0.25	0.24	0.49	(0.30)	—	(0.30)
Year Ended September 30, 2017	$10.90	0.19	1.08	1.27	(0.19)	—	(0.19)
Year Ended September 30, 2016	$10.39	0.20	0.54	0.74	(0.23)	—	(0.23)
Year Ended September 30, 2015	$10.73	0.16	(0.32)	(0.16)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$9.83	0.19	0.92	1.11	(0.21)	—	(0.21)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2018	$11.93	0.24	0.39	0.63	(0.28)	—	(0.28)
Year Ended September 30, 2017	$10.56	0.15	1.36	1.51	(0.14)	—	(0.14)
Year Ended September 30, 2016	$10.01	0.14	0.61	0.75	(0.20)	—	(0.20)
Year Ended September 30, 2015	$10.41	0.11	(0.38)	(0.27)	(0.13)	—	(0.13)
Year Ended September 30, 2014	$9.37	0.15	1.05	1.20	(0.16)	—	(0.16)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.43	(0.81)%	$133,812	0.54%	2.49%	0.54%	22.06%
$10.78	(0.06)%	$140,484	0.54%	2.34%	0.58%	25.92%
$11.08	3.94%	$157,284	0.55%	2.33%	0.65%	10.05%
$10.97	2.53%	$147,048	0.59%	2.44%	0.66%	16.80%
$10.98	4.81%	$151,267	0.66%	2.50%	0.66%	11.67%

$10.69	(1.02)%	$63,090	0.55%	2.10%	0.55%	27.71%
$11.03	0.34%	$69,746	0.56%	2.03%	0.59%	31.17%
$11.22	3.87%	$72,722	0.57%	2.03%	0.67%	2.69%
$11.06	2.27%	$58,132	0.61%	2.17%	0.68%	12.53%
$11.07	5.03%	$49,157	0.68%	2.27%	0.68%	15.51%

$11.40	(0.88)%	$61,420	0.55%	2.22%	0.55%	21.08%
$11.76	(0.14)%	$70,780	0.55%	2.18%	0.59%	23.25%
$12.13	3.91%	$83,965	0.56%	2.23%	0.66%	16.18%
$11.98	2.24%	$78,506	0.60%	2.33%	0.67%	16.01%
$12.06	4.65%	$79,895	0.66%	2.29%	0.66%	20.48%

$9.73	(0.73)%	$54,988	0.55%	2.39%	0.55%	17.53%
$10.05	0.52%	$59,567	0.56%	2.34%	0.59%	21.00%
$10.28	4.18%	$64,199	0.57%	2.30%	0.67%	11.31%
$10.15	2.44%	$66,716	0.60%	2.37%	0.67%	10.34%
$10.17	4.98%	$70,273	0.66%	2.39%	0.66%	21.09%

$10.76	2.61%	$6,807	0.55%	3.39%	0.55%	48.19%
$10.92	3.88%	$7,962	0.50%	4.11%	0.50%	43.86%
$10.94	10.13%	$26,328	0.39%	3.43%	0.47%	67.18%
$10.32	(1.23)%	$27,896	0.20%	4.29%	0.45%	126.46%
$10.71	9.19%	$2,300	0.20%	2.32%	0.45%	8.67%

$12.17	4.11%	$223	0.16%	2.06%	0.41%	14.41%
$11.98	11.75%	$111	0.17%	1.67%	0.42%	0.80%
$10.90	7.24%	$80	0.16%	1.89%	0.40%	5.19%
$10.39	(1.57)%	$106	0.15%	1.43%	0.40%	49.24%
$10.73	11.36%	$244	0.14%	1.87%	0.39%	5.70%

$12.28	5.33%	$749	0.19%	1.95%	0.44%	17.81%
$11.93	14.48%	$692	0.19%	1.34%	0.44%	1.92%
$10.56	7.58%	$725	0.18%	1.35%	0.43%	5.95%
$10.01	(2.67)%	$1,516	0.17%	1.00%	0.42%	58.40%
$10.41	12.89%	$872	0.16%	1.46%	0.41%	8.60%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2018	$18.15	(0.07)	1.19	1.12	—	(0.84)	(0.84)
Year Ended September 30, 2017	$16.25	— (b)	2.43	2.43	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.59	(0.02)	2.02	2.00	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.93	0.02	(0.14)	(0.12)	(0.05)	(1.17)	(1.22)
Year Ended September 30, 2014	$18.47	— (b)	1.74	1.74	(0.08)	(1.20)	(1.28)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2018	$18.32	0.13	0.85	0.98	(0.13)	(0.65)	(0.78)
Year Ended September 30, 2017	$15.14	0.18	3.08	3.26	(0.08)	—	(0.08)
Year Ended September 30, 2016	$14.00	0.14	1.15	1.29	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2015	$14.28	0.13	0.15	0.28	(0.12)	(0.44)	(0.56)
Year Ended September 30, 2014	$15.21	0.10	0.93	1.03	(0.09)	(1.87)	(1.96)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2018	$24.79	(0.04)	3.94	3.90	(0.12)	(1.94)	(2.06)
Year Ended September 30, 2017	$21.83	(0.04)	3.41	3.37	—	(0.41)	(0.41)
Year Ended September 30, 2016	$23.28	(0.05)	1.91	1.86	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.69	(0.11)	0.90	0.79	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.72	(0.09)	4.34	4.25	—	(2.28)	(2.28)
Sterling Capital Equity Income Fund
Year Ended September 30, 2018	$20.70	0.29	2.63	2.92	(0.28)	(1.95)	(2.23)
Year Ended September 30, 2017	$18.18	0.29	2.58	2.87	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2016	$17.25	0.26	2.04	2.30	(0.27)	(1.10)	(1.37)
Year Ended September 30, 2015	$18.84	0.26	(1.06)	(0.80)	(0.28)	(0.51)	(0.79)
Year Ended September 30, 2014	$18.04	0.29	1.40	1.69	(0.26)	(0.63)	(0.89)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2018	$10.55	0.25	(0.37)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2017	$10.77	0.20	(0.15)	0.05	(0.27)	—	(0.27)
Year Ended September 30, 2016	$10.49	0.23	0.35	0.58	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.62	0.25	(0.06)	0.19	(0.32)	—	(0.32)
Year Ended September 30, 2014	$10.48	0.28	0.22	0.50	(0.35)	(0.01)	(0.36)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	Net Assets are below $1,000.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$18.43	6.29%	$3		1.42%	(0.39)%	1.42%	34.62%
$18.15	15.18%	$2		1.39%	(0.01)%	1.39%	24.83%
$16.25	12.82%	$—	(c)	1.43%	(0.12)%	1.43%	25.45%
$17.59	(0.89)%	$—	(c)	1.44%	0.08%	1.44%	30.61%
$18.93	9.68%	$—	(c)	1.39%	0.02%	1.39%	27.30%

$18.52	5.44%	$63		1.28%	0.69%	1.28%	89.85%
$18.32	21.52%	$33		1.29%	1.09%	1.29%	109.05%
$15.14	9.22%	$—	(c)	1.38%	0.99%	1.38%	120.42%
$14.00	1.84%	$—	(c)	1.50%	0.89%	1.50%	101.99%
$14.28	7.01%	$—	(c)	1.45%	0.65%	1.45%	68.50%

$26.63	16.80%	$173		1.36%	(0.18)%	1.36%	22.78%
$24.79	15.66%	$266		1.36%	(0.16)%	1.36%	18.92%
$21.83	8.34%	$191		1.42%	(0.25)%	1.48%	27.32%
$23.28	3.51%	$46		1.47%	(0.44)%	1.47%	26.98%
$23.69	21.36%	$26		1.46%	(0.41)%	1.46%	32.35%

$21.39	14.97%	$2,548		1.27%	1.41%	1.27%	19.49%
$20.70	15.96%	$3,694		1.28%	1.52%	1.28%	16.93%
$18.18	14.18%	$1,921		1.46%	1.54%	1.46%	20.64%
$17.25	(4.40)%	$1,957		1.47%	1.40%	1.47%	27.53%
$18.84	9.52%	$1,811		1.45%	1.56%	1.45%	16.13%

$10.16	(1.13)%	$36		0.93%	2.45%	1.08%	62.28%
$10.55	0.50%	$5		0.96%	1.90%	1.04%	64.07%
$10.77	5.59%	$5		0.99%	2.20%	1.07%	65.47%
$10.49	1.77%	$6		0.98%	2.39%	1.09%	41.37%
$10.62	4.81%	$6		1.04%	2.65%	1.04%	75.21%

Sterling Capital Funds
Financial Highlights, Class R6 Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
February 1, 2018 to September 30, 2018(d)	$22.89	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)

Sterling Capital Mid Value Fund
February 1, 2018 to September 30, 2018(d)	$20.22	0.03	(0.81)	(0.78)	—	—	—

Sterling Capital Behavioral Small Cap Value Equity Fund
February 1, 2018 to September 30, 2018(d)	$18.59	0.17	0.08	0.25	—	—	—

Sterling Capital Special Opportunities Fund
February 1, 2018 to September 30, 2018(d)	$26.44	0.04	1.42	1.46	(0.15)	—	(0.15)

Sterling Capital Equity Income Fund
February 1, 2018 to September 30, 2018(d)	$21.49	0.30	0.12	0.42	(0.30)	—	(0.30)

Sterling Capital Behavioral International Equity Fund
February 1, 2018 to September 30, 2018(d)	$12.35	0.35	(1.51)	(1.16)	—	—	—

Sterling Capital Total Return Bond Fund
February 1, 2018 to September 30, 2018(d)	$10.48	0.21	(0.27)	(0.06)	(0.22)	—	(0.22)

*	During the periods certain fees were waived (See Note 6 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$22.43	(0.69)%	$270,105	0.58%	1.94%	0.63%	127.89%

$19.44	(3.86)%	$285,847	0.83%	0.26%	0.93%	34.62%

$18.84	1.34%	$191,051	0.73%	1.38%	0.79%	89.85%

$27.75	5.60%	$372,948	0.78%	0.21%	0.85%	22.78%

$21.61	2.03%	$317,827	0.66%	2.16%	0.77%	19.49%

$11.19	(9.39)%	$62,804	0.62%	4.63%	0.87%	96.65%

$10.20	(0.52)%	$281,637	0.35%	3.16%	0.59%	62.28%

Sterling Capital Funds
Notes to Financial Statements
September 30, 2018

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2018, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class R6 Shares and Institutional Shares. Class B Shares of the Funds closed effective May 26, 2017. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2018, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2018 is as follows:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$312,802,082(a)	$—	$—	$312,802,082
Sterling Capital Mid Value Fund	643,847,799(a)	—	—	643,847,799
Sterling Capital Behavioral Small Cap Value Equity Fund	238,171,308(a)	—	—	238,171,308
Sterling Capital Special Opportunities Fund	1,201,884,011(a)	—	—	1,201,884,011
Sterling Capital Equity Income Fund	1,674,922,169(a)	—	—	1,674,922,169
Sterling Capital Behavioral International Equity Fund	82,233,767(a)	—	—	82,233,767
Sterling Capital SMID Opportunities Fund	9,223,691(a)	—	—	9,223,691
Sterling Capital Stratton Mid Cap Value Fund	66,647,044(a)	—	—	66,647,044
Sterling Capital Stratton Real Estate Fund	91,734,651(a)	—	—	91,734,651
Sterling Capital Stratton Small Cap Value Fund	1,299,354,535(a)	—	—	1,299,354,535
Sterling Capital Ultra Short Bond Fund	5,258,829(b)	26,740,438(a)	—	31,999,267
Sterling Capital Short Duration Bond Fund	1,864,988(b)	129,336,462(a)	—	131,201,450
Sterling Capital Intermediate U.S. Government Fund	868,505(b)	20,592,472(a)	—	21,460,977
Sterling Capital Total Return Bond Fund	17,711,891(b)	1,192,918,409(a)	—	1,210,630,300
Sterling Capital Corporate Fund	609,224(b)	30,407,408(a)	—	31,016,632
Sterling Capital Securitized Opportunities Fund	239,765(b)	36,899,284(a)	—	37,139,049
Sterling Capital Kentucky Intermediate Tax-Free Fund	372,453(b)	10,844,241(a)	—	11,216,694
Sterling Capital Maryland Intermediate Tax-Free Fund	322,623(b)	18,530,412(a)	—	18,853,035
Sterling Capital North Carolina Intermediate Tax-Free Fund	3,178,433(b)	168,732,754(a)	—	171,911,187
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,393,716(b)	75,665,314(a)	—	77,059,030
Sterling Capital Virginia Intermediate Tax-Free Fund	725,073(b)	81,597,762(a)	—	82,322,835
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,073,231(b)	77,535,557(a)	—	78,608,788
Sterling Capital Diversified Income Fund	20,336,696(a)	—	—	20,336,696
Sterling Capital Strategic Allocation Balanced Fund	29,249,078(a)	—	—	29,249,078
Sterling Capital Strategic Allocation Growth Fund	22,883,664(a)	—	—	22,883,664

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2018.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2018, if any, are not accounted for as hedging instruments under U.S. GAAP. The effect of derivative financial instruments on the Statements of Operations categorized by primary risk exposure for the fiscal year ended September 30, 2018:

Net Realized Gain (Loss)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Options (equity contracts)*	$484,147	$321,432

*	Purchased options gain/loss are included in realized gain (loss) on investments.

Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written options (equity contracts)	$323,969	$62,202

For the fiscal year ended September 30, 2018, the average quarterly balance of derivative financial instruments were as follows:

	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Options (Equity Risk)
Average number of written option contracts	625	923
Average premium of written option contracts	$118,103	$220,934

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid monthly for Sterling Capital Diversified Income Fund. Dividends from net investment income are declared and paid quarterly for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Behavioral International Equity Fund is declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

The U.S. GAAP basis of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows:

	Class A		Class B		Class C		Institutional		Class R
	Net	Net	Net	Net	Net	Net	Net	Net	Net	Net
	Investment	Realized	Investment	Realized	Investment	Realized	Investment	Realized	Investment	Realized
	Income	Gains	Income	Gains	Income	Gains	Income	Gains	Income	Gains
Sterling Capital Behavioral Large Cap Value Equity Fund	$491,567	$—	$643	$—	$8,310	$—	$4,597,729	$—	$—	$—
Sterling Capital Mid Value Fund	—	991,131	—	7,484	—	179,472	392,245	17,153,010	—	6
Sterling Capital Behavioral Small Cap Value Equity Fund	48,544	—	127	—	1,321	—	1,042,074	—	1	—
Sterling Capital Special Opportunities Fund	—	6,462,864	—	26,525	—	3,913,050	376,646	10,436,329	—	8,322
Sterling Capital Equity Income Fund	8,134,764	550,868	3,110	1,261	2,941,750	320,996	19,918,050	1,109,671	51,646	2,596
Sterling Capital Behavioral International Equity Fund	5,337	—	—	—	451	—	1,170,042	—	—	—

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

	Class A		Class B		Class C		Institutional		Class R
	Net	Net	Net	Net	Net	Net	Net	Net	Net	Net
	Investment	Realized	Investment	Realized	Investment	Realized	Investment	Realized	Investment	Realized
	Income	Gains	Income	Gains	Income	Gains	Income	Gains	Income	Gains
Sterling Capital SMID Opportunities Fund	1,611	—	—	—	—	—	4,317	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	47	328	—	—	—	5	85,765	293,559	—	—
Sterling Capital Stratton Real Estate Value Fund	5,791	5,214	—	—	479	984	3,051,930	4,309,765	—	—
Sterling Capital Stratton Small Cap Value Fund	115	8,487	—	—	—	3,494	2,079,928	61,347,981	—	—
Sterling Capital Ultra Short Bond Fund	71,543	—	—	—	—	—	630,638	—	—	—
Sterling Capital Short Duration Bond Fund	156,953	—	—	—	29,145	—	1,953,116	—	—	—
Sterling Capital Intermediate U.S. Government Fund	126,044	—	281	—	8,445	—	415,985	—	—	—
Sterling Capital Total Return Bond Fund	1,963,457	—	2,480	—	160,528	—	25,297,071	—	136	—
Sterling Capital Corporate Fund	12,187	1,621	—	—	950	179	923,283	112,762	—	—
Sterling Capital Securitized Opportunities Fund	3,640	—	—	—	620	—	1,149,450	—	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	84,071	57,042	—	—	52	20	187,705	107,066	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	113,724	45,624	—	—	7,862	5,262	446,268	164,784	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	989,324	165,995	—	—	70,080	19,120	3,515,161	526,094	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	302,916	1,895	—	—	17,591	193	1,441,135	7,861	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	585,943	249,339	—	—	12,158	8,557	1,650,832	612,795	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	688,584	162,149	—	—	10,623	3,642	1,445,525	286,951	—	—
Sterling Capital Diversified Income Fund	567,986	—	2,237	—	34,231	—	671,189	—	—	—
Sterling Capital Strategic Allocation Balanced Fund	429,055	—	1,247	—	5,300	—	2,002	—	—	—
Sterling Capital Strategic Allocation Growth Fund	234,587	—	931	—	2,531	—	9,486	—	—	—

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Total Return Bond Fund and Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of a Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

3.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2018 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$396,651,339	$413,730,250
Sterling Capital Mid Value Fund	236,063,661	316,275,325
Sterling Capital Behavioral Small Cap Value Equity Fund	215,664,792	203,350,046
Sterling Capital Special Opportunities Fund	259,514,485	360,542,380
Sterling Capital Equity Income Fund	309,031,563	422,551,331
Sterling Capital Behavioral International Equity Fund	83,756,594	80,158,109
Sterling Capital SMID Opportunities Fund	3,992,343	4,740,187
Sterling Capital Stratton Mid Cap Value Fund	9,408,009	13,691,571
Sterling Capital Stratton Real Estate Fund	7,602,254	14,987,828
Sterling Capital Stratton Small Cap Value Fund	209,815,881	189,529,890
Sterling Capital Ultra Short Bond Fund	22,693,663	28,043,496
Sterling Capital Short Duration Bond Fund	90,817,884	31,529,442
Sterling Capital Intermediate U.S. Government Fund	58,205	500,000
Sterling Capital Total Return Bond Fund	528,553,888	355,682,011
Sterling Capital Corporate Fund	19,157,399	17,186,858
Sterling Capital Securitized Opportunities Fund	5,066,760	2,536,331
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,358,874	2,883,489
Sterling Capital Maryland Intermediate Tax-Free Fund	6,473,272	9,979,505
Sterling Capital North Carolina Intermediate Tax-Free Fund	38,937,775	46,576,916
Sterling Capital South Carolina Intermediate Tax-Free Fund	22,802,380	28,396,283
Sterling Capital Virginia Intermediate Tax-Free Fund	18,659,672	30,498,375
Sterling Capital West Virginia Intermediate Tax-Free Fund	14,706,056	21,536,130
Sterling Capital Diversified Income Fund	10,923,620	14,043,054
Sterling Capital Strategic Allocation Balanced Fund	4,277,415	5,955,247
Sterling Capital Strategic Allocation Growth Fund	4,133,611	5,510,106

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2018 were as follows:

	Purchases	Sales
Sterling Capital Short Duration Bond Fund	$34,303,717	$30,940,545
Sterling Capital Intermediate U.S. Government Fund	7,712,311	7,599,465
Sterling Capital Total Return Bond Fund	432,002,438	357,918,835
Sterling Capital Corporate Fund	1,504,902	1,501,642
Sterling Capital Securitized Opportunities Fund	6,306,415	4,710,384
Sterling Capital Ultra Short Bond Fund	1,165,430	—

5.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2018 is as follows:

	Shares Held at September 30, 2017	Shares Purchased	Shares Sold	Shares Held at September 30, 2018	Value at September 30, 2018	Dividend Income October 1, 2017- September 30, 2018	Distributions and Net Realized Gain (Loss) October 1, 2017- September 30, 2018	Change in Unrealized Appreciation/ Depreciation October 1, 2017- September 30, 2018
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	758,440	83,819	49,297	792,962	$8,865,316	$248,941	$167,069	$(586,007)
Sterling Capital Equity Income Fund, Institutional Shares	209,374	37,535	29,864	217,045	4,690,340	85,116	436,516	105,007
Sterling Capital Long/Short Equity Fund, Institutional Shares	337,412	—	337,412	—	—	—	95,657	109,793
Sterling Capital Special Opportunities Fund, Institutional Shares	165,887	25,183	19,564	171,506	4,755,872	32,399	342,447	328,434
Sterling Capital Total Return Bond Fund, Institutional Shares	958,185	173,936	84,673	1,047,448	10,683,966	334,570	(50,796)	(377,001)

Total Affiliates	2,429,298	320,473	520,810	2,228,961	$28,995,494	$701,026	$990,893	$(419,774)

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	742,596	94,742	58,887	778,451	$8,703,078	$242,969	$163,056	$(577,912)
Sterling Capital Equity Income Fund, Institutional Shares	199,299	30,898	29,105	201,092	4,345,606	82,603	404,160	128,086
Sterling Capital Long/Short Equity Fund, Institutional Shares	313,902	—	313,902	—	—	—	94,649	100,470
Sterling Capital Special Opportunities Fund, Institutional Shares	158,748	23,846	23,315	159,279	4,416,798	31,888	328,130	331,793
Sterling Capital Total Return Bond Fund, Institutional Shares	370,972	163,941	43,756	491,157	5,009,803	150,220	(30,004)	(167,497)

Total Affiliates	1,785,517	313,427	468,965	1,629,979	$22,475,285	$507,680	$959,991	$(185,060)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

6.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2018:

	Prior to February 1, 2018			Effective February 1, 2018
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45%		0.45%	0.45%
Sterling Capital Mid Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.60%	0.60%		0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65%		0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55%		0.55%	0.55%
Sterling Capital Behavioral International Equity Fund	0.60%	0.40	%(1)	0.60%	0.40	%(2)
Sterling Capital SMID Opportunities Fund	0.70%	0.54	%(1)	0.70%	0.54	%(2)
Sterling Capital Stratton Mid Cap Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Stratton Real Estate Fund	0.58%	0.58%		0.58%	0.58%
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.85%		0.85%	0.80	%(2)
Sterling Capital Ultra Short Bond Fund	0.20%	0.10	%(1)	0.20%	0.10	%(2)
Sterling Capital Short Duration Bond Fund	0.30%	0.20	%(1)	0.30%	0.20	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.32%	0.32	%(3)	0.32%	0.32	%(3)
Sterling Capital Total Return Bond Fund	0.37%	0.27	%(1)	0.37%	0.25	%(2)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Securitized Opportunities Fund	0.35%	0.31	%(1)	0.35%	0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Diversified Income Fund	0.25%	0.25	%(3)	0.25%	0.25	%(3)
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2017 through January 31, 2018.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2018 through January 31, 2019.
(3)

For all or a portion of the fiscal year ended September 30, 2018, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

Effective February 1, 2018, for the following funds, Sterling Capital has contractually agreed to waive its fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses of the shares based on average daily net assets, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations are for the period February 1, 2018 through January 31, 2019 are as follows:

	Class A	Class C	Institutional	Class R
Sterling Capital Behavioral International Equity Fund	1.00%	1.75%	0.75%	—
Sterling Capital SMID Opportunities Fund	1.04%	1.79%	0.79%	—
Sterling Capital Stratton Small Cap Value Fund	1.30%	2.05%	1.05%	—
Sterling Capital Total Return Bond Fund	0.70%	1.45%	0.45%	0.95%

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

In addition, Sterling Capital has contractually agreed to limit the expenses of the Class R6 shares based on average daily net assets for the following funds for the period February 1, 2018 through January 31, 2019 as follows:

Class R6
Sterling Capital Behavioral Large Cap Value Equity Fund	0.58%
Sterling Capital Mid Value Fund	0.83%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.73%
Sterling Capital Special Opportunities Fund	0.78%
Sterling Capital Equity Income Fund	0.66%
Sterling Capital Behavioral International Equity Fund	0.62%
Sterling Capital Total Return Bond Fund	0.35%

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO.

For the fiscal year ended September 30, 2018, the Funds paid $13,970 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the fiscal year ended September 30, 2018, the Distributor received $263,260 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the fiscal year ended September 30, 2018 were $2,458. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital, the Distributor and/or their affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $80,000 plus

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

$5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $20,000, the Audit Committee Chairman receives additional compensation at the annual rate of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $6,000. The fees are allocated across the Trust based upon relative net assets.

7.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

8.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 27, 2019. During the fiscal year ended September 30, 2018, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Equity Income Fund	2.50%	$10,871,500	4	$3,020	$12,736,000
Sterling Capital Stratton Real Estate	2.58%	227,000	3	51	511,000
Sterling Capital Short Duration Bond Fund	2.25%	17,000	4	4	38,000
Sterling Capital Corporate Fund	2.75%	115,000	3	26	115,000
Sterling Capital Securitized Opportunities Fund	3.00%	264,000	1	22	264,000

9.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses originating in taxable years beginning on or before December 22, 2010 are permitted to be carried forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) are carried forward indefinitely. Furthermore, post-2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

At September 30, 2018, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration*
	Short-term	Long-term
	Losses	Losses	Amount	Expires
Sterling Capital Ultra Short Bond Fund	$184,261	$830,198	$—	—
Sterling Capital Short Duration Bond Fund	1,526,578	6,186,114	—	—
Sterling Capital Short Duration Bond Fund	—	—	385,647	2019
Sterling Capital Intermediate U.S. Government Fund	287,649	488,276	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Total Return Bond Fund	4,836,186	5,960,736	—	—
Sterling Capital Securitized Opportunities Fund	1,402,606	409,309	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	1,309,715	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	600,034	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	400,485	—	—	—
Sterling Capital Diversified Income Fund	1,120,037	—	—	—
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,143,583	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-2010 Capital Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were as follows:

Utilized Capital Loss Carryforwards
Sterling Capital Diversified Income Fund	$33,521
Sterling Capital Strategic Allocation Balanced Fund	895,539
Sterling Capital Strategic Allocation Growth Fund	869,169

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, short dividend expense, the character of distributions and investments in regulated investment companies, partnerships, distributions in connection with fund share redemptions, royalty trusts and passive foreign investment companies (“PFICs”), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2018, these reclassifications were as follows:

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Distributable Earnings
Sterling Capital Behavioral Large Cap Value Equity Fund	$1,385,999	$(1,385,999)
Sterling Capital Mid Value Fund	2,635,350	(2,635,350)
Sterling Capital Behavioral Small Cap Value Equity Fund	788,410	(788,410)
Sterling Capital Special Opportunities Fund	5,545,350	(5,545,350)
Sterling Capital Equity Income Fund	11,856,126	(11,856,126)
Sterling Capital Behavioral International Equity Fund	25,138	(25,138)
Sterling Capital SMID Opportunities Fund	(26,644)	26,644
Sterling Capital Stratton Mid Cap Value Fund	133,262	(133,262)
Sterling Capital Stratton Real Estate Fund	284,170	(284,170)
Sterling Capital Stratton Small Cap Value Fund	8,224,188	(8,224,188)
Sterling Capital Kentucky Intermediate Tax-Free Fund	5,346	(5,346)
Sterling Capital Maryland Intermediate Tax-Free Fund	30,874	(30,874)
Sterling Capital West Virginia Intermediate Tax-Free Fund	6,539	(6,539)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

	Increase/ (Decrease) Paid-in-Capital	Increase/ (Decrease) Distributable Earnings
Sterling Capital Diversified Income Fund	(5,148,573)	5,148,573
Sterling Capital Strategic Allocation Growth Fund	(970,749)	970,749

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2018 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$7,229,983	$4,075,406	$11,305,389	$—	$—	$11,305,389
Sterling Capital Mid Value Fund	1,268,408	33,901,796	35,170,204	—	—	35,170,204
Sterling Capital Behavioral Small Cap Value Equity Fund	2,095,349	8,361,015	10,456,364	—	—	10,456,364
Sterling Capital Special Opportunities Fund	8,064,108	94,001,292	102,065,400	—	—	102,065,400
Sterling Capital Equity Income Fund	28,256,090	155,261,074	183,517,164	—	—	183,517,164
Sterling Capital Behavioral International Equity Fund	3,066,437	115,708	3,182,145	—	—	3,182,145
Sterling Capital SMID Opportunities Fund	147,580	41,361	188,941	—	—	188,941
Sterling Capital Stratton Mid Cap Value Fund	308,630	2,385,169	2,693,799	—	—	2,693,799
Sterling Capital Stratton Real Estate Fund	2,129,991	2,715,815	4,845,806	—	—	4,845,806
Sterling Capital Stratton Small Cap Value Fund	3,688,565	107,965,197	111,653,762	—	—	111,653,762
Sterling Capital Ultra Short Bond Fund	682,478	—	682,478	—	—	682,478
Sterling Capital Short Duration Bond Fund	2,844,454	—	2,844,454	—	—	2,844,454
Sterling Capital Intermediate U.S. Government Fund	579,826	—	579,826	—	—	579,826
Sterling Capital Total Return Bond Fund	35,749,155	—	35,749,155	—	—	35,749,155
Sterling Capital Corporate Fund	903,406	185,154	1,088,560	—	—	1,088,560
Sterling Capital Securitized Opportunities Fund	1,177,848	—	1,177,848	—	—	1,177,848
Sterling Capital Kentucky Intermediate Tax-Free Fund	4,994	38,542	43,536	—	252,800	296,336
Sterling Capital Maryland Intermediate Tax-Free Fund	5,822	161,923	167,745	—	441,393	609,138
Sterling Capital North Carolina Intermediate Tax-Free Fund	42,277	—	42,277	—	4,312,450	4,354,727
Sterling Capital South Carolina Intermediate Tax-Free Fund	23,099	—	23,099	—	1,724,027	1,747,126
Sterling Capital Virginia Intermediate Tax-Free Fund	17,056	—	17,056	—	1,933,651	1,950,707
Sterling Capital West Virginia Intermediate Tax-Free Fund	26,262	112,664	138,926	—	1,948,245	2,087,171
Sterling Capital Diversified Income Fund	887,840	—	887,840	—	—	887,840
Sterling Capital Strategic Allocation Balanced Fund	666,598	—	666,598	—	—	666,598
Sterling Capital Strategic Allocation Growth Fund	489,319	—	489,319	—	—	489,319

*

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds may also utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$5,098,249	$14,365	$5,112,614	$—	$—	$5,112,614
Sterling Capital Mid Value Fund	859,274	19,688,320	20,547,594	—	—	20,547,594
Sterling Capital Behavioral Small Cap Value Equity Fund	1,165,485	377,136	1,542,621	—	—	1,542,621
Sterling Capital Special Opportunities Fund	3,161,157	28,041,508	31,202,665	—	—	31,202,665
Sterling Capital Equity Income Fund	31,049,429	19,540,561	50,589,990	—	—	50,589,990
Sterling Capital Behavioral International Equity Fund	1,203,608	437	1,204,045	—	—	1,204,045
Sterling Capital SMID Opportunities Fund	22,172	146	22,318	—	—	22,318
Sterling Capital Stratton Mid Cap Value Fund	91,752	368,607	460,359	—	—	460,359
Sterling Capital Stratton Real Estate Value Fund	2,833,402	4,765,485	7,598,887	—	—	7,598,887
Sterling Capital Stratton Small Cap Value Fund	2,313,979	72,021,026	74,335,005	—	—	74,335,005
Sterling Capital Ultra Short Bond Fund	704,198	—	704,198	—	—	704,198
Sterling Capital Short Duration Bond Fund	2,151,401	—	2,151,401	—	21,626	2,173,027
Sterling Capital Intermediate U.S. Government Fund	546,204	—	546,204	—	—	546,204
Sterling Capital Total Return Bond Fund	27,102,666	—	27,102,666	—	32,682	27,135,348
Sterling Capital Corporate Fund	1,019,559	50,514	1,070,073	—	—	1,070,073
Sterling Capital Securitized Opportunities Fund	1,151,304	—	1,151,304	—	—	1,151,304
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	164,128	164,128	—	272,452	436,580
Sterling Capital Maryland Intermediate Tax-Free Fund	13,521	215,670	229,191	—	557,772	786,963
Sterling Capital North Carolina Intermediate Tax-Free Fund	11,347	699,697	711,044	—	4,582,294	5,293,338
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	9,915	9,915	—	1,766,112	1,776,027
Sterling Capital Virginia Intermediate Tax-Free Fund	—	870,685	870,685	—	2,254,349	3,125,034
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	452,742	452,742	—	2,145,342	2,598,084
Sterling Capital Diversified Income Fund	1,282,181	—	1,282,181	—	—	1,282,181
Sterling Capital Strategic Allocation Balanced Fund	438,670	—	438,670	—	—	438,670
Sterling Capital Strategic Allocation Growth Fund	247,677	—	247,677	—	—	247,677

*

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes. The Funds also may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

As of September 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$23,981,551	$23,981,551	$—	$—	$48,470,180	$72,451,731
Sterling Capital Mid Value Fund	15,472,873	28,630,115	44,102,988	—	—	123,226,570	167,329,558
Sterling Capital Behavioral Small Cap Value Equity Fund	2,496,875	23,774,664	26,271,539	—	—	31,724,127	57,995,666
Sterling Capital Special Opportunities Fund	—	75,872,012	75,872,012	—	—	421,870,322	497,742,334
Sterling Capital Equity Income Fund	2,911,821	113,890,331	116,802,152	—	—	508,415,043	625,217,195
Sterling Capital Behavioral International Equity Fund	2,224,994	2,948,087	5,173,081	—	—	6,081,881	11,254,962
Sterling Capital SMID Opportunities Fund	—	—	—	—	(19,335)	1,749,592	1,730,257
Sterling Capital Stratton Mid Cap Value Fund	159,415	3,928,548	4,087,963	—	—	24,527,027	28,614,990
Sterling Capital Stratton Real Estate Fund	471,849	2,986,060	3,457,909	—	—	31,904,326	35,362,235
Sterling Capital Stratton Small Cap Value Fund	1,710,570	70,227,126	71,937,696	—	—	659,957,445	731,895,141
Sterling Capital Ultra Short Bond Fund	13,242	—	13,242	(14,925)	(1,133,021)	(72,597)	(1,207,301)
Sterling Capital Short Duration Bond Fund	49,624	—	49,624	(64,325)	(8,098,340)	(1,601,074)	(9,714,115)
Sterling Capital Intermediate U.S. Government Fund	167,398	—	167,398	(30,869)	(813,775)	(557,021)	(1,234,267)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Total Return Bond Fund	2,102,966	—	2,102,966	(1,172,856)	(21,992,213)	(28,854,507)	(49,916,610)
Sterling Capital Corporate Fund	—	—	—	(80)	(170,097)	(351,951)	(522,128)
Sterling Capital Securitized Opportunities Fund	5,560	—	5,560	(5,480)	(1,986,246)	(657,079)	(2,643,245)
Sterling Capital Kentucky Intermediate Tax- Free Fund	26,193	65,025	91,218	(13,383)	—	7,854	85,689
Sterling Capital Maryland Intermediate Tax- Free Fund	38,355	222,289	260,644	(20,621)	—	81,352	321,375
Sterling Capital North Carolina Intermediate Tax-Free Fund	306,963	—	306,963	(201,576)	(1,309,715)	1,976,924	772,596
Sterling Capital South Carolina Intermediate Tax-Free Fund	114,236	—	114,236	(86,077)	(600,034)	317,866	(254,009)
Sterling Capital Virginia Intermediate Tax- Free Fund	171,119	—	171,119	(107,915)	(400,485)	770,462	433,181
Sterling Capital West Virginia Intermediate Tax-Free Fund	188,203	116,568	304,771	(107,077)	—	475,138	672,832
Sterling Capital Diversified Income Fund	27,633	—	27,633	(2,573)	(1,120,037)	613,939	(481,038)
Sterling Capital Strategic Allocation Balanced Fund	5,914	—	5,914	(98)	(3,143,583)	3,006,625	(131,142)
Sterling Capital Strategic Allocation Growth Fund	2,821	—	2,821	(103)	(4,640,596)	2,944,878	(1,693,000)

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, recognition of gain on constructive sales, basis adjustments on partnership interests, hybrid securities, royalty trusts, PFICs and the deferral of market discount and premium until point of sale.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The following Funds had deferred qualified late-year losses, which will be treated as arising on the first business day of the taxable year ending September 30, 2018:

	Qualified Late-Year Ordinary Losses	Qualified Late Year Short-term Capital Losses	Qualified Late Year Long-term Capital Losses
Sterling Capital SMID Opportunities Fund	$14,748	$4,587	$—
Sterling Capital Ultra Short Bond Fund	—	20,977	97,585
Sterling Capital Total Return Bond Fund	—	5,374,826	5,820,465
Sterling Capital Corporate Fund	—	184,590	(14,493)
Sterling Capital Securitized Opportunities Fund	—	19,424	154,907

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2018

As of September 30, 2018, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$264,331,900	$50,508,801	$(2,038,619)	$48,470,182
Sterling Capital Mid Value Fund	520,621,229	155,021,645	(31,795,075)	123,226,570
Sterling Capital Behavioral Small Cap Value Equity Fund	206,447,181	36,021,490	(4,297,363)	31,724,127
Sterling Capital Special Opportunities Fund	780,013,690	428,337,185	(6,466,864)	421,870,321
Sterling Capital Equity Income Fund	1,166,507,125	522,196,678	(13,781,634)	508,415,044
Sterling Capital Behavioral International Equity Fund	76,149,801	8,902,080	(2,818,114)	6,083,966
Sterling Capital SMID Opportunities Fund	7,474,098	1,845,486	(95,893)	1,749,593
Sterling Capital Stratton Mid Cap Value Fund	42,120,018	25,270,810	(743,784)	24,527,026
Sterling Capital Stratton Real Estate Fund	59,830,324	32,233,201	(328,874)	31,904,327
Sterling Capital Stratton Small Cap Value Fund	639,397,089	668,992,265	(9,034,819)	659,957,446
Sterling Capital Ultra Short Bond Fund	32,071,864	29,967	(102,564)	(72,597)
Sterling Capital Short Duration Bond Fund	132,802,523	189,666	(1,790,739)	(1,601,073)
Sterling Capital Intermediate U.S. Government Fund	22,017,998	83,940	(640,961)	(557,021)
Sterling Capital Total Return Bond Fund	1,239,484,806	4,619,823	(33,474,329)	(28,854,506)
Sterling Capital Corporate Fund	31,368,584	72,203	(424,155)	(351,952)
Sterling Capital Securitized Opportunities Fund	37,796,127	320,002	(977,080)	(657,078)
Sterling Capital Kentucky Intermediate Tax-Free Fund	11,208,840	137,390	(129,536)	7,854
Sterling Capital Maryland Intermediate Tax-Free Fund	18,771,684	219,099	(137,748)	81,351
Sterling Capital North Carolina Intermediate Tax-Free Fund	169,934,264	2,741,785	(764,862)	1,976,923
Sterling Capital South Carolina Intermediate Tax-Free Fund	76,741,164	706,880	(389,014)	317,866
Sterling Capital Virginia Intermediate Tax-Free Fund	81,552,373	1,127,252	(356,790)	770,462
Sterling Capital West Virginia Intermediate Tax-Free Fund	78,133,650	1,162,322	(687,184)	475,138
Sterling Capital Diversified Income Fund	19,722,757	975,746	(361,807)	613,939
Sterling Capital Strategic Allocation Balanced Fund	26,242,453	3,239,911	(233,286)	3,006,625
Sterling Capital Strategic Allocation Growth Fund	19,938,786	3,230,805	(285,927)	2,944,878

10.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted no events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Funds (the “Funds”) comprised of the Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended except for the Sterling Capital SMID Opportunities Fund, for which the period is from October 3, 2016 (commencement of operations) through September 30, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods in the two-year period ended December 31, 2014 for the Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, and Sterling Capital Stratton Small Cap Value Fund were audited by other independent registered public accountants whose report, dated February 18, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, the transfer agent of the underlying funds, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sterling Capital Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 21, 2018

Sterling Capital Funds
September 30, 2018

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2018, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,075,406	100.00%	100.00%	$—	—	$—	—
Sterling Capital Mid Value Fund	33,901,796	35.85%	39.27%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	8,361,015	95.13%	93.18%	—	—	—	—
Sterling Capital Special Opportunities Fund	94,001,292	100.00%	93.21%	—	—	—	—
Sterling Capital Equity Income Fund	155,261,074	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	115,708	79.49%	0.13%	—	—	156,830	100.00%
Sterling Capital SMID Opportunities Fund	41,361	29.50%	30.69%	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	2,385,169	100.00%	100.00%	—	—	—	—
Sterling Capital Stratton Real Estate Fund	2,715,815	4.11%	23.17%	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	107,965,197	100.00%	100.00%	—	—	—	—
Sterling Capital Ultra Short Bond Fund	—	—	—	—	—	—	—
Sterling Capital Short Duration Bond Fund	—	0.02%	0.02%	—	0.82%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	34.38%	—	—
Sterling Capital Total Return Bond Fund	—	0.48%	0.48%	—	4.95%	—	—
Sterling Capital Corporate Fund	185,154	—	—	—	0.17%	—	—
Sterling Capital Securitized Opportunities Fund	—	—	—	—	0.00%	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	38,542	—	—	252,800	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	161,923	—	—	441,393	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	—	—	4,312,450	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	—	—	1,724,027	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	—	—	—	1,933,651	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	112,664	—	—	1,948,245	—	—	—
Sterling Capital Diversified Income Fund	—	1.81%	0.52%	—	—	5,453	6.34%
Sterling Capital Strategic Allocation Balanced Fund	—	57.81%	20.95%	—	0.02%	10,021	31.40%
Sterling Capital Strategic Allocation Growth Fund	—	75.92%	27.41%	—	1.20%	9,780	40.77%

Sterling Capital Funds
September 30, 2018

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

On March 28, 2018, the Sterling Capital Special Opportunities Fund Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class R6 Shares paid distributions of $0.13868, $0.10644, $0.15246, $0.12455 and $0.15246 per share respectively. The following table shows the portion of that distribution that is estimated to have been made from each of net investment income, accumulated undistributed net profits from the sale of securities and return of capital as of the date of the distribution:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Class A Shares	$0.01578	$0.12290	$—	$0.13868
Class C Shares	0.01211	0.09433	—	0.10644
Institutional Shares	0.01735	0.13511	—	0.15246
Class R Shares	0.01417	0.11038	—	0.12455
Class R6 Shares	0.01735	0.13511	—	0.15246

The actual amounts and sources for tax reporting purposes will depend on the Fund’s investment experience during the remainder of the year, and can only be determined after the end of the Fund’s fiscal year. In early 2019, the Fund will send a Form 1099-DIV to applicable shareholders that will specify how to report this distribution for federal income tax purposes.

On March 28, 2018, the Sterling Capital SMID Opportunities Fund Class A Shares, Class C Shares and Institutional Shares paid distributions of $0.058150, $0.022250 and $0.075430 per share respectively. The following table shows the portion of that distribution that is estimated to have been made from each of net investment income, accumulated undistributed net profits from the sale of securities, and return of capital as of the date of the distribution:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Class A Shares	$—	$0.00873	$0.04942	$0.05815
Class C Shares	—	0.00334	0.01891	0.02225
Institutional Shares	—	0.01133	0.06410	0.07543

The actual amounts and sources for tax reporting purposes will depend on the Fund’s investment experience during the remainder of the year, and can only be determined after the end of the Fund’s fiscal year. In early 2019, the Fund will send a Form 1099-DIV to applicable shareholders that will specify how to report this distribution for federal income tax purposes.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	25	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	25	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	25	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	25	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	25	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	25	Director, Sterling Capital Management LLC

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Vice President, 08/05 — Present; Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors

Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor Mutual Fund Administration, Stratton Management Co.

Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 06/18 — Present	From June 2018 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from September 2010 to June 2018, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.

John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, The Bank of New York Mellon

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President, Regulatory Administration Department, The Bank of New York Mellon

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

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INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SC Funds
09/18

STERLING
CAPITAL FUNDS

©2018 Sterling Capital Funds

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $516,941 for 2018 and $527,719 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $104,445 for 2018 and $101,556 for 2017. Fees for both 2018 and 2017 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2017.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Sterling Capital Funds

By (Signature and Title) /s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date    11/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date    11/27/2018

By (Signature and Title) /s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date    11/27/2018